SEMIANNUAL REPORT

[NVEST FUNDS LOGO]


NVEST STRATEGIC INCOME FUND

[WHERE THE BEST MINDS MEET ARTWORK GOES HERE]

June 30, 2000

                               PRESIDENTS MESSAGE
================================================================================

                                                                    AUGUST  2000
--------------------------------------------------------------------------------
[PICTURE OF JOHN HAILER GOES HERE]

John
T. Hailer President and
Chief Executive Officer
Nvest Funds

In an effort to protect the U.S. economy from the specter of renewed inflation, the Federal Reserve Board has raised interest rates six times in the past 12 months - three times during the first six months of 2000. Because higher interest rates cut into corporate profits and make financial assets less attractive, the markets have been undergoing a period of heightened volatility.

YOUR CHOICE OF INVESTMENT TOOLS

Investors react to volatility in different ways. Some seek safer harbors; others define risk as opportunity and add selectively to their portfolios. Regardless of which type of investor you may resemble, remember that Nvest funds cover a wide spectrum of investments, from conservative to aggressive. These include a comprehensive family of equity and fixed-income funds that may complement your current holdings, as well as funds that combine different investment styles in a single portfolio.

For  example,  Nvest Star  funds'  multi-manager  approach  can help you through periods of market volatility by offering you greater diversification than single-manager funds. Each Nvest Star fund is composed of four separate segments run by managers with distinct investment disciplines -- a strategy that allows investors to benefit from different investment styles and diversified portfolio holdings, seeking superior long-term results with reduced risk. We search for the strongest candidates to manage each segment, using approaches that complement one another in varying market conditions. No matter how you react to shifting markets, don't let short-term events derail your long-range program. Consult your financial representative before you make any changes.

NVEST IS POISED FOR GLOBAL GROWTH

As you may know, Nvest Companies is under agreement to be acquired by CDC Asset Management, a leading French institutional money management company and a major global financial institution. CDC's expertise in European stock and bond markets will be a resource for the premier U.S. investment management teams who manage our funds. Nvest Funds will continue to operate independently, but with broader resources to bring you attractive, innovative products and services. Since your vote will be required, you will receive proxy information in September. In the meantime, if you would like more information, you are welcome to call your financial representative or us, or visit our web site, www.nvestfunds.com.

[JOHN HAILER'S SIGNATURE APPEARS HERE]

"No matter how you react to shifting markets, don't let short-term events derail your long- range program. Consult your financial representative before you make any changes."

               NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

                          NVEST STRATEGIC INCOME FUND
================================================================================

                                        INVESTMENT RESULTS THROUGH JUNE 30, 2000
--------------------------------------------------------------------------------
Putting Performance in Perspective

The charts comparing Nvest Strategic Income Fund's performance with a benchmark index provide you with a general sense of how your Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. Your Fund's total return for the period shown below appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. In addition, few investors could purchase all of the securities necessary to match the index and would incur transaction costs and other expenses, even if they could.

                                                  GROWTH OF A $10,000 INVESTMENT

[GROWTH OF $10,000 CHART GOES HERE]

                        NAV           MSC           Lehman Aggregate
        -----------------------------------------------------------------
         6/00        15,459        14,763        13,081        13,748
         6/99        14,830        14,163        13,549        13,120
         6/98        14,141        13,505        13,136        13,252
         6/97        13,385        12,783        11,883        12,037
         6/96        11,380        10,868        10,989        11,062
         6/95        10,015         9,564        10,463        10,465
         6/95        10,000         9,550        10,000        10,000

                  MAY 1995 (FUND INCEPTION) THROUGH JUNE 2000

This illustration represents past performance and does not guarantee future results. Share price and return will vary and you may have a gain or loss when you sell your shares. Other classes of shares are available for which performance, fees and expenses will differ. All results include reinvestment of dividends and capital gains.

                          NVEST STRATEGIC INCOME FUND
================================================================================

                                            AVERAGE ANNUAL TOTAL RETURNS--6/30/00
---------------------------------------------------------------------------------------------------
CLASS A (Inception 5/1/95)                6 MONTHS      1 YEAR      5 YEARS(8)   SINCE INCEPTION(8)
Net Asset Value(1) .................        1.51         4.29%         9.06           8.80%
With Maximum Sales Charge(2) .......       -3.07        -0.39          8.06           7.83
---------------------------------------------------------------------------------------------------
CLASS B (Inception 5/1/95)                6 Months      1 Year      5 YEARS(8)   SINCE INCEPTION(8)
Net Asset Value(1)                          1.05%        3.51%         8.22%          7.95%
With CDSC(3)                               -3.82        -1.26          7.95           7.82
---------------------------------------------------------------------------------------------------
CLASS C (Inception 5/1/95)                6 Months      1 Year      5 YEARS(8)   SINCE INCEPTION(8)
Net Asset Value(1)                          1.06%        3.42%         8.22%          7.90%
With CDSC(3)                                0.08         2.47          8.22           7.90
---------------------------------------------------------------------------------------------------
Class Y (Inception 12/1/99)               6 MONTHS        SINCE INCEPTION
Net Asset Value(1)                          1.64%               4.34%


                                                                            SINCE         SINCE
                                                                        CLASS A, B & C   CLASS Y
COMPARATIVE PERFORMANCE                  6 MONTHS   1 YEAR     5 YEARS    INCEPTION     INCEPTION
Lehman Aggregate Bond Index(4)             3.99%     4.56%      6.25%       6.97%         3.63%
Lehman Universal Index(5)                  3.79      4.78       6.37        7.09          3.72
Morningstar Multi-Sector Bond Average(6)   0.63      2.78       6.24        6.94          1.82
Lipper Multi-Sector Income Average(7)      0.43      2.09       6.24        6.21          1.51


NOTES TO CHARTS

These returns represent past performance and do not guarantee future results. Share price and returns will vary and you may have a gain or loss when you sell your shares. Recent returns may be higher or lower than those shown. Class Y shares are available to certain institutional investors only.

1 These results include reinvestment of any dividends and capital gains, but do not include a sales charge.
2 These results include reinvestment of any dividends and capital gains, and the maximum sales charge of 4.50%.
3 These results include reinvestment of any dividends and capital gains. Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge applied when you sell shares. Class C share performance assumes a 1.00% CDSC when you sell shares within one year of purchase.
4 Lehman Aggregate Bond Index is an unmanaged index of domestic debt issued by the U.S. government and its agencies. Since-inception returns for Class A, B and C shares are calculated from 4/30/95. Since-inception return for Class Y shares is calculated from 11/30/99. You may not invest directly in an index.
5 Lehman Universal Bond Index is an unmanaged index representing a blend of the Lehman Aggregate, High Yield and Emerging Market indices. You may not invest directly in an index. Since-inception returns for Class A, B and C shares are calculated from 4/30/95. Since-inception return for Class Y shares is calculated from 12/31/99.
6 Morningstar Multi-Sector Bond Average is the average performance without sales charges of funds with similar investment objectives as calculated by Morningstar, Inc. Since-inception returns for Class A, B and C shares are calculated from 4/30/95. Since-inception return for Class Y shares is calculated from 11/30/99.
7 Lipper Multi-Sector Income Average is the average performance without sales charges of funds with a similar current investment style or objective as calculated by Lipper Inc. Since-inception returns are calculated from 4/30/95. Since-inception returns for Class A, B and C shares are calculated from 4/30/95. Since-inception return for Class Y shares is calculated from 12/1/99.
8 The Fund waived certain fees and expenses during the period indicated and returns would have been lower had these fees not been waived.

                          NVEST STRATEGIC INCOME FUND
================================================================================

                                          INTERVIEW WITH YOUR PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

[PICTURE OF DAN FUSS AND KATHLEEN GAFFNEY APPEAR HERE]
Dan Fuss,
Kathleen Gaffney
Loomis, Sayles & Company, L.P.

Q. How did the Fund perform during the first half of 2000?

For the six months ended June 30, 2000, Nvest Strategic Income Fund's Class A shares had a total return of 1.51% at net asset value, including $0.48 per share in reinvested dividends. For the period, the Fund did not do as well as either of its broad market indexes, Lehman Brothers Aggregate Bond Index and Lehman Brothers Universal Bond Index, which returned 3.99% and 3.79%, respectively. However, its results were above average for two lists of comparable funds tracked by Morningstar and Lipper.

Q. What was the investment environment like?

Unlike the pattern of recent years, there was no increase in cash flows into domestic or international high-yield securities early in 2000. Instead, investors were distracted by high-tech stocks, leaving fixed-income markets generally neglected.

At one level, the effect was that dealers who normally purchase high-yield and other fixed-income securities were reluctant to do so, preferring to commit capital to initial public offerings and merger activity, where the prospects for reward by way of predetermined fees were more certain. Individuals, meanwhile, turned away from fixed-income securities to pursue growth via stocks.

Spreads (additional yield available from high-yield bonds compared to higher quality securities) remained very wide. But a number of defaults in sectors of the low-grade bond market left individuals indifferent to the generous yields that the wide spreads created.

Q. Given that market environment, what strategies did you pursue?

With interest rates rising and dealers unwilling to supply capital, high-yield bond prices fell throughout the period, a circumstance that hurt the Fund's six-month performance but which plays into our value-based approach. We believe that recent lower price levels stem from market sentiment rather than from fundamental weaknesses among issuers. Therefore, we have been buying aggressively in sectors that our analysts believe hold the most potential for price recovery as well as for stable, high income.

                          NVEST STRATEGIC INCOME FUND
================================================================================

For example, securities of Real Estate Investment Trusts (REITs) currently represent excellent value, in our opinion. With the economy strong, supply and demand for real estate properties are in good balance. Industry cash flows are good, occupancy rates are high and rents are rising. The bonds of two of our selections, Equity Office Property Trust and First Industrial, L.P., are investment-grade (of sufficient quality to be purchased by institutions) but currently offer yields usually associated with lower-grade bonds.

Nvest Strategic Income Fund's flexible investment policy allows us to pursue opportunities anywhere in the world. At the end of the period, about two-thirds of the portfolio was in foreign securities. In Canada, for example, the Fund's investments are positioned to benefit from increasing exports of commodities and natural resources to recovering global economies, and from a stronger Canadian dollar. The Fund also has commitments in Argentina, where recession is ending, and in Brazil, where inflation is dropping significantly and fiscal restraint is taking hold. The outlook in Asia is bolstered by increased foreign investment and healthy economic growth.

We have also been taking advantage of depressed valuations among cyclical industries -- those that are tied to the ups and downs of business cycles. Cyclical companies should do well in expanding overseas markets, even if the United States economy begins to slow.

Q. What factors affected performance the most, either positively or negatively?

Although many bonds appeared to offer more attractive valuations than stocks, so far this year investors continued to focus on growth to the exclusion of all else. In addition, there is still some concern that if U.S. economic growth slows in response to higher interest rates, the number of defaults may rise. Offsetting that concern is the fact that recent defaults have occurred largely among issues that came to market in the period 1996-1998, when the market was very receptive to high-yield offerings and many underfinanced companies were able to issue bonds. Because we focus on securities that have fallen to discount levels, new issues are not part of the Fund's portfolio and did not affect performance. In addition, our research-intensive approach is designed to steer the Fund clear of marginal issuers.

Performance benefited from strength in domestic telecommunications companies and technology issues. Technology results were enhanced by rising prices for con-

                          NVEST STRATEGIC INCOME FUND
================================================================================

PORTFOLIO COMPOSITION--6/30/00

                       % OF
     COMPANY         NET ASSETS
---------------------------------
1.   Yankees*               40.4
2.   Foreign Bonds          28.3
3.   Corporate Bonds        18.1
4.   Common Stocks           5.2
5.   Short Term & Other      8.0

Average Portfolio Maturity = 17.0 years
Portfolio holdings and asset allocations will vary.
* Yankees are U.S. dollar-denominated foreign bonds.


vertible securities -- bonds and preferred stocks that can be exchanged for common stock under specified conditions. We have been locking in gains in both sectors to take advantage of compelling valuations. The Fund's energy investments also did well, as oil prices rose dramatically.

Q. What is your outlook for the months ahead?

The consensus among investors is that the Federal Reserve Board will guide the U.S. economy to a graceful exit from its overheated state; that is, higher interest rates will let some of the steam out of the economy without bringing on a recession. However, there could be some bumps along the way to the "soft" economic landing. Since Nvest Strategic Income Fund's holdings already sell at depressed prices, further market volatility may not have a significant impact. Recovering overseas economies, including emerging markets, offer attractive potential for high yields as well as price appreciation through improved credit ratings. In addition, international economies are beginning to prosper on their own, as they become less dependent on the power of the U.S. economy. We believe these factors combine to provide attractive opportunities for Nvest Strategic Income Fund in 2000 and beyond.

This portfolio managers' commentary reflects the conditions and actions taken during the reporting period, which are subject to change. A shift in opinion may result in strategic and other portfolio changes.

Nvest Strategic Income Fund may invest in foreign and emerging market securities, which have special risks. It may also invest in lower-rated bonds, which offer higher yields in return for more risk, and in mortgage securities that are subject to prepayment risk. These risks affect the value of your investment. See a prospectus for details.

                             PORTFOLIO COMPOSITION
================================================================================

Investments as of June 30, 2000
(unaudited)

BONDS AND NOTES -- 84.9% OF TOTAL NET ASSETS

                                                                                       RATINGS (C)
                                                                                     -----------------
PRINCIPAL                                                                                      STANDARD
  AMOUNT        DESCRIPTION                                                        MOODY'S     & POOR'S       VALUE (A)
-----------------------------------------------------------------------------------------------------------------------
                CONVERTIBLE BONDS-- 11.6%
                CANADA-- 0.2%
  $500,000      Rogers Communications, Inc., 2.000%, 11/26/2005 .................   Ba3            BB-       $ 488,365
                                                                                                             ---------
                Hong Kong-- 0.7%
 4,075,000      Bangkok Bank Public Co., 4.589%, 3/03/2004 ......................   --             B+        2,149,563
                                                                                                             ---------
                Mauritius-- 0.8%
 2,950,000      App Finance VII Mauritius Ltd., 3.500%, 4/30/2003 ...............   B3             CCC+      2,168,250
                                                                                                             ---------
                Mexico-- 0.6%
 3,325,000      Empresas ICA Sociedad, 5.000%, 3/15/2004 ........................   B3             B-        1,662,500
                                                                                                             ---------
                Netherlands-- 0.2%
 1,000,000      Burns Philp Treasury Co., Ltd., 5.500%, 4/30/2004 ...............   --             B-          580,000
                                                                                                             ---------
                South Korea-- 0.3%
   250,000      Samsung SDI Co., Ltd., 0.250%, 3/12/2006 ........................   --             --          289,375
 1,000,000      Ssangyong Oil Refining Corp., Ltd., 3.000%, 12/31/2004(h)........   --             --          670,000
                                                                                                             ---------
                                                                                                               959,375
                THAILAND-- 1.3%
 2,130,000      Banpu Public Co., Ltd., 2.750%, 4/10/2003 .......................   --             --        2,268,450
 2,250,000      Loxley PLC, 2.500%, 4/04/2001(e) ................................   --             --          742,500
 1,130,000      Siam Commercial Bank, 3.250%, 1/24/2004 .........................   B2             BBB         563,587
   200,000      Total Access Communications, 144A, 2.000%, 5/31/2006 ............   --             --          244,000
                                                                                                             ---------
                                                                                                             3,818,537
                                                                                                             ---------
                UNITED STATES-- 7.5%
   500,000      Baker Hughes, Inc., Zero Coupon, 5/05/2008 ......................   A2             A           389,700
    96,000      Bell Sports Corp., 4.250%, 11/15/2000 ...........................   B2             B-           86,400
 3,910,000      Broadband Technologies, Inc., 144A, 5.000%, 5/15/2001 ...........   --             --        1,876,800
 1,000,000      Builders Transport, Inc., 144A, 8.000%, 8/15/2005, (e) (g) ......   B3             --            1,250
   200,000      Builders Transport, Inc., 144A, 6.500%, 5/01/2011, (e) (g) ......   B3             --              250
   400,000      Centocor, Inc., 4.750%, 2/15/2005 ...............................   --             AAA         539,500
   325,000      Cirrus Logic, Inc., 6.000%, 12/15/2003 ..........................   B3             CCC+        286,406
   275,000      CML Group, Inc., 144A, 5.500%, 1/15/2003,(e) (g) ................   --             --              173
   827,000      Cray Research, Inc., 6.125%, 2/01/2011 ..........................   B2             B-          500,335
   269,000      Dixie Group, Inc., 7.000%, 5/15/2012 ............................   B3             B+          166,780
 1,000,000      Dura Pharmaceuticals, Inc., 3.500%, 7/15/2002 ...................   B1             B           810,000
 1,050,000      EDO Corp., 7.000%, 12/15/2011 ...................................   B3             --          807,187
 1,000,000      Einstein/Noah Bagel Corp., 7.250%, 6/01/2004 (e)(g) .............   --             --          460,000
 1,400,000      Exide Corp., 144A, 2.900%, 12/15/2005 ...........................   B2             B           679,000
   250,000      Federal Realty Investment Trust, 5.250%, 10/28/2003, (REIT) .....   Baa2           BBB         212,500
   575,000      Glycomed, Inc., 7.500%, 1/01/2003 ...............................   Caa            --          460,000
 2,500,000      Intermedia Communications, Inc., 8.600%, 6/01/2008 ..............   B2             B         2,300,000
   525,000      Intevac, Inc., 6.500%, 3/01/2004 ................................   --             --          234,938
 1,375,000      Kent Electronics Corp., 4.500%, 9/01/2004 .......................   --             B         1,206,769
 1,000,000      Lennar Corp. Zero Coupon, 7/29/2018 .............................   Ba1            BB+         412,190
 4,250,000      Loews Corp., 3.125%, 9/15/2007 ..................................   A2             A+        3,655,680
 1,464,000      Maxtor Corp., 144A, 5.750%, 3/01/2012 ...........................   Caa            --        1,024,800
 1,098,000      Nabi, Inc., 6.500%, 2/01/2003 (h) ...............................   B3             CCC-        834,480


                See accompanying notes to financial statements.
6

================================================================================

Investments as of June 30, 2000
(unaudited)

BONDS AND NOTES -- CONTINUED

                                                                                       RATINGS (C)
                                                                                     -----------------
PRINCIPAL                                                                                      STANDARD
  AMOUNT        DESCRIPTION                                                        MOODY'S     & POOR'S       VALUE (A)
-----------------------------------------------------------------------------------------------------------------------
                UNITED STATES -- CONTINUED
  $125,000      NorAm Energy Corp., 6.000%, 3/15/2012 ...........................   Baa2           BBB-      $ 108,750
   750,000      Park Electrochemical Corp., 5.500%, 3/01/2006 ...................   B2             B-          727,500
   500,000      Phycor, Inc., 4.500%, 2/15/2003 .................................   B1             CCC+         90,000
   500,000      Preston Corp., 7.000%, 5/01/2011 ................................   B2             --          380,000
   155,000      Richardson Electronics Ltd., 7.250%, 12/15/2006 .................   B3             --          130,200
   450,000      S3, Inc., 5.750%, 10/01/2003 ....................................   --             --          426,375
   500,000      Schuler Homes, Inc., 6.500%, 1/15/2003 ..........................   B2             B-          400,000
   500,000      Sizeler Property Investments, Inc., 8.000%,
                7/15/2003, (REIT) ...............................................   --             --          443,750
   600,000      Telxon Corp., 5.750%, 1/01/2003 .................................   --             CCC+        525,750
   150,000      Thermedics, Inc., Zero Coupon, 6/01/2003 ........................   --             --          106,500
   350,000      Thermo Electron Corp., 4.250%, 1/01/2003 ........................   Baa3           BBB         322,875
 3,000,000      Western Digital Corp., Zero Coupon, 2/18/2018(h) ................   B3             B-          585,000
   381,000      Worldway Corp., 6.250%, 4/15/2011 ...............................   B1             BB+         308,610
                                                                                                             ---------
                                                                                                            21,500,448
                                                                                                            ----------
                Total Convertible Bonds (Identified Cost $42,180,195)                                       33,327,038
                                                                                                            ----------
                NON-CONVERTIBLE BONDS-- 73.3%
                ARGENTINA-- 2.4%
 1,800,000      Argentina Republic, 11.750%, 2/12/2007, (ARS) ...................   --             BBB-      1,481,330
 3,500,000      Argentina Republic, 8.875%, 3/01/2029, (ARS) ....................   B1             BB        2,330,650
 2,600,000      Buenos Aires City Argentina, 10.500%, 5/28/2004,(ARS) ...........   --             BB        2,145,000
 1,000,000      Compania de Alimentos Fargo SA, 13.250%, 8/01/2008 (ARS) ........   B1             BB-         855,000
                                                                                                             ---------
                                                                                                             6,811,980
                                                                                                             ---------
                BRAZIL-- 5.5%
 6,588,040      Federal Republic of Brazil, 8.000%, 4/15/2014, (f) ..............   B2             B+        4,834,304
14,008,000      Federal Republic of Brazil, 10.125%, 5/15/2027 ..................   B2             B+       11,031,300
                                                                                                            ----------
                                                                                                            15,865,604
                                                                                                            ----------
                CANADA-- 20.8%
 2,727,000      Alberta Province, 5.930%, 9/16/2016, (CAD) ......................   Aa1            AA+       1,795,246
18,505,000      British Columbia Province, Zero Coupon, 9/05/2020, (CAD) ........   --             --        3,396,353
17,900,000      British Columbia Province, Zero Coupon, 6/09/2022, (CAD) ........   --             --        2,933,091
 9,775,000      British Columbia Province, Zero Coupon, 8/19/2022, (CAD) ........                            1,585,030
35,000,000      British Columbia Province, Zero Coupon, 8/23/2024, (CAD) ........   --             --        5,044,736
11,250,000      British Columbia Province, Zero Coupon, 11/19/2027, (CAD) .......                            1,371,894
84,475,000      Canada Government, Zero Coupon, 6/01/2025, (CAD) ................   --             --       14,111,871
 3,500,000      Clearnet Communications, Inc., 0/11.750%,
                8/13/2007, (CAD) (d) ............................................   B3             --        1,636,674
 1,200,000      Clearnet Communications, Inc., 0/10.750%,
                2/15/2009, (CAD) (d) ............................................   B3             --          451,752
 7,950,000      Manitoba Province, 6.500%, 9/22/2017, (CAD) .....................   Aa3            AA-       5,392,998
 3,399,000      Manitoba Province, 7.750%, 12/22/2025, (CAD) ....................   Aa3            AA-       2,668,292
17,135,000      Manitoba Province, Zero Coupon, 3/05/2031, (CAD) ................   Aa3            AA-       1,817,867
 2,345,000      Microcell Telecommunications, 0/11.125%,
                10/15/2007, (CAD) (d) ...........................................   B3             B-        1,045,108
 2,500,000      New Brunswick F M Project, Inc., 0/6.470%,
                11/30/2027, (CAD) (d) ...........................................   --              A        1,369,235



                See accompanying notes to financial statements.
                                                                               7

================================================================================

Investments as of June 30, 2000
(unaudited)

BONDS AND NOTES -- CONTINUED


                                                                                       RATINGS (C)
                                                                                     -----------------
PRINCIPAL                                                                                      STANDARD
  AMOUNT        DESCRIPTION                                                        MOODY'S     & POOR'S       VALUE (A)
-----------------------------------------------------------------------------------------------------------------------
                CANADA -- CONTINUED
$ 29,550,000    Ontario Hydro Bank, Zero Coupon, 10/15/2021, (CAD) ..............   --             --        $     5,096,273
     750,000    Ontario Province, Zero Coupon, 7/13/2022, (CAD) .................   --             --                123,330
  12,600,000    Ontario Province, Zero Coupon, 6/02/2027, (CAD) .................   --             --              1,637,940
   8,800,000    Ontario Province, Zero Coupon, 3/08/2029, (CAD) .................                                  1,070,511
   8,500,000    Saskatchewan Province, Zero Coupon, 4/10/2014, (CAD) ............   --             --              2,376,487
   8,250,000    Saskatchewan Province, Zero Coupon, 2/04/2022, (CAD) ............                                  1,368,835
   9,605,000    Saskatchewan Province, Zero Coupon, 5/30/2025, (CAD) ............   --             --              1,330,392
   3,750,000    Saskatchewan Province, 5.750%, 3/05/2029, (CAD) .................   --             --              2,337,464
                                                                                                                   ---------
                                                                                                                  59,961,379
                                                                                                                  ----------
                CAYMAN ISLANDS-- 0.4%
   1,365,000    Enersis SA, 7.400%, 12/01/2016 ..................................   Baa1           A-              1,181,827
                                                                                                                  ----------
                COLOMBIA-- 0.2%
     970,535    Transgas de Occidente SA, 144A, 9.790%, 11/01/2010 ..............   Baa3           BB+               701,211
                                                                                                                  ----------
                ECUADOR-- 0.3%
   2,328,700    Republic of Ecuador, 7.188%, 2/27/2015, (e) (f) .................   B3             --                557,444
     500,000    Republic of Ecuador, 4.000%, 2/28/2025, (e) .....................   --             --                168,750
                                                                                                                  ----------
                                                                                                                     726,194
                                                                                                                  ----------
                HONG KONG-- 2.2%
   8,475,000    Bangkok Bank Public Co., 9.025%, 3/15/2029 ......................   Ba3            B+              6,356,250
                                                                                                                  ----------
                INDIA-- 1.3%
     585,000    Reliance Industries Ltd., 10.375%, 6/24/2016 ....................   Ba2            BB                555,048
   4,000,000    Tata Electric Companies, 144A, 8.500%, 8/19/2017 ................   Ba2            BB              3,278,880
                                                                                                                  ----------
                                                                                                                   3,833,928
                                                                                                                  ----------
                ISRAEL-- 0.5%
   3,000,000    Barak I T C International, 144A, 0/12.500%,
                11/15/2007, (d)                                                     B3             CCC+            1,552,500
                                                                                                                  ----------
                IVORY COAST-- 0.1%
   1,900,000    Ivory Coast, Inc., 1.000%, 3/31/2018(e) .........................   --             --                323,000
                MALAYSIA-- 1.7%
   1,750,000    Telekom Malaysia Berhad, 7.875%, 8/01/2025 ......................   Baa3           BBB             1,525,732
   4,300,000    Tenaga Nasional Berhad, 7.500%, 11/01/2025 ......................   Baa3           BBB             3,449,460
                                                                                                                  ----------
                                                                                                                   4,975,192
                                                                                                                  ----------
                MAURITIUS-- 3.5%
     500,000    Indah Kiat Finance Mauritius Ltd., 10.000%, 7/1/2007 ............   B3             CCC+              300,000
   2,700,000    Pindo Deli Finance Mauritius Ltd., 10.750%, 10/1/2007 ...........   B3             CCC+            1,620,000
   2,650,000    Pindo Deli Finance Mauritius Ltd., 11.750%, 10/1/2017 ...........   B3             CCC+            1,404,500
   5,000,000    Pindo Deli Finance Mauritius Ltd., 10.875%, 10/1/2027 ...........   --             CCC+            2,450,000
   6,625,000    Tjiwi Kimia Mauritius Ltd., 10.000%, 8/01/2004 ..................   B3             CCC+            4,339,375
                                                                                                                  ----------
                                                                                                                  10,113,875
                                                                                                                  ----------
                MEXICO-- 5.8%
   1,000,000    Alestra SA de CV, 144A, 12.125%, 5/15/2006 ......................   B2             BB-               937,500
   2,500,000    Espirito Santo Escelsa, 10.000%, 7/15/2007 ......................   B2             B+              1,950,000
   1,585,000    Perez Companc SA, 144A, 8.125%, 7/15/2007 .......................   B1             BBB-            1,327,437
   1,000,000    Petroleos Mexicanos, 9.250%, 3/30/2018 ..........................   Ba1            BB                945,000



                See accompanying notes to financial statements.
8

================================================================================

Investments as of June 30, 2000
(unaudited)

BONDS AND NOTES -- CONTINUED

                                                                                       RATINGS (C)
                                                                                     -----------------
   PRINCIPAL                                                                                     STANDARD
     AMOUNT     DESCRIPTION                                                        MOODY'S       & POOR'S          VALUE (A)
----------------------------------------------------------------------------------------------------------------------------
                MEXICO -- CONTINUED
$  4,350,000    Petroleos Mexicanos, 9.500%, 9/15/2027 ..........................   Ba1            BB+       $     4,230,375
   3,000,000    Petroleos Mexicanos, 144A, 8.625%, 12/01/2023 ...................   Ba2            --              2,610,000
   6,960,000    TFM SA, 0/11.750%, 6/15/2009, (d) ...............................   B2             B+              4,767,600
                                                                                                                  ----------
                                                                                                                  16,767,912
                                                                                                                  ----------
                PERU-- 0.2%
   1,000,000    Republic of Peru, 3.750%, 3/07/2017 .............................   Ba3            BBB+              603,800
                                                                                                                  ----------
                PHILIPPINES-- 2.3%
   5,150,000    Bangko Sentral Ng Philipinas, 8.600%, 6/15/2027 .................   Ba1            BB+             3,656,500
   1,250,000    Philippine Long Distance Telephone Co., 8.350%, 3/6/2017 ........   Ba2            BB+               836,385
   2,750,000    Quezon Power Philippines Co., 8.860%, 6/15/2017 .................   Ba1            BB+             2,172,500
                                                                                                                  ----------
                                                                                                                   6,665,385
                                                                                                                  ----------
                SOUTH AFRICA-- 2.8%
  23,100,000    Republic of South Africa, 12.500%, 12/21/2006, (ZAR) ............   --             A-              3,185,619
  17,650,000    Republic of South Africa, 13.000%, 8/31/2010, (ZAR) .............   --             A-              2,437,575
  17,000,000    Republic of South Africa, 13.500%, 9/15/2015, (ZAR) .............   Baa1           A-              2,407,080
                                                                                                                  ----------
                                                                                                                   8,030,274
                                                                                                                  ----------
                SOUTH KOREA-- 1.8%
   3,498,574    Korea Electric Power Corp., 7.400%, 4/01/2016 ...................   Baa3           BBB             3,188,915
   2,500,000    Samsung Electronics Ltd., 144A, 7.700%, 10/01/2027 ..............   Baa3           BBB-            1,875,000
                                                                                                                  ----------
                                                                                                                   5,063,915
                                                                                                                  ----------
                THAILAND-- 3.7%
   2,850,000    Siam Commercial Bank PLC, 144A, 7.500%, 3/15/2006 ...............   B2             B-              2,365,500
   2,175,000    Thai Farmers Bank PLC, 8.250%, 8/21/2016 ........................   B2             B+              1,653,000
   3,000,000    Total Access Communications, PLC, 144A, 7.625%, 11/4/2001 .......   B2             BB-             2,730,000
   4,525,000    Total Access Communications, PLC, 144A, 8.375%, 11/4/2006 .......   B2             BB-             3,823,625
                                                                                                                  ----------
                                                                                                                  10,572,125
                                                                                                                  ----------
                UNITED KINGDOM-- 0.3%
   2,875,000    Dolphin Telecom, 0/11.500%, 6/01/2008, (d) (EUR) ................   --             --                910,985

                UNITED STATES-- 15.3%
   2,000,000    Borden, Inc., 7.875%, 2/15/2023 .................................   Ba1            BB+             1,477,420
     111,000    Boston Celtics LP, 6.000%, 6/30/2038 ............................   --             --                 58,553
   1,000,000    Cablevision SA, 13.750%, 4/30/2007 ..............................   B1             BB                925,000
     250,000    CBS, Inc., 7.125%, 11/01/2023 ...................................   Baa3           BBB+              224,542
   1,000,000    Century Communications Corp., 8.375%, 11/15/2017 ................   B1             BB-               782,500
   2,175,000    Chesapeake Energy Corp., 7.875%, 3/15/2004 ......................   B2             B               2,011,875
     250,000    Chesapeake Energy Corp., 9.625%, 5/01/2005 ......................   B2             B                 244,375
     500,000    Columbia/HCA Healthcare Corp., 7.500%, 12/15/2023 ...............   Ba2            BB+               400,000
     820,000    Columbia/HCA Healthcare Corp., 7.050%, 12/01/2027 ...............   Ba2            BB+               606,800
     250,000    Dillion Read Structured Finance Corp., 8.550%, 8/15/2019 ........   --             BBB               211,142
     751,822    Dillon Read Structured Finance Corp., 6.660%, 8/15/2010 .........   --             BB+               640,974
  34,000,000    Fannie Mae, Zero Coupon, 10/29/2007, (NZD) ......................   Aaa            --              9,018,424
   1,000,000    First Industrial LP, 7.600%, 7/15/2028 ..........................   Baa2           BBB               835,560
   2,480,000    Fox Family Worldwide, Inc., 0/10.250, 11/01/2007, (d) ...........   B1             B               1,562,400
     250,000    Fruit of the Loom, Inc., 7.375%, 11/15/2023(e)(g) ...............   B2             D                 126,250


               See accompanying notes to financial statemements.

================================================================================

Investments as of June 30, 2000
(unaudited)

BONDS AND NOTES -- CONTINUED

                                                                                       RATINGS (C)
                                                                                     -----------------
   PRINCIPAL                                                                                     STANDARD
     AMOUNT     DESCRIPTION                                                        MOODY'S       & POOR'S          VALUE (A)
----------------------------------------------------------------------------------------------------------------------------
                UNITED STATES -- CONTINUED
  22,300,000    International Bank of Reconstruction &
                Development, Zero Coupon, 8/20/2007, (NZD)                          Aaa            AAA       $     6,166,061
     250,000    Kmart Corp., 9.440%, 7/01/2018 ..................................   Ba2            BB+               230,527
   3,500,000    Kmart Corp., 7.950%, 2/01/2023 ..................................   Baa3           BB+             2,725,380
      66,000    Missouri Pacific Railroad Co., 4.250%, 1/01/2005 ................   Baa1           BBB+               57,565
   5,375,000    Nextel Communications, Inc., 0/9.750, 10/31/2007, (d) ...........   B1             B               4,031,250
   1,405,000    PDVSA Finance Ltd., 7.400%, 8/15/2016 ...........................   Baa1           --              1,097,219
     250,000    Phillips Van Heusen Corp., 7.750%, 11/15/2023 ...................   Ba2            BB                183,750
     775,000    Pioneer Standard Electronics, Inc., 8.500%, 8/1/2006 ............   Baa3           BB                745,397
   2,000,000    RCN Corp., 0/9.800%, 2/15/2008, (d) .............................   B3             B-              1,105,000
   2,500,000    Seagate Technology, 7.450%, 3/01/2037 ...........................   Ba1            BBB             2,337,125
   1,000,000    Security Capital Industrial Trust, 7.625%, 7/01/2017, (REIT) ....   Baa2           BBB+              878,700
   3,500,000    Teligent, Inc., 144A, 0/11.500%, 3/01/2008 (d) ..................   --             CCC             1,636,250
   2,250,000    Westinghouse Electric Corp., 7.875%, 9/01/2023 ..................   Baa3           BBB+            2,185,200
   1,000,000    Woolworth Corp., 7.000%, 10/15/2002 .............................   B1             BB                892,009
   1,000,000    Woolworth Corp., 8.500%, 1/15/2022 ..............................   Baa3           BB                670,000
     699,000    Zenith Corp., 8.190%, 11/01/2009 ................................   --             --                223,680
                                                                                                                  ----------
                                                                                                                  44,290,928
                                                                                                                  ----------
                VENEZUELA-- 2.2%
     500,000    Cerro Negro Finance Ltd., 7.900%, 12/01/2020 ....................   Baa2           --                405,850
   9,000,000    Republic of Venezuela, 9.250%, 9/15/2027 ........................   B2             B               5,917,500
                                                                                                                  ----------
                                                                                                                   6,323,350
                                                                                                                  ----------
                Total Non-Convertible Bonds (Identified Cost $230,048,216)                                       211,631,614
                                                                                                                 -----------

COMMON STOCK-- 5.2%

     SHARES
----------------------------------------------------------------------------------------------------------------------------
                BRITISH VIRGIN ISLANDS-- 1.5%
     589,300    Sappi Ltd., ADR .................................................                                  4,346,087
                                                                                                                  ----------
                INDONESIA-- 0.5%
   6,786,500    PT Indah Kiat Pulp & Paper Corp. (IDR) ..........................                                  1,375,511
                                                                                                                  ----------
                THAILAND-- 0.4%
     122,000    Siam Commercial Bank PLC, (THB) .................................                                     62,261
     122,000    Siam Commercial Bank PLC, Warrants (THB) ........................                                     14,320
     260,000    Total Access Communications, PLC, (THB) .........................                                  1,045,200
                                                                                                                  ----------
                                                                                                                   1,121,781
                                                                                                                  ----------
                UNITED STATES-- 2.8%
     245,173    Advantica Restaurant Group, Inc. ................................                                    237,511
     162,900    Associated Estates Realty Corp. (REIT) ..........................                                  1,140,300
     192,550    Chesapeake Energy Corp. .........................................                                  1,492,263
     177,100    Developers Diversified Realty Corp. (REIT) ......................                                  2,645,431
      26,133    Hvide Marine, Inc. ..............................................                                    155,165
     111,700    Simon Property Group, Inc. (REIT) ...............................                                  2,478,344



                See accompanying notes to financial statements.
10

================================================================================

Investments as of June 30, 2000
(unaudited)


COMMON STOCK-- CONTINUED

     SHARES     DESCRIPTION                                                                                        VALUE(A)
----------------------------------------------------------------------------------------------------------------------------
                UNITED STATES -- CONTINUED
     150,150    Streamlogic Corp.(e)(g) .........................................                            $           150
         693    Streamlogic Corp., Warrants(e)(g) ...............................                                          0
                                                                                                                  ----------
                                                                                                                   8,149,164
                                                                                                                  ----------
                Total Common Stock (Identified Cost $18,613,604)                                                  14,992,543
                                                                                                                  ----------

PREFERRED STOCK-- 3.7%
----------------------------------------------------------------------------------------------------------------------------
               PHILIPPINES-- 0.4%
     32,800    Philippine Long Distance Telephone Co. (GDR) .....................                                  1,205,400
                                                                                                                   ---------
               UNITED STATES-- 3.3%
       2,639   Adelphia Business Solutions, Inc. ................................                                  2,295,771
       3,600   Archstone Communities Trust (REIT) ...............................                                    82,125
      38,000   Arkansas Best Corp., Class A .....................................                                  1,482,000
      35,000   Bethlehem Steel Corp., $3.500, 12/31/2049 ........................                                    507,500
       6,500   Camden Property Trust, $2.250, 12/31/2049 (REIT) .................                                    157,219
      53,850   Chesapeake Energy Corp. ..........................................                                  3,446,400
      13,500   Coltec Capital Trust .............................................                                    540,000
      22,500   Owens Corning, $6.500, 5/10/2025 .................................                                    542,812
      10,000   Owens Illinois, Inc. .............................................                                    222,500
      10,000   Western Gas Resources, Inc., $2.025, 12/31/2049 ..................                                    340,625
                                                                                                                  ----------
                                                                                                                   9,616,952
                                                                                                                  ----------
               Total Preferred Stock (Identified Cost $10,040,379)                                                10,822,352
                                                                                                                  ----------

SHORT TERM INVESTMENT-- 4.9%

  PRINCIPAL
   AMOUNT
----------------------------------------------------------------------------------------------------------------------------
 $14,066,000     Repurchase Agreement with State Street Bank
                 and Trust Co. dated 6/30/2000 at 5.25% to be
                 repurchased at $14,072,154 on 7/03/2000,
                 collateralized by $12,600,000 U.S. Treasury
                 Bond at 7.125% due 2/15/2023 valued at $14,348,250 .............                                 14,066,000
                                                                                                                  ----------
                 Total Short Term Investment (Identified Cost $14,066,000) .....                                  14,066,000
                                                                                                                  ----------
                 Total Investments-- 98.7% (Identified Cost $314,948,394) (b) ..                                 284,839,547
                 Other assets less liabilities .................................                                   3,807,800
                                                                                                                  ----------
                 Total Net Assets-- 100% .......................................                              $  288,647,347
                                                                                                              ==============


                See accompanying notes to financial statements.

================================================================================

Investments as of June 30, 2000
(unaudited)

--------------------------------------------------------------------------------

(a)  See Note 1a of Notes to Financial Statements.
(b)  Federal Tax Information:
          At June 30, 2000 the net unrealized depreciation on investments based on cost of
          $314,948,394 for federal income tax purposes was as follows:
          Aggregate gross unrealized appreciation for all investments in
          which there is an excess of value over tax cost ......................                             $    15,947,358
          Aggregate gross unrealized depreciation for all investments in
          which there is an excess of tax cost over value ......................                                 (46,056,205)
                                                                                                                 -----------
          Net unrealized depreciation ..........................................                             $   (30,108,847)
                                                                                                             ===============

     At December 31, 1999 the Fund had a capital loss carryover of approximately $13,337,197 which expires on December 31, 2007. This may be available to offset future realized capital gains, if any, to the extent provided by regulations.

(c) The ratings shown are believed to be the most recent ratings available at June 30, 2000. Securities are generally rated at the time of issuance. The rating agencies may revise their rating from time to time. As a result, there can be no assurance that the same ratings would be assigned if the securities were rated at June 30, 2000. The Fund's subadviser independently evaluates the Fund's portfolio securities and in making investment decisions does not rely solely on the ratings of agencies.
(d) Step Bond: Coupon rate is zero or below market for an initial period and then increases to a higher coupon rate at a specified date and rate.
(e)  Non-income producing security
(f)  Pay in kind securities.
(g)  Issuer filed petition under Chapter 11 of the Federal Bankruptcy Code.
(h) Security valued at fair value as determined in good faith by or under the direction of the Board of Trustees.
ADR/GDR An American Depositary Receipt (ADR) or Global Depositary Receipt (GDR) is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs and GDRs are significantly influenced by trading on exchanges not located in the United States or Canada.
REIT Real Estate Investment Trust
144A Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these amounted to $27,035,364 or 9.2% of net assets.

Principal amount is stated in United States Dollars, unless otherwise noted as the currency below:
     ARS         Argentine Peso
     CAD         Canadian Dollars
     EUR         Euro Currency
     IDR         Indonesian Rupiah
     NZD         New Zealand Dollars
     THB         Thai Baht
     ZAR         South African Rand


                See accompanying notes to financial statements.
12

================================================================================

Investments as of June 30, 2000
(unaudited)


--------------------------------------------------------------------------------

Ten Largest Industry Concentrations of Investments at June 30, 2000
Government                   35.2%
Finance & Banking            10.6%
Industrial Services           6.5%
Industrials                   6.0%
Electric Utilities            4.9%
Telecommunications            4.8%
Energy                        2.8%
Real Estate                   2.8%
Electronics                   2.0%
Telephone                     1.8%



                See accompanying notes to financial statements.

                       STATEMENT OF ASSETS & LIABILITIES
================================================================================


June 30, 2000
(unaudited)


ASSETS
        Investments at value (Identified cost $314,948,394) ........................                         $   284,839,547
        Cash .......................................................................                                     876
        Investments held as collateral for loaned securities .......................                               8,922,650
        Receivable for:
             Fund shares sold ......................................................                                 380,585
             Dividends and interest ................................................                               4,610,032
             Miscellaneous .........................................................                                      72
                                                                                                                  ----------
                                                                                                                 298,753,762

LIABILITIES
        Payable for:
             Collateral on securities loaned, at value .............................    $     8,922,650
             Fund shares redeemed ..................................................            490,947
             Withholding taxes .....................................................              5,065
             Dividends declared ....................................................            532,757
        Accrued expenses:
             Management fees .......................................................             14,630
             Deferred trustees' fees ...............................................             26,730
             Accounting and administrative .........................................             16,456
             Transfer agent ........................................................             38,450
             Other .................................................................             58,730
                                                                                                 ------
                                                                                                                  10,106,415
                                                                                                                  ----------
NET ASSETS .........................................................................                        $    288,647,347
                                                                                                            ================

        Net Assets consist of:
             Paid-in capital .......................................................                         $   337,697,932
             Undistributed net investment income ...................................                                 378,740
             Accumulated net realized gains (losses) ...............................                             (19,320,038)
             Unrealized appreciation (depreciation) on investments and
             foreign currency ......................................................                             (30,109,287)
                                                                                                                 -----------
NET ASSETS .........................................................................                         $   288,647,347
                                                                                                             ===============

        Computation of net asset value and offering price:
        Net asset value and redemption price of Class A shares
          ($123,485,067 / 10,873,360 shares of beneficial interest)                                               $    11.36
                                                                                                                  ==========
        Offering price per share (100 / 95.50 of $11.36)                                                          $    11.90*
                                                                                                                  ==========
        Net asset value and offering price of Class B shares
          ($125,481,485 / 11,051,453 shares of beneficial interest)                                               $    11.35**
                                                                                                                  ==========
        Net asset value and offering price of Class C shares
          ($39,610,142 / 3,491,908 shares of beneficial interest)                                                 $    11.34**
                                                                                                                  ==========
        Net asset value, offering and redemption price of Class Y shares
          ($70,653 / 6,220 shares of beneficial interest)                                                         $    11.36
                                                                                                                  ==========


* Based upon single purchases of less than $100,000. Reduced sales charges apply for purchases in excess of this amount.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charges.


                See accompanying notes to financial statements.
14

                            STATEMENT OF OPERATIONS
================================================================================

Six Months Ended June 30, 2000
(unaudited)


INVESTMENT INCOME
        Dividends (net of foreign taxes of $8,971)                                                           $       592,810
        Interest                                                                                                  13,466,588
        Securities lending income                                                                                     22,136
                                                                                                                      ------
                                                                                                                  14,081,534

     EXPENSES
          Management fees                                                            $       918,483
          Service fees - Class A                                                             154,752
          Service and distribution fees - Class B                                            629,233
          Service and distribution fees - Class C                                            199,543
          Trustees' fees and expenses                                                          9,353
          Accounting and administrative                                                       52,427
          Custodian                                                                           83,476
          Transfer agent - Class A, Class B, Class C                                         245,357
          Transfer agent - Class Y                                                                14
          Audit and tax services                                                              23,603
          Legal                                                                                6,871
          Printing                                                                            17,529
          Registration                                                                        39,279
          Amortization of organization expense                                                 4,503
          Miscellaneous                                                                        8,730
                                                                                               -----
          Total expenses                                                                                           2,393,153
                                                                                                                   ---------
          Net investment income                                                                                   11,688,381

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  AND FOREIGN CURRENCY TRANSACTIONS

     Realized gain (loss) on:
          Investments - net                                                               (4,724,747)
          Foreign currency transactions - net                                                (34,993)
                                                                                             -------
          Total realized gain (loss) on investments and foreign currency transactions     (4,759,740)
                                                                                          ----------
     Unrealized appreciation (depreciation) on:
          Investments - net                                                               (3,242,649)
          Foreign currency transactions - net                                                   (440)
                                                                                                ----
          Total unrealized appreciation (depreciation) on investments
          and foreign currency transactions                                               (3,243,089)
                                                                                          ----------
     Net gain (loss) on investment transactions                                                                   (8,002,829)
                                                                                                                  ----------

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                                                        $     3,685,552
                                                                                                             ===============




                 See accompanying notes to financial statement.

                       STATEMENT OF CHANGES IN NET ASSETS
================================================================================

(unaudited)


                                                                                             YEAR ENDED     SIX MONTHS ENDED
                                                                                            DECEMBER 31,         JUNE 30,
                                                                                                1999               2000
                                                                                   -----------------------------------------
FROM OPERATIONS
        Net investment income                                                           $    26,084,279      $    11,688,381
        Net realized gain (loss) on investments and foreign currency transactions           (12,179,304)          (4,759,740)
        Net unrealized appreciation (depreciation) on investments and
        foreign currency transactions                                                        19,325,785           (3,243,089)
                                                                                             ----------           ----------
        Increase (decrease) in net assets from operations                                    33,230,760            3,685,552
                                                                                             ----------            ---------
FROM DISTRIBUTIONS TO SHAREHOLDERS
        Net investment income
             Class A                                                                        (11,121,336)          (4,998,216)
             Class B                                                                        (10,486,796)          (4,621,930)
             Class C                                                                         (3,403,086)          (1,467,004)
             Class Y                                                                                 (2)              (1,235)
                                                                                                     --               ------
        Net realized gain on investments
             Class A                                                                           (389,803)                   0
             Class B                                                                           (401,214)                   0
             Class C                                                                           (129,518)                   0
                                                                                               --------                    -
        In excess of net realized gain on investments
             Class A                                                                            (23,287)                   0
             Class B                                                                            (23,969)                   0
             Class C                                                                             (7,737)                   0
                                                                                                 ------                    -
                                                                                            (25,986,748)         (11,088,385)
                                                                                            -----------          -----------
INCREASE (DECREASE) IN NET ASSETS DERIVED
        FROM CAPITAL SHARE TRANSACTIONS                                                     (21,198,379)           3,192,778
                                                                                            -----------            ---------
Total increase (decrease) in net assets                                                     (13,954,367)          (4,210,055)
                                                                                            -----------           ----------
NET ASSETS
        Beginning of the period                                                             306,811,769          292,857,402
                                                                                            -----------          -----------
        End of the period                                                               $   292,857,402      $   288,647,347
                                                                                        ===============      ===============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
        End of the period                                                               $      (221,256)     $       378,740
                                                                                        ===============      ===============


                See accompanying notes to financial statements.

                              FINANCIAL HIGHLIGHTS
================================================================================

For a share outstanding throughout each period.
(unaudited)


                                                             CLASS A
                                      ----------------------------------------------------------
                                        MAY 1(A)                                       SIX MONTHS
                                        THROUGH                                          ENDED
                                      DECEMBER 31,        YEAR ENDED DECEMBER 31,       JUNE 30,
                                                  ----------------------------------------------
                                        1995      1996      1997     1998      1999      2000
                                      ---------------------------------------------------------
Net Asset Value, Beginning of
the Period ........................   $ 12.50   $ 12.99   $ 13.36   $ 13.42   $ 11.37   $ 11.65
                                      -------   -------   -------   -------   -------   -------
Income From Investment Operations
Net Investment Income .............      0.74      1.05      1.01      1.05      1.03      0.48
Net Realized and Unrealized Gain (Loss)
on Investments ....................      0.49      0.73      0.21     (1.30)     0.31     (0.29)
                                         ----      ----      ----     -----      ----     -----
Total From Investment Operations ..      1.23      1.78      1.22     (0.25)     1.34      0.19
                                         ----      ----      ----     -----      ----      ----
Less Distributions
Dividends From Net Investment
Income ............................     (0.73)    (1.05)    (1.01)    (1.05)    (1.02)    (0.48)
Distributions in Excess of Net
Investment Income .................     (0.01)     0.00      0.00      0.00      0.00      0.00
Distributions From Net Realized
Capital Gains .....................      0.00     (0.36)    (0.15)    (0.70)    (0.04)     0.00
Distributions in Excess of
Net Realized Capital Gains ........      0.00      0.00      0.00     (0.05)     0.00(c)   0.00
                                         ----      ----      ----     -----      ----      ----
Total Distributions ...............     (0.74)    (1.41)    (1.16)    (1.80)    (1.06)    (0.48)
                                        -----     -----     -----     -----     -----     -----
Net Asset Value, End of the Period    $ 12.99   $ 13.36   $ 13.42   $ 11.37   $ 11.65   $ 11.36
                                      =======   =======   =======   =======   =======   =======
Total Return (%)(b) ...............      10.3      14.5       9.3      (1.7)     12.2       1.5
Ratio of Operating Expenses to Average
Net Assets (%)(d) .................      0.93(e)   0.96      1.18      1.19      1.21      1.22(e)
Ratio of Net Investment Income to Average
Net Assets (%) ....................      8.75(e)   8.23      7.36      8.33      9.09      8.53(e)
Portfolio Turnover Rate (%) .......        22        52        37        33        19         3
Net Assets, End of the Period (000)   $36,939   $90,729   $144,706  $127,306  $124,869  $123,485


(a)  Commencement of operations.
(b)  A sales charge is not reflected in total return calculations.  Periods less than one year are not computed on an annulaized basis.
(c)  Amount is less than $0.01.
(d)  The ratio of operating expenses to average net assets without giving effect to voluntary expense
     limitations would have been:      1.58(e)     1.31      --        --        --        --
(e)  Computed on an annualized basis.

                See accompnaying notes to financial statements.

                              FINANCIAL HIGHLIGHTS
================================================================================

For a share outstanding throughout each period.
(unaudited)


                                                             CLASS B
                                      ----------------------------------------------------------
                                        MAY 1(A)                                       SIX MONTHS
                                        THROUGH                                          ENDED
                                      DECEMBER 31,        YEAR ENDED DECEMBER 31,       JUNE 30,
                                                  ----------------------------------------------
                                        1995      1996      1997     1998      1999      2000
                                      ---------------------------------------------------------
Net Asset Value, Beginning of
the Period ........................   $ 12.50   $ 12.99   $ 13.36   $ 13.42   $ 11.37   $ 11.65
                                      -------   -------   -------   -------   -------   -------
Income From Investment Operations
Net Investment Income .............      0.68      0.95      0.91      0.95      0.94      0.44
Net Realized and Unrealized Gain (Loss)
on Investments ....................      0.49      0.73      0.21     (1.30)     0.31     (0.30)
                                         ----      ----      ----     -----      ----     -----
Total From Investment Operations ..      1.17      1.68      1.12     (0.35)     1.25      0.14
                                         ----      ----      ----     -----      ----      ----
Less Distributions
Dividends From Net Investment Income    (0.67)    (0.95)    (0.91)    (0.95)    (0.93)    (0.44)
Distributions in Excess of Net
Investment Income .................     (0.01)     0.00      0.00      0.00      0.00      0.00
Distributions From Net Realized
Capital Gains .....................      0.00     (0.36)    (0.15)    (0.70)    (0.04)     0.00
Distributions in Excess of Net Realized
Capital Gains .....................      0.00      0.00      0.00     (0.05)     0.00(b)   0.00
                                         ----      ----      ----     -----      ----      ----
Total Distributions ...............     (0.68)    (1.31)    (1.06)    (1.70)    (0.97)    (0.44)
                                        -----     -----     -----     -----     -----     -----
Net Asset Value, End of the Period    $ 12.99   $ 13.36   $ 13.42   $ 11.37   $ 11.65   $ 11.35
                                      =======   =======   =======   =======   =======   =======
Total Return (%)(c) ...............       9.7      13.7       8.5      (2.5)     11.3       1.1
Ratio of Operating Expenses to Average
Net Assets (%)(d) .................      1.68(e)   1.71      1.93      1.94      1.96      1.97(e)
Ratio of Net Investment Income to Average
Net Assets (%) ....................      8.00(e)   7.48      6.61      7.58      8.34      7.77(e)
Portfolio Turnover Rate (%) .......        22        52        37        33        19         3
Net Assets, End of the Period (000)   $38,767   $93,408   $146,083  $134,049  $127,723  $125,481



(a)  Commencement of operations.
(b)  Amount is less than $0.01
(c)  A  contingent  deferred  ales  charge  is not  reflected  in  total  return calculations.  Periods less than one year are not computed on an annualized basis.
(d)  The ratio of operating expenses to average net assets without giving effect to voluntary expense limitations
     would have been:                   2.33(e)     2.06     --        --        --        --
(e)  Computed on an annualized basis..

18
                See accompanying notes to financial statements.

                              FINANCIAL HIGHLIGHTS
================================================================================

For a share outstanding throughout each period.
(unaudited)


                                                             CLASS C
                                      ----------------------------------------------------------
                                        MAY 1(A)                                       SIX MONTHS
                                        THROUGH                                          ENDED
                                      DECEMBER 31,        YEAR ENDED DECEMBER 31,       JUNE 30,
                                                  ----------------------------------------------
                                        1995      1996      1997     1998      1999      2000
                                      ---------------------------------------------------------
Net Asset Value, Beginning of
the Period ........................   $ 12.50   $ 12.99   $ 13.35   $ 13.41   $ 11.36   $ 11.64
                                      -------   -------   -------   -------   -------   -------
Income From Investment Operations
Net Investment Income .............      0.67      0.95      0.91      0.95      0.94      0.44
Net Realized and Unrealized Gain (Loss)
on Investments ....................      0.49      0.72      0.21     (1.30)     0.31     (0.30)
                                         ----      ----      ----     -----      ----     -----
Total From Investment Operations ..      1.16      1.67      1.12     (0.35)     1.25      0.14
                                         ----      ----      ----     -----      ----      ----
Less Distributions
Dividends From Net Investment Income    (0.66)    (0.95)    (0.91)    (0.95)    (0.93)    (0.44)
Distributions in Excess of Net
Investment Income .................     (0.01)     0.00      0.00      0.00      0.00      0.00
Distributions From Net Realized
Capital Gains .....................      0.00     (0.36)    (0.15)    (0.70)    (0.04)     0.00
Distributions in Excess of Net Realized
Capital Gains .....................      0.00      0.00      0.00     (0.05)     0.00(b)   0.00
                                         ----      ----      ----     -----      ----      ----
Total Distributions ...............     (0.67)    (1.31)    (1.06)    (1.70)    (0.97)    (0.44)
                                        -----     -----     -----     -----     -----     -----
Net Asset Value, End of the Period    $ 12.99   $ 13.35   $ 13.41   $ 11.36   $ 11.64   $ 11.34
                                      =======   =======   =======   =======   =======   =======
Total Return (%)(c) ...............       9.7      13.6       8.5      (2.5)     11.3       1.1
Ratio of Operating Expenses to Average
Net Assets (%)(d) .................      1.68(e)   1.71      1.93      1.94      1.96      1.97(e)
Ratio of Net Investment Income to Average
Net Assets (%) ....................      8.00(e)   7.48      6.61      7.58      8.34(e)   7.77(e)
Portfolio Turnover Rate (%) .......        22        52        37        33        19         3
Net Assets, End of the Period (000)   $12,252   $31,746   $56,515   $45,457   $40,265   $39,610

(a)  Commencement of operations.
(b)  Amount is less than $0.01.
(c)  A  contingent  deferred  sales  charge  is not  reflected  in total  return calculations.  Periods less than one year are not computed on an annualized basis.
(d)  The ratio of operating expenses to average net assets
     without giving effect to voluntary expense
     limitations would have been:       2.33(e)   2.06      --          --        --        --
(e)  Computed on an annualized basis.

                See accompanying notes to financial statements.

                              FINANCIAL HIGHLIGHTS
================================================================================

For a share outstanding throughout each period.
(unaudited)

                                                            CLASS Y
                                              ----------------------------------
                                                 DECEMBER 1(A)     SIX MONTHS
                                                   THROUGH           ENDED
                                                 DECEMBER 31,       JUNE 30,
                                                   1999               2000
                                              ----------------------------------
Net Asset Value, Beginning of the Period           $ 11.45          $ 11.65
                                                   -------          -------
Income From Investment Operations
Net Investment Income                                 0.86             0.21
Net Realized and Unrealized Gain (Loss)
  on Investments                                     (0.56)           (0.01)
                                                     -----            -----
Total From Investment Operations                      0.30             0.20
                                                      ----             ----
Less Distributions
Dividends From Net Investment Income                 (0.10)           (0.49)
Distributions in Excess of Net
  Investment Income                                   0.00             0.00
Distributions From
  Net Realized Capital Gains                          0.00             0.00
Distributions in Excess of Net Realized
  Capital Gains                                       0.00(b)          0.00
                                                      ----             ----
Total Distributions                                  (0.10)           (0.49)
                                                     -----            -----
Net Asset Value, End of the Period                 $ 11.65          $ 11.36
                                                   =======          =======
Total Return (%)                                       2.7              1.6
Ratio of Operating Expenses to Average
  Net Assets (%)(d)                                   0.96(c)          0.90(c)
Ratio of Net Investment Income to
  Average Net Assets (%)                              9.34(c)          9.07(c)
Portfolio Turnover Rate (%)                             19                3
Net Assets, End of the Period (000)                 $  0.2          $    71

(a)  Commencement of operations.
(b)  Amount is less than $0.01.
(c)  Computed on an annualized basis.

                See accompanying notes to financial statements.

                         NOTES TO FINANCIAL STATEMENTS
================================================================================

For the Six Months Ended June 30, 2000
(unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES. The Fund is a series of Nvest Funds Trust I, a Massachusetts business trust (the "Trust"), and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Fund seeks high current income with a secondary objective of capital growth. The Declaration of Trust permits the Trustees to issue an unlimited number of shares of the Trust in multiple series (each series is a "Fund").

The Fund offers Class A, Class B, Class C and Class Y shares. Class A shares are sold with a maximum front end sales charge of 4.50%. Class B shares do not pay a front end sales charge, but pay a higher ongoing distribution fee than Class A shares for eight years (at which point they automatically convert to Class A shares), and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase (or five years if purchased prior to May 1, 1997). Class C shares do not pay front end sales charges and do not convert to any class of shares, but they do pay a higher ongoing distribution fee than Class A shares and may be subject to a contingent deferred sales charge if those shares are redeemed within one year. Class Y shares do not pay a front end load, a contingent deferred sales charge or distribution fees. They are intended for institutional investors with a minimum of $1,000,000 to invest. Expenses of the Fund are borne pro rata by the holders of all classes of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service, distribution fees and transfer agent fees applicable to such class), and votes as a class only with respect to its own Rule 12b-1 plan. Shares of each class would receive their pro rata share of the net assets of the Fund, if the Fund was liquidated. In addition, the Trustees approve separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States for investment companies. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. SECURITY VALUATION. Equity securities are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees, which service provides the last reported sale price for securities listed on an applicable securities exchange or on the NASDAQ national market system, or, if no sale was reported and in the case of over-the-counter securities not so listed, the last reported bid price. Debt securities (other than short-term obligations with a remaining maturity of less than sixty days) are valued on the basis of valuations furnished by a pricing service authorized by the Board of Trustees, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term obligations with a remaining maturity of less than sixty days are stated at amortized cost, which approximates market value. All other securities and assets are valued at their fair value as determined in good faith by the Fund's adviser and subadviser, under the supervision of the Fund's Trustees.

B. FOREIGN CURRENCY TRANSLATION. The books and records of the Fund are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translat-

================================================================================

For the Six Months Ended June 30, 2000
(unaudited)


ed into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Reported net realized foreign exchange gains or losses arise from: sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities resulting from changes in the exchange rate.

C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME. Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Interest income is increased by the accretion of original issue discount and/or market discount. In determining net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

D. FEDERAL INCOME TAXES. The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders all of its income and any net realized capital gains at least annually. Accordingly, no provision for federal income tax has been made.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends are declared daily to shareholders of record at the time and are paid monthly. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for mortgage backed securities, real estate investment trust adjustments, foreign currency gains and losses and differences in income accrual for certain holdings for book and tax purposes. Permanent book and tax basis differences will result in reclassifications to capital accounts.

F. REPURCHASE AGREEMENTS. The Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is the Fund's policy that the market value of the collateral be at least equal to 100% of the repurchase price including interest. The Fund's subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

G. ORGANIZATION EXPENSE. Costs incurred in 1995 in connection with the Fund's organization and initial registration amounting to $67,920 were paid by the Fund and were amortized over 60 months beginning May 1, 1995.

================================================================================

For the Six Months Ended June 30, 2000
(unaudited)


2. PURCHASES AND SALES OF SECURITIES. For the six months ended June 30, 2000 purchases and sales of securities (excluding short-term investments) were $8,476,122 and $21,864,133 respectively.

3a. Management Fees and Other Transactions with Affiliates. The Fund pays gross management fees to its investment adviser, Nvest Funds Management, L.P. ("Nvest Management") at the annual rate of 0.65% of the first $200 million of the Fund's average daily net assets and 0.60% of such assets in excess of $200 million reduced by the payment to the Fund's investment subadviser, Loomis Sayles & Company, L.P. ("Loomis Sayles") at the rate of 0.35% of the first $200 million of the Fund's average daily net assets and 0.30% of such assets in excess of $200 million. Certain officers and directors of Nvest Management are also officers or Trustees of the Fund. Nvest Management and Loomis Sayles are wholly owned subsidiaries of Nvest Companies, L.P. ("Nvest"), which is a subsidiary of Metropolitan Life Insurance Company (Note 7). Fees earned by Nvest Management and Loomis Sayles under the management and subadvisory agreements in effect during the six months ended June 30, 2000 are as follows:

          Fees Earned
          Nvest Management    $    434,378
          Loomis Sayles            484,105
                                  --------
                              $    918,483
                                  ========

The effective annualized management fee for the six months ended June 30, 2000 was 0.63 %.

B. ACCOUNTING AND ADMINISTRATIVE EXPENSE. Nvest Services Company, Inc. ("NSC") is a wholly owned subsidiary of Nvest and performs certain accounting and administrative services for the Fund. The Fund pays NSC a group fee for these services equal to the annual rate of 0.035% of the first $5 billion of Nvest Funds' average daily net assets, 0.0325% of the next $5 billion of the Nvest Funds' average daily net assets, and 0.03% of the Nvest Funds' average daily net assets in excess of $10 billion. For the six months ended June 30, 2000, these expenses amounted to $52,427 and are shown separately in the financial statements as accounting and administrative. The effective annualized accounting and administrative fee for the six months ended June 30, 2000 was 0.034%.

C. TRANSFER AGENT FEES. NSC is the transfer and shareholder servicing agent for the Fund and Boston Financial Data Services ("BFDS") serves as the sub-transfer agent for the Fund. NSC receives account fees for Class A, Class B and Class C shareholder accounts. NSC and BFDS are also reimbursed by the fund for out of pocket expenses. Class Y shares bear a transfer agent fee of 0.10% of average daily net assets. For the six months ended June 30, 2000, the Fund paid NSC $192,899 as compensation for its services as transfer agent.

D. SERVICE AND DISTRIBUTION FEES. Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Service Plan relating to the Fund's Class A shares (the "Class A Plan") and Service and Distribution Plans relating to the Fund's Class B and Class C shares (the "Class B and Class C Plans").

Under the Class A Plan, the Fund pays Nvest Funds Distributor, L.P. ("Nvest Funds"), the Fund's distributor (a wholly owned subsidiary of Nvest) a monthly service fee at the annual rate of 0.25% of the average daily net assets attrib

================================================================================

For the Six Months Ended June 30, 2000
(unaudited)


utable to the Fund's Class A shares, as reimbursement for expenses (including certain payments to securities dealers, who may be affiliated with Nvest Funds) incurred by Nvest Funds in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts. For the six months ended June 30, 2000, the Fund paid Nvest Funds $154,752 in fees under the Class A Plan. If the expenses of Nvest Funds that are otherwise reimbursable under the Class A Plan incurred in any year exceed the amounts payable by the Fund under the Class A Plan, the unreimbursed amount (together with unreimbursed amounts from prior years) may be carried forward for reimbursement in future years in which the Class A Plan remains in effect.

Under the Class B and Class C Plans, the Fund pays Nvest Funds a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with Nvest Funds) incurred by Nvest Funds in providing personal services to investors in Class B and Class C shares and/or the maintenance of shareholder accounts. For the six months ended June 30, 2000 the Fund paid Nvest Funds $157,308 and $49,886 in service fees under the Class B and Class C Plans, respectively.

Also under the Class B and Class C Plans, the Fund pays Nvest Funds a monthly distribution fee at the annual rate of 0.75% of the average daily net assets attributable to the Fund's Class B shares and Class C shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with Nvest Funds) incurred by Nvest Funds in connection with the marketing or sale of Class B and Class C shares. For the six months ended June 30, 2000 the Fund paid Nvest Funds $471,925 and $149,657 in distribution fees under the Class B and Class C Plans, respectively.

Commissions (including contingent deferred sales charges) on Fund shares paid to Nvest Funds by investors of shares of the Fund during the six months ended June 30, 2000 amounted to $409,498.

E. TRUSTEES FEES AND EXPENSES. The Fund does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of Nvest Management, Nvest Funds, Nvest, NSC or their affiliates. Each other Trustee receives a retainer fee at the annual rate of $40,000 and meeting attendance fees of $3,500 for each meeting of the Board of Trustees attended. Each committee member receives an additional retainer fee at the annual rate of $6,000 while each committee chairman receives a retainer fee (beyond the $6,000 fee) at the annual rate of $4,000. These fees are allocated to the various Nvest Funds based on a formula that takes into account, among other factors, the relative net assets of each Fund.

A deferred compensation plan is available to the Trustees on a voluntary basis. Each participating Trustee will receive an amount equal to the value that such deferred compensation would have been, had it been invested in the Fund or certain other Nvest Funds on the normal payment date. Deferred amounts remain in the Funds until distributed in accordance with the Plan.

================================================================================

For the Six Months Ended June 30, 2000
(unaudited)

4. CAPITAL SHARES. At June 30, 2000 there was an unlimited number of shares of beneficial interest authorized, divided into four classes, Class A, Class B, Class C and Class Y. Transactions in capital shares were as follows:


                                                                               YEAR ENDED                  SIX MONTHS
                                                                           DECEMBER 31, 1999            ENDED JUNE 30, 2000
CLASS A                                                                  SHARES         AMOUNT         SHARES         AMOUNT
-----------------------------------------------------------------------------------------------------------------------------
Shares sold ..........................................................   1,785,154   $ 20,839,875     1,219,879   $ 14,169,301
Shares issued in connection with the reinvestment of:
   Dividends from net investment income ..............................     736,089      8,549,347       346,892      3,994,849
   Distributions from net realized gain ..............................      31,800        362,837             0              0
                                                                            ------        -------             -              -
 .....................................................................   2,553,043     29,752,059     1,566,771     18,164,150
Shares repurchased ...................................................  (3,031,274)   (35,226,587)   (1,411,367)   (16,375,416)
                                                                        ----------    -----------    ----------    -----------
Net increase (decrease) ..............................................    (478,231) $  (5,474,528)      155,404   $  1,788,734
                                                                        --------  ---------------       -------   ------------

                                                                               YEAR ENDED                  SIX MONTHS
                                                                           DECEMBER 31, 1999            ENDED JUNE 30, 2000
CLASS B                                                                  SHARES         AMOUNT         SHARES         AMOUNT
-----------------------------------------------------------------------------------------------------------------------------
Shares sold ..........................................................   1,466,960   $ 17,085,174     1,105,175   $ 12,786,757
Shares issued in connection with the reinvestment of:
   Dividends from net investment income ..............................     587,333      6,820,440       270,426      3,112,251
   Distributions from net realized gain ..............................      28,144        321,125             0              0
                                                                            ------        -------             -              -
 .....................................................................   2,082,437     24,226,739     1,375,601     15,899,008
Shares repurchased ...................................................  (2,909,430)   (33,741,391)   (1,288,071)   (14,922,290)
                                                                        ----------    -----------    ----------    -----------
Net increase (decrease) ..............................................    (826,993) $  (9,514,652)       87,530   $    976,718
                                                                        --------  ---------------        ------   ------------


                                                                               YEAR ENDED                  SIX MONTHS
                                                                           DECEMBER 31, 1999            ENDED JUNE 30, 2000
CLASS C                                                                  SHARES         AMOUNT         SHARES         AMOUNT
-----------------------------------------------------------------------------------------------------------------------------
Shares sold ..........................................................     505,563   $  5,852,124       332,290   $  3,858,148
Shares issued in connection with the reinvestment of:
   Dividends from net investment income ..............................     220,279      2,555,812       100,201      1,152,381
   Distributions from net realized gain ..............................       9,937        113,282             0              0
                                                                             -----        -------             -              -
                                                                           735,779      8,521,218       432,491      5,010,529
Shares repurchased ...................................................  (1,278,107)   (14,730,584)     (400,085)    (4,653,604)
                                                                        ----------    -----------      --------     ----------
Net increase (decrease) ..............................................    (542,328) $  (6,209,366)       32,406   $    356,925
                                                                        --------  ---------------        ------   ------------


                     NOTES TO FINANCIAL STATEMENTS CONTINUED
================================================================================

For the Six Months Ended June 30, 2000
(unaudited)

                                                                           DECEMBER 1, 1999 (A) TO            SIX MONTHS
                                                                               DECEMBER 31, 1999         ENDED JUNE 30, 2000
CLASS Y                                                                       SHARES      AMOUNT        SHARES        AMOUNT
------------------------------------------------------------------------------------------------------------------------------
Shares sold ..........................................................          15   $        167         7,865   $     90,163
Shares issued in connection with the reinvestment of:
   Dividends from net investment income ..............................           0              0           109          1,250
                                                                                 -              -           ---          -----
 .....................................................................          15            167         7,974         91,413
Shares repurchased ...................................................           0              0        (1,769)       (21,012)
                                                                                 -              -        ------        -------
Net increase (decrease) ..............................................          15   $        167         6,205   $     70,401
                                                                                --   ------------         -----   ------------
Increase (decrease) derived from capital shares transactions .........  (1,847,537)  $(21,198,379)      281,545   $  3,192,778
                                                                        ==========   ============       =======   ============

     (a) Commencement of operations.

5. LINE OF CREDIT. The Fund along with the other portfolios that comprise the Nvest Funds (the "Funds") participate in a $100,000,000 committed line of credit provided by Citibank, N.A. under a credit agreement (the "Agreement") dated March 3, 2000. Advances under the Agreement are taken primarily for temporary or emergency purposes. Borrowings under the Agreement bear interest at a rate tied to one of several short-term rates that may be selected from time to time. In addition, the Funds are charged a facility fee equal to 0.08% per annum on the unused portion of the line of credit. The annual cost of maintaining the line of credit and the facility fee is apportioned pro rata among the participating Funds. There were no borrowings as of or during the six months ended June 30, 2000.

6. SECURITY LENDING. The Fund has entered into an agreement with a third party to lend its securities. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. The Fund receives fees for lending its securities. At June 30, 2000, the Fund loaned securities having a market value of $8,706,811 and collateralized by cash in the amount of $8,922,650 which was invested in a short-term investment.

7. SUBSEQUENT EVENT. Nvest, L.P., and its affiliated operating partnership, Nvest Companies, L.P., have entered into an agreement for CDC Asset Management to acquire all of their outstanding partnership units. CDC Asset Management is the investment management arm of France's Caisse des Depots et Consignations, which is a major diversified financial institution. Nvest will be renamed CDC Asset Management-North America and it will continue to use the holding company structure. Nvest affiliates will retain their investment independence, brand names, management and operating autonomy. The transaction will not affect daily operations of the Nvest Funds or the investment management activities of the Funds' investment advisers or subadvisers.

Consummation of the transaction with CDC is subject to a number of contingencies, including regulatory approvals and approval of the unitholders of Nvest, L.P. and Nvest Companies L.P. Under the rules for mutual funds the transaction may result in a change of control for the Nvest affiliates. Consequently, it is anticipated that the Nvest affiliates will seek approval of new agreements from the Board of Trustees and shareholders prior to the consummation of the transaction. The transaction is expected to close in the fourth quarter of 2000.

                          NVEST MUNICIPAL INCOME FUND
                    NVEST MASSACHUSETTS TAX FREE INCOME FUND
              NVEST INTERMEDIATE TERM TAX FREE FUND OF CALIFORNIA

                        Supplement dated August 21, 2000
    to Nvest Bond Funds Prospectus Classes A, B and C and Nvest Massachusetts
       Tax Free Income Fund and Nvest Intermediate Term Tax Free Fund of
                California Prospectuses, each dated May 1, 2000

John Maloney has become co-manager of the Funds, joining James Welch. Mr. Maloney, Vice President at Back Bay Advisors, has been with the company since 1989. Mr. Maloney has a B.A. in Economics from the University of Massachusetts and has 17 years of investment experience.

================================================================================
                                              GLOSSARY FOR MUTUAL FUND INVESTORS
--------------------------------------------------------------------------------

TOTAL RETURN - The change in value of a mutual fund investment over a specific period, assuming all earnings are reinvested in additional shares of the fund. Expressed as a percentage.

INCOME DISTRIBUTIONS - Payments to shareholders resulting from the net interest or dividend income earned by a fund's portfolio.

CAPITAL GAINS DISTRIBUTIONS - Payments to shareholders of profits earned from selling securities in a fund's portfolio. Capital gains distributions are usually paid once a year, when available.

YIELD - The rate at which a fund pays income. Yield calculations for 30-day periods are standardized among mutual funds, based on a formula developed by the Securities and Exchange Commission.

MATURITY - Refers to the period of time before principal repayment on a bond is due. A bond fund's "average maturity" refers to the weighted average of the maturities of all the individual bonds in the portfolio.

DURATION - A measure, stated in years, of a bond's sensitivity to interest rates. Duration allows you to compare the volatility of different instruments. As a general rule, for every 1% move in interest rates, a bond is expected to fluctuate in value as indicated by its duration. For example, if interest rates fall by 1%, a bond with a duration of 4 years should rise in value 4%. Conversely, the bond should decline 4% in value if interest rates rise 1%.

TREASURIES - Negotiable debt obligations of the U.S. government, secured by its full faith and credit. The income from Treasury securities is exempt from state and local income taxes, but not from federal income taxes. There are three types of Treasuries: Bills (maturity of 3-12 months), Notes (maturity of 1-10 years) and Bonds (maturity of 10-30 years).

MUNICIPAL BOND - A debt security issued by a state or municipality to finance public expenditures. Interest payments are exempt from federal taxes and, in most cases, from state and local income taxes. The two main types are general obligation (GO) bonds, which are backed by the full faith and credit and taxing powers of the municipality; and revenue bonds, supported by the revenues from a municipal enterprise, such as airports and toll bridges. A small portion of income may be subject to federal and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax.

                                  NVEST FUNDS
================================================================================

     LARGE-CAP EQUITY FUNDS                     GLOBAL/INTERNATIONAL EQUITY
      Capital Growth Fund                           Star Worldwide Fund
      Kobrick Growth Fund                        International Equity Fund
          Growth Fund
     Growth and Income Fund                        CORPORATE INCOME FUNDS
         Balanced Fund                        Short Term Corporate Income Fund
        Star Value Fund                                Bond Income Fund
                                                      High Income Fund
     ALL-CAP EQUITY FUNDS                          Strategic Income Fund
      Star Advisers Fund
     Kobrick Capital Fund
        Bullseye Fund                             GOVERNMENT INCOME FUNDS
      Equity Income Fund                     Limited Term U.S. Government Fund
                                                 Government Securities Fund
     SMALL-CAP EQUITY FUNDS
      Star Small Cap Fund                           MONEY MARKET FUNDS*
  Kobrick Emerging Growth Fund                     Cash Management Trust
                                               Tax Exempt Money Market Trust
                                              *Investments in the money market
                                                funds are not insured or
                                               gauranteed by the FDIC or any
                                                    government agency.


                             TAX-FREE INCOME FUNDS
                             Municipal Income Fund
                           Intermediate Term Tax Free
                               Fund of California
                       Massachusetts Tax Free Income Fund

To learn more, and for a free prospectus, contact your financial representative.

                    VISIT OUR WEB SITE AT WWW.NVESTFUNDS.COM
                         Nvest Funds Distributor, L.P.
                              399 Boylston Street
                                Boston, MA 02116
                             Toll Free 800-225-5478

 This material is authorized for distribution to prospective investors when it is preceded or accompanied by the Fund's current prospectus, which contains information about distribution charges, management and other items of interest.
    Investors are advised to read the prospectus carefully before investing.

Nvest Funds Distributor, L.P., and other firms selling shares of Nvest Funds are members of the National Association of Securities Dealers, Inc. (NASD). As a service to investors, the NASD has asked that we inform you of the availability of a brochure on its Public Disclosure Program. The program provides access to information about securities firms and their representatives. Investors may obtain a copy by contacting the NASD at 800-289-9999 or by visiting their Web site at www.NASDR.com.

[Nvest Funds Logo appears here]

ST58-0600

Printed On Recycled Paper

                                SEMIANNUAL REPORT

================================================================================


[LOGO] Nvest Funds(SM)
       Where The Best Minds Meet(R)

--------------------------------------------------------------------------------


                                                       Nvest Bond Income Fund


                                                               Where
                                                             The Best
                                                           Minds Meet(R)




-----------------
  June 30, 2000
-----------------

                              PRESIDENT'S MESSAGE

================================================================================

                                                                     August 2000
--------------------------------------------------------------------------------


[PHOTO]
John T. Hailer
President and Chief
Executive Officer
Nvest Funds

"No matter how you react to shifting markets, don't let short-term events derail your long-range program. Consult your financial representative before you make any changes."

In an effort to protect the U.S. economy from the specter of renewed inflation, the Federal Reserve Board has raised interest rates six times in the past 12 months -- three times during the first six months of 2000. Because higher interest rates cut into corporate profits and make financial assets less attractive, the markets have been undergoing a period of heightened volatility.

Your choice of investment tools

Investors react to volatility in different ways. Some seek safer harbors; others define risk as opportunity and add selectively to their portfolios. Regardless of which type of investor you may resemble, remember that Nvest funds cover a wide spectrum of investments, from conservative to aggressive. These include a comprehensive family of equity and fixed-income funds that may complement your current holdings, as well as funds that combine different investment styles in a single portfolio.

For example, Nvest Star funds' multi-manager approach can help you through periods of market volatility by offering you greater diversification than single-manager funds. Each Nvest Star fund is composed of four separate segments run by managers with distinct investment disciplines -- a strategy that allows investors to benefit from different investment styles and diversified portfolio holdings, seeking superior long-term results with reduced risk. We search for the strongest candidates to manage each segment, using approaches that complement one another in varying market conditions.

No matter how you react to shifting markets, don't let short-term events derail your long-range program. Consult your financial representative before you make any changes.

Nvest is poised for global growth

As you may know, Nvest Companies is under agreement to be acquired by CDC Asset Management, a leading French institutional money management company and a major global financial institution. CDC's expertise in European stock and bond markets will be a resource for the premier U.S. investment management teams who manage our funds. Nvest Funds will continue to operate independently, but with broader resources to bring you attractive, innovative products and services. Since your vote will be required, you will receive proxy information in September. In the meantime, if you would like more information, you are welcome to call your financial representative or us, or visit our web site, www.nvestfunds.com.

                                                              /s/ John T. Hailer


--------------------------------------------------------------------------------
 NOT FDIC INSURED             MAY LOSE VALUE           NO BANK GUARANTEE
--------------------------------------------------------------------------------

                             NVEST BOND INCOME FUND

================================================================================

                                        Investment Results Through June 30, 2000
--------------------------------------------------------------------------------

Putting Performance in Perspective

The charts comparing Nvest Bond Income Fund's performance to a benchmark index provide you with a general sense of how your Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. Your Fund's total return for the period shown below appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. It is not possible to invest directly in an index. Unlike a fund, the index is unmanaged, and does not have expenses that affect the results. In addition, few investors could purchase all of the securities necessary to match the index and would incur transaction costs and other expenses even if they could.


                                Growth of a $10,000 Investment in Class A Shares

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                          June 1990 through June 2000

                      NAV           MSC     Lehman Aggregat  Lehman Intmdt G/C
         -----------------------------------------------------------------------
         6/00        22,147        21,149        21,232           21,944
         6/99        22,687        21,666        21,895           21,305
         6/98        20,938        19,996        19,681           20,910
         6/97        18,805        17,959        17,805           18,773
         6/96        16,997        16,232        16,463           17,256
         6/95        16,166        15,438        15,676           16,416
         6/94        14,141        13,505        13,928           14,260
         6/93        14,463        13,813        14,111           14,533
         6/92        12,706        12,134        12,624           12,760
         6/91        11,002        10,507        11,070           11,052
         6/90        10,000         9,550        10,000           10,000

This illustration represents past performance and does not guarantee future results. Share price and return will vary and you may have a gain or loss when you sell your shares. Other classes of shares are available for which performance, fees, and expenses will differ. All results include reinvestment of dividends and capital gains.

                             NVEST BOND INCOME FUND

================================================================================

                                         Average Annual Total Returns -- 6/30/00
--------------------------------------------------------------------------------

    Class A (Inception 11/7/73)         6 Months                1 Year                  5 Years               10 Years
    Net Asset Value(1)                     2.48%                  3.83%                  6.52%                  8.28%
    With Maximum Sales Charge(2)          -2.12                  -0.88                   5.55                   7.78
--------------------------------------------------------------------------------------------------------------------------
    Class B (Inception 9/13/93)         6 Months                1 Year                  5 Years            Since Inception
    Net Asset Value(1)                     2.11%                  3.05%                  5.72%                  5.09%
    With CDSC(3)                          -2.84                  -1.78                   5.42                   5.09
--------------------------------------------------------------------------------------------------------------------------
    Class C (Inception 12/30/94)        6 Months                1 Year                  5 Years            Since Inception
    Net Asset Value(1)                     2.10%                  3.04%                  5.72%                  7.20%
    With CDSC(3)                           1.11                   2.07                   5.72                   7.20
--------------------------------------------------------------------------------------------------------------------------
    Class Y (Inception 12/30/94)        6 Months                1 Year                  5 Years            Since Inception
    Net Asset Value(1)                     2.60%                  4.18%                  6.80%                  8.45%

                                                                                                  Since      Since       Since
                                                                                                  Fund's     Fund's      Fund's
                                                                                                  Class B    Class C     Class Y
    Comparative Performance                        6 Months    1 Year      5 Years    10 Years    Incept.    Incept.     Incept.
    Lehman Aggregate Bond Index(4)                   3.99%      4.56%       6.25%       7.82%      5.78%        7.77%       7.77%
    Lehman Corporate Bond Index(5)                   2.68       3.00        5.98        8.18       5.56         7.93        7.93
    Morningstar Int. Bond Average(6)                 2.92       3.25        5.35        7.35       4.93         6.83        6.83
    Lipper Int. Investment Grade Debt Avg.(7)        3.06       3.42        5.35        7.27       4.95         6.80        6.80
---------------------------------------------------------------------------------------------------------------------------------

Notes to Charts

These returns represent past performance and do not guarantee future results. Share price and returns will vary and you may have a gain or loss when you sell your shares. Recent returns may be higher or lower than those shown. Class Y shares are available to certain institutional investors only.

(1) These results include reinvestment of any dividends and capital gains, but do not include a sales charge.

(2) These results include reinvestment of any dividends and capital gains, and the maximum sales charge of 4.50%.

(3) These results include reinvestment of any dividends and capital gains. Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge applied when you sell shares. Class C share performance assumes a 1.00% CDSC when you sell shares within one year of purchase.

(4) Lehman Brothers Aggregate Bond Index is an unmanaged index of nearly all debt issued by the U.S. Treasury, U.S. government agencies and U.S. corporations rated investment-grade, and U.S. agency debt backed by mortgage pools. You may not invest directly in an index. Class B since-inception return is calculated from 9/30/93.

(5) Lehman Brothers Corporate Bond Index is an unmanaged index of domestic debt issued by U.S. Government and its agencies. You may not invest directly in an index. Class B since-inception return is calculated from 9/30/93.

(6) Morningstar Intermediate Bond Average is the average performance without sales charge of funds with similar investment objectives as calculated by Morningstar, Inc. Class B since-inception return is calculated from 9/30/93.

(7) Lipper Intermediate Investment Grade Debt Average is the average performance without sales charge of funds with similar investment objectives as calculated by Lipper Inc. Class B since-inception return is calculated from 9/30/93.

                             NVEST BOND INCOME FUND

================================================================================

                                          Interview with Your Portfolio Managers
--------------------------------------------------------------------------------

[PHOTO]

[PHOTO]
Peter Palfrey
Richard Raczkowski
Back Bay Advisors, L.P.

Q. How did Nvest Bond Income Fund perform during the six months ended June 30, 2000?

For the six months ended June 30, 2000, Class A shares of Nvest
Bond Income Fund provided a total return of 2.48% at net asset value, including $0.40 in dividends reinvested during the period. For the same period, the return on the Fund's benchmark, Lehman Brothers Aggregate Bond Index was 3.99%. The Fund underperformed its benchmark during this period as a result of its emphasis on U.S. corporate bonds with relatively long maturities at a time when the market was experiencing what's known as an "inverted yield curve" - when short-term interest rates rise above long-term rates for a time.

Q.   What was the investment environment like during the first half of 2000?

As an asset class, bonds posted respectable returns for the first half of the year, outperforming the stock market averages for the first time since 1993. Treasury securities performed especially well during this period, while the corporate and lower rated markets lagged. The Federal Reserve Board increased short-term interest rates by a total of 100 basis points during the first six months of 2000, continuing its efforts to slow economic growth and cool inflationary pressures. At the same time, the U.S. Treasury launched an unprecedented program, using its mounting budget surpluses to buy back $30 billion worth of long-term debt. This reduced the supply of these top-quality bonds at a time when turbulence in the stock market prompted many investors to seek the relative tranquility offered by this traditional haven. Reduced supply and increased demand caused yields on intermediate- and long-term debt to decline while short-term rates rose, reversing the customary relationship between long and short rates.

                             NVEST BOND INCOME FUND

================================================================================


--------------------------------------------------------------------------------

                     Credit Quality Composition -- 6/30/00

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

                               AAA - 33.4%
                               AA  - 10.8%
                               A   - 15.9%
                               BBB - 22.9%
                               BB  - 14.4%
                               B   -  2.6%

                         Average Portfolio Quality:A

Portfolio holdings and asset allocation will vary.


Although the supply of corporate debt in both higher and lower quality sectors is less than it was at the same time last year, demand is also relatively low because of the attractive yields on government securities. As a result, we believe that corporate bonds are now attractively valued, especially given the strength of the underlying economy. Mortgage-backed securities and agency debentures performed better than the corporate sector, but not as well as Treasuries, creating more attractive opportunities for fixed-income investors.

The same factors that influenced the U.S. corporate bond market also affected Yankee bonds -- dollar-denominated debt issued in the U.S. by foreign banks and corporations. Your Fund's holdings in Canadian, Australian and Euro-denominated bonds provided positive performance during the year, although the sharp decline in these countries' currencies relative to the U.S. dollar negated these results. Emerging market debt also fared well during the period, reflecting the continued rebound in global economies.

Q.   What was your strategy with Nvest Bond Income Fund?

We had anticipated the Fed's aggressive tightening early in the year, so we reduced the Fund's position in Treasury securities, including those with longer maturities. At the same time, we emphasized long-maturity domestic corporate bonds because we believed them to be attractively priced, especially given the strength of the underlying economy. Although these moves caused Nvest Bond Income Fund to lag its benchmark during the first half of the year, we believe the Fund is well positioned for the balance of the year. In fact, we have already seen a rebound in June's performance results.

                             NVEST BOND INCOME FUND

================================================================================


--------------------------------------------------------------------------------

Q.   What is your current outlook?

Currently, the portfolio emphasizes five- to 10-year government securities and longer-maturity issues. Our outlook calls for the yield difference between corporates and Treasuries to decline, which would be positive for corporate bonds. We may even experience modestly lower interest rates in the second half of the year, as the U. S. economy slows due to Fed tightening.

Corporate bonds, mortgage-backed securities and Yankees currently offer attractive yields, especially given our view that the Federal Reserve appears to be on track toward achieving its desired "soft landing" for the U.S. economy. We believe the corporate market, in particular, is attractive. Nvest Bond Income Fund's holdings in this sector, 62% as of June 30, 2000, emphasize defensive industries, including cable, media, and telecommunications. We expect these sectors to do well as the U. S. economy slows to a more sustainable growth rate in coming months.



This portfolio managers' commentary reflects the conditions and actions taken during the reporting period, which are subject to change. A shift in opinion may result in strategic and other portfolio changes.

Nvest Bond Income Fund invests primarily in quality corporate and U.S. government bonds. Treasuries and U.S. government securities are guaranteed; mutual funds that invest in these securities are not. It may invest in lower rated corporate bonds, which offer higher yields in return for more risk, and in mortgage-backed securities that are subject to prepayment risk. The Fund is also permitted to invest a portion of assets in foreign and emerging market securities, which have special risks. These risks effect the value of your investment. See a prospectus for details.

                              PORTFOLIO COMPOSITION

================================================================================

Investments as of June 30, 2000
(unaudited)

Bonds and Notes -- 97.8% of Total Net Assets

                                                                                      Ratings (c)
                                                                                ------------------------
  Principal                                                                                     Standard
   Amount       Description                                                       Moody's       & Poor's        Value (a)
----------------------------------------------------------------------------------------------------------------------------
               Aerospace -- 0.9%
$ 1,715,000    Lockheed Martin Corp., 8.200%, 12/01/2009 .......................     Baa3           BBB-      $   1,734,110
  1,045,000    Lockheed Martin Corp., 8.500%, 12/01/2029 .......................     Baa3           BBB-          1,066,981
                                                                                                              -------------
                                                                                                                  2,801,091
                                                                                                              -------------
               Auto & Related -- 1.9%
  6,130,000    Ford Motor Co., 7.450%, 7/16/2031 ...............................       A2              A          5,765,817
                                                                                                              -------------
               Business Services -- 1.0%
  3,500,000    Equifax, Inc., 6.900%, 7/01/2028 ................................       A3             A-          3,043,254
                                                                                                              -------------
               Electric Utilities -- 7.0%
  9,905,000    Arizona Public Service Corp., 8.000%, 12/30/2015 ................     Baa3            BBB          9,909,388
  5,000,000    BVPS II Funding Corp., 8.890%, 6/01/2017 ........................       --            BB-          5,009,575
  3,692,000    New Mexico Public Service Corp., 10.250%, 10/01/2012 ............      Ba2           BBB-          3,892,512
  2,000,000    Ohio Edison Corp., 8.680%, 6/01/2017 ............................      Ba1            BB-          1,984,178
                                                                                                              -------------
                                                                                                                 20,795,653
                                                                                                              -------------
               Energy -- 2.4%
  2,500,000    PECO Energy Transition Trust, 7.650%, 3/01/2010 (e) .............      Aaa            AAA          2,528,044
    360,000    Phillips Petroleum Co., 8.500%, 5/25/2005 .......................     Baa2            BBB            372,918
    400,000    Phillips Petroleum Co., 8.750%, 5/25/2010 .......................     Baa2            BBB            424,247
  3,615,000    Pioneer Natural Resources Co., 9.625%, 4/01/2010 ................      Ba2            BB+          3,738,843
                                                                                                              -------------
                                                                                                                  7,064,052
                                                                                                              -------------
               Federal Agencies -- 21.6%
  6,630,000    Federal Home Loan Mortgage Corp., 5.000%, 1/15/2004 .............      Aaa            AAA          6,210,454
     29,126    Federal Home Loan Mortgage Corp., 9.000%, 5/1/2001 ..............      Aaa            AAA             28,875
  6,500,000    Federal National Mortgage Association, 5.250%, 1/15/2009 ........      Aaa            AAA          5,729,165
 10,767,109    Federal National Mortgage Association, 6.500%,
                 with various maturities to 2014 ...............................      Aaa            AAA         10,465,241
 13,985,379    Federal National Mortgage Association, 7.500%,
                 with various maturities to 2024 ...............................      Aaa            AAA         13,858,320
  6,608,636    Government National Mortgage Association, 6.500%,
                 with various maturities to 2029 ...............................      Aaa            AAA          6,274,176
 10,870,390    Government National Mortgage Association, 7.000%,
                 with various maturities to 2029 (d) ...........................      Aaa            AAA         10,584,214
  5,815,009    Government National Mortgage Association, 7.500%,
                 with various maturities to 2025 (d) ...........................      Aaa            AAA          5,790,741
  3,382,669    Government National Mortgage Association, 8.000%, 11/15/29 ......      Aaa            AAA          3,420,961
  1,558,512    Government National Mortgage Association, 8.500%,
                 with various maturities to 2023 (d) ...........................      Aaa            AAA          1,602,521
    112,119    Government National Mortgage Association, 9.000%,
                 with various maturities to 2016 (d) ...........................      Aaa            AAA            117,227
    154,859    Government National Mortgage Association, 11.500%,
                 with various maturities to 2018 (d) ...........................      Aaa            AAA            169,992
                                                                                                              -------------
                                                                                                                 64,251,887
                                                                                                              -------------
               Finance -- 0.8%
  2,460,000    Americredit Automobile, 7.150%, 8/12/2004 (e) ...................      Aaa            AAA          2,453,087
                                                                                                              -------------

6               See accompanying notes to financial statements.

================================================================================

Investments as of June 30, 2000
(unaudited)

Bonds and Notes -- continued

                                                                                      Ratings (c)
                                                                                ------------------------
  Principal                                                                                     Standard
   Amount       Description                                                       Moody's       & Poor's        Value (a)
----------------------------------------------------------------------------------------------------------------------------
               Finance & Banking -- 4.0%
$ 4,075,000    American General Finance Corp., 8.450%, 10/15/2009 ..............       A2             A+      $   4,180,062
  5,770,000    Bank of America, 7.800%, 2/15/2010 ..............................      Aa3              A          5,749,055
  2,200,000    BankAmerica Corp., 5.875%, 2/15/2009 ............................      Aa2             A+          1,946,221
                                                                                                              -------------
                                                                                                                 11,875,338
                                                                                                              -------------
               Food & Beverages -- 1.5%
  4,600,000    Aramark Services, Inc., 7.000%, 7/15/2006 .......................     Baa3           BBB-          4,293,309
                                                                                                              -------------
               Food-Retailers/Wholesalers -- 0.7%
  2,155,000    Great Atlantic and Pacific Tea, Inc., 7.750%, 4/15/2007 .........      Ba1           BBB-          1,949,846
                                                                                                              -------------
               Foreign Issues -- 8.1%
 11,100,000    Government of Canada, 7.250%, 6/01/2007 (CAD) ...................      Aa1            AAA          8,040,750
  4,000,000    Government of Canada, 7.500%, 12/01/2003 (CAD) ..................      Aa1            AAA          2,824,054
  1,500,000    Manitoba Province, Canada, 5.650%, 7/15/2004 (CAD) ..............      Aa3            AA-            993,466
  1,600,000    Panama Republic, 8.875%, 9/30/2027 ..............................      Ba1            BB+          1,352,000
  2,970,000    Philippines Republic, 9.875%, 1/15/2019 .........................      Ba1            BB+          2,435,400
  7,000,000    Province of British Columbia, Canada, 7.750%, 6/16/2003 (CAD) ...       --            AA-          4,928,473
    660,000    United Mexican States, 9.875%, 2/01/2010 ........................     Baa3            BB+            684,750
  5,000,000    World Bank, 5.500%, 5/14/2003 (AUD) .............................      Aaa            AAA          2,915,494
                                                                                                              -------------
                                                                                                                 24,174,387
                                                                                                              -------------
               Insurance -- 0.4%
  1,810,000    Conseco, Inc., 9.000%, 10/15/2006 ...............................      Ba1            BB-          1,276,050
                                                                                                              -------------
               Internet -- 1.1%
  3,785,000    Kpnqwest, 7.125%, 6/01/2009 .....................................      Ba1             BB          3,346,139
                                                                                                              -------------
               Media & Entertainment -- 8.1%
    685,000    Clear Channel Communications, 7.875%, 6/15/2005 .................     Baa3           BBB-            689,009
  4,300,000    Continental Cablevision, Inc., 9.500%, 8/01/2013 ................     Baa2            AA-          4,662,069
  3,000,000    News America Holdings, Inc., 7.750%, 2/01/2024 ..................     Baa3           BBB-          2,734,158
  2,245,000    News America Holdings, Inc., 8.250%, 8/10/2018 ..................     Baa3           BBB-          2,183,983
  2,000,000    TCI Communications, Inc., 8.750%, 8/01/2015 .....................       A2            AA-          2,166,856
  9,342,000    Tele-Communications, Inc., 9.250%, 1/15/2023 ....................       A2            AA-          9,971,127
  2,027,000    Tele-Communications, Inc., 9.800%, 2/01/2012 ....................       A2           AA-           2,330,424
                                                                                                              -------------
                                                                                                                 24,737,626
                                                                                                              -------------
               Paper & Forest Products -- 0.8%
  2,200,000    International Paper Co., 8.125%, 7/08/2005 ......................     Baa1           BBB+          2,221,648
                                                                                                              -------------
               Retail Department Store -- 0.5%
  1,785,000    Penney J C, Inc., 9.750%, 6/15/2021 .............................     Baa2            BBB          1,583,724
                                                                                                              -------------
               Retail-Food & Drug -- 0.4%
  1,370,000    Rite Aid Corp., 7.125%, 1/15/2007 ...............................       B1             B-            705,550
    750,000    Rite Aid Corp., 7.700%, 2/15/2027 ...............................       B1             B-            337,500
                                                                                                              -------------
                                                                                                                  1,043,050
                                                                                                              -------------

                See accompanying notes to financial statements.                7

================================================================================

Investments as of June 30, 2000
(unaudited)

Bonds and Notes -- continued

                                                                                      Ratings (c)
                                                                                ------------------------
  Principal                                                                                     Standard
   Amount       Description                                                       Moody's       & Poor's        Value (a)
----------------------------------------------------------------------------------------------------------------------------
               Steel -- 1.7%
$ 2,000,000    CSC Holdings, Inc., 7.625%, 7/15/2018 ...........................      Ba1            BB+      $   1,797,952
  3,500,000    CSC Holdings, Inc., 7.875%, 2/15/2018 ...........................      Ba1            BB+          3,226,681
                                                                                                              -------------
                                                                                                                  5,024,633
                                                                                                              -------------
               Telecommunications -- 11.0%
  2,840,000    AT&T Corp., 8.625%, 12/01/2031 ..................................       A1            AA-          2,874,864
  1,885,000    Corning, Inc., 5.625%, 2/18/2005 ................................       A2              A          1,777,115
  3,540,000    Deutsche Telekom International, 8.000%, 6/15/2010 ...............      Aa2            AA-          3,575,903
  2,540,000    Global Crossings Holdings, Ltd., 9.625%, 5/15/2008 ..............      Ba2             BB          2,476,500
  6,150,000    GTE Corp., 7.900%, 2/01/2027 ....................................     Baa1             A+          5,847,026
  4,200,000    LCI International, Inc., 7.250%, 6/15/2007 ......................      Ba1            BB+          4,043,378
  1,500,000    McLeodUSA, Inc., 8.125%, 2/15/2009 ..............................       B1             B+          1,357,500
  2,000,000    McLeodUSA, Inc., 8.375%, 3/15/2008 ..............................       B1             B+          1,850,000
    500,000    McLeodUSA, Inc., 9.500%, 11/01/2008 .............................       B1             B+            491,250
    795,000    Metromedia Fiber Network, Inc., 10.000%, 12/15/2009 .............       B2             B+            787,050
    365,000    Shaw Communications, Inc., 8.250%, 4/11/2010 ....................     Baa2           BBB+            369,872
  1,010,000    Sprint Capital Corp., 6.900%, 5/01/2019 .........................     Baa1           BBB+            898,714
  6,061,000    WorldCom, Inc., 8.875%, 1/15/2006 ...............................       A3             A-          6,252,200
                                                                                                              -------------
                                                                                                                 32,601,372
                                                                                                              -------------
               U.S. Government -- 4.6%
  4,700,000    United States Treasury Notes 5.625%, 5/15/2008 ..................      Aaa            AAA          4,534,043
  3,800,000    United States Treasury Notes 5.750%, 8/15/2003 ..................      Aaa            AAA          3,735,286
  2,780,000    United States Treasury Notes 6.000%, 8/15/2009 ..................      AAA            Aaa          2,757,843
  2,450,000    United States Treasury Notes 6.500%, 2/15/2010 ..................      Aaa            AAA          2,533,839
                                                                                                              -------------
                                                                                                                 13,561,011
                                                                                                              -------------
               Yankee -- 19.1%
  5,000,000    Abitibi-Consolidated, Inc., 6.950%, 4/01/2008 ...................     Baa3           BBB-          4,543,300
  1,990,000    British Sky Broadcasting Group, 8.200%, 7/15/2009 ...............     Baa3            BB+          1,870,009
  2,900,000    Empresa Nacional de Electric, 8.500%, 4/01/2009 .................     Baa1             A-          2,830,417
  1,150,000    Endesa-Chile Overseas, 7.200%, 4/01/2006 ........................     Baa1             A-          1,072,628
  4,300,000    Freeport Term Malta PLC, 144A, 7.250%, 5/15/2028 ................       A3              A          3,844,308
  3,050,000    Hydro Quebec, 8.050%, 7/07/2024..................................       A2             A+          3,236,864
  2,000,000    Kappa Beheer BV, 144A, 10.625%, 7/15/2009........................       B2              B          1,989,174
  4,500,000    Merita Bank, Ltd.,144A, 7.150%, 12/29/2049 (f)...................       A2           BBB+          4,398,349
  1,750,000    Multicanal SA, 9.250%, 2/01/2002.................................       B1            BB+          1,658,125
  1,250,000    Multicanal SA, 10.500%, 4/15/2018................................       B1            BB+            990,625
  3,800,000    Multicanal SA, 13.125%, 4/15/2009................................       B1            BB+          3,657,500
  4,000,000    Orange PLC, 8.750%, 6/01/2006....................................      Ba3             --          4,130,000
    469,000    PDVSA Finance Ltd., 144A, 8.750%, 2/15/2004......................     Baa1             --            463,138
  6,535,000    Pemex Finance Ltd., 8.020%, 5/15/2007............................     Baa1           BBB+          6,205,995
  3,000,000    Pemex Finance Ltd., 9.150%, 11/15/2018...........................     Baa1           BBB+          3,058,845
  1,000,000    Republic of Colombia, 8.375%, 2/15/2027..........................      Ba2             BB            637,500

8               See accompanying notes to financial statements.

================================================================================

Investments as of June 30, 2000
(unaudited)

Bonds and Notes -- continued

                                                                                      Ratings (c)
                                                                                ------------------------
  Principal                                                                                     Standard
   Amount       Description                                                       Moody's       & Poor's        Value (a)
----------------------------------------------------------------------------------------------------------------------------
               Yankee -- continued
$ 1,900,000    Republic of Colombia, 9.750%, 4/23/2009..........................      Ba2            BB+      $   1,672,000
  2,500,000    Republic of Korea, 8.875%, 4/15/2008.............................     Baa2            BBB          2,596,875
  2,700,000    SK Telecom Company, Ltd., 7.750%, 4/29/2004......................      Ba1            BBB          2,635,538
  5,700,000    YPF SA, 7.750%, 8/27/2007........................................       B1           BBB-          5,415,000
                                                                                                              -------------
                                                                                                                 56,906,190
                                                                                                              -------------
               Total Bonds and Notes (Identified Cost $300,636,808).............                                290,769,164
                                                                                                              -------------
Short Term Investment -- 0.6%
---------------------------------------------------------------------------------------------------------------------------
  1,845,000    Household Finance Corp. 6.880%, 7/03/2000........................                                  1,844,295
                                                                                                              -------------
               Total Short Term Investment (Identified Cost $1,844,295).........                                  1,844,295
                                                                                                              -------------
               Total Investments -- 98.4% (Identified Cost $302,481,103) (b)....                                292,613,459
               Other assets less liabilities....................................                                  4,592,916
                                                                                                              -------------
               Total Net Assets -- 100%.........................................                            $   297,206,375
                                                                                                            ===============

(a)  See Note 1a of Notes to Financial Statements.

(b)  Federal Tax Information:
     At June 30, 2000 the net unrealized depreciation on investments based on cost of $302,481,103 for federal income tax purposes was as follows:
     Aggregate gross unrealized appreciation for all investments in
       which there is an excess of value over tax cost .........................                              $   1,711,302
     Aggregate gross unrealized depreciation for all investments in which
       there is an excess of tax cost over value ...............................                                (11,578,946)
                                                                                                              -------------
     Net unrealized depreciation................................................                              $  (9,867,644)
                                                                                                              =============
     At December 31, 1999 the Fund had a capital loss carry over of $2,808,699 that expires December 31, 2007.
     This may be available to offset future realized gains, if any, to the extent provided by regulations.

(c) The ratings shown are believed to be the most recent ratings available at June 30, 2000. Securities are generally rated at the time of issuance. The rating agencies may revise their rating from time to time. As a result, there can be no assurance that the same ratings would be assigned if the securities were rated at June 30, 2000. The Fund's subadviser independently evaluates the Fund's portfolio securities and in making investment decisions does not rely solely on the ratings of agencies.

(d)  The Fund's investments in Federal National Mortgage Association and
     Government National Mortgage Association securities, which have the same coupon rate, have been aggregated for the purpose of presentation in the schedule of investments.

(e) Security valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

(f) Multi Coupon: coupon rate is as stated for an initial period and then increases to a higher coupon rate at a specified date and rate.

144A Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. June 30, 2000, the value of these securities amounted to $10,684,969 or 3.6% of net assets.

AUD  Australian Dollars.

CAD  Canadian Dollars.

                See accompanying notes to financial statements.                9

                       STATEMENT OF ASSETS & LIABILITIES

================================================================================

June 30, 2000
(unaudited)

ASSETS
    Investments at value (Identified cost $302,481,103) .....................                                 $ 292,613,459
    Cash ....................................................................                                         4,893
    Investments held as collateral for loaned securities ....................                                    11,555,145
    Receivable for:
        Fund shares sold ....................................................                                     1,059,214
        Securities sold .....................................................                                     3,371,500
        Interest ............................................................                                     5,484,070
                                                                                                              -------------
                                                                                                                314,088,281

LIABILITIES
   Payable for:
        Collateral on securities loaned, at value ...........................        $  11,555,145
        Securities purchased ................................................              539,682
        Fund shares redeemed ................................................            4,212,612
        Dividends declared ..................................................              337,725
   Accrued expenses:
        Transfer agent ......................................................               61,507
        Management fees .....................................................                9,935
        Deferred Trustees' fees .............................................               89,665
        Accounting and administrative .......................................               16,880
        Other ...............................................................               58,755
                                                                                     -------------
                                                                                                                 16,881,906
                                                                                                              -------------
NET ASSETS ..................................................................                                 $ 297,206,375
                                                                                                              =============
   Net Assets consist of:
        Paid in capital .....................................................                                   316,502,527
        Undistributed net investment income .................................                                       530,829
        Accumulated net realized gains (losses) .............................                                    (9,959,382)
        Unrealized appreciation (depreciation) on investments
        and foreign currency ................................................                                    (9,867,599)
                                                                                                              -------------
NET ASSETS ..................................................................                                 $ 297,206,375
                                                                                                              =============
   Computation of net asset value and offering price:

   Net asset value and redemption price of Class A shares
      ($180,690,731 / 15,846,815 shares of beneficial interest) .............                                 $       11.40
                                                                                                              =============
    Offering price per share (100 / 95.50 of $11.40) ........................                                 $       11.94*
                                                                                                              =============
    Net asset value and offering price of Class B shares
      ($91,744,613 / 8,049,683 shares of beneficial interest) ...............                                 $       11.40**
                                                                                                              =============
    Net asset value and offering price of Class C shares
      ($13,710,766 / 1,201,729 shares of beneficial interest) ...............                                 $       11.41**
                                                                                                              =============
    Net asset value, offering and redemption price of Class Y shares
      ($11,060,265 / 967,796 shares of beneficial interest) .................                                 $       11.43
                                                                                                              =============

 *   Based upon single purchases of less than $100,000.
     Reduced sales charges apply for purchases in excess of this amount.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charges.

10              See accompanying notes to financial statements.

                            STATEMENT OF OPERATIONS

================================================================================

Six Months Ended June 30, 2000
(unaudited)

INVESTMENT INCOME
    Interest ..............................................................................                         $ 12,075,327
    Securities lending income .............................................................                               39,403
                                                                                                                    ------------
                                                                                                                      12,114,730
                                                                                                                    ------------
    Expenses
        Management fees ...................................................................         $    619,619
        Service fees - Class A ............................................................              232,578
        Service and distribution fees - Class B ...........................................              437,244
        Service and distribution fees - Class C ...........................................               70,610
        Trustees' fees and expenses .......................................................                9,441
        Accounting and administrative .....................................................               55,924
        Custodian .........................................................................               74,987
        Transfer agent - Class A, Class B, Class C ........................................              293,163
        Transfer agent - Class Y ..........................................................                4,839
        Audit and tax services ............................................................               17,405
        Legal .............................................................................                7,501
        Printing ..........................................................................               22,000
        Registration ......................................................................               30,009
        Miscellaneous .....................................................................                5,310
                                                                                                    ------------
        Total expenses ....................................................................                            1,880,630
                                                                                                                    ------------
        Net investment income .............................................................                           10,234,100

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  AND FOREIGN CURRENCY TRANSACTIONS

    Realized gain (loss) on:
        Investments - net .................................................................           (6,910,089)
        Foreign currency transactions - net ...............................................              192,382
                                                                                                    ------------
        Total realized gain (loss) on investments and foreign currency transactions .......           (6,717,707)
                                                                                                    ------------
    Unrealized appreciation (depreciation) on:
        Investments - net .................................................................            3,194,190
        Foreign currency transactions - net ...............................................                   45
                                                                                                    ------------
        Total unrealized appreciation (depreciation)
        on investments and foreign currency transactions ..................................            3,194,235
                                                                                                    ------------
    Net gain (loss) on investment transactions ............................................                           (3,523,472)
                                                                                                                    ------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS .....................................                         $  6,710,628
                                                                                                                    ============

                See accompanying notes to financial statements.               11

                       STATEMENT OF CHANGES IN NET ASSETS

================================================================================

(unaudited)

                                                                                  Year Ended     Six Months Ended
                                                                                  December 31,      June 30,
                                                                                     1999             2000
                                                                                 -------------    -------------
FROM OPERATIONS
     Net investment income ...................................................   $  21,851,209    $  10,234,100
     Net realized gain (loss) on investments and foreign currency transactions      (2,780,855)      (6,717,707)
     Unrealized appreciation (depreciation) on investments
        and foreign currency transactions ....................................     (20,965,075)       3,194,235
                                                                                 -------------    -------------
     Increase (decrease) in net assets from operations .......................      (1,894,721)       6,710,628
                                                                                 -------------    -------------

FROM DISTRIBUTIONS TO SHAREHOLDERS
     Net investment income
        Class A ..............................................................     (14,939,750)      (6,352,757)
        Class B ..............................................................      (4,785,260)      (2,678,164)
        Class C ..............................................................        (741,180)        (431,505)
        Class Y ..............................................................        (747,853)        (344,791)
     Net realized gain on investments
        Class A ..............................................................        (187,042)               0
        Class B ..............................................................         (72,950)               0
        Class C ..............................................................         (11,768)               0
        Class Y ..............................................................          (8,834)               0
     In excess of net realized gain
        Class A ..............................................................         (42,382)               0
        Class B ..............................................................         (16,530)               0
        Class C ..............................................................          (2,666)               0
        Class Y ..............................................................          (2,002)               0
                                                                                 -------------    -------------
                                                                                   (21,558,217)      (9,807,217)
                                                                                 -------------    -------------
INCREASE (DECREASE) IN NET ASSETS
 DERIVED FROM CAPITAL SHARE TRANSACTIONS .....................................      47,329,080      (27,870,909)
                                                                                 -------------    -------------
Total increase (decrease) in net assets ......................................      23,876,142      (30,967,498)

NET ASSETS
     Beginning of the period .................................................     304,297,731      328,173,873
                                                                                 -------------    -------------
     End of the period .......................................................   $ 328,173,873    $ 297,206,375
                                                                                 =============    =============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
     End of the period .......................................................   $     103,946    $     530,829
                                                                                 =============    =============

12           See accompanying notes to financial statements.

                              FINANCIAL HIGHLIGHTS

================================================================================

For a share outstanding throughout each period.
(unaudited)

                                                                                   Class A
                                                ------------------------------------------------------------------------------
                                                                                                                    Six Months
                                                                         Year Ended December 31,                      Ended
                                                -------------------------------------------------------------        June 30,
                                                   1995        1996          1997         1998         1999           2000
                                                -------------------------------------------------------------       ---------
Net Asset Value, Beginning of the Period ....   $   10.95    $   12.36    $   12.05    $   12.39    $   12.36       $   11.51
                                                ---------    ---------    ---------    ---------    ---------       ---------
Income From Investment Operations
Net Investment Income .......................        0.81         0.84         0.83         0.81         0.81            0.42
Net Realized and Unrealized Gain
  (Loss) on Investments .....................        1.40        (0.31)        0.45         0.15        (0.86)          (0.13)
                                                ---------    ---------    ---------    ---------    ---------       ---------
Total From Investment Operations ............        2.21         0.53         1.28         0.96        (0.05)           0.29
                                                ---------    ---------    ---------    ---------    ---------       ---------
Less Distributions
Dividends From Net Investment Income ........       (0.80)       (0.84)       (0.81)       (0.78)       (0.79)          (0.40)
Distributions in Excess of Net
  Investment Income .........................        0.00         0.00        (0.01)       (0.03)        0.00            0.00
Distributions From Net Realized
  Capital Gains .............................        0.00         0.00        (0.12)       (0.17)       (0.01)           0.00
Distributions in Excess of Net Realized Gains        0.00         0.00         0.00        (0.01)        0.00(b)         0.00
                                                ---------    ---------    ---------    ---------    ---------       ---------
Total Distributions .........................       (0.80)       (0.84)       (0.94)       (0.99)       (0.80)          (0.40)
                                                ---------    ---------    ---------    ---------    ---------       ---------
Net Asset Value, End of the Period ..........   $   12.36    $   12.05    $   12.39    $   12.36    $   11.51       $   11.40
                                                =========    =========    =========    =========    =========       =========
Total Return (%) (a) ........................        20.8          4.6         11.0          8.0         (0.3)            2.5
Ratio of Operating Expenses to
  Average Net Assets (%) ....................        1.14         1.05         1.05         1.01         0.97            1.02(c)
Ratio of Net Investment Income to
  Average Net Assets (%) ....................        6.81         7.00         6.73         6.44         6.87            7.13(c)
Portfolio Turnover Rate (%) .................          81          104           54           65           63              43
Net Assets, End of the Period (000) .........   $ 200,285    $ 189,685    $ 193,513    $ 221,799    $ 213,769       $ 180,691

(a)  A sales charge is not reflected in total return calculations.

(b)  Amount is less that $0.01.

(c)  Computed on an annualized basis.

                See accompanying notes to financial statements.               13

                              FINANCIAL HIGHLIGHTS

================================================================================

For a share outstanding throughout each period.
(unaudited)

                                                                                   Class B
                                                ------------------------------------------------------------------------------
                                                                                                                    Six Months
                                                                         Year Ended December 31,                      Ended
                                                -------------------------------------------------------------        June 30,
                                                   1995        1996          1997         1998         1999           2000
                                                -------------------------------------------------------------       ---------
Net Asset Value, Beginning of the Period ....   $   10.95    $   12.36    $   12.04    $   12.39    $   12.36       $   11.51
                                                ---------    ---------    ---------    ---------    ---------       ---------
Income From Investment Operations

Net Investment Income .......................        0.72         0.75         0.74         0.71         0.72            0.35
Net Realized and Unrealized Gain
  (Loss) on Investments .....................        1.40        (0.32)        0.46         0.15        (0.86)          (0.10)
                                                ---------    ---------    ---------    ---------    ---------       ---------
Total From Investment Operations ............        2.12         0.43         1.20         0.86        (0.14)           0.25
                                                ---------    ---------    ---------    ---------    ---------       ---------
Less Distributions

Dividends From Net Investment Income ........       (0.71)       (0.75)       (0.72)       (0.69)       (0.70)          (0.36)
Distributions in Excess of Net
  Investment Income .........................        0.00         0.00        (0.01)       (0.02)        0.00            0.00
Distributions From Net Realized Capital Gains        0.00         0.00        (0.12)       (0.17)       (0.01)           0.00
Distributions in Excess of
  Net Realized Capital Gains ................        0.00         0.00         0.00        (0.01)        0.00(b)         0.00
                                                ---------    ---------    ---------    ---------    ---------       ---------
Total Distributions .........................       (0.71)       (0.75)       (0.85)       (0.89)       (0.71)          (0.36)
                                                ---------    ---------    ---------    ---------    ---------       ---------
Net Asset Value, End of the Period ..........   $   12.36    $   12.04    $   12.39    $   12.36    $   11.51       $   11.40
                                                =========    =========    =========    =========    =========       =========
Total Return (%) (a) ........................        19.9          3.7         10.3          7.2         (1.1)            2.1
Ratio of Operating Expenses to
  Average Net Assets (%) ....................        1.89         1.80         1.80         1.76         1.72            1.75(c)
Ratio of Net Investment Income to
  Average Net Assets (%) ....................        6.06         6.25         5.98         5.69         6.12            6.38(c)
Portfolio Turnover Rate (%) .................          81          104           54           65           63              43
  Net Assets, End of the Period (000) .......   $  23,398    $  31,191    $  37,559    $  64,240    $  89,213       $  91,745

(a) A contingent deferred sales charge is not reflected in total return calculations.

(b)  Amount is less than $0.01.

(c)  Computed on an annualized basis.

14              See accompanying notes to financial statements.

                              FINANCIAL HIGHLIGHTS

================================================================================

For a share outstanding throughout each period.
(unaudited)

                                                                                   Class C
                                                ------------------------------------------------------------------------------
                                                                                                                    Six Months
                                                                         Year Ended December 31,                      Ended
                                                -------------------------------------------------------------        June 30,
                                                   1995        1996          1997         1998         1999           2000
                                                -------------------------------------------------------------       ---------
Net Asset Value, Beginning of the Period ....   $   10.95    $   12.36    $   12.06    $   12.40    $   12.37       $   11.52
                                                ---------    ---------    ---------    ---------    ---------       ---------
Income From Investment Operations
Net Investment Income .......................        0.56         0.75         0.74         0.71         0.72            0.37
Net Realized and Unrealized Gain (Loss) on
  Investments ...............................        1.40        (0.30)        0.45         0.15        (0.86)          (0.12)
                                                ---------    ---------    ---------    ---------    ---------       ---------
Total From Investment Operations ............        1.96         0.45         1.19         0.86        (0.14)           0.25
                                                ---------    ---------    ---------    ---------    ---------       ---------
Less Distributions
Dividends From Net Investment Income ........       (0.55)       (0.75)       (0.72)       (0.69)       (0.70)          (0.36)
Distributions in Excess of Net
  Investment Income .........................        0.00         0.00        (0.01)       (0.02)        0.00            0.00
Distributions from Net Realized Capital Gains        0.00         0.00        (0.12)       (0.17)       (0.01)           0.00
Distributions in Excess of Net Realized Gains        0.00         0.00         0.00        (0.01)        0.00(b)         0.00
                                                ---------    ---------    ---------    ---------    ---------       ---------
Total Distributions .........................       (0.55)       (0.75)       (0.85)       (0.89)       (0.71)          (0.36)
                                                ---------    ---------    ---------    ---------    ---------       ---------
Net Asset Value, End of the Period ..........   $   12.36    $   12.06    $   12.40    $   12.37    $   11.52       $   11.41
                                                =========    =========    =========    =========    =========       =========
Total Return (%) (a) ........................        18.1          3.9         10.2          7.2         (1.1)            2.1
Ratio of Operating Expenses
  to Average Net Assets(%) ..................        1.89         1.80         1.80         1.76         1.72            1.75(c)
Ratio of Net Investment Income
  to Average Net Assets(%) ..................        6.06         6.25         5.98         5.69         6.12            6.38(c)
Portfolio Turnover Rate (%) .................          81          104           54           65           63              43
Net Assets, End of the Period (000) .........   $   1,009    $   2,391    $   5,276    $   8,969    $  14,872       $  13,711

(a) A contingent deferred sales charge is not reflected in total return calculations.

(b)  Amount is less than $0.01.

(c)  Computed on an annualized basis.

                See accompanying notes to financial statements.               15

                              FINANCIAL HIGHLIGHTS

================================================================================

For a share outstanding throughout each period.
(unaudited)

                                                                                   Class Y
                                                ------------------------------------------------------------------------------
                                                                                                                    Six Months
                                                                         Year Ended December 31,                      Ended
                                                -------------------------------------------------------------        June 30,
                                                   1995        1996          1997         1998         1999           2000
                                                -------------------------------------------------------------       ---------
Net Asset Value, Beginning of the Period ....   $   10.95    $   12.40    $   12.06    $   12.41    $   12.38       $   11.54
                                                ---------    ---------    ---------    ---------    ---------       ---------
Income From Investment Operations
Net Investment Income
                                                     0.80         0.87         0.86         0.84         0.85            0.37
Net Realized and Unrealized Gain (Loss) on
  Investments ...............................        1.44        (0.34)        0.46         0.15        (0.86)          (0.06)
                                                ---------    ---------    ---------    ---------    ---------       ---------
Total From Investment Operations ............        2.24         0.53         1.32         0.99        (0.01)           0.31
                                                ---------    ---------    ---------    ---------    ---------       ---------
Less Distributions
Dividends From Net Investment Income ........       (0.79)       (0.87)       (0.84)       (0.81)       (0.82)          (0.42)
Distributions in Excess of Net
  Investment Income .........................        0.00         0.00        (0.01)       (0.03)        0.00            0.00
Distributions from Net Realized Capital Gain         0.00         0.00        (0.12)       (0.17)       (0.01)           0.00
Distributions in Excess of Net Realized Gains..      0.00         0.00         0.00        (0.01)        0.00(a)         0.00
                                                ---------    ---------    ---------    ---------    ---------       ---------
Total Distributions .........................       (0.79)       (0.87)       (0.97)       (1.02)       (0.83)          (0.42)
                                                ---------    ---------    ---------    ---------    ---------       ---------
Net Asset Value, End of the Period ..........   $   12.40    $   12.06    $   12.41    $   12.38    $   11.54       $   11.43
                                                =========    =========    =========    =========    =========       =========
Total Return (%) ............................        21.0          4.6         11.4          8.2         (0.0)(b)         2.6
Ratio of Operating Expenses
  to Average Net Assets(%) ..................        0.89         0.80         0.80         0.76         0.72          0.65(c)
Ratio of Net Investment Income
  to Average Net Assets(%) ..................        7.06         7.25         6.98         6.69         7.12            7.49(c)
Portfolio Turnover Rate (%) .................          81          104           54           65           63              43
Net Assets, End of the Period (000) .........   $   2,241    $   1,844    $   4,153    $   9,289    $  10,320       $  11,060

(a)  Amount is less than $0.01.

(b)  Amount is less than one tenth of one percent.

(c)  Computed on an annualized basis.

16               See accompanying notes to financial statements.

                         NOTES TO FINANCIAL STATEMENTS

================================================================================

For the Six Months Ended June 30, 2000
(unaudited)

1. Significant Accounting Policies. The Fund is a Series of Nvest Funds Trust I, a Massachusetts business trust (the "Trust"), and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Fund seeks a high level of current income consistent with what the Fund considers reasonable risk. The Fund invests primarily in corporate and U.S. Government bonds. The Declaration of Trust permits the Trustees to issue an unlimited number of shares of the Trust in multiple series (each such series is a "Fund").

The Fund offers Class A, Class B, Class C and Class Y shares. Class A shares are sold with a maximum front end sales charge of 4.50%. Class B shares do not pay a front end sales charge, but pay a higher ongoing distribution fee than Class A shares for eight years (at which point they automatically convert to Class A shares), and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase (or five years if purchased before May 1, 1997). Class C shares do not pay front end sales charges and do not convert to any other class of shares, but they do pay a higher ongoing distribution fee than Class A shares and are subject to a contingent deferred sales charge if those shares are redeemed within one year. Class Y shares do not pay a front end sales charge, a contingent deferred sales charge or service and distribution fees. They are intended for institutional investors with a minimum of $1,000,000 to invest. Expenses of the Fund are borne pro rata by the holders of all classes of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees and transfer agent expenses applicable to such class), and votes as a class only with respect to its own Rule 12b-1 plan. Shares of each class would receive their pro rata share of the net assets of the Fund, if the Fund was liquidated. In addition, the Trustees approve separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States for investment companies. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Security Valuation. Debt securities (other than short-term obligations with a remaining maturity of less than sixty days) are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term obligations with a remaining maturity of less than sixty days are stated at amortized cost, which approximates market value. All other securities and assets are valued at their fair value as determined in good faith by the Fund's adviser and subadviser under the supervision of the Fund's Trustees.

b. Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

================================================================================

For the Six Months Ended June 30, 2000
(unaudited)

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from: sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, resulting from changes in the exchange rate.

c. Security Transactions and Related Investment Income. Security transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Interest income is increased by the accretion of original issue discount and/or market discount. In determining net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

d. Federal Income Taxes. The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders all of its income and any net realized capital gains at least annually. Accordingly, no provision for federal income tax has been made.

e. Dividends and Distributions to Shareholders. Dividends are declared daily to shareholders of record at the time and are paid monthly. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for mortgage backed securities and foreign currency transactions for book and tax purposes. Permanent book and tax basis differences will result in reclassifications to capital accounts.

f. Repurchase Agreements. The Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is the Fund's policy that the market value of the collateral be at least equal to 100% of the repurchase price including interest. The Fund's subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

2. Purchases and Sales of Securities. For six months ended June 30, 2000 purchases and sales of securities (excluding short-term investments) were as follows:

                 Purchases                                 Sales
    -----------------------------------     ---------------------------------
    U.S. Government          Other          U.S. Government        Other
    ---------------       -------------     ---------------     -------------
     $  73,638,629        $  54,571,107       $  46,384,153     $ 110,589,283

================================================================================

For the Six Months Ended June 30, 2000
(unaudited)

3a. Management Fees and Other Transactions with Affiliates. The Fund pays gross management fees to its investment adviser, Nvest Funds Management L.P. ("Nvest Management") at the annual rate of 0.50% of the first $100 million of the Fund's average daily net assets and 0.375% of such assets in excess of $100 million reduced by the payment to the Fund's investment subadviser Back Bay Advisors, L.P. ("Back Bay"), at the rate of 0.25% of the first $100 million of the Fund's average daily net assets and 0.1875% of such assets in excess of $100 million. Certain officers and directors of Nvest Management are also officers or Trustees of the Fund. Nvest Management and Back Bay are wholly owned subsidiaries of Nvest Companies, L.P. ("Nvest"), which is a subsidiary of Metropolitan Life Insurance Company (see Note 6). Fees earned by Nvest Management and Back Bay under the management and subadvisory agreements in effect during six months ended June 30, 2000 are as follows:

                Fees Earned
                -----------
                Nvest Management                 $     309,809
                Back Bay                               309,810
                                                 -------------
                                                 $     619,619
                                                 =============

The effective annualized management fee for six months ended June 30, 2000 was 0.42%.

b. Accounting and Administrative Expense. Nvest Services Company, Inc. ("NSC") is a wholly owned subsidiary of Nvest and performs certain accounting and administrative services for the Fund. The Fund pays NSC a group fee for these services equal to the annual rate of 0.035% of the first $5 billion of Nvest Funds' average daily net assets, 0.0325% of the next $5 billion of the Nvest Funds' average daily net assets, and 0.03% of the Nvest Funds' average daily net assets in excess of $10 billion. For the six months ended June 30, 2000, these expenses amounted to $55,924 and are shown separately in the financial statements as accounting and administrative.The effective annualized accounting and administration expense for the six months ended June 30, 2000 was 0.034%.

c. Transfer Agent Fees. NSC is the transfer and shareholder servicing agent for the Fund and Boston Financial Data Services ("BFDS") serves as the sub-transfer agent for the Fund. NSC receives account fees for Class A, Class B and Class C shareholder accounts. NSC and BFDS are also reimbursed by the Fund for out-of-pocket expenses. Class Y shares bear a transfer agent fee of 0.10% of average daily net assets. For the six months ended June 30, 2000, the Fund paid NSC $220,389 as compensation for its services as transfer agent.

d. Service and Distribution Fees. Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Service Plan relating to the Fund's Class A shares (the "Class A Plan") and Service and Distribution Plans relating to the Fund's Class B and Class C shares (the "Class B and Class C Plans").

Under the Class A Plan, the Fund pays Nvest Funds Distributor, L.P. ("Nvest Funds"), the Fund's distributor (a wholly owned subsidiary of Nvest) a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class A shares, as reimbursement for expenses (including certain payments to securities dealers, who may be affiliated with Nvest Funds) incurred by Nvest Funds in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts. For six months ended June 30, 2000, the Fund paid Nvest Funds $232,578 in fees under the Class A Plan. If the expenses of Nvest Funds that are otherwise reimbursable under the Class A Plan incurred in any year exceed the amounts payable by the Fund under the Class A Plan, the

================================================================================

For the Six Months Ended June 30, 2000
(unaudited)

unreimbursed amount (together with unreimbursed amounts from prior years) may be carried forward for reimbursement in future years in which the Class A Plan remains in effect. The amount of unreimbursed expenses carried forward at June 30, 2000 is $1,919,349.

Under the Class B and Class C Plans, the Fund pays Nvest Funds monthly service fees at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with Nvest Funds) incurred by Nvest Funds in providing personal services to investors in Class B and Class C shares and/or the maintenance of shareholder accounts. For six months ended June 30, 2000, the Fund paid Nvest Funds $109,311 and $17,652 in service fees under the Class B and Class C Plans, respectively.

Also under the Class B and Class C Plans, the Fund pays Nvest Funds monthly distribution fees at the annual rate of 0.75% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with Nvest Funds) incurred by Nvest Funds in connection with the marketing or sale of Class B and Class C shares. For six months ended June 30, 2000, the Fund paid Nvest Funds $327,933 and $52,958 in distribution fees under the Class B and Class C Plans, respectively.

Commissions (including contingent deferred sales charges) on Fund shares paid to Nvest Funds by investors in shares of the Fund during six months ended June 30, 2000 amounted to $528,229.

e. Trustees Fees and Expenses. The Fund does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of Nvest Management, Nvest Funds, Nvest, NSC or their affiliates. Each other Trustee receives a retainer fee at the annual rate of $40,000 and meeting attendance fees of $3,500 for each meeting of the Board of Trustees attended. Each committee member receives an additional retainer fee at the annual rate of $6,000 while each committee chairman receives a retainer fee (beyond the $6,000 fee) at the annual rate of $4,000. These fees are allocated to the various Nvest Funds based on a formula that takes into account, among other factors, the relative net assets of each Fund.

A deferred compensation plan is available to the Trustees on a voluntary basis. Each participating Trustee will receive an amount equal to the value that such deferred compensation would have been, had it been invested in the Fund or certain other Nvest Funds on the normal payment date. Deferred amounts remain in the Funds until distributed in accordance with the Plan.

================================================================================

For the Six Months Ended June 30, 2000
(unaudited)

4. Capital Shares. At June 30, 2000 there was an unlimited number of shares of beneficial interest authorized, divided into four classes, Class A, Class B, Class C and Class Y. Transactions in capital shares were as follows:

                                                                 Year Ended                   Six Months Ended
                                                              December 31, 1999                June 30, 2000
                                                        ----------------------------    ----------------------------
    Class A                                                Shares          Amount          Shares          Amount
--------------                                          ------------    ------------    ------------    ------------
Shares sold .........................................      7,081,566    $ 84,892,202       3,389,992    $ 37,892,626
Shares issued in connection with the reinvestment of:
   Dividends from net investment income .............      1,008,210      11,946,031         477,412       5,433,480
   Distributions from net realized gain .............         16,733         193,774               0               0
                                                        ------------    ------------    ------------    ------------
                                                           8,106,509      97,032,007       3,867,404      43,326,106
Shares repurchased ..................................     (7,480,202)    (88,965,876)     (6,585,849)    (74,983,733)
                                                        ------------    ------------    ------------    ------------
Net increase (decrease) .............................        626,307    $  8,066,131      (2,718,445)   $(31,657,627)
                                                        ------------    ------------    ------------    ------------

                                                                 Year Ended                   Six Months Ended
                                                              December 31, 1999                June 30, 2000
                                                        ----------------------------    ----------------------------
    Class B                                                Shares          Amount          Shares          Amount
--------------                                          ------------    ------------    ------------    ------------
Shares sold .........................................      3,874,628    $ 46,282,836       1,420,549    $ 16,797,057
Shares issued in connection with the reinvestment of:
   Dividends from net investment income .............        304,344       3,596,122         183,062       2,081,895
   Distributions from net realized gain .............          6,223          72,058               0               0
                                                        ------------    ------------    ------------    ------------
                                                           4,185,195      49,951,016       1,603,611      18,878,952
Shares repurchased ..................................     (1,631,207)    (19,265,518)     (1,304,928)    (14,881,381)
                                                        ------------    ------------    ------------    ------------
Net increase ........................................      2,553,988    $ 30,685,498         298,683    $  3,997,571
                                                        ------------    ------------    ------------    ------------

                                                                 Year Ended                   Six Months Ended
                                                              December 31, 1999                June 30, 2000
                                                        ----------------------------    ----------------------------
    Class C                                                Shares          Amount          Shares          Amount
--------------                                          ------------    ------------    ------------    ------------
Shares sold .........................................        863,321    $ 10,317,158         188,032    $  2,143,014
Shares issued in connection with the reinvestment of:
   Dividends from net investment income .............         44,159         522,256          25,947         295,363
   Distributions from net realized gain .............            912          10,568               0               0
                                                        ------------    ------------    ------------    ------------
                                                             908,392      10,849,982         213,979       2,438,377
Shares repurchased ..................................       (342,543)     (4,058,281)       (302,956)     (3,463,200)
                                                        ------------    ------------    ------------    ------------
Net increase ........................................        565,849    $  6,791,701         (88,977)   $ (1,024,823)
                                                        ------------    ------------    ------------    ------------

================================================================================

For the Six Months Ended June 30, 2000
(unaudited)

                                                                 Year Ended                   Six Months Ended
                                                              December 31, 1999                June 30, 2000
                                                        ----------------------------    ----------------------------
    Class Y                                                Shares          Amount          Shares          Amount
--------------                                          ------------    ------------    ------------    ------------
Shares sold .........................................        411,333    $  5,002,343         302,298    $  3,442,473
Shares issued in connection with the reinvestment of:
   Dividends from net investment income .............         52,565         624,421          23,743         270,665
   Distributions from net realized gain .............            882          10,266               0               0
                                                        ------------    ------------    ------------    ------------
                                                             464,780       5,637,030         326,041       3,713,138
Shares repurchased ..................................       (320,208)     (3,851,280)       (252,848)     (2,899,168)
                                                        ------------    ------------    ------------    ------------
Net increase ........................................        144,572    $  1,785,750          73,193    $    813,970
                                                        ------------    ------------    ------------    ------------
Increase derived from capital shares transactions ...      3,890,716    $ 47,329,080      (2,435,546)   $(27,870,909)
                                                        ============    ============    ============    ============

5. Security Lending. The Fund has entered into an agreement with a third party to lend its securities. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. The Fund receives fees for lending its securities. At June 30, 2000, the Fund had loaned securities having a market value of $11,299,999 and collateralized by cash in the amount of $11,555,145 which was invested in a short-term investment.

6. Subsequent Event. Nvest, L.P., and its affiliated operating partnership, Nvest Companies, L.P., have entered into an agreement for CDC Asset Management to acquire all of their outstanding partnership units. CDC Asset Management is the investment management arm of France's Caisse des Depots et Consignations, which is a major diversified financial institution. Nvest will be renamed CDC Asset Management-North America and it will continue to use the holding company structure. Nvest affiliates will retain their investment independence, brand names, management and operating autonomy. The transaction will not affect daily operations of the Nvest Funds or the investment management activities of the Funds' investment advisers or subadvisers.

Consummation of the transaction with CDC is subject to a number of contingencies, including regulatory approvals and approval of the unitholders of Nvest, L.P. and Nvest Companies L.P. Under the rules for mutual funds the transaction may result in a change of control for the Nvest affiliates. Consequently, it is anticipated that the Nvest affiliates will seek approval of new agreements from the Board of Trustees and shareholders prior to the consummation of the transaction. The transaction is expected to close in the fourth quarter of 2000.

================================================================================

                          NVEST MUNICIPAL INCOME FUND
                    NVEST MASSACHUSETTS TAX FREE INCOME FUND
              NVEST INTERMEDIATE TERM TAX FREE FUND OF CALIFORNIA

                        Supplement dated August 21, 2000
    to Nvest Bond Funds Prospectus Classes A, B and C and Nvest Massachusetts Tax Free Income Fund and Nvest Intermediate Term Tax Free Fund of California
                      Prospectuses, each dated May 1, 2000


John Maloney has become co-manager of the Funds, joining James Welch. Mr. Maloney, Vice President at Back Bay Advisors, has been with the company since 1989. Mr. Maloney has a B.A. in Economics from the University of Massachusetts and has 17 years of investment experience.

================================================================================

                                              Glossary for Mutual Fund Investors
--------------------------------------------------------------------------------

Total Return - The change in value of a mutual fund investment over a specific period, assuming all earnings are reinvested in additional shares of the fund. Expressed as a percentage.

Income Distributions - Payments to shareholders resulting from the net interest or dividend income earned by a fund's portfolio.

Capital Gains Distributions - Payments to shareholders of profits earned from selling securities in a fund's portfolio. Capital gains distributions are usually paid once a year, when available.

Yield - The rate at which a fund pays income. Yield calculations for 30-day periods are standardized among mutual funds, based on a formula developed by the Securities and Exchange Commission.

Maturity - Refers to the period of time before principal repayment on a bond is due. A bond fund's "average maturity" refers to the weighted average of the maturities of all the individual bonds in the portfolio.

Duration - A measure, stated in years, of a bond's sensitivity to interest rates. Duration allows you to compare the volatility of different instruments. As a general rule, for every 1% move in interest rates, a bond is expected to fluctuate in value as indicated by its duration. For example, if interest rates fall by 1%, a bond with a duration of 4 years should rise in value 4%. Conversely, the bond should decline 4% in value if interest rates rise 1%.

Treasuries - Negotiable debt obligations of the U.S. government, secured by its full faith and credit. The income from Treasury securities is exempt from state and local income taxes, but not from federal income taxes. There are three types of Treasuries: Bills (maturity of 3-12 months), Notes (maturity of 1-10 years) and Bonds (maturity of 10-30 years).

Municipal Bond - A debt security issued by a state or municipality to finance public expenditures. Interest payments are exempt from federal taxes and, in most cases, from state and local income taxes. The two main types are general obligation (GO) bonds, which are backed by the full faith and credit and taxing powers of the municipality; and revenue bonds, supported by the revenues from a municipal enterprise, such as airports and toll bridges. A small portion of income may be subject to federal and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax.

                                   NVEST FUNDS

================================================================================


      LARGE-CAP EQUITY FUNDS                GLOBAL/INTERNATIONAL EQUITY
        Capital Growth Fund                     Star Worldwide Fund
        Kobrick Growth Fund                  International Equity Fund
           Growth Fund
      Growth and Income Fund                  CORPORATE INCOME FUNDS
           Balanced Fund                 Short Term Corporate Income Fund
          Star Value Fund                        Bond Income Fund
                                                 High Income Fund
       ALL-CAP EQUITY FUNDS                   Strategic Income Fund
        Star Advisers Fund
       Kobrick Capital Fund                  GOVERNMENT INCOME FUNDS
          Bullseye Fund                 Limited Term U.S. Government Fund
        Equity Income Fund                  Government Securities Fund

      SMALL-CAP EQUITY FUNDS                    MONEY MARKET FUNDS*
        Star Small Cap Fund                    Cash Management Trust
   Kobrick Emerging Growth Fund           Tax Exempt Money Market Trust

                                    * Investments in money market funds are not
                                      insured or guaranteed by the FDIC or any
                                                government agency.


                              TAX-FREE INCOME FUNDS
                              Municipal Income Fund
                           Intermediate Term Tax Free
                               Fund of California
                       Massachusetts Tax Free Income Fund


To learn more, and for a free prospectus, contact your financial representative.

                    Visit our Web site at www.nvestfunds.com
                          Nvest Funds Distributor, L.P.
                               399 Boylston Street
                                Boston, MA 02116
                             Toll Free 800-225-5478

     This material is authorized for distribution to prospective investors when it is preceded or accompanied by the Fund's current prospectus, which contains information about distribution charges, management and other items of interest. Investors are advised to read the prospectus carefully before investing.

     Nvest Funds Distributor, L.P, and other firms selling shares of Nvest Funds are members of the National Association of Securities Dealers, Inc. (NASD). As a service to investors, the NASD has asked that we inform you of the availability of a brochure on its Public Disclosure Program. The program provides access to information about securities firms and their representatives. Investors may obtain a copy by contacting the NASD at 800-289-9999 or by visiting their Web site at www.NASDR.com.

[LOGO] Nvest Funds(SM)
       Where The Best Minds Meet(R)



           BI58-0600
[LOGO] Printed On Recycled Paper

                               SEMIANNUAL REPORT

================================================================================

[LOGO] NvestFunds(SM)
       Where The Best Minds Meet(R)

--------------------------------------------------------------------------------

                                                     Nvest Municipal Income Fund

                                                                 Where
                                                               The Best
                                                            Minds Meet(R)

-------------
June 30, 2000                                         Please read the prospectus
-------------                                             supplement on page 20.

                              PRESIDENT'S MESSAGE

================================================================================

                                                                     August 2000
--------------------------------------------------------------------------------

[PHOTO]
John T. Hailer
President and Chief
Executive Officer
Nvest Funds

"No matter how you react to shifting markets, don't let short-term events derail your long-range program. Consult your financial representative before you make any changes."

In an effort to protect the U.S. economy from the specter of renewed inflation, the Federal Reserve Board has raised interest rates six times in the past 12 months -- three times during the first six months of 2000. Because higher interest rates cut into corporate profits and make financial assets less attractive, the markets have been undergoing a period of heightened volatility.

Your choice of investment tools

Investors react to volatility in different ways. Some seek safer harbors; others define risk as opportunity and add selectively to their portfolios. Regardless of which type of investor you may resemble, remember that Nvest funds cover a wide spectrum of investments, from conservative to aggressive. These include a comprehensive family of equity and fixed-income funds that may complement your current holdings, as well as funds that combine different investment styles in a single portfolio.

For example, Nvest Star funds' multi-manager approach can help you through periods of market volatility by offering you greater diversification than single-manager funds. Each Nvest Star fund is composed of four separate segments run by managers with distinct investment disciplines -- a strategy that allows investors to benefit from different investment styles and diversified portfolio holdings, seeking superior long-term results with reduced risk. We search for the strongest candidates to manage each segment, using approaches that complement one another in varying market conditions.

No matter how you react to shifting markets, don't let short-term events derail your long-range program. Consult your financial representative before you make any changes.

Nvest is poised for global growth

As you may know, Nvest Companies is under agreement to be acquired by CDC Asset Management, a leading French institutional money management company and a major global financial institution. CDC's expertise in European stock and bond markets will be a resource for the premier U.S. investment management teams who manage our funds. Nvest Funds will continue to operate independently, but with broader resources to bring you attractive, innovative products and services. Since your vote will be required, you will receive proxy information in September. In the meantime, if you would like more information, you are welcome to call your financial representative or us, or visit our web site, www.nvestfunds.com.

                                                              /s/ John T. Hailer

--------------------------------------------------------------------------------
 NOT FDIC INSURED                MAY LOSE VALUE              NO BANK GUARANTEE
--------------------------------------------------------------------------------

                           NVEST MUNICIPAL INCOME FUND

================================================================================

                                        Investment Results Through June 30, 2000
--------------------------------------------------------------------------------

Putting Performance in Perspective

The charts comparing Nvest Municipal Income Fund's performance to a benchmark index provide you with a general sense of how your Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. Your Fund's total return for the period shown below appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. In addition, few investors could purchase all of the securities necessary to match the index and would incur transaction costs and other expenses, even if they could.

                                Growth of a $10,000 Investment in Class A Shares

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                          June 1990 through June 2000

                      NAV           MSC           Muni
        ------------------------------------------------
         6/00        18,376        17,540        19,782
         6/99        18,268        17,446        19,300
         6/98        17,888        17,084        18,781
         6/97        16,514        15,771        17,285
         6/96        15,308        14,619        15,857
         6/95        14,417        13,768        14,870
         6/94        13,374        12,772        13,669
         6/93        13,557        12,947        13,641
         6/92        12,111        11,566        12,184
         6/91        10,731        10,248        10,901
         6/90        10,000         9,550        10,000


This illustration represents past performance and does not guarantee future results. Share price and return will vary and you may have a gain or loss when you sell your shares. Other classes of shares are available for which performance, fees, and expenses will differ. All results include reinvestment of dividends and capital gains.

                           NVEST MUNICIPAL INCOME FUND

================================================================================

                                         Average Annual Total Returns -- 6/30/00
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
   Class A (Inception 5/9/77)      6 Months       1 Year         5 Years        10 Years
   Net Asset Value(1)                3.11%         0.67%           4.99%          6.27%
   With Maximum Sales Charge(2)     -1.55         -3.92            4.02           5.78
----------------------------------------------------------------------------------------------------------
   Class B (Inception 9/13/93)     6 Months       1 Year         5 Years     Since Inception
   Net Asset Value(1)                2.74%        -0.09%           4.23%          3.27%
   With CDSC(3)                     -2.26         -4.88            3.89           3.27
----------------------------------------------------------------------------------------------------------

                                                                                                   Since
                                                                                                  Fund's
                                                                                                  Class B
   Comparative Performance                  6 Months      1 Year       5 Years      10 Years     Inception
   Lehman Municipal Bond Index(4)             4.48%        3.25%        5.88%         7.06%        5.15%
   Morningstar Muni National Long Avg.(5)     3.64         0.45         4.73          6.34         3.94
   Lipper General Municipal Debt Average(6)   3.95         0.98         4.76          6.40         4.05
----------------------------------------------------------------------------------------------------------

These returns represent past performance and do not guarantee future results. Share price and returns will vary and you may have a gain or loss when you sell your shares. Recent returns may be higher or lower than those shown.

                                                            Yields as of 6/30/00
--------------------------------------------------------------------------------
                                   Class A      Class B
   SEC 30-day Yield(7)              5.31%        4.84%
   Taxable Equivalent Yield(8)      8.79         8.01
--------------------------------------------------------------------------------

Notes to Charts

(1) These results include reinvestment of any dividends and capital gains, but do not include a sales charge.

(2) These results include reinvestment of any dividends and capital gains, and the maximum sales charge of 4.50%.

(3) These results include reinvestment of any dividends and capital gains. Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge applied when you sell shares.

(4) Lehman Municipal Bond Index is an unmanaged composite measure of the performance of the municipal bond market. You may not invest directly in an index. Class B since inception return is calculated from 9/30/93.

(5) Morningstar Muni National Long Average is the average performance without sales charges of funds with similar investment objectives as calculated by Morningstar, Inc. Class B since inception return is calculated from 9/30/93.

(6) Lipper General Municipal Debt Average is the average performance without sales charges of funds with similar investment objectives as calculated by Lipper Inc. Class B since inception return is calculated from 9/30/93.

(7) SEC Yield is based on the Fund's net investment income over a 30-day period and is calculated in accordance with Securities and Exchange Commission guidelines.

(8) Taxable equivalent yield is based on the maximum federal income tax bracket of 39.6%. A portion of income may be subject to federal, state and/or alternative minimum tax. Capital gains distributions, if any, are subject to the capital gains tax rate.

                           NVEST MUNICIPAL INCOME FUND

================================================================================

                                           Interview with Your Portfolio Manager
--------------------------------------------------------------------------------

[PHOTO]

James Welch
Back Bay Advisors, L.P.

Q.   How did Nvest Municipal Income Fund perform over the past six months?

The return on Class A shares of Nvest Municipal Income Fund was 3.11% at net asset value for the six months ended June 30, 2000, including $0.18 per share in reinvested dividends. For the same period, the Fund's benchmark, Lehman Brothers Municipal Bond Index returned 4.48%. Throughout the period, we maintained a neutral to short average portfolio maturity relative to the Fund's benchmark and its peer group, in an effort to smooth out the price volatility of the market. This strategy was successful early in the period, when interest rates were rising, but detracted from performance in June, as rates fell.

The 30-day SEC yield on Class A shares of Nvest Municipal Income Fund was 5.31% as of June 30, 2000, which is equivalent to a taxable yield of 8.79%, based on the maximum federal income tax rate of 39.6%.

Q.   What was the investment environment for municipal bonds during the period?

Despite a series of short-term interest rate hikes by the Federal Reserve Board during the first six months of 2000, the environment for fixed-income investments in general was surprisingly favorable. Although the economy continued to grow at a brisk pace, inflation was kept at bay.

The fixed-income market was also bolstered by the U.S. Treasury Department's announcement that it was buying back long-term debt. This created a bidding war for long-term Treasuries, driving up prices and depressing yields, leading to an inverted yield curve -- where yields on short-term bonds rise above yields on long-term bonds.

Meanwhile, municipalities continued to gain financial strength as robust economic growth allowed tax revenues to continue to climb, increasing the cash flow of many state and local governments and improving their fiscal health.

                           NVEST MUNICIPAL INCOME FUND

================================================================================

--------------------------------------------------------------------------------

Finally, as yields on long-term Treasuries fell, so too did yields on long-term municipals. This decline in yields (and corresponding increase in prices) meant that long-term municipal bonds tended to outperform short- and intermediate-term municipal bonds.

Q.   Did supply and demand impact the tax-exempt market?

During the period, the supply of high-quality, tax-exempt issues failed to keep pace with demand for several reasons. In contrast to several years ago, many state and local governments are enjoying record budget surpluses. This reduced the need for municipalities to issue new debt to finance projects.

At the same time, the stock market's intense volatility caused many investors to focus on wealth preservation rather than wealth creation -- increasing the demand for fixed-income investments, particularly municipal securities. By late June and into July investors were eager to capitalize on tax-free yields not seen in nearly five years.

Q.   What strategies did you use in managing Nvest Municipal Income Fund?

We continued to follow the same general strategy we pursued over the previous six months because the investment environment has stayed relatively the same:
The economy is healthy, inflation is under control, and consumer confidence and consumer spending are high. This led to a positive backdrop for municipal securities, particularly general obligation bonds, which are backed by tax revenues. These issues made up a substantial portion of the Fund's portfolio over the last six months.

As always, we rely on Back Bay Advisor's research staff to uncover promising investment opportunities in cyclical industries such as airlines, paper companies and utilities. Finally, we are beginning to believe in the Fed's ability to successfully engineer a "soft landing" for the economy (slower growth without recession), so we're gradually shifting assets into bonds with longer maturities, which tend to offer higher yields in exchange for slightly higher risk.

                           NVEST MUNICIPAL INCOME FUND

================================================================================

--------------------------------------------------------------------------------

                     Credit Quality Composition -- 6/30/00

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

                            AAA                 31.1%
                            AA                   6.0%
                            A                   25.6%
                            BBB                 27.9%
                            BB                   5.4%
                            Not Rated            4.0%

                           Average Credit Quality = A
                     Average Portfolio Maturity = 16.6 Years

           Quality is based on ratings provided by Standard & Poor's.
               Portfolio holdings and asset allocation will vary.


Q.   What is your outlook for municipal bonds over the next few months?

Generally speaking, it's favorable. We expect the difference between long-term and short-term yields to continue to narrow, which would mean that longer duration assets would outperform shorter duration assets.

In addition, although we are confident in the Fed's ability to slow the economy and curb inflation, we expect continued stock market volatility. As a result, we believe investors will continue to seek relative safety and superior after-tax yields available from municipal securities. This should keep demand steady, supporting bond prices and creating a positive environment for shareholders of Nvest Municipal Income Fund.

The portfolio manager's commentary reflects the conditions and actions taken during the reporting period, which are subject to change. A shift in opinion may result in strategic and other portfolio changes.

Nvest Municipal Income Fund may invest a portion of assets in lower rated bonds that offer higher yields in return for more risk. Some income may be subject to federal and state taxes. Capital gains are fully taxable. Investors may be subject to the Alternative Minimum Tax (AMT). This portfolio may also include U.S. government securities, which are guaranteed if held to maturity; mutual funds that invest in these securities are not. These risks affect your investment's value. See a prospectus for details.

                              PORTFOLIO COMPOSITION

================================================================================

Investments as of June 30, 2000
(unaudited)

Tax Exempt Obligations -- 98.5% of Total Net Assets

                                                                                                        Ratings (c)
                                                                                                     -----------------
   Principal                                                                                                  Standard
    Amount    Description                                                                            Moody's  & Poor's     Value (a)
------------------------------------------------------------------------------------------------------------------------------------
              Alaska -- 0.3%
$   530,000   Alaska State Housing Finance Corp. Revenue Bond, 6.500%, 6/01/2034, (MBIA insured) ....   Aaa      AAA    $    536,386
                                                                                                                        ------------
              Arizona -- 2.7%
  1,805,000   Mesa Arizona Industrial Development Authority Revenue, 5.750%, 1/01/2025,
                (MBIA insured) ......................................................................   Aaa      AAA       1,783,954
  2,300,000   University of Arizona Revenue Bond, 6.350%, 6/01/2014 .................................   A1       AA        2,467,003
                                                                                                                        ------------
                                                                                                                           4,250,957
                                                                                                                        ------------
              California -- 14.6%
  5,000,000   California Educational Facilities Authority Revenue, 5.200%, 12/01/2027 ...............   Aaa      AAA       4,688,000
  2,000,000   California Pollution Control Finance Authority Revenue Bond, 7.150%, 2/01/2011 ........   Ba1      BBB       2,031,180
  1,500,000   Foothill/Eastern Transportation Corridor Agency Revenue Bond, 5.800%, 1/15/2020, (d) ..   Baa3     BBB-        821,715
  4,300,000   Foothill/Eastern Transportation Corridor Agency Revenue Bond, 6.500%, 1/01/2032 .......   Aaa      AAA       4,789,340
  2,000,000   Los Angeles Convention & Exhibition Center Authority Pre-Refunded Certificate of
                Participation, 9.000%, 12/1/2020 ....................................................   Aaa      AAA       2,429,400
  3,000,000   Los Angeles Regional Airport Revenue Bond, 6.350%, 11/01/2025 .........................   Baa3     BBB-      2,868,960
  2,000,000   Sacramento Co-generation Authority Pre-Refunded Revenue Bond, 6.500%, 7/01/2021 .......   --       AAA       2,220,300
  3,000,000   Sacramento Power Authority Revenue Bond, 6.000%, 7/1/2022 .............................   --       BBB-      2,946,120
                                                                                                                        ------------
                                                                                                                          22,795,015
                                                                                                                        ------------
              Colorado -- 6.6%
  1,500,000   Denver City & County Airport Pre-Refunded Revenue Bond, 7.500%, 11/15/2006 ............   A2       AAA       1,621,935
  1,500,000   Denver City & County Airport Pre-Refunded Revenue Bond, 7.500%, 11/15/2012 ............   A2       AAA       1,621,935
  1,655,000   Denver City & County Airport Revenue Bond, 7.750%, 11/15/2023 .........................   A2       A         1,761,251
  3,960,000   Denver City & County Airport Revenue Bond, 7.750%, 11/15/2021 .........................   A2       A         4,156,772
  1,040,000   Denver City & County Airport Revenue Pre-Refunded Bond, 7.750%, 11/15/2021 ............   Aaa      A         1,100,986
                                                                                                                        ------------
                                                                                                                          10,262,879
                                                                                                                        ------------
              Florida -- 1.9%
  3,000,000   Escambia County Pollution Control, 6.900%, 8/01/2022 ..................................   Baa1     BBB+      3,053,190
                                                                                                                        ------------
              Georgia -- 1.6%
  2,500,000   Atlanta Special Purpose Facilities Revenue Bond, 7.900%, 12/01/2018 ...................   Ba2      BBB-      2,551,475
                                                                                                                        ------------


6               See accompanying notes to financial statements.

================================================================================

Investments as of June 30, 2000
(unaudited)

Tax Exempt Obligations -- continued

                                                                                                        Ratings (c)
                                                                                                     -----------------
   Principal                                                                                                  Standard
    Amount    Description                                                                            Moody's  & Poor's     Value (a)
------------------------------------------------------------------------------------------------------------------------------------
              Illinois -- 3.3%
$ 2,500,000   Illinois Development Finance Authority Pollution Control Revenue Bond, 7.375%,
                7/01/2021 ...........................................................................   Baa1     BBB+   $  2,687,500
  2,250,000   O'Hare International Airport Revenue Bond, 8.200%,12/1/2024 ...........................   Baa1     BBB-      2,440,755
                                                                                                                        ------------
                                                                                                                           5,128,255
                                                                                                                        ------------
              Indiana -- 5.1%
  3,500,000   Indiana Development Finance Authority Pollution Control Revenue Bond, 6.850%,
                12/01/2012 ..........................................................................   B1       BB        3,347,890
  4,500,000   Indianapolis Independent Airport Authority Revenue Bond, 7.100%, 1/15/2017 ............   Baa2     BBB       4,644,000
                                                                                                                        ------------
                                                                                                                           7,991,890
                                                                                                                        ------------
              Kansas -- 0.9%
  1,350,000   Kansas City Utility Systems Pre-Refunded Revenue Bond, 6.375%, 9/01/2023 ..............   Aaa      AAA       1,400,854
                                                                                                                        ------------
              Kentucky -- 1.3%
  2,000,000   Kenton County Airport Board Revenue Bond, 7.500%, 2/1/2012 ............................   Baa3     BBB-      2,070,280
                                                                                                                        ------------
              Massachusetts -- 7.2%
  6,035,000   Massachusetts State Housing Finance Agency, 6.600%, 12/1/2026 .........................   Aa       A+        6,154,131
  2,500,000   Massachusetts State Housing Finance Agency Revenue Bond, 6.300%, 10/01/2013 ...........   A1       A+        2,557,075
  2,500,000   Massachusetts State Health & Education Facility Authority, 6.000%, 7/01/2035 ..........   Aaa      AAA       2,579,125
                                                                                                                        ------------
                                                                                                                          11,290,331
                                                                                                                        ------------
              Mississipi -- 1.4%
  2,000,000   Lowndes County Mississippi Solid Waste Disposal, 6.700%, 4/01/2022 ....................   A3       A         2,145,700
                                                                                                                        ------------
              New Jersey -- 5.4%
  5,000,000   New Jersey Economic Development Authority Revenue Bond, 6.625%, 9/15/2012 .............   Ba2      BB        5,038,900
  3,630,000   New Jersey State Educational Facilities Authority, 5.000%, 7/01/2019 ..................   Aaa      AAA       3,357,351
                                                                                                                        ------------
                                                                                                                           8,396,251
                                                                                                                        ------------
              New York -- 16.4%
  1,900,000   New York City General Obligation Bond, 7.500%, 2/1/2005 ...............................   A3       A-        2,003,626
  2,000,000   New York City, Pre-refunded General Obligation Bond, 7.000%, 10/01/2013 ...............   A3       A-        2,128,680
  2,040,000   New York State Dormitory Authority Revenue Bond, 5.375%, 5/15/2016 ....................   A3       A-        1,977,433
  4,000,000   New York State Dormitory Authority Revenue Bond, 5.500%, 5/15/2013 ....................   A3       A         4,040,160


                See accompanying notes to financial statements.                7

================================================================================

Investments as of June 30, 2000
(unaudited)

Tax Exempt Obligations -- continued

                                                                                                        Ratings (c)
                                                                                                     -----------------
   Principal                                                                                                  Standard
    Amount    Description                                                                            Moody's  & Poor's     Value (a)
------------------------------------------------------------------------------------------------------------------------------------
              New York -- continued
$ 2,740,000   New York State Dormitory Authority Revenue Bond, 5.750%, 7/01/2013 ....................   Baa1     A      $  2,823,488
  1,880,000   New York State Dormitory Authority Revenue Bond, 7.500%, 5/15/2013 ....................   A3       A         2,244,363
  3,000,000   New York State Dormitory Authority Revenues, 5.750%, 7/1/2027 .........................   Aaa      AAA       3,032,940
  4,150,000   New York State Medical Care Facilities Finance Agency Pre-Refunded
                Revenue Bond, 5.250%, 8/15/2014 .....................................................   A3       A         4,036,954
  1,000,000   Onondaga County Industrial Development Agency Revenue Bond, 9.000%, 10/01/2007 ........   A3       A         1,211,140
  2,000,000   Port Authority New York & New Jersey Special Obligation Revenue Bond,
                7.000%, 10/01/2007 ..................................................................   --       --        2,120,560
                                                                                                                        ------------
                                                                                                                          25,619,344
                                                                                                                        ------------
              Ohio -- 2.1%
  3,000,000   Cleveland Public Power Systems Pre-Refunded Revenue Bond, 7.000%, 11/15/2024 ..........   Aaa      AAA       3,310,320
                                                                                                                        ------------
              Oregon -- 2.6%
  4,000,000   Western Generation Agency Revenue Bond, 7.400%, 1/1/2016 ..............................   --       --        4,140,000
                                                                                                                        ------------
              Pennsylvania -- 11.6%
  3,000,000   Delaware County Industrial Development Authority Revenue Bond, 7.375%, 4/01/2021 ......   Baa1     A         3,127,170
  2,725,000   Pennsylvania Convention Center Revenue Bond, 6.700%, 9/1/2014 .........................   Baa2     BBB       2,790,727
  2,000,000   Pennsylvania Convention Center Revenue Bond, 6.750%, 9/1/2019 .........................   Baa2     BBB       2,040,000
  3,000,000   Pennsylvania Economic Development Financing Authority Revenue Bond,
                6.600%, 1/01/2019 ...................................................................   --       BBB-      2,865,000
  4,000,000   Pennsylvania Economic Development Financing Authority Revenue Bond,
                7.150%, 12/01/2018 ..................................................................   --       BBB-      4,095,000
  3,000,000   Pennsylvania Economic Development Financing Authority Revenue Bond,
                7.600%, 12/01/2024 ..................................................................   Baa3     BBB       3,220,890
                                                                                                                        ------------
                                                                                                                          18,138,787
                                                                                                                        ------------
              Puerto Rico -- 2.0%
  2,000,000   Commonwealth Highway & Transporation Authority Pre-Refunded Revenue Bond,
                6.625%, 7/01/2018 ...................................................................   Aaa      AAA       2,112,040
  1,000,000   Puerto Rico Commonwealth Highway and Transportation, 5.500%, 7/01/2026, (MBIA insured)    Aaa      AAA         978,350
                                                                                                                        ------------
                                                                                                                           3,090,390
                                                                                                                        ------------
              Tennessee -- 1.6%
  2,500,000   Maury County Industrial Development Board Revenue Bond, 6.500%, 9/01/2024 .............   A2       A         2,559,400
                                                                                                                        ------------


8               See accompanying notes to financial statements.

================================================================================

Investments as of June 30, 2000
(unaudited)

Tax Exempt Obligations -- continued

                                                                                                        Ratings (c)
                                                                                                     -----------------
   Principal                                                                                                  Standard
    Amount    Description                                                                            Moody's  & Poor's    Value (a)
------------------------------------------------------------------------------------------------------------------------------------
              Texas -- 4.4%
$ 2,000,000   Alliance Airport Authority Revenue Bond, 6.375%, 4/1/2021 .............................   Baa2     BBB   $  1,960,360
  2,825,000   Dallas-Fort Worth International Airport Facility Revenue Bond, 7.250%, 11/01/2030 .....   Baa1     BBB-     2,865,200
  2,000,000   Gulf Coast Waste Disposal Authority Texas, 6.875%, 12/1/2028 ..........................   Baa1     BBB+     2,011,880
                                                                                                                       ------------
                                                                                                                          6,837,440
                                                                                                                       ------------
              US Virgin Islands -- 2.8%
  4,000,000   US Virgin Islands Public Finance Authority Pre-Refunded Revenue Bond,
                7.250%, 10/01/2018, .................................................................   --       AAA      4,314,240
                                                                                                                       ------------
              Washington -- 0.7%
  1,000,000   Washington State Public Power Supply Revenue Bond, 6.800%, 7/01/2007 ..................   Aaa      AA-      1,041,270
                                                                                                                       ------------
              Wyoming -- 2.0%
  3,000,000   Wyoming Student Loan Corporation Revenue Bond, 6.200%, 6/1/2024 .......................   --       AA       3,072,630
                                                                                                                       ------------
              Total Tax Exempt Obligations (Identified Cost $146,120,954) ...........................                   153,997,284
                                                                                                                       ------------
              Total Investments -- 98.5% (Identified Cost $146,120,954) (b) .........................                   153,997,284
              Other assets less liabilities .........................................................                     2,314,711
                                                                                                                       ------------
              Total Net Assets -- 100% ..............................................................                  $156,311,995
                                                                                                                       ============

(a)  See Note 1a of Notes to Financial Statements.

(b)  Federal Tax Information:
     At June 30, 2000 the net unrealized appreciation on investments based on cost of $146,120,954 for federal income tax purposes was as follows:
     Aggregate gross unrealized appreciation for all investments in which there
     is an excess of value over tax cost ............................................................                  $  8,479,612
     Aggregate gross unrealized depreciation for all investments in which
     there is an excess of tax cost over value ......................................................                      (603,282)
                                                                                                                       ------------
     Net unrealized appreciation ....................................................................                  $  7,876,330
                                                                                                                       ============

     At December 31, 1999 the Fund had a capital loss carryover of approximately $7,680,420 of which $4,839,685 expires on December 31, 2002, $25,731 expires on December 31, 2005 and $2,815,004 expires on December 31, 2007. This may be available to offset future realized capital gains, if any, to the extent provided by regulations.

(c) The ratings shown are believed to be the most recent ratings available at June 30, 2000. Securities are generally rated at the time of issuance. The rating agencies may revise their rating from time to time. As a result, there can be no assurance that the same ratings would be assigned if the securities were rated at June 30, 2000. The Fund's subadviser independently evaluates the Fund's portfolio securities and in making investment decisions does not rely solely on the ratings of agencies.

(d) Multi - Coupon: Coupon rate is zero or below market for an initial period and then increases to a higher coupon rate at a specified date and time.


                 See accompanying notes to financial statements.               9

                       STATEMENT OF ASSETS & LIABILITIES

================================================================================

June 30, 2000
(unaudited)

ASSETS
   Investments at value (Identified cost $146,120,954) ...........................                $ 153,997,284
   Receivable for:
     Fund shares sold ............................................................                       45,697
     Securities sold .............................................................                    3,160,819
     Dividends and interest ......................................................                    2,588,026
                                                                                                  -------------
                                                                                                    159,791,826

LIABILITIES
  Payable for:
     Securities purchased ........................................................ $   2,646,973
     Fund shares redeemed ........................................................       261,973
     Custodial bank ..............................................................       241,119
     Dividends declared ..........................................................       211,649
   Accrued expenses:
     Management fees .............................................................         5,817
     Deferred trustees' fees .....................................................        51,734
     Accounting and administrative ...............................................         8,939
     Transfer agent ..............................................................        16,030
     Other .......................................................................        35,597
                                                                                   -------------
                                                                                                      3,479,831
                                                                                                  -------------
NET ASSETS .......................................................................                $ 156,311,995
                                                                                                  =============
   Net Assets consist of:
     Paid-in capital .............................................................                $ 158,329,650
     Undistributed net investment income .........................................                      599,315
     Accumulated net realized gains (losses) .....................................                  (10,493,300)
     Unrealized appreciation (depreciation) on investments .......................                    7,876,330
                                                                                                  -------------

NET ASSETS .......................................................................                $ 156,311,995
                                                                                                  =============

Computation of net asset value and offering price:
Net asset value and redemption price of Class A shares
  ($141,879,530 / 19,648,056 shares of beneficial interest) ......................                     $   7.22
                                                                                                       ========
Offering price per share (100 / 95.50 of $7.22) ..................................                     $   7.56*
                                                                                                       ========
Net asset value and offering price of Class B shares
  ($14,432,465 / 1,998,416 shares of beneficial interest) ........................                     $   7.22**
                                                                                                       ========

* Based upon single purchases of less than $100,000. Reduced sales charges apply for purchases in excess of this amount.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charges.


10                See accompanying notes to financial statements.

                            STATEMENT OF OPERATIONS

================================================================================

Six Month Ended June 30, 2000
(unaudited)

INVESTMENT INCOME
   Interest ...............................................................................                        $ 5,196,040

   Expenses
     Management fees ......................................................................    $   362,763
     Service fees - Class A ...............................................................        181,700
     Service and distribution fees - Class B ..............................................         74,813
     Trustees' fees and expenses ..........................................................          6,552
     Accounting and administrative ........................................................         28,256
     Custodian ............................................................................         45,068
     Transfer agent .......................................................................         63,603
     Audit and tax services ...............................................................         18,242
     Legal ................................................................................          2,762
     Printing .............................................................................          7,544
     Registration .........................................................................         16,846
     Miscellaneous ........................................................................          3,983
                                                                                               -----------
   Total expenses .........................................................................                            812,132
                                                                                                                   -----------
   Net investment income ..................................................................                          4,383,908

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
 WRITTEN OPTIONS AND FUTURES CONTRACTS
     Realized gain (loss) on:
     Investments - net ....................................................................     (1,215,413)
     Written options - net ................................................................       (101,306)
     Futures contracts - net ..............................................................         (4,344)
                                                                                               -----------
     Total realized gain (loss) on investments, written options and futures contracts .....     (1,321,063)
                                                                                               -----------
     Unrealized appreciation (depreciation) on investments ................................      1,859,571
                                                                                               -----------
   Net gain (loss) on investment transactions, written options and futures contracts ......                            538,508
                                                                                                                   -----------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS .....................................                        $ 4,922,416
                                                                                                                   ===========


                 See accompanying notes to financial statements.              11

                       STATEMENT OF CHANGES IN NET ASSETS

================================================================================

                                                                                                      Six Months
                                                                             Year Ended                  Ended
                                                                             December 31,               June 30,
                                                                                 1999                     2000
                                                                            -------------            -------------
FROM OPERATIONS
   Net investment income ..............................................     $   9,149,672            $   4,383,908
   Net realized gain (loss) on investments, written options
     and futures contracts ............................................        (2,126,562)              (1,321,063)
   Unrealized appreciation (depreciation) on investments ..............       (12,111,760)               1,859,571
                                                                            -------------            -------------
   Increase (decrease) in net assets from operations ..................        (5,088,650)               4,922,416
                                                                            -------------            -------------

FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
     Class A ..........................................................        (8,416,716)              (3,472,064)
     Class B ..........................................................          (706,615)                (301,235)
                                                                            -------------            -------------
                                                                               (9,123,331)              (3,773,299)
                                                                            -------------            -------------
INCREASE (DECREASE) IN NET ASSETS
  DERIVED FROM CAPITAL SHARE TRANSACTIONS .............................        (5,835,275)             (13,310,756)
                                                                            -------------            -------------
Total increase (decrease) in net assets ...............................       (20,047,256)             (12,161,639)

NET ASSETS
   Beginning of the period ............................................       188,520,890              168,473,634
                                                                            -------------            -------------
   End of the period ..................................................     $ 168,473,634            $ 156,311,995
                                                                            =============            =============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
   End of the period ..................................................     $     (11,294)           $     599,315
                                                                            =============            =============


12                See accompanying notes to financial statements.

                              FINANCIAL HIGHLIGHTS

================================================================================

For a share outstanding throughout each period
(unaudited)

                                                                      Class A
                                             ---------------------------------------------------------------------
                                                                                                         Six Months
                                                               Year Ended December 31,                     Ended
                                             ---------------------------------------------------------    June 30,
                                                1995        1996        1997        1998        1999        2000
                                             ---------------------------------------------------------   ---------
Net Asset Value, Beginning of the Period .   $    6.85   $    7.60   $    7.53   $    7.75   $    7.76   $    7.17
                                             ---------   ---------   ---------   ---------   ---------   ---------
Income From Investment Operations
Net Investment Income ....................        0.42        0.41        0.40        0.39        0.39        0.20
Net Realized and Unrealized Gain
  (Loss) on Investments ..................        0.74       (0.07)       0.23        0.01       (0.59)       0.03
                                             ---------   ---------   ---------   ---------   ---------   ---------
Total From Investment Operations .........        1.16        0.34        0.63        0.40       (0.20)       0.23
                                             ---------   ---------   ---------   ---------   ---------   ---------
Less Distributions
Dividends From Net Investment Income .....       (0.41)      (0.41)      (0.41)      (0.39)      (0.39)      (0.18)
                                             ---------   ---------   ---------   ---------   ---------   ---------
Total Distributions ......................       (0.41)      (0.41)      (0.41)      (0.39)      (0.39)      (0.18)
                                             ---------   ---------   ---------   ---------   ---------   ---------
Net Asset Value, End of the Period .......   $    7.60   $    7.53   $    7.75   $    7.76   $    7.17   $    7.22
                                             =========   =========   =========   =========   =========   =========
Total Return (%) (a) .....................       17.2         4.6         8.6         5.3        (2.8)        3.1
Ratio of Operating Expenses to
  Average Net Assets (%) .................        0.93        0.92        0.93        0.93        0.93        0.94(b)
Ratio of Net Investment Income to
  Average Net Assets (%) .................        5.52        5.46        5.19        5.03        5.13        5.47(b)
Portfolio Turnover Rate (%) ..............          93          24          14          26         137          80
Net Assets, End of the Period (000) ......   $ 195,301   $ 180,983   $ 177,099   $ 172,643   $ 152,829   $ 141,880

(a)  A sales charge is not reflected in total return calculations.

(b)  Computed on an annualized basis.


                 See accompanying notes to financial statements.              13

                              FINANCIAL HIGHLIGHTS

================================================================================

For a share outstanding throughout each period
(unaudited)

                                                                                Class B
                                                  -------------------------------------------------------------------------------
                                                                                                                       Six Months
                                                                       Year Ended December 31,                            Ended
                                                  -----------------------------------------------------------------      June 30,
                                                     1995          1996          1997          1998          1999          2000
                                                  -----------------------------------------------------------------     ---------
Net Asset Value, Beginning of the Period .......  $    6.85     $    7.60     $    7.53     $    7.75     $    7.76     $    7.17
                                                  ---------     ---------     ---------     ---------     ---------     ---------
Income From Investment Operations
Net Investment Income ..........................       0.36          0.35          0.34          0.33          0.33          0.18
Net Realized and Unrealized Gain
  (Loss) on Investments ........................       0.74         (0.07)         0.23          0.01         (0.59)         0.02
                                                  ---------     ---------     ---------     ---------     ---------     ---------
Total From Investment Operations ...............       1.10          0.28          0.57          0.34         (0.26)         0.20
                                                  ---------     ---------     ---------     ---------     ---------     ---------
Less Distributions
Dividends From Net Investment Income ...........      (0.35)        (0.35)        (0.35)        (0.33)        (0.33)        (0.15)
                                                  ---------     ---------     ---------     ---------     ---------     ---------
Total Distributions ............................      (0.35)        (0.35)        (0.35)        (0.33)        (0.33)        (0.15)
                                                  ---------     ---------     ---------     ---------     ---------     ---------
Net Asset Value, End of the Period .............  $    7.60     $    7.53     $    7.75     $    7.76     $    7.17     $    7.22
                                                  =========     =========     =========     =========     =========     =========
Total Return (%) (a) ...........................      16.3           3.9           7.8           4.5          (3.5)          2.7
Ratio of Operating Expenses to
  Average Net Assets (%) .......................       1.68          1.67          1.68          1.68          1.68          1.69(b)
Ratio of Net Investment Income to
  Average Net Assets (%) .......................       4.77          4.71          4.44          4.28          4.38          4.70(b)
Portfolio Turnover Rate (%) ....................         93            24            14            26           137            80
Net Assets, End of the Period (000) ............  $  12,069     $  12,568     $  13,356     $  15,878     $  15,644     $  14,432

(a) A contingent deferred sales charge is not reflected in total return calculations.

(b)  Computed on an annualized basis.


14                See accompanying notes to financial statements.

                         NOTES TO FINANCIAL STATEMENTS

================================================================================

For the Six Months Ended June 30, 2000
(unaudited)

1. Significant Accounting Policies. The Fund is a series of Nvest Funds Trust I, a Massachusetts business trust (the "Trust"), and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Fund seeks as high a level of current income exempt from federal income taxes as is consistent with reasonable risk and protection of shareholders' capital. The Declaration of Trust permits the Trustees to issue an unlimited number of shares of the Trust in multiple series (each such series is a "Fund").

The Fund offers both Class A and Class B shares. Class A shares are sold with a maximum front end sales charge of 4.50%. Class B shares do not pay a front end sales charge, but pay a higher ongoing distribution fee than Class A shares for eight years (at which point they automatically convert to Class A shares), and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase (or five years if purchased before May 1, 1997). Expenses of the Fund are borne pro rata by the holders of both classes of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees applicable to such class), and votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of the Fund, if the Fund were liquidated. In addition, the Trustees approve separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States for investment companies. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Security Valuation. Debt securities (other than short-term obligations with a remaining maturity of less than sixty days) are valued on the basis of valuations furnished by a pricing service authorized by the Board of Trustees, which service determines valuations for normal institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term obligations with a remaining maturity of less than sixty days are stated at amortized cost, which approximates market value. All other securities and assets are valued at their fair value as determined in good faith by the Fund's adviser and subadviser, under the supervision of the Fund's Trustees.

b. Security Transactions and Related Investment Income. Security transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Interest income is increased by the accretion of original issue discount. Interest income is reduced by the amortization of premium. In determining net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

c. Options. The Fund may use options to hedge against changes in the values of securities the Fund owns or expects to purchase. Writing puts and buying calls tends to increase the Fund's exposure to the underlying instrument and writing calls or buying puts tends to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments.

================================================================================

For the Six Months Ended June 30, 2000
(unaudited)

For options purchased to hedge the Fund's investments, the potential risk to the Fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to premium initially paid for the option. For options written by the Fund, the maximum loss is not limited to the premium initially received for the option.

Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over the counter are valued using prices supplied by dealers.

d. Interest Rate Futures Contracts. The Fund may purchase or sell interest rate futures contracts to hedge against changes in the values of securities the Fund owns or expects to purchase. An interest rate futures contract is an agreement between two parties to buy and sell a security for a set price (or to deliver an amount of cash) on a future date. Upon entering into such a contract, the purchasing Fund is required to pledge to the broker an amount of cash, U.S. Government securities or other high quality debt securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract.

Such receipts or payments are known as "variation margin," and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The potential risk to the Fund is that the change in value of futures contracts primarily corresponds with the value of underlying instruments which may not correspond to the change in the value of the hedged instruments. In addition, there is a risk that the Fund may not be able to close out its futures positions due to an illiquid secondary market.

e. Delayed Delivery Transactions. The Fund may purchase securities on a forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated.

f. Federal Income Taxes. The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders all of its income and any net realized capital gains at least annually. Accordingly, no provision for federal income tax has been made.

g. Dividends and Distributions to Shareholders. Dividends are declared daily to shareholders of record and are paid monthly. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations, which may differ from generally accepted accounting principles. These differences primarily relate to differing treatments of market discount. Permanent book and tax basis differences will result in reclassification to the capital accounts.

================================================================================

For the Six Months Ended June 30, 2000
(unaudited)

2. Purchases and Sales of Securities. For the six months ended June 30, 2000 purchases and sales of securities (excluding short-term investments) were $127,009,809 and $138,077,717 respectively.

Transactions in written options for the six months ended June 30, 2000 are summarized as follows:

                                                Written Options
                                             --------------------
                                             Number of   Premiums
                                             Contracts   Received
                                             --------------------
               Open at December 31, 1999 ..         0    $     0
               Contracts opened ...........      (200)    (5,450)
               Contracts closed ...........       200      5,450
                                              -------    -------
               Open at June 30, 2000 ......         0    $     0
                                              =======    =======

3a. Management Fees and Other Transactions with Affiliates. The Fund pays gross management fees to its investment adviser, Nvest Funds Management, L.P. ("Nvest Management") at the annual rate of 0.50% of the first $100 million of the Fund's average daily net assets and 0.375% of such assets in excess of $100 million, reduced by the payment to the Fund's investment subadviser, Back Bay Advisors, L.P., ("Back Bay") at the rate of 0.25% of the first $100 million of the Fund's average daily net assets and 0.1875% of such assets in excess of $100 million. Certain officers and directors of Nvest Management are also officers or Trustees of the Fund. Nvest Management and Back Bay Advisors are wholly owned subsidiaries of Nvest Companies, L.P., ("Nvest") which is a subsidiary of Metropolitan Life Insurance Company (see Note 6). Fees earned by Nvest Management and Back Bay Advisors under the management and subadvisory agreements in effect during the six months ended June 30, 2000 are as follows:

                                     Fees Earned
                                     -----------
                           Nvest Management        $ 181,382
                           Back Bay                  181,381
                                                   ---------
                                                   $ 362,763
                                                   =========

The effective annualized management fee for the six months ended June 30, 2000 was 0.45%.

b. Accounting and Administrative Expense. Nvest Services Company, Inc. ("NSC") is a wholly owned subsidiary of Nvest and performs certain accounting and administrative services for the Fund. The Fund pays NSC a group fee for these services equal to the annual rate of 0.035% of the first $5 billion of Nvest Funds' average daily net assets, 0.0325% of the next $5 billion of the Nvest Funds' average daily net assets, and 0.03% of the Nvest Funds' average daily net assets in excess of $10 billion. For the six months ended June 30, 2000, these expenses amounted to $28,256 and are shown separately in the financial statements as accounting and administrative. The effective annualized accounting and administrative expense for the six months ended June 30, 2000 was 0.034%

c. Transfer Agent Fees. NSC is the transfer and shareholder servicing agent for the Fund and Boston Financial Data Services ("BFDS") serves as the sub-transfer agent for the Fund. NSC receives account for shareholder accounts. NSC and BFDS are also reimbursed by the Fund for out-of-pocket expenses. For the six months ended June 30, 2000, the Fund paid NSC $51,862 as compensation for its services as transfer agent.

================================================================================

For the Six Months Ended June 30, 2000
(unaudited)

d. Service and Distribution Fees. Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Service Plan relating to the Fund's Class A shares (the "Class A Plan") and a Service and Distribution Plan relating to the Fund's Class B shares (the "Class B Plan").

Under the Class A Plan, the Fund pays Nvest Funds Distributor, L.P. ("Nvest Funds"), the Fund's distributor, (a wholly owned subsidiary of Nvest) a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class A shares, as reimbursement for expenses (including certain payments to securities dealers who may be affiliated with Nvest Funds) incurred by Nvest Funds in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts. For the six months ended June 30, 2000, the Fund paid Nvest Funds $181,700 in fees under the Class A Plan. If the expenses of Nvest Funds that are otherwise reimbursable under the Class A Plan incurred in any year exceed the amounts payable by the Fund under the Class A Plan, the unreimbursed amount (together with unreimbursed amounts from prior years) may be carried forward for reimbursement in future years in which the Class A Plan remains in effect. The amount of unreimbursed expenses carried forward at June 30, 2000 is $1,700,600.

Under the Class B Plan, the Fund pays Nvest Funds a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class B shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with Nvest Funds) incurred by Nvest Funds in providing personal services to investors in Class B shares and/or the maintenance of shareholder accounts. For the six months ended June 30, 2000, the Fund paid Nvest Funds $18,703 in service fees under the Class B Plan.

Also under the Class B Plan, the Fund pays Nvest Funds a monthly distribution fee at the annual rate of 0.75% of the average daily net assets attributable to the Fund's Class B shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with Nvest Funds) incurred by Nvest Funds in connection with the marketing or sale of Class B shares. For the six months ended June 30, 2000, the Fund paid Nvest Funds $56,110 in distribution fees under the Class B Plan.

Commissions (including contingent deferred sales charges) on Fund shares paid to Nvest Funds by investors of shares of the Fund during the six months ended June 30, 2000 amounted to $93,505.

e. Trustees Fees and Expenses. The Fund does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of Nvest Management, Nvest Funds, Nvest, NSC or their affiliates. Each other Trustee receives a retainer fee at the annual rate of $40,000 and meeting attendance fees of $3,500 for each meeting of the Board of Trustees attended. Each committee member receives an additional retainer fee at the annual rate of $6,000 while each committee chairman receives a retainer fee (beyond the $6,000 fee) at the annual rate of $4,000. These fees are allocated to the various Nvest Funds based on a formula that takes into account, among other factors, the relative net assets of each Fund.

A deferred compensation plan is available to the Trustees on a voluntary basis. Each participating Trustee will receive an amount equal to the value that such deferred compensation would have been, had it been invested in the Fund or certain other Nvest Funds on the normal payment date. Deferred amounts remain in the Funds until distributed in accordance with the Plan.

================================================================================

For the Six Months Ended June 30, 2000
(unaudited)

4. Concentration of Credit. At June 30, 2000, the Fund had the following industry concentrations in excess of 10% as a percentage of the Fund's total net assets: Industrial/Pollution 20.5%, Airports 17.3% and State Housing Authorities 14.9%. The Fund also had more than 10% of its total net assets invested in: New York 16.4%, California 14.6% and Pennsylvania 11.6% at June 30, 2000. Certain risks arise from concentrating investments in any state. Certain revenue or tax related events in a state may impair the ability of issuers of municipal securities to pay principal and interest on their obligations.

5. Capital Shares. At June 30, 2000 there was an unlimited number of shares of beneficial interest authorized, divided into two classes, Class A and Class B. Transactions in capital shares were as follows:

                                                                           Year Ended                       Six Months
                                                                        December 31, 1999              Ended June 30, 2000
                                                                  ----------------------------    ----------------------------
Class A                                                              Shares          Amount          Shares          Amount
-------                                                           ------------    ------------    ------------    ------------
Shares sold ......................................................   1,990,350    $ 15,053,406         470,977    $  3,388,686
Shares issued in connection with the reinvestment of:
  Dividends from net investment income ...........................     757,810       5,703,292         338,922       2,430,101
                                                                  ------------    ------------    ------------    ------------
                                                                     2,748,160      20,756,698         809,899       5,818,787
Shares repurchased ...............................................  (3,669,760)    (27,649,417)     (2,487,325)    (17,810,073)
                                                                  ------------    ------------    ------------    ------------
Net increase (decrease) ..........................................    (921,600)   $ (6,892,719)     (1,677,426)   $(11,991,286)
                                                                  ------------    ------------    ------------    ------------

                                                                           Year Ended                       Six Months
                                                                        December 31, 1999              Ended June 30, 2000
                                                                  ----------------------------    ----------------------------
Class B                                                              Shares          Amount          Shares          Amount
-------                                                           ------------    ------------    ------------    ------------
Shares sold ......................................................     655,245    $  4,900,420          95,192    $    680,980
Shares issued in connection with the reinvestment of:
  Dividends from net investment income ...........................      50,159         377,387          22,531         161,558
                                                                  ------------    ------------    ------------    ------------
                                                                       705,404       5,277,807         117,723         842,538
Shares repurchased ...............................................    (568,649)     (4,220,363)       (301,898)     (2,162,008)
                                                                  ------------    ------------    ------------    ------------
Net increase (decrease) ..........................................     136,755    $  1,057,444        (184,175)   $ (1,319,470)
                                                                  ------------    ------------    ------------    ------------

Increase (decrease) derived from capital shares transactions .....    (784,845)   $ (5,835,275)     (1,861,601)   $(13,310,756)
                                                                  ============    ============    ============    ============

6. Subsequent Event. Nvest, L.P., and its affiliated operating partnership, Nvest Companies, L.P., have entered into an agreement for CDC Asset Management to acquire all of their outstanding partnership units. CDC Asset Management is the investment management arm of France's Caisse des Depots et Consignations, which is a major diversified financial institution. Nvest will be renamed CDC Asset Management-North America and it will continue to use the holding company structure. Nvest affiliates will retain their investment independence, brand names, management and operating autonomy. The transaction will not affect daily operations of the Nvest Funds or the investment management activities of the Funds' investment advisers or subadvisers.

Consummation of the transaction with CDC is subject to a number of contingencies, including regulatory approvals and approval of the unitholders of Nvest, L.P. and Nvest Companies L.P. Under the rules for mutual funds the transaction may result in a change of control for the Nvest affiliates. Consequently, it is anticipated that the Nvest affiliates will seek approval of new agreements from the Board of Trustees and shareholders prior to the consummation of the transaction. The transaction is expected to close in the fourth quarter of 2000.

================================================================================

                          NVEST MUNICIPAL INCOME FUND
                    NVEST MASSACHUSETTS TAX FREE INCOME FUND
              NVEST INTERMEDIATE TERM TAX FREE FUND OF CALIFORNIA

                        Supplement dated August 21, 2000
    to Nvest Bond Funds Prospectus Classes A, B and C and Nvest Massachusetts Tax Free Income Fund and Nvest Intermediate Term Tax Free Fund of California
                      Prospectuses, each dated May 1, 2000


John Maloney has become co-manager of the Funds, joining James Welch. Mr. Maloney, Vice President at Back Bay Advisors, has been with the company since 1989. Mr. Maloney has a B.A. in Economics from the University of Massachusetts and has 17 years of investment experience.

                                   NVEST FUNDS

================================================================================

       LARGE-CAP EQUITY FUNDS                 GLOBAL/INTERNATIONAL EQUITY
         Capital Growth Fund                     Star Worldwide Fund
        Kobrick Growth Fund                   International Equity Fund
            Growth Fund
       Growth and Income Fund                   CORPORATE INCOME FUNDS
           Balanced Fund                   Short Term Corporate Income Fund
           Star Value Fund                         Bond Income Fund
                                                   High Income Fund
        ALL-CAP EQUITY FUNDS                    Strategic Income Fund
         Star Advisers Fund
        Kobrick Capital Fund                   GOVERNMENT INCOME FUNDS
           Bullseye Fund                  Limited Term U.S. Government Fund
         Equity Income Fund                   Government Securities Fund

       SMALL-CAP EQUITY FUNDS                    MONEY MARKET FUNDS*
         Star Small Cap Fund                    Cash Management Trust
    Kobrick Emerging Growth Fund            Tax Exempt Money Market Trust

                                     *Investments in money market funds are not
                                      insured or guaranteed by the FDIC or any
                                                 government agency.

                             TAX-FREE INCOME FUNDS
                             Municipal Income Fund
                           Intermediate Term Tax Free
                               Fund of California
                       Massachusetts Tax Free Income Fund

To learn more, and for a free prospectus, contact your financial representative.

                    Visit our Web site at www.nvestfunds.com
                          Nvest Funds Distributor, L.P.
                               399 Boylston Street
                                Boston, MA 02116
                             Toll Free 800-225-5478

     This material is authorized for distribution to prospective investors when it is preceded or accompanied by the Fund's current prospectus, which contains information about distribution charges, management and other items of interest. Investors are advised to read the prospectus carefully before investing.

     Nvest Funds Distributor, L.P., and other firms selling shares of Nvest Funds are members of the National Association of Securities Dealers, Inc.
(NASD). As a service to investors, the NASD has asked that we inform you of the availability of a brochure on its Public Disclosure Program. The program provides access to information about securities firms and their representatives. Investors may obtain a copy by contacting the NASD at 800-289-9999 or by visiting their Web site at www.NASDR.com.

[LOGO] NvestFunds(SM)
       Where The Best Minds Meet(R)


          MU58-0600
[LOGO] Printed On Recycled Paper

                               SEMIANNUAL REPORT
[NVEST FUNDS LOGO GOES HERE]

--------------------------------------------------------------------------------
NVEST GOVERNMENT SECURITIES FUND


[WHERE THE BEST MINDS MEET ARTWORK GOES HERE]

JUNE  30,  2000

                               PRESIDENTS MESSAGE
================================================================================

                                                                    AUGUST  2000
--------------------------------------------------------------------------------
[PICTURE OF JOHN HAILER GOES HERE]
John
T. Hailer President and
Chief Executive Officer
Nvest Funds

In an effort to protect the U.S. economy from the specter of renewed inflation, the Federal Reserve Board has raised interest rates six times in the past 12 months - three times during the first six months of 2000. Because higher interest rates cut into corporate profits and make financial assets less attractive, the markets have been undergoing a period of heightened volatility.

YOUR CHOICE OF INVESTMENT TOOLS

Investors react to volatility in different ways. Some seek safer harbors; others define risk as opportunity and add selectively to their portfolios. Regardless of which type of investor you may resemble, remember that Nvest funds cover a wide spectrum of investments, from conservative to aggressive. These include a comprehensive family of equity and fixed-income funds that may complement your current holdings, as well as funds that combine different investment styles in a single portfolio.

For  example,  Nvest Star  funds'  multi-manager  approach  can help you through periods of market volatility by offering you greater diversification than single-manager funds. Each Nvest Star fund is composed of four separate segments run by managers with distinct investment disciplines -- a strategy that allows investors to benefit from different investment styles and diversified portfolio holdings, seeking superior long-term results with reduced risk. We search for the strongest candidates to manage each segment, using approaches that complement one another in varying market conditions. No matter how you react to shifting markets, don't let short-term events derail your long-range program. Consult your financial representative before you make any changes.

NVEST IS POISED FOR GLOBAL GROWTH

As you may know, Nvest Companies is under agreement to be acquired by CDC Asset Management, a leading French institutional money management company and a major global financial institution. CDC's expertise in European stock and bond markets will be a resource for the premier U.S. investment management teams who manage our funds. Nvest Funds will continue to operate independently, but with broader resources to bring you attractive, innovative products and services. Since your vote will be required, you will receive proxy information in September. In the meantime, if you would like more information, you are welcome to call your financial representative or us, or visit our web site, www.nvestfunds.com.

[JOHN HAILERS SIGNATURE APPEARS HERE]

"No matter how you react to shifting markets, don't let short-term events derail your long- range program. Consult your financial representative before you make any changes."

               NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

                        NVEST GOVERNMENT SECURITIES FUND
================================================================================

                                        INVESTMENT RESULTS THROUGH JUNE 30, 2000
--------------------------------------------------------------------------------

PUTTING PERFORMANCE IN PERSPECTIVE

The charts comparing Nvest Government Securities Fund's performance with a benchmark index provide you with a general sense of how your Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. Your Fund's total return for the period shown below appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and has no expenses that affect the results. It is not possible to invest directly in an index. In addition, few investors could purchase all of the securities necessary to match the index and would incur transaction costs and other expenses, even if they could.


GROWTH OF A $10,000 INVESTMENT IN CLASS A SHARES

[GROWTH OF $10,000 CHART GOES HERE

                      NAV           MSC      Gov Bond Index
       --------------------------------------------------------
         6/00        19,086        18,227        21,131
         6/99        18,550        17,715        20,123
         6/98        18,587        17,751        19,528
         6/97        16,573        15,827        17,553
         6/96        15,521        14,823        16,343
         6/95        15,014        14,338        15,640
         6/94        13,445        12,840        13,956
         6/93        13,825        13,203        14,146
         6/92        12,447        11,887        12,531
         6/91        10,533        10,059        11,015
         6/90        10,000         9,550        10,000



JUNE 1990 THROUGH JUNE 2000

This illustration represents past performance and does not guarantee future results. Share price and return will vary, and you may have a gain or loss when you sell your shares. Other classes of shares are available for which performance, fees and expenses will differ. All results include reinvestment of dividends and capital gains.

                        NVEST GOVERNMENT SECURITIES FUND
================================================================================

                                         AVERAGE ANNUAL TOTAL RETURNS -- 6/30/00
--------------------------------------------------------------------------------
  CLASS A (INCEPTION 9/16/85)     6 MONTHS      1 YEAR    5 YEARS   10 YEARS
  Net Asset Value(1)                4.68%        2.89%      4.92%      6.67%
  With Maximum Sales Charge(2)     -1.34        -1.75       3.96       6.18

                                                                      SINCE
  CLASS B (INCEPTION 9/23/93)    6 MONTHS       1 YEAR    5 YEARS   INCEPTION
--------------------------------------------------------------------------------
  Net Asset Value(1)                4.30%        2.12%      4.14%      3.60%
  With CDSC(3)                     -0.70        -2.72       3.82       3.60

                                                                         SINCE
  CLASS Y (INCEPTION 3/31/94)     6 MONTHS      1 YEAR      5 YEARS   INCEPTION
--------------------------------------------------------------------------------
  Net Asset Value(1)                5.03%        3.27%      5.20%      5.74%


                                                                                       SINCE     SINCE
                                                                                       FUND'S    FUND'S
                                                                                       CLASS B   CLASS Y
COMPARATIVE PERFORMANCE                     6 MONTHS    1 YEAR   5 YEARS   10 YEARS  INCEPTION INCEPTION
--------------------------------------------------------------------------------------------------------
   Lehman Government Bond Index(4)            4.97%      5.01%     6.20%     7.70%     5.63%     6.67%
   Morningstar Long Government Average(5)     6.15       4.33      5.65      7.76      4.98      6.53
   Lipper General Government Average(6)       3.95       3.60      5.19      6.82      4.61      5.60


NOTES TO CHARTS

These returns represent past performance and do not guarantee future results. Share price and returns will vary, and you may have a gain or loss when you sell your shares. Recent returns may be higher or lower than those shown. Class Y shares are available to certain institutional investors only.

     1 These results include reinvestment of any dividends and capital gains, but do not include a sales charge.
     2 These results include reinvestment of any dividends and capital gains, and the maximum sales charge of 4.50%.
     3 These results include reinvestment of any dividends and capital gains. Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge applied when you sell shares.
     4 Lehman Government Bond Index is an unmanaged index of public debt of the U.S. Treasury, government agencies, and their obligations. You may not invest directly in an index. Class B since-inception return is calculated from 9/30/93.
     5 Morningstar Long Government Average is the average performance without sales charges of all mutual funds with a similar investment objectives as calculated by Morningstar, Inc. Class B since-inception return is calculated from 9/30/93.
     6 Lipper General Government Average is the average performance without sales charges of all mutual funds with a similar current investment style or objective as determined by Lipper Inc. Class B since-inception return is calculated from 9/30/93.

                        NVEST GOVERNMENT SECURITIES FUND
================================================================================

                                          INTERVIEW WITH YOUR PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

[PICTURES OF SCOTT NICHOLSON, JAMES WELCH GOES HERE]

Scott Nicholson, James Welch
Members of  subadviser team,
Back Bay Advisors, L.P.

Q. HOW DID NVEST GOVERNMENT SECURITIES FUND PERFORM OVER THE SIX MONTHS ENDING JUNE 30, 2000?

The first six months of 2000 proved to be one of the best six-month periods for Treasury securities that we've seen in years, especially for the longer-maturity Treasuries in which the Fund currently invests. For the six months ending June 30, 2000, Class A shares of Nvest Government Securities Fund returned 4.68% at net asset value. The Fund's return included $0.32 per share in dividends reinvested during the period. By comparison, your Fund's benchmark, the Lehman Government Bond Index, returned 4.97% for the same period.

Q. WHY DID TREASURY SECURITIES PERFORM SO WELL?

To begin with, there was an overall improvement in the sentiment of bond market investors, in spite of the Federal Reserve Board's continued program of raising short-term interest rates. That's because the market responded favorably to the Fed's attempts to slow growth and head off inflation. Inflation is a bond investor's worst enemy because it eats into the value of a bond's fixed payments. Stock market volatility also revived interest in bonds, as investors sought relative stability from fixed income securities.

Treasury securities performed especially well during the period because hefty budget surpluses reduced the government's financing needs. The U.S. Treasury started buying back high-yielding, longer-term U.S. Treasury bonds in February 2000. A combination of increased investor demand and decreased supply helped push yields on long-term Treasury bonds lower and their prices higher. And as long-term yields declined, the Fed's series of increases in short-term interest rates caused the Treasury yield curve to invert. The yields offered by short-term Treasury securities were actually higher than the yields offered by long-term Treasury bonds.

                        NVEST GOVERNMENT SECURITIES FUND
================================================================================

Q. WHAT WAS YOUR STRATEGY WITH THE FUND DURING THIS PERIOD?

We focused our investments on Treasury debt with maturities of 10 years or longer, the part of the Treasury market that offered the best returns. In addition, we increased the Treasury bond allocation of the portfolio, a positive move because Treasury securities performed better than the other segments of the bond market in which the Fund can invest. Government agency securities came under pressure during the period as members of Congress and Treasury officials began to question their implied government guarantees. Although securities issued by agencies, such as the Federal National Mortgage Association (Fannie
Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), are not backed by the full faith and credit of the U.S. government, they do enjoy the implicit backing of the government because they were created by an act of Congress and are issued by a government agency. The Fund's exposure to these agencies had been reduced to zero by the time they experienced their worst performance. We maintained a modest investment in mortgage-backed securities, which performed better than other non-Treasury sectors, because refinancing activity was quelled by rising interest rates.

                        NVEST GOVERNMENT SECURITIES FUND
================================================================================

Q. WHAT IS YOUR CURRENT OUTLOOK?

After the past several years, when the stock market dominated financial headlines, we believe the fixed-income markets will return to prominence. Although the Fed continues to raise rates -- contributing to stock market uncertainty -- it is doing so prudently. We think the lion's share of the Fed's rate hike program may be behind us.

If so, the bond market generally, and Treasuries in particular, should be poised for a rally. As long as the supply and demand dynamic remains positive for Treasury securities, the portfolio should continue to have a bias toward Treasuries instead of agency and mortgage-backed securities. All in all, we are positive about the outlook for Nvest Government Securities Fund for the balance of 2000.


PORTFOLIO MIX -- 6/30/00

[PORTFOLIO MIX PIE CHART GOES HERE]

U.S. Government Securities              66.1%
Mortgage-Backed Securities              30.9%
Short Term and Other                     3.0%

Portfolio holdings and asset allocation will vary.

This portfolio managers' commentary reflects the conditions and actions taken during the reporting period, which are subject to change. A shift in opinion may result in strategic and other portfolio changes.

Nvest Government Securities Fund invests primarily in U.S. government securities, which are guaranteed if held to maturity; mutual funds that invest in these securities are not. It may also invest a portion of assets in mortgage-backed securities that are subject to prepayment risk. These risks affect the value of your investment. See a prospectus for details.

                             PORTFOLIO COMPOSITION
================================================================================

Investments as of June 30, 2000
(unaudited)

BONDS AND NOTES -- 97.0% OF TOTAL NET ASSETS

                                                                                   RATINGS (C)
                                                                                -----------------
   PRINCIPAL                                                                            STANDARD
    AMOUNT    DESCRIPTION                                                       MOODY'S & POOR'S    VALUE (A)
-------------------------------------------------------------------------------------------------------------
              MORTGAGE BACKED-- 30.9%
$ 3,000,000   Federal Home Loan Mortgage Corp., 6.500%,  1/15/2022 ............. Aaa      AAA      $2,741,250
  1,963,351   Federal Home Loan Mortgage Corp., 7.500%,  4/1/2012 .............. Aaa      AAA       1,964,175
  2,773,829   Federal National Mortgage Association, 7.500%,  8/1/2013 ......... Aaa      AAA       2,778,184
  1,576,346   Government National Mortgage Association, 7.500%, 4/15/2027 ...... Aaa      AAA       1,566,557
 15,685,368   Government National Mortgage Association, 8.000%,
              with various maturities to 2030 (d) .............................. Aaa      AAA      15,862,927
    189,408   Government National Mortgage Association, 8.500%, 2/15/2006 ...... Aaa      AAA         193,873
    344,952   Government National Mortgage Association, 9.000%,
              with various maturities to 2016 (d) .............................. Aaa      AAA         358,668
    128,185   Government National Mortgage Association, 9.500%,
              with various maturities to 2009 (d) .............................. Aaa      AAA         134,283
    136,597   Government National Mortgage Association, 10.000%,
              with various maturities to 2016 (d)..... ......................... Aaa      AAA        144,262
     19,215   Government National Mortgage Association, 12.500%,
              with various maturities to 2014 (d)............................... Aaa      AAA          21,543
                                                                                                  -----------
                                                                                                   25,765,722
                                                                                                  -----------
              U.S. GOVERNMENT-- 66.1%
  13,000,000  United States Treasury Bonds, 7.625%, 2/15/2025 .................. Aaa      AAA    . 15,372,500
  12,000,000  United States Treasury Bonds, 8.750%,
              with various maturities to 2020 (d).... .......................... Aaa      AAA      15,166,540
  14,000,000  United States Treasury Bonds, 8.875%, 2/15/2019 .................. Aaa      AAA      18,018,420
   5,000,000  United States Treasury Bonds, 9.125%, 5/15/2018 .................. Aaa      AAA       6,537,500
                                                                                                  -----------
                                                                                                   55,094,960
                                                                                                  -----------
              Total Bonds and Notes (Identified Cost $80,453,255)                                  80,860,682
                                                                                                  -----------

SHORT TERM INVESTMENT-- 1.4%
-------------------------------------------------------------------------------------------------------------
  1,156,000   Repurchase Agreement with State Street Bank & Trust Co.
              dated 6/30/2000 at 5.25% to be repurchased at $1,156,506 on 7/03/2000 collateralized by $1,040,000 U.S. Treasury Bond 7.125%, due 2/15/2023,
              valued at $1,184,300 .............................................                   1,156,000
                                                                                                   ---------
              Total Short Term Investment (Identified Cost $1,156,000)                             1,156,000
                                                                                                   ---------


                See accompanying notes to financial statements.
6

================================================================================

Investments as of June 30, 2000
(unaudited)

OPTIONS-- 0.0%


   CONTRACTS  DESCRIPTION                                              VALUE (A)
-------------------------------------------------------------------------------
        100   United States Treasury Note Futures, 100 Call,
              September 2000 .................................        $   37,500
                                                                     -----------
              Total Options (Identified Cost $28,525) ........            37,500
                                                                     -----------
              Total Investments 98.4% (Identified Cost
                $81,637,780) (b) .............................        82,054,182
              Other assets less liabilities ..................         1,321,490
                                                                     -----------
              Total Net Assets 100% .......................... $      83,375,672
                                                               =================

WRITTEN OPTIONS                                                      UNREALIZED
                                                                    DEPRECIATION
--------------------------------------------------------------------------------
        100   United States Treasury Bond Futures, 99 Call,
              August 2000 .....................................       $  (9,775)
                                                                     ===========

     (a)  See Note 1a of Notes to Financial Statements.
     (b)  Federal Tax Information:

          At June 30, 2000, the net unrealized appreciation on investments based on cost for federal income tax purposes of $81,637,780 was as follows:

          Aggregate  gross  unrealized appreciation  for
           all investments in which there is an excess of
           value over tax  cost ...............................        $ 797,987
          Aggregate gross unrealized  depreciation for
           all  investments  in  which  there  is an  excess
           of  tax  cost  over  value .........................        (381,585)
          Net   unrealized  appreciation ......................        $ 416,402
                                                                       =========

          At December 31, 1999, the Fund had a net tax basis capital loss carryover of approximately $13,257,788 of which $4,040,060 expires on December 31, 2002, $3,530,050 expires on December 31, 2004 and $5,687,678 expires on December 31, 2007. This may be available to offset future realized capital gains, if any, to the extent provided by regulations.

     (c) The ratings shown are believed to be the most recent ratings available at June 30, 2000. Securities are generally rated at the time of issuance. The rating agencies may revise their ratings from time to time. As a result there can be no assurance that the same ratings would be assigned if the securities were rated at June 30, 2000. The Fund's advisor independently evaluates the Fund's portfolio securities and in making investment decisions does not rely solely on the ratings of agencies.
     (d) The Fund's investment in securites of the U.S. Government and mortgage-backed securities of the Government National Mortgage Association are interests in separate pools of treasury bonds and mortgages. All separate investments in securities of these issuers which have the same coupon rate have been aggregated for the purpose of presentation in the schedule of investments.

                See accompanying notes to financial statements.

                       STATEMENT OF ASSETS & LIABILITIES
================================================================================

June 30, 2000
(unaudited)


ASSETS
        Investments at value (Identified cost $81,637,780)                                                   $    82,054,182
        Cash                                                                                                             939
        Receivable for:
             Fund shares sold                                                                                        422,709
             Dividends and interest                                                                                1,243,342
                                                                                                                   ---------
                                                                                                                  83,721,172
LIABILITIES
        Payable for:
             Fund shares redeemed                                                       $       131,079
             Dividends declared                                                                  63,023
             Written options contracts - (proceeds of $26,925 )                                  37,500
        Accrued expenses:
             Management fees                                                                      4,600
             Deferred trustees' fees                                                             50,455
             Transfer agent                                                                      17,935
             Accounting and administrative                                                        5,142
             Other                                                                               35,766
                                                                                                 ------
                                                                                                                     345,500
                                                                                                                     -------
NET ASSETS                                                                                                       $83,375,672
                                                                                                                 ===========
   Net Assets consist of:
             Paid in capital                                                                                   $  99,466,915
             Undistributed net investment income                                                                      26,239
             Accumulated net realized gains (losses)                                                             (16,524,109)
             Unrealized appreciation (depreciation)
             on investments and written options                                                                      406,627
                                                                                                                     -------
NET ASSETS                                                                                                       $83,375,672
                                                                                                                 ===========

Computation of net asset value and offering price:
Net asset value and redemption price of Class A shares
   ($72,157,983 / 6,773,152 shares of beneficial interest)                                                        $   10.65
                                                                                                                    ========
Offering price per share (100/95.50 of $10.65)......                                                              $  11.15 *
                                                                                                                    ========
Net asset value and offering price of Class B shares
   ($8,554,982 / 803,017 shares of beneficial interest)                                                           $  10.65**
                                                                                                                    ========
Net asset value, offering and redemption price of Class Y shares
   ($2,662,707 / 250,294 shares of beneficial interest)                                                           $    10.64
                                                                                                                    ========


     *    Based upon single purchases of less than $100,000.
          Reduced sales charges apply for purchases in excess of this amount.
     ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charges.


                See accompanying notes to financial statements.
8

                            STATEMENT OF OPERATIONS
================================================================================

Six Months Ended June 30,2000
(unaudited)

INVESTMENT INCOME
        Interest ..............................................................                              $     3,267,273

   Expenses

             Management fees ..................................................         $       291,197
             Service fees - Class A ...........................................                  97,840
             Service and distribution fees - Class B ..........................                  43,039
             Trustees' fees and expenses ......................................                   5,146
             Accounting and administrative ....................................                  15,363
             Custodian ........................................................                  39,925
             Transfer agent - Class A and Class B .............................                  99,759
             Transfer agent - Class Y .........................................                   1,360
             Audit and tax services ...........................................                  14,211
             Legal ............................................................                   2,339
             Printing .........................................................                  11,466
             Registration .....................................................                  16,439
             Miscellaneous ....................................................                   2,968
                                                                                                  -----
   Total expenses .............................................................                                      641,052
                                                                                                                     -------
   Net investment income ......................................................                                    2,626,221
                                                                                                                   ---------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Realized gain (loss) on:
             Investments - net                                                               (2,380,219)
             Written options - net                                                             (210,797)
             Futures contracts - net                                                           (274,483)
                                                                                               --------
             Total realized gain (loss) on investments, written options
               and futures contracts                                                         (2,865,499)
             Unrealized appreciation (depreciation) on investments,
               written options and futures contracts                                          4,380,756
                                                                                              ---------
   Net gain (loss) on investment transactions                                                                      1,515,257
                                                                                                                   ---------

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                                                          $   4,141,478
                                                                                                               =============


                See accompanying notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS
================================================================================

(unaudited)

                                                                                            YEAR ENDED          SIX MONTHS ENDED
                                                                                           DECEMBER 31,             JUNE 30,
                                                                                               1999                  2000
                                                                                           -------------        --------------
FROM OPERATIONS
        Net investment income                                                           $     6,345,756      $     2,626,221
        Net realized gain (loss) on investments, written options and
        futures contracts                                                                    (5,908,703)          (2,865,499)
        Unrealized appreciation (depreciation) on investments and
        written options                                                                      (7,738,435)           4,380,756
                                                                                             ----------            ---------
                                                                                             (7,301,382)           4,141,478
                                                                                             ----------            ---------
FROM DISTRIBUTIONS TO SHAREHOLDERS
        Net investment income
             Class A                                                                         (5,749,722)          (2,264,329)
             Class B                                                                           (537,791)            (217,636)
             Class Y                                                                           (182,001)             (82,872)
                                                                                               --------              -------
                                                                                             (6,469,514)          (2,564,837)
                                                                                             ----------           ----------
INCREASE (DECREASE) IN NET ASSETS
        DERIVED FROM CAPITAL SHARE TRANSACTIONS                                              (5,234,472)         (15,288,421)
                                                                                             ----------          -----------
Total increase (decrease) in net assets.............                                        (19,005,368)         (13,711,780)

NET ASSETS
        Beginning of the period                                                             116,092,820           97,087,452
                                                                                            -----------           ----------
        End of the period                                                               $    97,087,452      $    83,375,672
                                                                                        ===============      ===============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
        End of the period                                                               $       (35,145)     $        26,239
                                                                                        ===============      ===============



                See accompanying notes to financial statements.

                             FINANCIAL HIGHTLIGHTS
================================================================================

For a share outstanding throughout each period
(unaudited)



                                                               CLASS A
                                      --------------------------------------------------------
                                                                                   SIX MONTHS
                                                                                      ENDED
                                                   YEAR ENDED DECEMBER 31,            JUNE 30,
                                      ------------------------------------------
                                       1995       1996      1997      1998     1999      2000
                                      ------------------------------------------------  -------
Net Asset Value, Beginning
of the Period .....................   $ 10.43   $ 11.73   $ 11.08   $ 11.56   $ 11.90   $ 10.47
                                      -------   -------   -------   -------   -------   -------
Income From Investment Operations
Net Investment Income .............      0.74      0.71      0.62      0.68      0.67      0.34
Net Realized and Unrealized Gain
(Loss) on Investments .............      1.29     (0.64)     0.48      0.33     (1.42)     0.16
                                         ----     -----      ----      ----     -----      ----
Total From Investment Operations ..      2.03      0.07      1.10      1.01     (0.75)     0.50
                                         ----      ----      ----      ----     -----      ----
Less Distributions
Dividends From Net Investment Income    (0.73)    (0.72)    (0.62)    (0.67)    (0.68)    (0.32)
                                        -----     -----     -----     -----     -----     -----
Total Distributions ...............     (0.73)    (0.72)    (0.62)    (0.67)    (0.68)    (0.32)
                                        -----     -----     -----     -----     -----     -----
Net Asset Value, End of the Period    $ 11.73   $ 11.08   $ 11.56   $ 11.90   $ 10.47   $ 10.65
                                      =======   =======   =======   =======   =======   =======
Total Return (%) (a) ..............      20.0       0.8      10.3       9.0      (6.4)      4.7
Ratio of Operating Expenses to Average
Net Assets (%) ....................      1.35      1.32      1.36      1.38      1.36      1.37(c)
Ratio of Net Investment Income to
Average Net Assets (%) ............      6.69      6.45      5.63      5.80      6.00      5.92(c)
Portfolio Turnover Rate (%) . .....       559       462       391       106       313       335
Net Assets, End of the Period (000)   $147,503  $120,607  $103,583  $103,032  $84,904   $72,158


                                                               CLASS B
                                      --------------------------------------------------------
                                                                                   SIX MONTHS
                                                                                      ENDED
                                                   YEAR ENDED DECEMBER 31,            JUNE 30,
                                      ------------------------------------------
                                       1995       1996      1997      1998     1999      2000
                                      ------------------------------------------------  -------
Net Asset Value, Beginning
of the Period .....................   $ 10.43   $ 11.74   $ 11.08   $ 11.56   $ 11.90   $ 10.47
                                      -------   -------   -------   -------   -------   -------
Income From Investment Operations
Net Investment Income .............      0.65      0.63      0.54      0.58      0.59      0.28
Net Realized and Unrealized Gain
(Loss) on Investments .............      1.30     (0.65)     0.48      0.34     (1.42)     0.18
                                         ----     -----      ----      ----     -----      ----
Total From Investment Operations ..      1.95     (0.02)     1.02      0.92     (0.83)     0.46
                                         ----     -----      ----      ----     -----      ----
Less Distributions
Dividends From Net
Investment Income .................     (0.64)    (0.64)    (0.54)    (0.58)    (0.60)    (0.28)
                                        -----     -----     -----     -----     -----     -----
Total Distributions ...............     (0.64)    (0.64)    (0.54)    (0.58)    (0.60)    (0.28)
                                        -----     -----     -----     -----     -----     -----
Net Asset Value, End of the Period    $ 11.74   $ 11.08   $ 11.56   $ 11.90   $ 10.47   $ 10.65
                                      =======   =======   =======   =======   =======   =======
Total Return (%) (b) ..............      19.2      (0.1)      9.5       8.2      (7.1)      4.3
Ratio of Operating Expenses to Average
Net Assets (%) ....................      2.10      2.07      2.11      2.13      2.11      2.12(c)
Ratio of Net Investment Income to
Average Net Assets (%) ............      5.94      5.70      4.88      5.05      5.25      5.17(c)
Portfolio Turnover Rate (%) . .....       559       462       391       106       313       335
Net Assets, End of the Period (000)   $ 4,858   $ 5,385   $ 5,654   $ 9,657   $ 9,430   $ 8,555


     (a)  A sales charge is not reflected in total return calculations.
     (b) A contingent deferred sales charge is not reflected in total return calculations.
     (c)  Computed on an annualized basis.


                                                                              11
                See accompanying notes to financial statements.

                              FINANCIAL HIGHLIGHTS
================================================================================

For a share outstanding throughout each period
(unaudited)

                                                               CLASS Y
                                      --------------------------------------------------------
                                                                                   SIX MONTHS
                                                                                      ENDED
                                                   YEAR ENDED DECEMBER 31,            JUNE 30,
                                      ------------------------------------------
                                       1995       1996      1997      1998     1999      2000
                                      ------------------------------------------------  -------
Net Asset Value, Beginning
of the Period .....................   $ 10.44   $ 11.71   $ 11.07   $ 11.54   $ 11.88   $ 10.44
                                      -------   -------   -------   -------   -------   -------
Income From Investment Operations
Net Investment Income .............      0.80      0.74      0.65      0.72      0.70      0.34
Net Realized and Unrealized Gain
(Loss) on Investments .............      1.26     (0.63)     0.47      0.32     (1.43)     0.19
                                         ----     -----      ----      ----     -----      ----
Total From Investment Operations ..      2.06      0.11      1.12      1.04     (0.73)     0.53
                                         ----      ----      ----      ----     -----      ----
Less Distributions
Distributions from Net
Investment Income .................     (0.79)    (0.75)    (0.65)    (0.70)    (0.71)    (0.33)
                                        -----     -----     -----     -----     -----     -----
Total Distributions ...............     (0.79)    (0.75)    (0.65)    (0.70)    (0.71)    (0.33)
                                        -----     -----     -----     -----     -----     -----
Net Asset Value, End of the Period    $ 11.71   $ 11.07   $ 11.54   $ 11.88   $ 10.44   $ 10.64
                                      =======   =======   =======   =======   =======   =======
Total Return (%) ..................      20.3       1.1      10.5       9.3      (6.3)      5.0
Ratio of Operating Expenses to
Average Net Assets (%) ............      1.10      1.07      1.11      1.13      1.11      0.99(a)
Ratio of Net Investment Income to
Average Net Assets (%) ............      6.94      6.70      5.88      6.05      6.25      6.29(a)
Portfolio Turnover Rate (%) . .....       559       462       391       106       313       335
Net Assets, End of the Period .....   $ 7,364   $ 6,384   $ 6,658   $ 3,404   $ 2,754   $ 2,663


     (a)  Computed on an annualized basis.


12
                See accompanying notes to financial statements.

                         NOTES OT FINANCIAL STATEMENTS
================================================================================

For the Six Months Ended June 30, 2000
(unaudited)


1. SIGNIFICANT ACCOUNTING POLICIES. The Fund is a series of Nvest Funds Trust I, a Massachusetts business trust (the "Trust"), and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Fund seeks a high level of current income consistent with safety of principal by investing in U.S. Government securities. The Declaration of Trust permits the Trustees to issue an unlimited number of shares of the Trust in multiple series (each such series is a "Fund").

The Fund offers Class A, Class B and Class Y shares. Class A shares are sold with a maximum front end sales charge of 4.50%. Class B shares do not pay a front end sales charge, but pay a higher ongoing distribution fee than Class A shares for eight years (at which point they automatically convert to Class A shares), and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase (or five years if purchased before May 1, 1997). Class Y shares do not pay a front end sales charge, a contingent deferred sales charge or service and distribution fees. They are intended for institutional investors with a minimum of $1,000,000 to invest. Expenses of the Fund are borne pro rata by the holders of all classes of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees and transfer agent fees applicable to such class), and votes as a class only with respect to its own Rule 12b-1 plan. Shares of each class would receive their pro rata share of the net assets of the Fund, if the Fund were liquidated. In addition, the Trustees approve separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States for investment companies. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. SECURITY VALUATION. Debt securities (other than short-term obligations with a remaining maturity of less than sixty days) are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term obligations with a remaining maturity of less than sixty days are stated at amortized cost, which approximates market value. All other securities and assets are valued at their fair value as determined in good faith by the Fund's adviser and the subadviser, under the supervision of the Fund's Trustees.

B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME. Security transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Interest income is increased by the accretion of original issue discount and/or market discount. In determining net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

C. OPTIONS. The Fund may use options to hedge against changes in the values of securities the Fund owns or expects to purchase. Writing puts and buying calls tends to increase the Fund's exposure to the underlying instrument and writing calls or buying puts tends to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments.

================================================================================

For options purchased to hedge the Fund's investments, the potential risk to the Fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Fund, the maximum loss is not limited to the premium initially received for the option.

Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over the counter are valued using prices supplied by dealers.

D. INTEREST RATE FUTURES CONTRACTS. The Fund may purchase or sell interest rate futures contracts to hedge against changes in the values of securities the Fund owns or expects to purchase. An interest rate futures contract is an agreement between two parties to buy and sell a security for a set price (or to deliver an amount of cash) on a future date. Upon entering into such a contract, the purchasing Fund is required to pledge to the broker an amount of cash, U.S. Government securities or other high quality debt securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract.

Such receipts or payments are known as "variation margin," and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The potential risk to the Fund is that the change in value of futures contracts primarily corresponds with the value of underlying instruments which may not correspond to the change in the value of the hedged instruments. In addition, there is a risk that the Fund may not be able to close out its futures positions due to an illiquid secondary market.

E. FEDERAL INCOME TAXES. The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders all of its income and any net realized capital gains at least annually. Accordingly, no provision for federal income tax has been made.

F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends are declared daily to shareholders of record at the time and are paid monthly. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatment for mortgage-backed securities for book and tax purposes. Permanent book and tax basis differences will result in reclassification to the capital accounts.

G. REPURCHASE AGREEMENTS. The Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is the Fund's policy that the market value of the collateral be at least equal to 100% of the repurchase price. The Fund's subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. Repurchase agreements could involve certain risks in the event of

================================================================================

default  or  insolvency  of  the  other  party  including   possible  delays  or
restrictions upon the Fund's ability to dispose of the underlying securities.

H. DELAYED DELIVERY TRANSACTIONS. The Fund may purchase securities on a forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. At June 30, 2000 the Fund held no delayed delivery securities.

2. PURCHASES AND SALES OF SECURITIES. For the six months ended June 30, 2000, purchases and sales of securities (excluding short-term investments) were as follows:

                      PURCHASES                          SALES
           -----------------------------    -------------------------------
           U.S. GOVERNMENT      OTHER        U.S. GOVERNMENT        OTHER
           --------------    -----------    ----------------    -----------
            $293,910,492      $5,263,244      $311,239,049       $5,235,519

Transactions in written options for the six months ended June 30, 2000 are summarized as follows:

                                                     WRITTEN OPTIONS
                                                 ----------------------
                                                  NUMBER OF    PREMIUMS
                                                  CONTRACTS    RECEIVED
                                                 ---------    ---------
     Open at December 31, 1999...........             0      $      0
     Contracts opened....................          (900)     (339,293)
     Contracts closed....................           800       311,568
                                                 ---------    ---------
     Open at June 30, 2000...............          (100)     $(27,725)
                                                 =========    =========

3A. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES. The Fund pays gross management fees to its investment adviser, Nvest Funds Management, L.P. ("NFM") at the annual rate of 0.65% of the first $200 million of the Fund's average daily net assets, 0.625% of the next $300 million and 0.60% of such assets in excess of $500 million, reduced by the payment to the Fund's investment subadviser, Back Bay Advisors, L.P., ("Back Bay") at the rate of 0.325% of the first $200 million of the Fund's average daily net assets, 0.3125% of the next $300 million and 0.30% of such assets in excess of $500 million. Certain officers and directors of Nvest Management are also officers or Trustees of the Fund. Nvest Management and Back Bay are wholly owned subsidiaries of Nvest Companies, L.P., ("Nvest"), which is a subsidiary of Metropolitan Life Insurance Company (see Note 6). Fees earned by Nvest Management and Back Bay under the management and subadvisory agreements in effect during the six months ended June 30, 2000 are as follows:

                           FEES EARNED
                           -----------
                           Nvest Management     $    145,599
                           Back Bay                  145,598
                                                      ------
                                                $    291,197

The effective annualized management fee for the six months ended June 30, 2000 was 0.65%.

B. ACCOUNTING AND ADMINISTRATIVE EXPENSE.. Nvest Services Company, Inc. ("NSC") is a wholly owned subsidiary of Nvest and performs certain accounting and administrative services for the Fund. The Fund pays NSC a

================================================================================

group fee for these services equal to the annual rate of 0.035% of the first $5 billion of Nvest Funds' average daily net assets, 0.0325% of the next $5 billion of the Nvest Funds' average daily net assets, and 0.03% of the Nvest Funds' average daily net assets in excess of $10 billion. For the six months ended June 30, 2000, these expenses amounted to $15,363, and are shown separately in the financial statements as accounting and administrative. The effective annualized accounting and administrative expense for the six months ended June 30, 2000 was 0.034%.

C. TRANSFER AGENT FEES. NSC is the transfer and shareholder servicing agent for the Fund and Boston Financial Data Services ("BFDS") serves as the sub-transfer agent for the Fund. NSC receives account fees for Class A and Class B shareholder accounts. NSC and BFDS are also reimbursed by the Fund for out-of-pocket expenses. Class Y shares bear a transfer agent fee of 0.10% of average daily net assets. For the six months ended June 30, 2000, the Fund paid NSC $82,605 as compensation for its services as transfer agent.

D. SERVICE AND DISTRIBUTION FEES. Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Service Plan relating to the Fund's Class A Shares (the "Class A Plan") and a Service and Distribution Plan relating to the Fund's Class B shares (the "Class B Plan").

Under the Class A Plan, the Fund pays Nvest Funds Distributor, L.P. ("Nvest Funds"), the Fund's distributor, (a wholly owned subsidiary of Nvest) a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class A shares, as reimbursement for expenses (including certain payments to securities dealers, who may be affiliated with Nvest Funds) incurred by Nvest Funds in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts. For the six months ended June 30, 2000, the Fund paid Nvest Funds $97,840 in fees under the Class A Plan. If the expenses of Nvest Funds that are otherwise reimbursable under the Class A Plan incurred in any year exceed the amounts payable by the Fund under the Class A Plan, the unreimbursed amount (together with unreimbursed amounts from prior years) may be carried forward for reimbursement in future years in which the Class A Plan remains in effect. The amount of unreimbursed expenses carried forward at June 30, 2000 is $1,583,658.

Under the Class B Plan, the Fund pays Nvest Funds a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class B shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with Nvest Funds) incurred by Nvest Funds in providing personal services to investors in Class B shares and/or the maintenance of shareholder accounts. For the six months ended June 30, 2000, the Fund paid Nvest Funds $10,760 in service fees under the Class B Plan.

Also under the Class B Plan, the Fund pays Nvest Funds a monthly distribution fee at the annual rate of 0.75% of the average daily net assets attributable to the Fund's Class B shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with Nvest Funds) incurred by Nvest Funds in connection with the marketing or sale of Class B shares. For the six months ended June 30, 2000, the Fund paid Nvest Funds $32,279 in distribution fees under the Class B Plan.

Commissions (including contingent deferred sales charges) on Fund shares paid to Nvest Funds by investors in shares of the Fund during the six months ended June 30, 2000 amounted to $122,510.

================================================================================

E. TRUSTEES FEES AND EXPENSES. The Fund does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of Nvest Management, Nvest Funds, Nvest, NSC or their affiliates. Each other Trustee receives a retainer fee at the annual rate of $40,000 and meeting attendance fees of $3,500 for each meeting of the Board of Trustees attended. Each committee member receives an additional retainer fee at the annual rate of $6,000 while each committee chairman receives a retainer fee (beyond the $6,000 fee) at the annual rate of $4,000. These fees are allocated to the various Nvest Funds based on a formula that takes into account, among other factors, the relative net assets of each Fund.

A deferred compensation plan is available to the Trustees on a voluntary basis. Each participating Trustee will receive an amount equal to the value that such deferred compensation would have been, had it been invested in the Fund or certain other Nvest Funds on the normal payment date. Deferred amounts remain in the Funds until distributed in accordance with the Plan.

4. CAPITAL SHARES. At June 30, 2000 there was an unlimited number of shares of beneficial interest authorized, divided into three classes, Class A, Class B and Class Y. Transactions in capital shares were as follows:


                                                                               YEAR ENDED                    SIX MONTHS
                                                                             DECEMBER 31, 1999          ENDED  JUNE 30, 2000
                                                                          ----- ---------------       ------------------------
  CLASS A                                                                 SHARES         AMOUNT        SHARES         AMOUNT
-------------                                                             -----------------------------------------------------
Shares Sold                                                              2,132,834   $ 23,656,205       289,613   $  3,046,881
Shares issued in connection with the reinvestment of:
   Dividends from net investment income..                                  461,816      5,100,959       195,023      2,065,730
                                                                           -------      ---------       -------      ---------
                                                                         2,594,650     28,757,164       484,636      5,112,611
Shares repurchased                                                      (3,141,142)   (34,765,081)   (1,824,402)   (19,232,822)
                                                                        ----------    -----------    ----------    -----------
Net increase (decrease)                                                   (546,492)  $ (6,007,917)   (1,339,766)  $(14,120,211)
                                                                          --------   ------------    ----------   ------------



                                                                               YEAR ENDED                    SIX MONTHS
                                                                             DECEMBER 31, 1999          ENDED  JUNE 30, 2000
                                                                          ----- ---------------       ------------------------
  CLASS B                                                                 SHARES         AMOUNT        SHARES         AMOUNT
-------------                                                             -----------------------------------------------------
Shares sold                                                                378,984   $  4,266,989        72,626   $    767,559
Shares issued in connection with the reinvestment of:
   Dividends from net investment income..                                   33,386        368,048        14,962        158,490
                                                                            ------        -------        ------        -------
                                                                           412,370      4,635,037        87,588        926,049
Shares repurchased                                                        (322,881)    (3,584,575)     (185,571)    (1,955,458)
                                                                          --------     ----------      --------     ----------
Net increase (decrease)                                                     89,489   $  1,050,462       (97,983)  $ (1,029,409)
                                                                            ------   ------------       -------   ------------

================================================================================


                                                                               YEAR ENDED                    SIX MONTHS
                                                                             DECEMBER 31, 1999          ENDED  JUNE 30, 2000
                                                                          ----- ---------------       ------------------------
  CLASS Y                                                                 SHARES         AMOUNT        SHARES         AMOUNT
-------------                                                             -----------------------------------------------------
Shares sold                                                                 71,052   $    788,905        21,334   $    224,894
Shares issued in connection with the reinvestment of:
   Dividends from net investment income                                     16,199        178,666         8,109         82,872
                                                                            ------        -------         -----         ------
                                                                            87,251        967,571        29,443        307,766
Shares repurchased                                                        (110,237)    (1,244,588)      (42,807)      (446,567)
                                                                          --------     ----------       -------       --------
Net increase (decrease)                                                    (22,986)  $   (277,017)      (13,364)  $   (138,801)
                                                                           -------   ------------       -------   ------------
Increase (decrease) derived from capital
shares transactions                                                       (479,989)  $ (5,234,472)   (1,451,113)  $(15,288,421)
                                                                          ========   ============    ==========   ============


5. SECURITY LENDING. The Fund has entered into an agreement with a third party to lend its securities. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. The Fund receives fees for lending its securities. For the six months ended June 30, 2000, the Fund did not enter into any securities lending transactions.

6. SUBSEQUENT EVENT. Nvest, L.P., and its affiliated operating partnership, Nvest Companies, L.P., have entered into an agreement for CDC Asset Management to acquire all of their outstanding partnership units. CDC Asset Management is the investment management arm of France's Caisse des Depots et Consignations, which is a major diversified financial institution. Nvest will be renamed CDC Asset Management-North America and it will continue to use the holding company structure. Nvest affiliates will retain their investment independence, brand names, management and operating autonomy. The transaction will not affect daily operations of the Nvest Funds or the investment management activities of the Funds' investment advisers or subadvisers.

Consummation of the transaction with CDC is subject to a number of contingencies, including regulatory approvals and approval of the unitholders of Nvest, L.P. and Nvest Companies L.P. Under the rules for mutual funds the transaction may result in a change of control for the Nvest affiliates. Consequently, it is anticipated that the Nvest affiliates will seek approval of new agreements from the Board of Trustees and shareholders prior to the consummation of the transaction. The transaction is expected to close in the fourth quarter of 2000.

                          NVEST MUNICIPAL INCOME FUND
                    NVEST MASSACHUSETTS TAX FREE INCOME FUND
               NVEST INTERMEDIATE TERM TAX FREE FUND OF CALIFORNIA

                        Supplement dated August 21, 2000
    to Nvest Bond Funds Prospectus Classes A, B and C and Nvest Massachusetts
       Tax Free Income Fund and Nvest Intermediate Term Tax Free Fund of
                California Prospectuses, each dated May 1, 2000

John Maloney has become co-manager of the Funds, joining James Welch. Mr. Maloney, Vice President at Back Bay Advisors, has been with the company since 1989. Mr. Maloney has a B.A. in Economics from the University of Massachusetts and has 17 years of investment experience.

================================================================================
                                              GLOSSARY FOR MUTUAL FUND INVESTORS
--------------------------------------------------------------------------------

TOTAL RETURN - The change in value of a mutual fund investment over a specific period, assuming all earnings are reinvested in additional shares of the fund. Expressed as a percentage.

INCOME DISTRIBUTIONS - Payments to shareholders resulting from the net interest or dividend income earned by a fund's portfolio.

CAPITAL GAINS DISTRIBUTIONS - Payments to shareholders of profits earned from selling securities in a fund's portfolio. Capital gains distributions are usually paid once a year, when available.

YIELD - The rate at which a fund pays income. Yield calculations for 30-day periods are standardized among mutual funds, based on a formula developed by the Securities and Exchange Commission.

MATURITY - Refers to the period of time before principal repayment on a bond is due. A bond fund's "average maturity" refers to the weighted average of the maturities of all the individual bonds in the portfolio.

DURATION - A measure, stated in years, of a bond's sensitivity to interest rates. Duration allows you to compare the volatility of different instruments. As a general rule, for every 1% move in interest rates, a bond is expected to fluctuate in value as indicated by its duration. For example, if interest rates fall by 1%, a bond with a duration of 4 years should rise in value 4%. Conversely, the bond should decline 4% in value if interest rates rise 1%.

TREASURIES - Negotiable debt obligations of the U.S. government, secured by its full faith and credit. The income from Treasury securities is exempt from state and local income taxes, but not from federal income taxes. There are three types of Treasuries: Bills (maturity of 3-12 months), Notes (maturity of 1-10 years) and Bonds (maturity of 10-30 years).

MUNICIPAL BOND - A debt security issued by a state or municipality to finance public expenditures. Interest payments are exempt from federal taxes and, in most cases, from state and local income taxes. The two main types are general obligation (GO) bonds, which are backed by the full faith and credit and taxing powers of the municipality; and revenue bonds, supported by the revenues from a municipal enterprise, such as airports and toll bridges. A small portion of income may be subject to federal and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax.

                                  NVEST FUNDS
================================================================================

     LARGE-CAP EQUITY FUNDS                     GLOBAL/INTERNATIONAL EQUITY
      Capital Growth Fund                           Star Worldwide Fund
      Kobrick Growth Fund                        International Equity Fund
          Growth Fund
     Growth and Income Fund                        CORPORATE INCOME FUNDS
         Balanced Fund                        Short Term Corporate Income Fund
        Star Value Fund                                Bond Income Fund
                                                      High Income Fund
     ALL-CAP EQUITY FUNDS                          Strategic Income Fund
      Star Advisers Fund
     Kobrick Capital Fund
        Bullseye Fund                             GOVERNMENT INCOME FUNDS
      Equity Income Fund                     Limited Term U.S. Government Fund
                                                 Government Securities Fund
     SMALL-CAP EQUITY FUNDS
      Star Small Cap Fund                           MONEY MARKET FUNDS*
  Kobrick Emerging Growth Fund                     Cash Management Trust
                                               Tax Exempt Money Market Trust
                                              *Investments in the money market
                                                funds are not insured or
                                               gauranteed by the FDIC or any
                                                    government agency.


                             TAX-FREE INCOME FUNDS
                             Municipal Income Fund
                           Intermediate Term Tax Free
                               Fund of California
                       Massachusetts Tax Free Income Fund

To learn more, and for a free prospectus, contact your financial representative.

                    VISIT OUR WEB SITE AT WWW.NVESTFUNDS.COM
                         Nvest Funds Distributor, L.P.
                              399 Boylston Street
                                Boston, MA 02116
                             Toll Free 800-225-5478

 This material is authorized for distribution to prospective investors when it is preceded or accompanied by the Fund's current prospectus, which contains information about distribution charges, management and other items of interest.
    Investors are advised to read the prospectus carefully before investing.

Nvest Funds Distributor, L.P., and other firms selling shares of Nvest Funds are members of the National Association of Securities Dealers, Inc. (NASD). As a service to investors, the NASD has asked that we inform you of the availability of a brochure on its Public Disclosure Program. The program provides access to information about securities firms and their representatives. Investors may obtain a copy by contacting the NASD at 800-289-9999 or by visiting their Web site at www.NASDR.com.

[Nvest Funds Logo appears here]

GV58-0600

Printed On Recycled Paper

                               SEMIANNUAL REPORT

================================================================================

[LOGO] NvestFunds(SM)
       Where The Best Minds Meet(R)

--------------------------------------------------------------------------------

                                                        Nvest International
                                                                Equity Fund

                                                                 Where
                                                               The Best
                                                            Minds Meet(R)

-------------
June 30, 2000
-------------

                              PRESIDENT'S MESSAGE

================================================================================

                                                                     August 2000
--------------------------------------------------------------------------------

[PHOTO]
John T. Hailer
President and Chief
Executive Officer
Nvest Funds

"No matter how you react to shifting markets, don't let short-term events derail your long-range program. Consult your financial representative before you make any changes."

In an effort to protect the U.S. economy from the specter of renewed inflation, the Federal Reserve Board has raised interest rates six times in the past 12 months -- three times during the first six months of 2000. Because higher interest rates cut into corporate profits and make financial assets less attractive, the markets have been undergoing a period of heightened volatility.

Your choice of investment tools

Investors react to volatility in different ways. Some seek safer harbors; others define risk as opportunity and add selectively to their portfolios. Regardless of which type of investor you may resemble, remember that Nvest funds cover a wide spectrum of investments, from conservative to aggressive. These include a comprehensive family of equity and fixed-income funds that may complement your current holdings, as well as funds that combine different investment styles in a single portfolio.

For example, Nvest Star funds' multi-manager approach can help you through periods of market volatility by offering you greater diversification than single-manager funds. Each Nvest Star fund is composed of four separate segments run by managers with distinct investment disciplines -- a strategy that allows investors to benefit from different investment styles and diversified portfolio holdings, seeking superior long-term results with reduced risk. We search for the strongest candidates to manage each segment, using approaches that complement one another in varying market conditions.

No matter how you react to shifting markets, don't let short-term events derail your long-range program. Consult your financial representative before you make any changes.

Nvest is poised for global growth

As you may know, Nvest Companies is under agreement to be acquired by CDC Asset Management, a leading French institutional money management company and a major global financial institution. CDC's expertise in European stock and bond markets will be a resource for the premier U.S. investment management teams who manage our funds. Nvest Funds will continue to operate independently, but with broader resources to bring you attractive, innovative products and services. Since your vote will be required, you will receive proxy information in September. In the meantime, if you would like more information, you are welcome to call your financial representative or us, or visit our web site, www.nvestfunds.com.

                                                              /s/ John T. Hailer

--------------------------------------------------------------------------------
 NOT FDIC INSURED                MAY LOSE VALUE              NO BANK GUARANTEE
--------------------------------------------------------------------------------

                        NVEST INTERNATIONAL EQUITY FUND

================================================================================

                                        Investment Results Through June 30, 2000
--------------------------------------------------------------------------------

Putting  Performance in Perspective

The charts comparing Nvest International Equity Fund's performance to a benchmark index provide you with a general sense of how your Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. Your Fund's total return for the period shown below appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. In addition, few investors could purchase all of the securities necessary to match the index and would incur transaction costs and other expenses, even if they could.

                                Growth of a $10,000 Investment in Class A Shares

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                     May 1992 (Inception) through June 2000

                       NAV           MSC           EAFE
        --------------------------------------------------
         6/00        23,424        22,082        20,855
         6/99        14,404        13,576        20,302
         6/98        14,331        13,507        18,812
         6/97        14,688        13,843        17,684
         6/96        14,673        13,830        15,627
         6/95        13,145        12,389        13,754
         6/94        13,137        12,381        13,491
         6/93        11,025        10,391        11,501
         6/92         9,685         9,128         9,529
         5/92        10,000         9,425        10,000

This illustration represents past performance and does not guarantee future results. Share price and return will vary and you may have a gain or loss when you sell your shares. Other classes of shares are available for which performance, fees, and expenses will differ. All results include reinvestment of dividends and capital gains.

                        NVEST INTERNATIONAL EQUITY FUND

================================================================================

                                         Average Annual Total Returns -- 6/30/00
--------------------------------------------------------------------------------

     Class A (Inception 5/21/92)             6 Months      1 Year      5 Years     Since Inception
     Net Asset Value (1)(4)                  -12.76%      60.06%       11.90%         11.07%
     With Maximum Sales Charge (2)(4)        -17.78       50.85        10.58          10.26
------------------------------------------------------------------------------------------------------------
     Class B (Inception 9/13/93)             6 Months      1 Year      5 Years     Since Inception
     Net Asset Value (1)(4)                  -13.19%      58.73%       11.08%          9.25%
     With CDSC (3)(4)                        -17.53       53.73        10.82           9.25
------------------------------------------------------------------------------------------------------------
     Class C (Inception 12/30/94)            6 Months      1 Year      5 Years     Since Inception
     Net Asset Value (1)(4)                  -13.16%      58.78%       11.12%         10.13%
     With CDSC (3)(4)                        -14.02       57.78        11.12          10.13
------------------------------------------------------------------------------------------------------------
     Class Y (Inception 9/9/93)              6 Months      1 Year      5 Years     Since Inception
     Net Asset Value (1)(4)                  -12.59%      60.74%       12.61%         10.76%
------------------------------------------------------------------------------------------------------------

                                                                          Since    Since    Since    Since
                                                                          Fund's   Fund's   Fund's   Fund's
                                                                          Class A  Class B  Class C  Class Y
     Comparative Performance                6 Months   1 Year   5 Years   Incept.  Incept.  Incept.  Incept.
     MSCI EAFE(5)                            -4.06%    17.16%    11.33%    9.48%    8.04%   10.76%    7.97%
     Morningstar Foreign Stock Average(6)    -3.99     27.08     13.48    12.09    12.49    13.72    12.49
     Lipper International Average(7)         -4.56     24.46     13.15    11.54    11.39    12.43    11.21
------------------------------------------------------------------------------------------------------------

These returns represent past performance and do not guarantee future results. Share price and returns will vary and you may have a gain or loss when you sell your shares. Recent returns may be higher or lower than those shown. Class Y shares are available to certain institutional investors only.

Notes to Charts

(1) These results include reinvestment of any dividends and capital gains, but do not include a sales charge.

(2) These results include reinvestment of any dividends and capital gains, and the maximum sales charge of 5.75%.

(3) These results include reinvestment of any dividends and capital gains. Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge applied when you sell shares. Class C share performance assumes a 1.00% CDSC when you sell shares within one year of purchase.

(4) The Fund waived certain fees and expenses during the period indicated and the Fund's return would have been lower had these fees not been waived.

(5) The Morgan Stanley Capital International (MSCI) Europe Australasia Far East Index (EAFE) is an unmanaged index of common stocks traded outside the U.S. You may not invest directly in an index.

(6) Morningstar Foreign Stock Average is the average performance without sales charges of all mutual funds with similar investment objectives as calculated by Morningstar, Inc. Class A since-inception return is calculated from 5/31/92. Class B and Y since-inception returns are calculated from 9/30/93.

(7) Lipper International Average is the average performance without sales charges of all mutual funds with a similar current investment style or objective as determined by Lipper Inc. Class A since-inception return is calculated from 5/28/92. Class B and Class Y since-inception returns are calculated from 9/30/93.

                        NVEST INTERNATIONAL EQUITY FUND

================================================================================

                                          Interview with Your Portfolio Managers
--------------------------------------------------------------------------------

[PHOTO]
[PHOTO]
[PHOTO]

Alexander Muromcew,
John Tribolet
and Eswar Menon
Loomis, Sayles &
Company, L.P.

Q. How did Nvest International Equity Fund perform during the first half of 2000?

For the six months ended June 30, 2000, Class A shares of Nvest International Equity Fund posted a return of -12.76% at net asset value. For the same period, the Fund's benchmark, the MSCI EAFE Index, returned -4.06%. The Fund's emphasis on technology stocks propelled your fund ahead of its benchmark in 1999 and during the first quarter of 2000. However, technology stocks experienced a worldwide price downtrend during much of the second quarter, causing the Fund to lose the ground it had gained in the first quarter.

Q.   What was the overseas investment environment like during the period?

International stocks faced a challenging environment during the first half of 2000, in sharp contrast to last year, when the climate overseas was generally favorable. High stock valuations and rising interest rates throughout much of the world caused an outflow of assets from equities markets to the fixed-income markets.

The Japanese stock market experienced additional volatility, as investors grew concerned about future growth in that country's Gross Domestic Product and lofty stock market valuations. Japan's weakness also dragged down the rest of developed Asia, whose markets are strongly dependent on the Japanese economy.

Following a rebound in 1999, emerging markets in Europe continued to deliver solid returns. Scandinavia has been the strongest market so far this year. Top performers included large telecommunications and wireless technology companies headquartered in Sweden, Finland and Denmark. Soaring use of mobile phones and the Internet have put Scandinavia at the forefront in demand for technology products worldwide.

Q.   How did you allocate assets during the period?

As the year got underway, Nvest International Equity Fund continued to outperform its benchmark, partly as a result of major shifts in the portfolio's country allocations. We reduced the Fund's emphasis in Japan and other developed economies in Asia, and shifted assets to Europe, focusing on tech-heavy Scandinavia.

                        NVEST INTERNATIONAL EQUITY FUND

================================================================================

--------------------------------------------------------------------------------

However, a correction in the technology and telecommunications sectors, similar to that in the U.S., hurt the Fund's performance in the second quarter. As of the end of June 2000 technology and telecommunications stocks accounted for more than 24% of the Fund's assets, including industry leaders Nokia and Ericcson, and Canadian-based Nortel Networks. Despite the setback in the second quarter of 2000, we're firmly committed to the long-term potential of these companies and sectors.

Finland-based Nokia, for example, is the number-one retailer of mobile phones. The company recently unveiled a prototype of a wireless product that combines television, mobile phone and Internet access. Ericsson, headquartered in Stockholm, is a global telecommunications leader that has implemented competitive structural changes to take advantage of deregulation in this burgeoning industry. It has forged important alliances with America Online, Compaq, IBM, Intel and Microsoft. With operations in 150 countries and territories around the world, Nortel Networks is also dedicated to staying ahead of the technology curve through research and development. Despite the effects of industry-wide, short-term price swings, we believe these companies are significantly altering the way the world does business, and offer superior long-term prospects for investors.

Q.   What strategies do you follow when managing the Fund?

Since we assumed management of Nvest International Equity Fund in August 1999, we've followed an intensive, "bottom-up" approach to researching individual companies. We concentrate on leading companies in developed countries outside of the U.S. Rather than basing our investment decisions on macroeconomic trends, we focus on the fundamentals in each individual business. We look for companies that demonstrate solid revenue and profit growth, significant industry leadership, strong management and the potential for increased market share.

                   Your Fund's Top 10 Country Mix -- 6/30/00

                                                      % of
                  Country                            Assets
               -------------------------------------------------
                   1. Japan                           23.0
               -------------------------------------------------
                   2. United Kingdom                  11.7
               -------------------------------------------------
                   3. France                           8.3
               -------------------------------------------------
                   4. Netherlands                      8.2
               -------------------------------------------------
                   5. Germany                          6.5
               -------------------------------------------------
                   6. Canada                           5.4
               -------------------------------------------------
                   7. Sweden                           5.0
               -------------------------------------------------
                   8. Finland                          4.4
               -------------------------------------------------
                   9. Hong Kong                        4.3
               -------------------------------------------------
                  10. United States                    3.9
               -------------------------------------------------

               Portfolio holdings and asset allocations will vary.

                        NVEST INTERNATIONAL EQUITY FUND

================================================================================

--------------------------------------------------------------------------------

Each member of our management team is responsible for covering investments in different parts of the world, which allows us to follow individual companies with great care. As always, we're more concerned with a company's long-term prospects than with short-term ups and downs.

Q.   What is your current outlook?

Outside of the U.S., we believe that most of the downside in major stock markets has already occurred and that economic conditions should improve in the latter half of the year. We believe that many of today's best growth opportunities are in European markets, and many of those are still attractively priced -- more so than valuations in Asia and the United States.

For example, one encouraging trend emerging in Europe is the adoption of U.S.-style economic standards, as they apply to corporate takeovers. There are indications that many European firms are beginning to manage their operations for the benefit of shareholders rather than management -- increasing their attractiveness.

Overall, we remain optimistic about international investing, despite volatility in markets around the world. We believe the best way to combat this volatility is to remain as close to fully invested as possible at all times and maintain a broadly diversified, international portfolio. This is the policy we use to manage Nvest International Equity Fund.

This portfolio managers' commentary reflects the conditions and actions taken during the reporting period, which are subject to change. A shift in opinion may result in strategic and other portfolio changes.

Nvest International Equity Fund invests in foreign and emerging market securities -- strategies that have special risks, including political, economic, regulatory and currency risks. Emerging markets may be more subject to these risks than developed markets. The Fund emphasizes growth stocks, which are generally more sensitive to market movements because their stock prices are based on future expectations. It also invests in stocks of small-cap and emerging-growth companies, which are also more volatile than the overall market. These risks effect the value of your investment. See a prospectus for details. This actively managed Fund tends to have a high portfolio turnover, which may increase your risk of greater tax liability and lower your return.

                  Your Fund's 10 Largest Investments -- 6/30/00

                                                              % of
                 Company                                     Assets
              ------------------------------------------------------
                 1. Nokia Oyj                                 2.5
              ------------------------------------------------------
                 2. Nortel Networks Corp.                     2.3
              ------------------------------------------------------
                 3. Ericsson (L.M) Telefoniaktiebolag AB      2.1
              ------------------------------------------------------
                 4. AXA                                       1.7
              ------------------------------------------------------
                 5. Alcatel SA                                1.7
              ------------------------------------------------------
                 6. Check Point Software Technologies Ltd.    1.6
              ------------------------------------------------------
                 7. Precision Drilling Corp.                  1.5
              ------------------------------------------------------
                 8. ADVA AG Optical Networking                1.5
              ------------------------------------------------------
                 9. ASM Lithography Holding NV                1.5
              ------------------------------------------------------
                10. San Paolo - IMI SpA                       1.5
              ------------------------------------------------------

              Portfolio holdings and asset allocations will vary.

                              PORTFOLIO COMPOSITION

================================================================================

Investments as of June 30, 2000
(unaudited)

Common Stock -- 98.1% of Total Net Assets

     Shares   Description                                              Value (a)
--------------------------------------------------------------------------------
              Australia -- 1.5%
     44,000   News Corp., 144A ................................    $     605,227
     23,000   News Corp., Ltd. (ADR) ..........................        1,253,500
                                                                   -------------
                                                                       1,858,727
                                                                   -------------
              Canada -- 5.4%
     22,100   Bank Montreal Quebec ............................          933,277
     38,000   Canadian Natural Resources Ltd. (c) .............        1,104,054
     40,800   Nortel Networks Corp. ...........................        2,831,189
     49,800   Precision Drilling Corp. ........................        1,924,703
                                                                   -------------
                                                                       6,793,223
                                                                   -------------
              Denmark -- 2.0%
     17,600   ISS AS ..........................................        1,339,867
     33,000   Vestas Wind Systems AS ..........................        1,211,792
                                                                   -------------
                                                                       2,551,659
                                                                   -------------
              Finland -- 4.4%
     58,500   Comptel .........................................        1,178,435
     13,000   Helsingin Puhelin OYJ ...........................        1,273,379
     60,200   Nokia OYJ .......................................        3,071,930
                                                                   -------------
                                                                       5,523,744
                                                                   -------------
              France -- 8.3%
     32,700   Alcatel SA ......................................        2,144,725
     13,800   AXA .............................................        2,173,853
     15,300   Coflexip SA .....................................        1,855,078
     19,500   Societe Television Francaise 1 ..................        1,359,016
     11,900   Total Fina SA Class B ...........................        1,824,566
     11,400   Vivendi SA ......................................        1,006,187
                                                                   -------------
                                                                      10,363,425
                                                                   -------------
              Germany -- 6.5%
      3,350   ADVA AG Optical Networking ......................        1,902,956
     19,600   Em.TV & Merchandising AG ........................        1,154,538
     12,500   EPCOS AG ........................................        1,246,958
      3,190   Marschollek Lautenschlaeger und Partner AG ......        1,577,871
     48,000   Senator Entertainment AG ........................          953,173
      8,600   Siemens AG ......................................        1,297,247
                                                                   -------------
                                                                       8,132,743
                                                                   -------------
              Hong Kong -- 4.3%
    164,000   China Telecom Ltd., (ADR) (c) ...................        1,446,347
  1,134,000   Giordano International, Ltd. ....................        1,723,802
    606,000   Legend Holdings, Ltd. ...........................          586,916
    318,000   Li &  Fung, Ltd. ................................        1,590,918
                                                                   -------------
                                                                       5,347,983
                                                                   -------------


6               See accompanying notes to financial statements.

================================================================================

Investments as of June 30, 2000
(unaudited)

Common Stock -- continued

     Shares   Description                                              Value (a)
--------------------------------------------------------------------------------
              Ireland -- 1.3%
    111,000   Independent News & Media PLC ....................    $     403,258
     32,700   Ryanair Holdings PLC (ADR) (c) ..................        1,193,550
                                                                   -------------
                                                                       1,596,808
                                                                   -------------
              Israel -- 1.6%
      9,300   Check Point Software Technolgies, Ltd. (c) ......        1,969,275
                                                                   -------------
              Italy -- 2.2%
    105,200   San Paolo-IMI SpA ...............................        1,867,077
     81,600   Telecom Italia Mobile SpA .......................          833,568
                                                                   -------------
                                                                       2,700,645
                                                                   -------------
              Japan -- 23.0%
     57,500   Credit Saison Co., Ltd., 144A ...................        1,333,113
     92,000   Daiwa Securities Group, Inc. ....................        1,213,892
         79   Fuji Television Network, Inc. ...................        1,235,946
      2,600   Funai Electric Co., Ltd. ........................          432,741
      5,200   Funai Electric Co., Ltd. ........................          812,554
     42,000   Hitachi Chemical Co., Ltd. ......................          971,773
         30   Japan Telecom Co., Ltd. .........................        1,300,598
    148,000   Komatsu, Ltd. ...................................        1,040,554
      7,700   Kyocera Corp. ...................................        1,305,528
     23,200   Meitec Corp. ....................................          918,336
    126,000   Mitsui Fudosan Co., Ltd. ........................        1,365,628
      7,000   Murata Manufacturing Co. ........................        1,004,100
     39,000   NEC Corp. .......................................        1,223,976
     34,000   Nikon Corp. .....................................        1,259,319
    157,000   Nissan Motor Co., Ltd. ..........................          924,791
         42   NTT Mobile Communications Network, Inc. .........        1,136,045
      8,400   Orix Corp. ......................................        1,238,961
     33,000   Pioneer Corp. ...................................        1,284,482
    150,000   Sanyo Electric Co. ..............................        1,348,664
     64,000   Sharp Corp. .....................................        1,130,955
     17,000   Taiyo Yuden Co. .................................        1,063,852
      8,500   Toys R Us-Japan, Ltd. ...........................        1,441,968
          3   Yahoo Japan Corp. (c) ...........................        1,188,917
     15,000   Yamada Denki Co. ................................        1,344,423
     23,000   Yamanouchi Pharmaceutical Company, Ltd. .........        1,255,078
                                                                   -------------
                                                                      28,776,194
                                                                   -------------
              Mexico -- 2.0%
     16,000   Grupo Televisa SA de CV (ADR) ...................        1,103,000
     23,400   Telefonos de Mexico SA de CV (ADR) 144A .........        1,336,725
                                                                   -------------
                                                                       2,439,725
                                                                   -------------
              Netherlands -- 8.2%
     43,100   ASM Lithography Holding NV (c) ..................        1,901,787
     21,000   Heineken NV .....................................        1,278,105


               See accompanying notes to financial statements.                 7

================================================================================

Investments as of June 30, 2000
(unaudited)

Common Stock -- continued

     Shares   Description                                              Value (a)
--------------------------------------------------------------------------------
              Netherlands -- continued
     13,100   Koninklijke (Royal) Philips Electronic NV .......       $  617,825
     26,400   KPN NV ..........................................        1,180,812
     20,500   Kpnqwest NV (c) .................................          806,340
     28,800   Royal Dutch Petroleum Co. .......................        1,789,949
     28,200   STMicroelectronics NV ...........................        1,810,088
     20,700   VersaTel Telecom International NV (c) ...........          892,687
                                                                   -------------
                                                                      10,277,593
                                                                   -------------
              Russia -- 0.8%
     19,000   OAO LukOil Holdings (ADR) .......................          978,500
                                                                   -------------
              Singapore -- 1.3%
    184,080   Datacraft Asia ..................................        1,619,904
                                                                   -------------
              South Korea -- 1.5%
      5,600   Samsung Electronics .............................        1,853,232
                                                                   -------------
              Spain -- 2.0%
     83,400   Banco Bilbao Vizcaya SA .........................        1,246,084
     60,000   Telefonica SA (ADR) .............................        1,288,846
                                                                   -------------
                                                                       2,534,930
                                                                   -------------
              Sweden -- 5.0%
    220,000   Enea Date AB ....................................        1,496,599
    135,200   Ericsson (L.M.) Telefoniaktiebolag AB Series B ..        2,674,875
     61,400   Skandia Forsakring AB ...........................        1,622,018
     36,700   Tele1 Europe Holdings AB ........................          449,388
                                                                   -------------
                                                                       6,242,880
                                                                   -------------
              Switzerland -- 0.9%
      5,900   Credit Suisse Group .............................        1,173,635
                                                                   -------------
              Turkey -- 0.3%
 37,620,000   Yapi Ve Kredi Bankasi ...........................          418,394
                                                                   -------------
              United Kingdom -- 11.7%
    115,000   Arm Holdings PLC ................................        1,231,966
     80,000   Cable & Wireless PLC ............................        1,354,527
     53,000   Capita Group PLC ................................        1,296,742
     71,000   Celltech Group PLC (c) ..........................        1,375,105
     28,000   COLT Telecom Group PLC (c) ......................          932,069
    166,800   Enterprise Oil PLC ..............................        1,390,642
     80,800   HSBC Holdings PLC ...............................          925,072
    111,000   Independent News & Media PLC ....................          386,294
     18,400   Jazztel PLC (c) .................................          483,000
     44,000   Logica PLC ......................................        1,041,255
     39,300   Pearson PLC .....................................        1,248,761
     94,500   Shire Pharma Group PLC (c) ......................        1,644,361
    190,300   Spirent PLC (c) .................................        1,279,907
                                                                   -------------
                                                                      14,589,701
                                                                   -------------


8               See accompanying notes to financial statements.

================================================================================

Investments as of June 30, 2000
(unaudited)

Common Stock -- continued

     Shares   Description                                              Value (a)
--------------------------------------------------------------------------------
              United States -- 3.9%
     17,400   Chartered Semiconductor Manufacturing Ltd. (c) ..   $   1,566,000
     11,000   Comverse Technology, Inc. (c) ...................       1,023,000
     11,300   JDS Uniphase Corp. ..............................       1,354,587
      7,300   Netease.com, Inc. (c) ...........................          88,513
      4,500   PMC-Sierra, Inc. (c) ............................         799,594
                                                                  -------------
                                                                      4,831,694
                                                                  -------------
              Total Common Stock (Identified Cost $107,664,780)     122,574,614
                                                                  -------------

Short Term Investment 2.6%

   Principal
    Amount    Description                                              Value (a)
-------------------------------------------------------------------------------
$ 3,249,000   Repurchase Agreement with State Street
              Bank and Trust Co. dated 6/30/00 at 5.25%
              to be repurchased at $3,250,421 on 7/03/00,
              collateralized by $2,200,000 U.S. Treasury
              Bond, at 5.750%, due 8/15/03 valued at
              $2,211,000 and by $975,000 U.S. Treasury
              Bond, at 7.125%, due 2/15/23 valued at
              $1,110,281 ......................................       3,249,000
                                                                  -------------
              Total Short Term Investment
              (Identified Cost $3,249,000) ....................       3,249,000
                                                                  -------------
              Total Investments 100.7%
              (Identified Cost $110,913,780)(b) ...............     125,823,614
              Other assets less liabilities ...................        (920,625)
                                                                  -------------
              Total Net Assets 100% ...........................   $ 124,902,989
                                                                  =============

  (a)  See note 1a of Notes to Financial Statements.
  (b)  Federal Tax Information:
       At June 30, 2000 the net unrealized appreciation
       on investments based on cost of $110,913,780 for
       federal income tax purposes was as follows:
       Aggregate gross unrealized appreciation for all
       investments in which there is an excess of value
       over tax cost ..........................................   $  19,781,248
       Aggregate gross unrealized depreciation for all
       investments in which there is an excess of tax
       cost over value ........................................      (4,871,414)
                                                                  -------------
       Net unrealized appreciation............................    $  14,909,834
                                                                  =============
  (c)  Non-income producing security.

 ADR An American Depositary Receipt (ADR) is a certificate issued by a U.S. bank representing the right to receive securities of the foreign issuer described. The values of ADRs are significantly influenced by trading on exchanges not located in the United States.

144A Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $3,275,065 or 2.6% of net assets.

Ten Largest Industry Holdings at June 30, 2000.

           Computers & Business                 Broadcasting               4.3%
             Equipment                13.3%     Communication Services     4.2
           Electronics                11.6      Household Appliances
           Telecommunications         10.4        & Home Furnishings       4.1
           Domestic Oil                7.2      Business Services          3.9
           Insurance                   4.3      Drugs & Healthcare         3.4


                See accompanying notes to financial statements.                9

                       STATEMENT OF ASSETS & LIABILITIES

================================================================================

June 30, 2000
(unaudited)

ASSETS
Investments at value (Identified cost $110,913,780) ................                      $ 125,823,614
Cash ...............................................................                                701
Foreign currency at value (Identified cost $246,531) ...............                            242,358
Investments held as collateral for loaned securities ...............                         21,901,815
Receivable for:
  Fund shares sold .................................................                            433,434
  Securities sold ..................................................                          2,480,151
  Dividends and interest ...........................................                             25,138
  Tax reclaims .....................................................                             40,742
                                                                                          -------------
                                                                                            150,947,953
LIABILITIES
   Payable for:
     Collateral on securities loaned, at value .....................   $  21,901,815
     Securities purchased ..........................................         124,432
     Fund shares redeemed ..........................................       3,608,909
     Withholding Taxes .............................................           3,594
   Accrued expenses:
     Transfer agent ................................................          37,197
     Management fees ...............................................         275,849
     Deferred trustees' fees .......................................          26,356
     Accounting and administrative .................................           6,850
     Other .........................................................          59,962
                                                                       -------------
                                                                                             26,044,964
                                                                                          -------------
NET ASSETS .........................................................                      $ 124,902,989
                                                                                          =============

   Net Assets consist of:
     Paid in capital ...............................................                      $  93,725,718
     Undistributed net investment income (loss) ....................                           (597,259)
     Accumulated net realized gains (losses) .......................                         16,862,500
     Unrealized appreciation (depreciation) on investments
       and foreign currency transactions ...........................                         14,912,030
                                                                                          -------------
NET ASSETS .........................................................                      $ 124,902,989
                                                                                          =============
Computation of net asset value and offering price:
Net asset value and redemption price of Class A shares
   ($70,527,910 / 3,184,742 shares of beneficial interest) .........                           $  22.15
                                                                                               ========
Offering price per share (100/94.25 of $22.15) .....................                           $  23.50*
                                                                                               ========
Net asset value and offering price of Class B shares
   ($35,218,069 / 1,641,892 shares of beneficial interest) .........                           $  21.45**
                                                                                               ========
Net asset value and offering price of Class C shares
   ($4,294,559 / 199,549 shares of beneficial interest) ............                           $  21.52**
                                                                                               ========
Net asset value, offering and redemption price of Class Y shares
   ($14,862,451 / 658,801 shares of beneficial interest) ...........                           $  22.56
                                                                                               ========

 * Based upon single purchases of less than $50,000. Reduced sales charges apply for purchases in excess of this amount.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charges.


10              See accompanying notes to financial statements.

                             STATEMENT OF OPERATIONS

================================================================================

Six Months Ended June 30, 2000
(unaudited)

INVESTMENT INCOME
     Dividends (net of foreign taxes of $83,336) .....................................                      $    454,297
     Interest ........................................................................                           161,657
     Securities lending income .......................................................                            63,886
                                                                                                            ------------
                                                                                                                 679,840

   Expenses
     Management fees .................................................................    $    560,366
     Service fees - Class A ..........................................................          90,648
     Service and distribution fees - Class B .........................................         169,620
     Service and distribution fees - Class C .........................................          13,617
     Trustees' fees and expenses .....................................................           5,862
     Accounting and administrative ...................................................          22,550
     Custodian .......................................................................         137,209
     Transfer agent - Class A, Class B, Class C ......................................         199,271
     Transfer agent - Class Y ........................................................           7,680
     Audit and tax services ..........................................................          27,595
     Legal ...........................................................................           3,496
     Printing ........................................................................          19,166
     Registration ....................................................................          43,268
     Miscellaneous ...................................................................           3,572
                                                                                          ------------
   Total expenses ....................................................................                         1,303,920
                                                                                                            ------------
   Net investment income (loss) ......................................................                          (624,080)
                                                                                                            ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Realized gain (loss) on:
     Investments - net ...............................................................      12,376,028
     Foreign currency transactions - net .............................................         (43,793)
                                                                                          ------------
     Total realized gain (loss) on investments and foreign currency transactions .....      12,332,235
                                                                                          ------------

   Unrealized appreciation (depreciation) on:
     Investments -- net ..............................................................     (29,619,232)
     Foreign currency transactions -- net ............................................          14,879
                                                                                          ------------
     Total unrealized appreciation (depreciation) on investments
       and foreign currency transactions .............................................     (29,604,353)
                                                                                          ------------
   Net gain (loss) on investment transactions ........................................                       (17,272,118)
                                                                                                            ------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS ................................                      $(17,896,198)
                                                                                                            ============


                See accompanying notes to financial statements.               11

                       STATEMENT OF CHANGES IN NET ASSETS

================================================================================

(unaudited)

                                                                                       Year Ended        Six Months Ended
                                                                                       December 31,          June 30,
                                                                                           1999                2000
                                                                                      -------------       -------------
FROM OPERATIONS

   Net investment income .......................................................      $    (229,671)      $    (624,080)
   Net realized gain (loss) on investments and
     foreign currency transactions .............................................         11,756,432          12,332,235
   Unrealized appreciation (depreciation) on investments
     and foreign currency transactions .........................................         41,051,584         (29,604,353)
                                                                                      -------------       -------------
   Increase (decrease) in net assets from operations ...........................         52,578,345         (17,896,198)
                                                                                      -------------       -------------

FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
      Class A ..................................................................            (49,375)                  0
      Class Y ..................................................................            (30,949)                  0
                                                                                      -------------       -------------
   Net realized gain on investments
      Class A ..................................................................         (2,895,169)                  0
      Class B ..................................................................         (1,259,652)                  0
      Class C ..................................................................            (58,452)                  0
      Class Y ..................................................................           (573,138)                  0
                                                                                      -------------       -------------
                                                                                         (4,866,735)                  0
                                                                                      -------------       -------------
INCREASE (DECREASE) IN NET ASSETS
  DERIVED FROM CAPITAL SHARE TRANSACTIONS ......................................         (9,414,479)         30,849,049
                                                                                      -------------       -------------
Total increase (decrease) in net assets ........................................         38,297,131          12,952,851

NET ASSETS
   Beginning of the period .....................................................         73,653,007         111,950,138
                                                                                      -------------       -------------
   End of the period ...........................................................      $ 111,950,138       $ 124,902,989
                                                                                      =============       =============

UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)
   End of the period ...........................................................      $      26,821       $    (597,259)
                                                                                      =============       =============


12                See accompanying notes to financial statements.

                              FINANCIAL HIGHLIGHTS

================================================================================

For a share outstanding throughout each period
(unaudited)

                                                                                Class A
                                                 ---------------------------------------------------------------------
                                                                                                            Six Months
                                                                  Year Ended December 31,                      Ended
                                                 ---------------------------------------------------------    June 30,
                                                    1995        1996        1997        1998        1999        2000
                                                 ---------   ---------   ---------   ---------   ---------   ---------
Net Asset Value, Beginning of the Period .....   $   15.50   $   16.13   $   16.31   $   14.06   $   14.26   $   25.39
                                                 ---------   ---------   ---------   ---------   ---------   ---------
Income From Investment Operations
Net Investment Income (Loss) .................        0.27        0.02(b)     0.09(b)     0.15(b)    (0.03)(b)   (0.10)
Net Realized and Unrealized Gain
  (Loss) on Investments ......................        0.63        0.51       (1.25)       0.77       12.31       (3.14)
                                                 ---------   ---------   ---------   ---------   ---------   ---------
Total From Investment Operations .............        0.90        0.53       (1.16)       0.92       12.28       (3.24)
                                                 ---------   ---------   ---------   ---------   ---------   ---------
Less Distributions
Dividends From Net Investment Income .........       (0.27)      (0.02)       0.00       (0.23)      (0.02)       0.00
Dividends in Excess of Net Investment Income .        0.00        0.00        0.00       (0.21)       0.00        0.00
Distributions From Net Realized Capital Gains         0.00       (0.33)      (1.05)      (0.19)      (1.13)       0.00
Distributions in Excess of Net Realized Gains         0.00        0.00       (0.04)      (0.09)       0.00        0.00
                                                 ---------   ---------   ---------   ---------   ---------   ---------
Total Distributions ..........................       (0.27)      (0.35)      (1.09)      (0.72)      (1.15)       0.00
                                                 ---------   ---------   ---------   ---------   ---------   ---------
Net Asset Value, End of the Period ...........   $   16.13   $   16.31   $   14.06   $   14.26   $   25.39   $   22.15
                                                 =========   =========   =========   =========   =========   =========
Total Return (%) (a) .........................        5.8         3.3        (7.6)        6.7        87.6       (12.8)
Ratio of Operating Expenses to
  Average Net Assets (%) (c)  ................        1.75        1.75        1.75        1.91        2.00        1.94 (d)
Ratio of Net Investment Income to
  Average Net Assets (%) .....................        1.24        0.14        0.62        1.04       (0.15)      (0.86)(d)
Portfolio Turnover Rate (%) ..................         119          59         154         105         229          85
Net Assets, End of the Period (000) ..........   $ 136,848   $ 109,773   $  57,845   $  47,444   $  67,197   $  70,528

The Subadviser to the Fund prior to February 15, 1997 was Draycott Partners,
Ltd. Effective February 15, 1997 Loomis, Sayles & Company, L.P. became the subadviser to the Fund.

(a)  A sales charge is not reflected in total return calculations.

(b) Per share net investment income has been calculated using the average shares outstanding during the period.

(c)  The ratio of operating expenses to average net assets without giving effect to voluntary expense limitations in effect until April 30, 2000 would have
     been (%)                                         1.83        1.79        2.14        2.25        2.26        1.94(d)

(d)  Computed on an annualized basis.


                 See accompanying notes to financial statements.              13

                              FINANCIAL HIGHLIGHTS

================================================================================

For a share outstanding throughout each period
(unaudited)

                                                                                  Class B
                                                   ---------------------------------------------------------------------
                                                                                                              Six Months
                                                                    Year Ended December 31,                      Ended
                                                   ---------------------------------------------------------   June 30,
                                                    1995        1996        1997        1998        1999         2000
                                                   --------------------------------------------------------    --------
Net Asset Value, Beginning of the Period .......   $  15.35    $  15.93    $  16.00    $  13.71    $  13.98    $  24.71
                                                   --------    --------    --------    --------    --------    --------
Income From Investment Operations
Net Investment Income (Loss) ...................       0.19       (0.10)(b)   (0.03)(b)    0.04(b)    (0.15)(b)   (0.16)
Net Realized and Unrealized Gain
  (Loss) on Investments ........................       0.58        0.50       (1.17)       0.75       12.01       (3.10)
                                                   --------    --------    --------    --------    --------    --------
Total From Investment Operations ...............       0.77        0.40       (1.20)       0.79       11.86       (3.26)
                                                   --------    --------    --------    --------    --------    --------
Less Distributions
Dividends From Net Investment Income ...........      (0.19)       0.00        0.00       (0.12)       0.00        0.00
Dividends in Excess of Net Investment Income ...       0.00        0.00        0.00       (0.12)       0.00        0.00
Distributions From Net Realized Capital Gains ..       0.00       (0.33)      (1.05)      (0.19)      (1.13)       0.00
Distributions in Excess of Net Realized Gains ..       0.00        0.00       (0.04)      (0.09)       0.00        0.00
                                                   --------    --------    --------    --------    --------    --------
Total Distributions ............................      (0.19)      (0.33)      (1.09)      (0.52)      (1.13)       0.00
                                                   --------    --------    --------    --------    --------    --------
Net Asset Value, End of the Period .............   $  15.93    $  16.00    $  13.71    $  13.98    $  24.71    $  21.45
                                                   ========    ========    ========    ========    ========    ========
Total Return (%) (a) ...........................       5.0         2.5        (8.0)        5.8        86.3       (13.2)
Ratio of Operating Expenses to
  Average Net Assets (%) (c)  ..................       2.50        2.50        2.50        2.66        2.75        2.69 (d)
Ratio of Net Investment Income (Loss)
  to Average Net Assets (%) ....................       0.49       (0.61)      (0.13)       0.29       (0.90)      (1.58)(d)
Portfolio Turnover Rate (%) ....................        119          59         154         105         229          85
Net Assets, End of the Period (000) ............   $ 52,895    $ 45,974    $ 25,216    $ 19,797    $ 29,045    $ 35,218

The Subadviser to the Fund prior to February 15, 1997 was Draycott Partners,
Ltd. Effective February 15, 1997 Loomis, Sayles & Company, L.P. became the subadviser to the Fund.

(a) A contingent deferred sales charge is not reflected in total return calculations.

(b) Per share net investment income has been calculated using the average shares outstanding during the period.

(c)  The ratio of operating expenses to average net assets without giving effect to voluntary expense limitations in effect until April 30, 2000 would have
     been (%)                                          2.58        2.54        2.89        3.00        3.01        2.69(d)

(d)  Computed on an annualized basis.


14                See accompanying notes to financial statements.

                              FINANCIAL HIGHLIGHTS

================================================================================

For a share outstanding throughout each period
(unaudited)

                                                                                               Class C
                                                                  ---------------------------------------------------------------
                                                                                                                       Six Months
                                                                                  Year Ended December 31,                 Ended
                                                                  ---------------------------------------------------    June 30,
                                                                    1995       1996       1997       1998       1999       2000
                                                                  ---------------------------------------------------    -------
Net Asset Value, Beginning of the Period ......................   $ 15.35    $ 15.96    $ 16.03    $ 13.74    $ 14.02    $ 24.78
                                                                  -------    -------    -------    -------    -------    -------
Income From Investment Operations
Net Investment Income (Loss) ..................................      0.19      (0.10)(b)  (0.03)(b)   0.05(b)   (0.15)(b)  (0.10)
Net Realized and Unrealized Gain (Loss) on Investments ........      0.61       0.50      (1.17)      0.75      12.04      (3.16)
                                                                  -------    -------    -------    -------    -------    -------
Total From Investment Operations ..............................      0.80       0.40      (1.20)      0.80      11.89      (3.26)
                                                                  -------    -------    -------    -------    -------    -------
Less Distributions
Dividends From Net Investment Income ..........................     (0.19)      0.00       0.00      (0.12)      0.00       0.00
Dividends in Excess of Net Investment Income ..................      0.00       0.00       0.00      (0.12)      0.00       0.00
Distributions From Net Realized Capital Gains .................      0.00      (0.33)     (1.05)     (0.19)     (1.13)      0.00
Distributions in Excess of Net Realized Gains .................      0.00       0.00      (0.04)     (0.09)      0.00       0.00
                                                                  -------    -------    -------    -------    -------    -------
Total Distributions ...........................................     (0.19)     (0.33)     (1.09)     (0.52)     (1.13)      0.00
                                                                  -------    -------    -------    -------    -------    -------
Net Asset Value, End of the Period ............................   $ 15.96    $ 16.03    $ 13.74    $ 14.02    $ 24.78    $ 21.52
                                                                  =======    =======    =======    =======    =======    =======
Total Return (%) (a) ..........................................      5.2        2.5       (8.0)       5.9       86.2      (13.2)
Ratio of Operating Expenses to Average Net Assets(%)(c) .......      2.50       2.50       2.50       2.66       2.75       2.69 (d)
Ratio of Net Investment Income (Loss) to Average Net Assets (%)      0.49      (0.61)     (0.13)      0.29      (0.90)     (1.58)(d)
Portfolio Turnover Rate (%) ...................................       119         59        154        105        229         85
Net Assets, End of the Period (000) ...........................   $ 1,066    $   850    $   843    $   860    $ 1,267    $ 4,295

The Subadviser to the Fund prior to February 15, 1997 was Draycott Partners,
Ltd. Effective February 15, 1997 Loomis, Sayles & Company, L.P. became the subadviser to the Fund.

(a) A contingent deferred sales charge is not reflected in total return calculations.

(b) Per share net investment income has been calculated using the average shares outstanding during the period.

(c) The ratio of operating expenses to average net assets without giving effect to voluntary expense limitations in effect until April 30, 2000 would have
    been (%)                                                         2.58       2.54       2.89       3.00       3.01        2.69(d)

(d)  Computed on an annualized basis.


                 See accompanying notes to financial statements.              15

                              FINANCIAL HIGHLIGHTS

================================================================================

For a share outstanding throughout each period
(unaudited)

                                                                                    Class Y
                                                     ---------------------------------------------------------------------
                                                                                                                Six Months
                                                                      Year Ended December 31,                      Ended
                                                     ---------------------------------------------------------   June 30,
                                                      1995        1996        1997        1998        1999         2000
                                                     --------------------------------------------------------    --------
Net Asset Value, Beginning of the Period .........   $  15.64    $  16.25    $  16.48    $  14.35    $  14.45    $  25.81
                                                     --------    --------    --------    --------    --------    --------
Income From Investment Operations
Net Investment Income (Loss) .....................       0.42        0.11(a)     0.19(a)     0.25(a)     0.02(a)    (0.04)
Net Realized and Unrealized Gain
  (Loss) on Investments ..........................       0.60        0.54       (1.23)       0.77       12.54       (3.21)
                                                     --------    --------    --------    --------    --------    --------
Total From Investment Operations .................       1.02        0.65       (1.04)       1.02       12.56       (3.25)
                                                     --------    --------    --------    --------    --------    --------
Less Distributions
Dividends From Net Investment Income .............      (0.41)      (0.09)       0.00       (0.33)      (0.07)       0.00
Dividends in Excess of Net Investment Income .....       0.00        0.00        0.00       (0.31)       0.00        0.00
Distributions From Net Realized Capital Gains ....       0.00       (0.33)      (1.05)      (0.19)      (1.13)       0.00
Distributions in Excess of Net Realized Gains ....       0.00        0.00       (0.04)      (0.09)       0.00        0.00
                                                     --------    --------    --------    --------    --------    --------
Total Distributions ..............................      (0.41)      (0.42)      (1.09)      (0.92)      (1.20)       0.00
                                                     --------    --------    --------    --------    --------    --------
Net Asset Value, End of the Period ...............   $  16.25    $  16.48    $  14.35    $  14.45    $  25.81    $  22.56
                                                     ========    ========    ========    ========    ========    ========
Total Return (%) .................................       6.6         4.0        (6.7)        7.3        88.6       (12.6)
Ratio of Operating Expenses to
  Average Net Assets (%) (b) .....................       1.00        1.00        1.15        1.31        1.55        1.42 (c)
Ratio of Net Investment Income to
  Average Net Assets (%) .........................       1.99        0.89        1.22        1.64        0.10       (0.34)(c)
Portfolio Turnover Rate (%) ......................        119          59         154         105         229          85
Net Assets, End of the Period (000) ..............   $ 83,119    $ 52,161    $  4,752    $  5,552    $ 14,441    $ 14,862

The Subadviser to the Fund prior to February 15, 1997 was Draycott Partners,
Ltd. Effective February 15, 1997 Loomis, Sayles & Company, L.P. became the subadviser to the Fund.

(a) Per share net investment income has been calculated using the average shares outstanding during the period.

(b)  The ratio of operating expenses to average net assets without giving effect to voluntary expense limitations in effect until April 30, 2000 would have
     been (%)                                            1.21        1.19        1.41        1.65        1.81        1.42(c)

(c)  Computed on an annualized basis.


16                See accompanying notes to financial statements.

                          NOTES TO FINANCIAL STATEMENTS

================================================================================

For the Six Months Ended June 30, 2000
(unaudited)

1. Significant Accounting Policies. The Fund is a series of Nvest Funds Trust I, a Massachusetts business trust (the "Trust"), and is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company. The Fund seeks total return from long-term growth of capital and dividend income, primarily through investments in international equity securities. The Declaration of Trust permits the Trustees to issue an unlimited number of shares of the Trust in multiple series (each such series is a "Fund").

The Fund offers Class A, Class B, Class C and Class Y shares. Class A shares are sold with a maximum front end sales charge of 5.75%. Class B shares do not pay a front end sales charge, but pay a higher ongoing distribution fee than Class A shares for eight years (at which point they automatically convert to Class A shares), and are subject to a contingent deferred sales charge if those shares are redeemed within six years (or five years if purchased prior to May 1, 1997). Class C shares do not pay front end sales charges and do not convert to any class of shares, but they do pay a higher ongoing distribution fee than Class A shares and may be subject to a contingent deferred sales charge if those shares are redeemed within one year. Class Y shares do not pay a front end sales charge, a contingent deferred sales charge or distribution fees. They are intended for institutional investors with a minimum of $1,000,000 to invest. Expenses of the Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees and transfer agent fees applicable to such class), and votes as a class only with respect to its own Rule 12b-1 plan. Shares of each class would receive their pro rata share of the net assets of the Fund, if the Fund were liquidated. In addition, the Trustees approve separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States for investment companies. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Security Valuation. Equity securities are valued on the basis of valuations furnished by a pricing service authorized by the Board of Trustees, which service provides the last reported sale price for securities listed on an applicable securities exchange or on the NASDAQ national market system, or, if no sale was reported and in the case of over-the-counter securities not so listed, the last reported bid price. Debt securities (other than short-term obligations with a remaining maturity of less than sixty days) are valued on the basis of valuations furnished by a pricing service authorized by the Board of Trustees, which service determines valuations for normal, institutional- size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term obligations with a remaining maturity of less than sixty days are stated at amortized cost, which approximates market value. All other securities and assets are valued at their fair value as determined in good faith by the Fund's adviser and subadviser, under the supervision of the Fund's Trustees.

b. Security Transactions and Related Investment Income. Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date or when the Fund first learns of the dividend, and interest income is recorded on the accrual basis. Investment income is recorded net of foreign taxes withheld when recovery of such taxes is uncertain. In determining net gain or loss on securities sold, the cost of securities has been

================================================================================

For the Six Months Ended June 30, 2000
(unaudited)

determined on the identified cost basis.

c. Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Foreign exchange gains or losses included in realized net gain or loss on foreign currency transactions arise from: sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, resulting from changes in exchange rates.

d. Forward Foreign Currency Contracts. The Fund may use foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund's currency exposure. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the Fund's investments against currency fluctuation. Also, a contract to buy or sell can offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. The U.S. dollar value of the currencies the Fund has committed to buy or sell (if any) is shown in the schedule of investments under the caption "Forward Foreign Currency Contracts Outstanding." This amount represents the aggregate exposure to each currency the Fund has acquired or hedged through currency contracts outstanding at period end. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

All contracts are "marked-to-market" daily at the applicable translation rates and any gains or losses are recorded for financial statement purposes as unrealized until settlement date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

e. Federal Income Taxes. The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders all of its income and any net realized capital gains, at least annually. Accordingly, no provision for federal income tax has been made.

f. Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions and passive foreign investment companies for

================================================================================

For the Six Months Ended June 30, 2000
(unaudited)

book and tax purposes. Permanent book and tax basis differences will result in reclassification to capital accounts.

g. Repurchase Agreements. The Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is the Fund's policy that the market value of the collateral be at least equal to 100% of the repurchase price including interest. The Fund's subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the portfolio's ability to dispose of the underlying securities.

2. Purchases and Sales of Securities. For the six months ended June 30, 2000 purchases and sales of securities (excluding short-term investments) were $131,489,818 and $101,242,555, respectively.

3a. Management Fees and Other Transactions with Affiliates. The Fund pays management fees to its investment adviser, Nvest Funds Management, L.P. ("Nvest Management") at the annual rate of 0.90% of the first $200 million of the Fund's average daily net assets, 0.85% of the next $300 million and 0.80% of such assets in excess of $500 million, reduced by the payment to Loomis Sayles & Company, L.P. ("Loomis Sayles") at the rate of 0.40% of the first $200 million of the Fund's average daily net assets and 0.35% of such assets in excess of $200 million. Certain officers and directors of Nvest Management are also officers or Trustees of the Fund. Nvest Management and Loomis Sayles are wholly owned subsidiaries of Nvest Companies, L.P. ("Nvest") which is a subsidiary of Metropolitan Life Insurance Company (see Note 8).

Fees earned by Nvest Management and Loomis Sayles under the management and subadvisory agreements in effect during the six months ended June 30, 2000 are as follows:

         Fees Earned
         -----------
         Nvest Management     $  311,314
         Loomis Sayles           249,052
                              ----------
                              $  560,366
                              ==========

The effective annualized management fee for the six months ended June 30, 2000 was 0.90%.

b. Accounting and Administrative Expense. Nvest Services Company, Inc. ("NSC") is a wholly owned subsidiary of Nvest and performs certain accounting and administrative services for the Fund. The Fund pays NSC a group fee for these services equal to the annual rate of 0.035% of the first $5 billion of Nvest Funds' average daily net assets, 0.0325% of the next $5 billion of the Nvest Funds' average daily net assets, and 0.03% of the Nvest Funds' average daily net assets in excess of $10 billion. For the six months ended June 30, 2000, these expenses amounted to $22,550 and are shown separately in the financial statements as accounting and administrative. The effective annualized accounting and administrative expense for the six months ended June 30, 2000 was 0.034%.

c. Transfer Agent Fees. NSC is the transfer and shareholder servicing agent for the Fund and Boston Financial Data Services ("BFDS") serves as the sub-transfer agent for the Fund. NSC receives account fees for Class A, Class B and Class C shareholder accounts. NSC and BFDS are also reimbursed by the Fund for out-of-pocket expenses. Class Y

================================================================================

For the Six Months Ended June 30, 2000
(unaudited)

shares bear a transfer agent fee of 0.10% of average daily net assets. For the six months ended June 30, 2000, the Fund paid NSC $161,355 as compensation for its services as transfer agent.

d. Service and Distribution Fees. Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Service Plan relating to the Fund's Class A shares (the "Class A Plan") and Service and Distribution Plans relating to the Fund's Class B and Class C shares (the "Class B and Class C Plans").

Under the Class A Plan, the Fund pays Nvest Funds Distributor, L.P. ("Nvest Funds"), the Fund's distributor, (a wholly owned subsidiary of Nvest) a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class A shares, as reimbursement for expenses (including certain payments to securities dealers, who may be affiliated with Nvest Funds) incurred by the Nvest Funds in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts. For the six months ended June 30, 2000, the Fund paid Nvest Funds $90,648 in fees under the Class A Plan. If the expenses of Nvest Funds that are otherwise reimbursable under the Class A Plan incurred in any year exceed the amounts payable by the Fund under the Class A Plan, the unreimbursed amount (together with unreimbursed amounts from prior years) may be carried forward for reimbursement in future years in which the Class A Plan remains in effect. The amount of unreimbursed expenses carried forward at June 30, 2000 is $514,256.

Under the Class B and Class C Plans, the Fund pays Nvest Funds a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with Nvest Funds) incurred by Nvest Funds in providing personal services to investors in Class B and Class C shares and/or the maintenance of shareholder accounts. For the six months ended June 30, 2000, the Fund paid Nvest Funds $42,405 and $3,404 in service fees under the Class B and Class C plans, respectively.

Also under the Class B and Class C Plans, the Fund pays Nvest Funds a monthly distribution fee at the annual rate of 0.75% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with Nvest Funds) incurred by Nvest Funds in connection with the marketing or sale of Class B and Class C shares. For the six months ended June 30, 2000, the Fund paid Nvest Funds $127,215 and $10,213 in distribution fees under the Class B and Class C plans, respectively.

Commissions (including contingent deferred sales charges) on Fund shares paid to Nvest Funds by investors of shares of the Fund during the six months ended June 30, 2000 amounted to $253,387.

e. Trustees Fees and Expenses. The Fund does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of Nvest Management, Nvest Funds, Nvest, NSC or their affiliates. Each other Trustee receives a retainer fee at the annual rate of $40,000 and meeting attendance fees of $3,500 for each meeting of the Board of Trustees attended. Each committee member receives an additional retainer fee at the annual rate of $6,000 while each committee chairman receives a retainer fee (beyond the $6,000 fee) at the annual rate of $4,000. These fees are allocated to the various Nvest Funds based on a formula that takes into account, among other factors, the relative net assets of each Fund.

================================================================================

For the Six Months Ended June 30, 2000
(unaudited)

A deferred compensation plan is available to the Trustees on a voluntary basis. Each participating Trustee will receive an amount equal to the value that such deferred compensation would have been, had it been invested in the Fund or certain other Nvest Funds on the normal payment date. Deferred amounts remain in the Funds until distributed in accordance with the Plan.

4. Concentration of Risk. The Fund had the following geographic concentration in excess of 10% of its total net assets at June 30, 2000: Japan 23.0% and United Kingdom 11.7%. The Fund pursues its objectives by investing in foreign securities. There are certain risks involved in investing in foreign securities which are in addition to the usual risks inherent in domestic investments. These risks include those resulting from future adverse political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions.

5. Capital Shares. At June 30, 2000 there was an unlimited number of shares of beneficial interest authorized, divided into four classes, Class A, Class B, Class C and Class Y. Transactions in capital shares were as follows:

                                                                           Year Ended                           Six Months
                                                                       December 31, 1999                   Ended June 30, 2000
                                                                -------------------------------     -------------------------------
 Class A                                                            Shares            Amount            Shares            Amount
---------                                                       -------------     -------------     -------------     -------------
Shares sold ................................................        8,948,596     $ 133,717,101         3,497,468     $  81,285,952
Shares issued in connection with the reinvestment of:
  Dividends from net investment income .....................            2,866            48,761                 0                 0
  Distributions from net realized gain .....................          184,256         2,759,892                 0                 0
                                                                -------------     -------------     -------------     -------------
                                                                    9,135,718       136,525,754         3,497,468        81,285,952
Shares repurchased .........................................       (9,816,773)     (146,515,786)       (2,959,053)      (68,559,035)
                                                                -------------     -------------     -------------     -------------
Net increase (decrease) ....................................         (681,055)    $  (9,990,032)          538,415     $  12,726,917
                                                                -------------     -------------     -------------     -------------

                                                                           Year Ended                           Six Months
                                                                       December 31, 1999                   Ended June 30, 2000
                                                                -------------------------------     -------------------------------
 Class B                                                            Shares            Amount            Shares            Amount
---------                                                       -------------     -------------     -------------     -------------
Shares sold ................................................          174,034     $   2,997,379           652,837     $  15,915,351
Shares issued in connection with the reinvestment of:
  Distributions from net realized gain .....................           56,778         1,196,312                 0                 0
                                                                -------------     -------------     -------------     -------------
                                                                      230,812         4,193,691           652,837        15,915,351
Shares repurchased .........................................         (471,443)       (7,021,664)         (186,576)       (4,466,902)
                                                                -------------     -------------     -------------     -------------
Net increase (decrease) ....................................         (240,631)    $  (2,827,973)          466,261     $  11,448,449
                                                                -------------     -------------     -------------     -------------

                                                                           Year Ended                           Six Months
                                                                       December 31, 1999                   Ended June 30, 2000
                                                                -------------------------------     -------------------------------
 Class C                                                            Shares            Amount            Shares            Amount
---------                                                       -------------     -------------     -------------     -------------
Shares sold ................................................           69,578     $   1,151,320           197,293     $   4,772,910
Shares issued in connection with the reinvestment of:
  Distributions from net realized gain .....................            2,643            55,847                 0                 0
                                                                -------------     -------------     -------------     -------------
                                                                       72,221         1,207,167           197,293         4,772,910
Shares repurchased .........................................          (82,442)       (1,285,310)          (48,874)       (1,092,761)
                                                                -------------     -------------     -------------     -------------
Net increase (decrease) ....................................          (10,221)    $     (78,143)          148,419     $   3,680,149
                                                                -------------     -------------     -------------     -------------

================================================================================

For the Six Months Ended June 30, 2000
(unaudited)

                                                                                Year Ended                       Six Months
                                                                            December 31, 1999               Ended June 30, 2000
                                                                       ----------------------------    ----------------------------
 Class Y                                                                  Shares           Amount         Shares           Amount
---------                                                              ------------    ------------    ------------    ------------
Shares sold ........................................................        220,939    $  3,992,137         222,932    $  5,933,680
Shares issued in connection with the reinvestment of:
  Dividends from net investment income .............................          1,792          30,949               0               0
  Distributions from net realized gain .............................         26,052         573,138               0               0
                                                                       ------------    ------------    ------------    ------------
                                                                            248,783       4,596,224         222,932       5,933,680
Shares repurchased .................................................        (73,477)     (1,114,555)       (123,695)     (2,940,146)
                                                                       ------------    ------------    ------------    ------------
       Net increase (decrease) .....................................        175,306    $  3,481,669          99,237    $  2,993,534
                                                                       ------------    ------------    ------------    ------------

Increase (decrease) derived from capital shares transactions .......       (756,601)   $ (9,414,479)      1,252,332    $ 30,849,049
                                                                           ========    ============       =========    ============



6. Line of Credit. The Fund along with the other portfolios that comprise the Nvest Funds (the "Funds") participate in a $100,000,000 committed line of credit provided by Citibank, N.A. under a credit agreement (the "Agreement") dated March 3, 2000. Advances under the Agreement are taken primarily for temporary or emergency purposes. Borrowings under the Agreement bear interest at a rate tied to one of several short-term rates that may be selected from time to time. In addition, the Funds are charged a facility fee equal to 0.08% per annum on the unused portion of the line of credit. The annual cost of maintaining the line of credit and the facility fee is apportioned pro rata among the participating Funds. There were no borrowings as of or during the six months ended June 30, 2000.

7. Security Lending. The Fund has entered into an agreement with a third party to lend its securities. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. The Fund receives fees for lending its securities. At June 30, 2000 the Fund had on loan securities having a market value of $21,032,348 and collateralized by cash in the amount of $21,901,815 which was invested in a short-term investment.

8. Subsequent Event. Nvest, L.P., and its affiliated operating partnership, Nvest Companies, L.P., have entered into an agreement for CDC Asset Management to acquire all of their outstanding partnership units. CDC Asset Management is the investment management arm of France's Caisse des Depots et Consignations, which is a major diversified financial institution. Nvest will be renamed CDC Asset Management-North America and it will continue to use the holding company structure. Nvest affiliates will retain their investment independence, brand names, management and operating autonomy. The transaction will not affect daily operations of the Nvest Funds or the investment management activities of the Funds' investment advisers or subadvisers.

Consummation of the transaction with CDC is subject to a number of contingencies, including regulatory approvals and approval of the unitholders of Nvest, L.P. and Nvest Companies L.P. Under the rules for mutual funds the transaction may result in a change of control for the Nvest affiliates. Consequently, it is anticipated that the Nvest affiliates will seek approval of new agreements from the Board of Trustees and shareholders prior to the consummation of the transaction. The transaction is expected to close in the fourth quarter of 2000.

                            NVEST EQUITY INCOME FUND
   Supplement dated August 21, 2000 to Nvest Stock Funds Prospectus Class A, B
                            and C dated May 1, 2000


Effective August 1, 2000, Margaret Buescher is the sole portfolio manager for the Fund.

                             REGULAR INVESTING PAYS

================================================================================

                                           Five Good Reasons to Invest Regularly
--------------------------------------------------------------------------------

1.   It's an easy way to build assets.
2.   It's convenient and effortless.
3.   It requires a low minimum to get started.
4. It can help you reach important long-term goals like financing retirement or college funding.
5.   It can help you benefit from the ups and downs of the market.

With Investment Builder, Nvest Funds' automatic investment program, you can invest as little as $100 a month in your Nvest fund automatically -- without even writing a check. And, as you can see from the chart below, your monthly investments can really add up over time.

                                                  The Power of Monthly Investing

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                  100            $200            $500
25 Years        $91,236        $182,472        $456,181


Assumes an 8% fixed rate of return compounded monthly and does not allow for taxes. Results are not indicative of the past or future results of any Nvest Funds. The value and return on Nvest Funds fluctuate with changing market conditions.

This program cannot assure a profit nor protect against a loss in a declining market. It does, however, ensure that you buy more shares when the price is low and fewer shares when the price is high. Because this program involves continuous investment in securities regardless of fluctuating prices, investors should consider their financial ability to continue purchases during periods of high or low prices.

You can start an Investment Builder program with your current Nvest Funds account. To open an Investment Builder account today, call your financial representative or Nvest Funds at 800-225-5478.

Please call Nvest Funds for a prospectus, which contains more information, including charges and other ongoing expenses. Please read prospectus carefully before you invest.

                                   NVEST FUNDS

================================================================================


       LARGE-CAP EQUITY FUNDS                 GLOBAL/INTERNATIONAL EQUITY
         Capital Growth Fund                     Star Worldwide Fund
        Kobrick Growth Fund                   International Equity Fund
            Growth Fund
       Growth and Income Fund                   CORPORATE INCOME FUNDS
           Balanced Fund                   Short Term Corporate Income Fund
           Star Value Fund                         Bond Income Fund
                                                   High Income Fund
        ALL-CAP EQUITY FUNDS                    Strategic Income Fund
         Star Advisers Fund
        Kobrick Capital Fund                   GOVERNMENT INCOME FUNDS
           Bullseye Fund                  Limited Term U.S. Government Fund
         Equity Income Fund                   Government Securities Fund

       SMALL-CAP EQUITY FUNDS                    MONEY MARKET FUNDS*
         Star Small Cap Fund                    Cash Management Trust
    Kobrick Emerging Growth Fund            Tax Exempt Money Market Trust

                                     *Investments in money market funds are not
                                      insured or guaranteed by the FDIC or any
                                                 government agency.


                             TAX-FREE INCOME FUNDS
                             Municipal Income Fund
                           Intermediate Term Tax Free
                               Fund of California
                       Massachusetts Tax Free Income Fund


To learn more, and for a free prospectus, contact your financial representative.

                    Visit our Web site at www.nvestfunds.com
                          Nvest Funds Distributor, L.P.
                               399 Boylston Street
                                Boston, MA 02116
                             Toll Free 800-225-5478

     This material is authorized for distribution to prospective investors when it is preceded or accompanied by the Fund's current prospectus, which contains information about distribution charges, management and other items of interest. Investors are advised to read the prospectus carefully before investing.

     Nvest Funds Distributor, L.P., and other firms selling shares of Nvest Funds are members of the National Association of Securities Dealers, Inc.
(NASD). As a service to investors, the NASD has asked that we inform you of the availability of a brochure on its Public Disclosure Program. The program provides access to information about securities firms and their representatives. Investors may obtain a copy by contacting the NASD at 800-289-9999 or by visiting their Web site at www.NASDR.com.

[LOGO] NvestFunds(SM)
       Where The Best Minds Meet(R)


          IE58-0600
[LOGO] Printed On Recycled Paper

                               SEMIANNUAL REPORT

[NVEST FUNDS LOGO GOES HERE]

NVEST  GROWTH FUND

[WHERE THE BEST MINDS MEET]

JUNE  30,  2000

                               PRESIDENTS MESSAGE
================================================================================

                                                                    AUGUST  2000
--------------------------------------------------------------------------------
[PICTURE OF JOHN HAILER GOES HERE]

John
T. Hailer President and
Chief Executive Officer
Nvest Funds


In an effort to protect the U.S. economy from the specter of renewed inflation, the Federal Reserve Board has raised interest rates six times in the past 12 months - three times during the first six months of 2000. Because higher interest rates cut into corporate profits and make financial assets less attractive, the markets have been undergoing a period of heightened volatility.

YOUR CHOICE OF INVESTMENT TOOLS

Investors react to volatility in different ways. Some seek safer harbors; others define risk as opportunity and add selectively to their portfolios. Regardless of which type of investor you may resemble, remember that Nvest funds cover a wide spectrum of investments, from conservative to aggressive. These include a comprehensive family of equity and fixed-income funds that may complement your current holdings, as well as funds that combine different investment styles in a single portfolio.

For  example,  Nvest Star  funds'  multi-manager  approach  can help you through periods of market volatility by offering you greater diversification than single-manager funds. Each Nvest Star fund is composed of four separate segments run by managers with distinct investment disciplines -- a strategy that allows investors to benefit from different investment styles and diversified portfolio holdings, seeking superior long-term results with reduced risk. We search for the strongest candidates to manage each segment, using approaches that complement one another in varying market conditions. No matter how you react to shifting markets, don't let short-term events derail your long-range program. Consult your financial representative before you make any changes.

NVEST IS POISED FOR GLOBAL GROWTH

As you may know, Nvest Companies is under agreement to be acquired by CDC Asset Management, a leading French institutional money management company and a major global financial institution. CDC's expertise in European stock and bond markets will be a resource for the premier U.S. investment management teams who manage our funds. Nvest Funds will continue to operate independently, but with broader resources to bring you attractive, innovative products and services. Since your vote will be required, you will receive proxy information in September. In the meantime, if you would like more information, you are welcome to call your financial representative or us, or visit our web site, www.nvestfunds.com.

[JOHN HAILER'S SIGNATURE APPEARS HERE]

"No matter how you react to shifting markets, don't let short-term events derail your long- range program. Consult your financial representative before you make any changes."

               NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

                               NVEST GROWTH FUND
================================================================================

                                        INVESTMENT RESULTS THROUGH JUNE 30, 2000
--------------------------------------------------------------------------------

PUTTING PERFORMANCE IN PERSPECTIVE

The charts comparing Nvest Growth Fund's performance to a benchmark index provide you with a general sense of how your Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. Your Fund's total return for the period shown below appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. In addition, few investors could purchase all of the securities necessary to match the index, and would incur transaction costs and other expenses even if they could.


GROWTH OF A $10,000 INVESTMENT IN CLASS A SHARES OVER 20 YEARS

                           June 1980 through June 2000

                    NAV         MSC       S&P 500
      --------------------------------------------
         6/00     296,539      279,488     306,073
         6/99     287,594      271,058     285,410
         6/98     259,890      244,946     232,570
         6/97     197,440      186,087     178,776
         6/96     144,645      136,328     132,791
         6/95     126,848      119,554     105,448
         6/94     100,913       95,111      83,696
         6/93     100,092       94,337      82,516
         6/92      92,790       87,454      72,656
         6/91      78,869       74,334      64,093
         6/90      69,889       65,870      59,683
         6/89      56,618       53,362      51,279
         6/88      52,795       49,759      42,576
         6/87      57,051       53,771      45,756
         6/86      45,441       42,828      36,564
         6/85      32,757       30,874      26,951
         6/84      24,843       23,414      20,598
         6/83      32,192       30,341      21,605
         6/82      15,716       14,813      13,426
         6/81      15,718       14,814      12,052
         6/80      10,000        9,425      10,000
         6/79      10,000       10,000      10,000
         6/78      10,000        9,425      10,000


Growth  of a $10,000  Investment  in Class A Shares Over 10  Years

                          June 1990 through June 2000


                      NAV           MSC         S&P 500
      -----------------------------------------------------
         6/00        42,471        40,029        51,283
         6/99        41,150        38,784        47,821
         6/98        37,186        35,048        38,967
         6/97        28,251        26,626        29,954
         6/96        20,696        19,506        22,249
         6/95        18,150        17,106        17,668
         6/94        14,439        13,609        14,023
         6/93        14,322        13,498        13,826
         6/92        13,277        12,513        12,174
         6/91        11,285        10,636        10,739
         6/90        10,000         9,425        10,000



This illustration represents past performance and does not guarantee future results. Share price and return will vary and you may have a gain or loss when you sell your shares. Other classes of shares are available for which performance, fees, and expenses will differ. All results include reinvestment of dividends and capital gains.

                               NVEST GROWTH FUND
================================================================================


                                         AVERAGE ANNUAL TOTAL RETURNS -- 6/30/00
--------------------------------------------------------------------------------------
CLASS A (INCEPTION 11/27/68)   6 MONTHS     1 YEAR  5 YEARS  10 YEARS 15 YEARS 20 YEARS
Net Asset Value(1)               -5.91%      3.11%   18.51%   15.55%   15.82%   18.41%
With Maximum Sales Charge(2)    -11.31      -2.83    17.12    14.87    15.36    18.06

                                                      SINCE
CLASS B (Inception 2/28/97)     6 MONTHS    1 YEAR  INCEPTION
-------------------------------------------------------------
Net Asset Value(1)               -6.19%      2.43     15.68%
With CDSC(3)                    -10.88      -1.85     15.16

                                                       SINCE
CLASS C (Inception   9/1/98)    6 MONTHS     1 YEAR  INCEPTION
--------------------------------------------------------------
Net Asset Value(1)               -6.19%       2.43%    15.98%
With CDSC(3)                     -7.12        1.57     15.98

                                                       SINCE
CLASS Y (Inception  6/30/99)    6 MONTHS     1 YEAR  INCEPTION
--------------------------------------------------------------
Net Asset Value(1)               -5.72        3.39      3.39%

                                                                              SINCE     SINCE      SINCE
                                                                              FUND'S    FUND'S     FUND'S
COMPARATIVE                6       1       5       10       15       20      CLASS B    CLASS C    CLASS Y
PERFORMANCE              MONTHS   YEAR   YEARS    YEARS    YEARS    YEARS   INCEPTION  INCEPTION  INCEPTION
-----------------------------------------------------------------------------------------------------------
S&P 500(4)               -0.42%   7.24%  23.80%   17.80%   17.64%   17.36%     21.81%    25.59%     7.24%
Morningstar Large
  Blend Average(5)        0.51    8.43   20.35    15.60    15.23     --        18.78     25.50      8.69
 Lipper Large-Cap
  Core Average(6)        -1.64   -0.87   18.01    14.75    14.86    15.37      14.76     17.82     -0.87


NOTES TO CHARTS

These returns represent past performance and do not guarantee future results. Share price and returns will vary and you may have a gain or loss when you sell your shares. Recent returns may be higher or lower than those noted. Class Y shares are available to certain institutional investors only.

1 These results include reinvestment of any dividends and capital gains, but do not include a sales charge.

2 These results include reinvestment of any dividends and capital gains and the maximum sales charge of 5.75%.

3 These results include reinvestment of any dividends and capital gains. Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge applied when you sell shares. Class C share performance assumes a 1.00% CDSC when you sell shares within one year of purchase.

4 S&P 500 is an unmanaged index of U.S. common stock performance. You may not invest directly in an index.

5 Morningstar Large Blend Average is the average performance without sales charges of funds with similar investment objectives as calculated by Morningstar, Inc. Class C since inception return is calculated from 8/31/98. The Morningstar Large Blend Average does not track a 20-year performance average.

6 Lipper Large-Cap Core Average is the average performance without sales charges of all mutual funds with a similar current investment style or objective as determined by Lipper Inc. Class C since inception return is calculated from 8/31/98.

                               NVEST GROWTH FUND
================================================================================

                                           INTERVIEW WITH YOUR PORTFOLIO MANAGER
--------------------------------------------------------------------------------
[PICTURE OF G. KENNETH HEEBNER GOES HERE]

G. Kenneth Heebner
Capital Growth Management


Q. HOW DID NVEST GROWTH FUND PERFORM DURING THE FIRST HALF OF 2000?

For the six months ended June 30, 2000, the return for Nvest Growth Fund A shares was -5.91%, at on net asset value. The return on the Fund's benchmark, the Standard & Poor's 500 Index, was -0.42% for the same period. The difference between Fund's results and those of its benchmark reflect its participation in sectors and markets (such as foreign investments) that have little or no representation in the Index -- markets we continue to favor for the long-term.

Q. WHAT WAS THE INVESTMENT ENVIRONMENT LIKE DURING THE PERIOD?

The U.S. economy continued to move forward, and economies in Latin America, which had been in recession, improved. Asia continued to grow rapidly, with Japan and China -- the laggards in the region over the past few years -- showing signs of accelerated growth. In the United States, the Federal Reserve Board became increasingly concerned that low unemployment (currently about 4% nationally*) would lead to wage inflation, and this contributed to their decision to raise short-term interest rates three times so far this year. However, recent indications are that growth is slowing, which leads us to believe that the Fed may not raise rates again during the closing half of the year.

Q. WHAT WAS YOUR STRATEGY WITH THE FUND?

We maintained the Fund in a fully invested position because we expect growth trends around the world to continue over the balance of the year and into 2001. The business cycle in the United States is mature, unlike the younger economies of Asia, Europe, and Latin America. Consequently, we've looked for opportunities in ADRs -- American Depositary Receipts -- which enable American investors to buy shares of foreign-based companies on domestic stock exchanges. We invested in ADRs of foreign companies that we believe should be unaffected by a slowdown in the U.S. economy. For example, we continue to hold shares of Telefonos

*According to press release from the U.S. Department of Labor, statistics for non-farm workers for June 2000.

                               NVEST GROWTH FUND
================================================================================

de Mexico (better known as Telmex, Mexico's dominant telephone company) and Koninklijke Philips Electronics (the world's biggest electronics company, based in the Netherlands). We also continue to favor Pohang Iron and Steel of Korea, which is poised for a recovery as the company used strong cash flows to trim its debt, raising its credit rating and earnings forecasts. We believe these companies will benefit from improving economic conditions in Latin America, Europe and Asia.

In addition, we've tried to capture opportunities offered by companies dealing in certain commodities that enjoyed price increases stemming from economic strength. Examples include Pohang Steel and Inco, Ltd., one of the world's leading producers of nickel. We also increased the Fund's position in energy stocks, to 17.6% of assets as of June 30, 2000, from 1.6% at the end of 1999. Nvest Growth Fund's exposure to real estate investment trusts (REITs) provides a combination of income and appreciation potential. And although we reduced the Fund's holdings in semiconductors and related stocks as valuations rose, we continue to favor this sector.

Q. WHICH STOCKS BOOSTED PERFORMANCE AND WHICH ONES DID NOT?

The Fund's best performers included its semiconductor holdings -- notably Micron Technology -- and its investments in REITs, including Vornado Realty Trust and Boston Properties. Strongly positive performance from semiconductors reflected the growth in earnings these companies experienced as a result of robust global demand. Prices of REITs had been depressed while investors were dazzled by the promise of high-tech companies, but as the year unfolded, heightened concerns about inflation helped revive interest in this market, which is experiencing rising occupancy levels and rents.

However, Nvest Growth Fund's investments in metals, including Pohang and Inco, fell in price during the first half of the year even though the companies posted sharp increases in earnings. We continue to hold these stocks in anticipation of better price performance in the future.

                               NVEST GROWTH FUND
================================================================================

Q. WHAT IS YOUR CURRENT OUTLOOK?

Day-to-day market activity will continue to be influenced -- up or down -- by data releases, earnings reports and news of mergers and acquisitions, and we are likely to continue to see considerable short-term rotation from sector to sector. Overall, we look for strong global growth during the next 12 months, although we recognize that the U.S. economy needs to maintain a slow, sustainable pace.

Domestically, we'll focus on companies whose earnings progress seems least likely to be negatively impacted by an economic slowdown. We believe the greatest opportunities will come from companies -- whether based in the U.S. or overseas -- that are able to participate in foreign growth or rising commodity prices, as we seek the long-term growth of capital that is the primary objective of Nvest Growth Fund.

The portfolio manager's commentary reflects the conditions and actions taken during the reporting period, which are subject to change. A shift in opinion may result in strategic and other portfolio changes.

Nvest Growth Fund invests primarily in growth stocks which tend to be more sensitive to market movements because their stock prices are based on future expectations. It also invests in foreign securities, which involves special risks. REITs are subject to changes in underlying real estate values, rising interest rates, limited diversification of holdings, higher costs and prepayment risk associated with related mortgages. Frequent portfolio turnover may increase your risk of greater tax liability, which can lower your return from this fund. These risks may increase share price volatility. See the Fund's prospectus for details.


TOP 10 PORTFOLIO HOLDINGS -- 6/30/00
-----------------------------------------------------
                                            % OF
COMPANY                                  NET ASSETS
1.   Micron Technology, Inc.                8.4
2.   Total Fina Elf SA                      6.3
3.   Telefonos de Mexico SA de CV           5.8
4.   United Health Group, Inc.              5.5
5.   Pohang Iron & Steel Co., Ltd.          5.4
6.   Koninklijke Philips Electronics NV     5.4
7.   El Paso Energy Corp.                   5.3
8.   Halliburton Co.                        5.0
9.   Inco Ltd.                              4.9
10.  Advanced Micro Devices, Inc.           4.9

Portfolio holdings and asset allocations will vary.

                             PORTFOLIO COMPOSITION
================================================================================

INVESTMENTS AS OF JUNE 30, 2000
(UNAUDITED)

COMMON STOCK -- 99.3% OF TOTAL NET ASSETS

    SHARES      DESCRIPTION                                  VALUE (A)
--------------------------------------------------------------------------------
                ALUMINUM-- 5.7%
  1,670,000     Alcan Aluminium Ltd. ...........        $   51,770,000
  1,580,000     Alcoa, Inc. ....................            45,820,000
                                                            ----------
                                                            97,590,000
                                                            ----------
                BEVERAGES & TOBACCO-- 8.5%
    885,000     Anheuser-Busch Companies, Inc. .            66,098,438
  3,050,000     Philip Morris Companies, Inc. ..            81,015,625
                                                            ----------
                                                           147,114,063
                                                           -----------
                COMPUTER SOFTWARE & SERVICES-- 1.8%
    410,000     Computer Sciences Corp. ........            30,621,875
                                                            ----------
                CONSUMER DURABLES-- 5.4%
  1,948,200     Koninklijke (Royal) Philips Electronics     92,539,500
                                                            ----------
                DRUGS & HEALTHCARE-- 7.0%
    870,000     HCA-The Healthcare Co. .........            26,426,250
  1,100,000     United Health Group, Inc. ......            94,325,000
                                                            ----------
                                                           120,751,250
                                                           -----------
                ELECTRONIC COMPONENTS-- 9.0%
  1,090,000     Advanced Micro Devices, Inc. (c)            84,202,500
  1,240,000     National Semiconductor Corp. (c)            70,370,000
                                                            ----------
                                                           154,572,500
                                                           -----------
                FOOD & BEVERAGES-- 5.3%
  1,355,000     Hershey Foods Corp. ............            65,717,500
    335,000     Quaker Oats Co. ................            25,166,875
                                                            ----------
                                                            90,884,375
                                                            ----------
                GAS & PIPELINE UTILITIES-- 5.3%
  1,800,000     El Paso Energy Corp. ...........            91,687,500
                                                            ----------
                INSURANCE-- 2.0%
    570,600     Chubb Corp. ....................            35,091,900
                                                            ----------
                METALS & MINING-- 4.9%
  5,500,000     Inco Ltd. ......................            84,562,500
                                                            ----------
                OIL-MAJOR INTEGRATED-- 7.3%
    690,000     Conoco, Inc. ...................            16,948,125
  1,420,000     Total Fina Elf SA (ADR) ........           109,073,750
                                                            ----------
                                                           126,021,875
                                                           -----------
                OIL SERVICES-- 5.0%
  1,830,000     Halliburton Co. ................            86,353,125
                                                            ----------

                See accompanying notes to financial statements.

================================================================================

INVESTMENTS AS OF JUNE 30, 2000
(UNAUDITED)

COMMON STOCK -- CONTINUED

    SHARES      DESCRIPTION                                  VALUE (A)
-------------------------------------------------------------------------------
                REAL ESTATE INVESTMENT TRUSTS-- 12.5%
  1,337,500     Apartment Investment & Management Co.   $   57,846,875
  1,470,000     Boston Properties, Inc. ........            56,778,750
  1,181,700     Spieker Properties, Inc. .......            54,358,200
  1,325,000     Vornado Realty Trust ...........            46,043,750
                                                            ----------
                                                           215,027,575
                                                           -----------
                SEMICONDUCTORS-- 8.4%
  1,644,000     Micron Technology, Inc. (c) ....           144,774,750
                                                           -----------
                STEEL-- 5.4%
  3,900,000     Pohang Iron & Steel Co., Ltd. (ADR)         93,600,000
                                                            ----------
                TELEPHONE-- 5.9%
  1,761,000     Telefonos de Mexico SA de CV (ADR)         100,597,125
                                                           -----------
                                                           100,597,125
                                                           -----------
                Total Common Stock
                    (Identified Cost $1,679,010,589)     1,711,789,913
                                                         -------------



SHORT TERM INVESTMENTS-- 0.0%

        PRINCIPAL
        AMOUNT
-------------------------------------------------------------------------------
$       465,000   American Express Credit Corp.,
                    6.880%, 7/03/2000                          465,000
                                                               -------
                  Total Short Term Investments
                    (Identified Cost $465,000)                 465,000
                                                               -------

                  Total Investments-- 99.4%
                    (Identified Cost $1,679,475,589)(b)  1,712,254,913
                  Other assets less liabilities             10,829,059
                                                            ----------
                  Total Net Assets-- 100%               $1,723,083,972
                                                        ==============

     (a)  See Note 1a of Notes to Financial Statements.

     (b) Federal Tax Information: At June 30, 2000 the net unrealized appreciation on investments based on cost of $1,679,475,589 for federal income tax purposes was as follows:

          Aggregate gross unrealized appreciation for all
              investments in which there is an excess of
              value over tax cost                           $      148,054,298
          Aggregate gross unrealized depreciation for all
              investments in which there is an excess of
              tax cost over value.                                (115,274,974)
                                                                  ------------
          Net unrealized appreciation                       $       32,779,324
                                                            ==================

     (c)  Non-income producing security.
     ADR An American Depositary Receipt is a certificate issued by a U.S. bank representing the right to receive securities of the foreign issuer described. The value of ADRs are significantly influenced by trading on exchanges not located in the United States.

        Percentage of net assets by country at June 30, 2000:
          United States   69.2%    Canada         7.9%
          France           6.3     Mexico         5.8
          South Korea      5.4     Netherlands    5.4


                See accompanying notes to financial statements.

                       STATEMENT OF ASSETS & LIABILITIES
================================================================================

June 30, 2000
(unaudited)

ASSETS
        Investments at value (Identified cost $1,679,475,589)                                                $ 1,712,254,913
        Cash                                                                                                           3,141
        Receivable for:
             Fund shares sold                                                                                      2,805,237
             Securities sold                                                                                      28,663,470
             Dividends and interest                                                                                5,853,736
             Tax reclaims                                                                                            195,595
                                                                                                                     -------
                                                                                                               1,749,776,092

LIABILITIES
        Payable for:
             Securities purchased                                                       $    24,205,521
             Fund shares redeemed                                                             1,507,647
             Withholding Taxes                                                                  188,892
        Accrued expenses:
             Management fees                                                                     95,441
             Deferred trustees' fees                                                            193,655
             Transfer agent                                                                     215,583
             Accounting and administrative                                                      107,931
             Other                                                                              177,450
                                                                                                -------
                                                                                                                 26,692,120
                                                                                                                 ----------
NET ASSETS                                                                                                  $ 1,723,083,972
                                                                                                            ===============
        Net Assets consist of:
             Paid-in capital                                                                                 $ 1,427,541,061
             Undistributed net investment income                                                                   8,746,142
             Accumulated net realized gains (losses)                                                             254,017,445
             Unrealized appreciation (depreciation) on investments                                                32,779,324
                                                                                                                  ----------
NET ASSETS                                                                                               $     1,723,083,972
                                                                                                         ===================

        Computation of net asset value and offering price:
        Net asset value and redemption price of Class A shares
             ($1,588,213,925 / 153,385,614 shares of beneficial interest)                                    $         10.35
                                                                                                             ================
        Offering price per share (100/94.25 of $10.35)                                                       $         10.98*
                                                                                                             ================
        Net asset value and offering price of Class B shares
             ($115,573,381 /  11,549,656 shares of beneficial interest)                                      $         10.01**
                                                                                                             ================
        Net asset value and offering price of Class C shares
             ($5,881,780 / 587,703 shares of beneficial interest)                                            $         10.01**
                                                                                                             ================
        Net asset value, offering and redemption price of Class Y shares
             ($13,414,886 / 1,292,948 shares of beneficial interest)                                         $         10.38
                                                                                                             ================


     *    Based upon single purchases of less than $50,000.
          Reduced sales charges apply for purchases in excess of this amount.
     ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charges.


                See accompanying notes to financial statements.

                            STATEMENT OF OPERATIONS
================================================================================

Six Months Ended June 30, 2000
(unaudited)

INVESTMENT INCOME
        Dividends (net of foreign taxes of $564,829)                                                         $    17,004,406
        Interest                                                                                                     418,273
                                                                                                                     -------
                                                                                                                  17,422,679

        Expenses
             Management fees                                                            $     6,254,261
             Service fees - Class A                                                           2,157,086
             Service and distribution fees - Class B                                            622,068
             Service and distribution fees - Class C                                             33,482
             Trustees' fees and expenses                                                         43,314
             Accounting and administrative                                                      363,498
             Custodian                                                                          142,521
             Transfer agent - Class A, Class B, Class C                                       1,576,385
             Transfer agent - Class Y                                                             7,177
             Audit and tax services                                                              32,612
             Legal                                                                               25,022
             Printing                                                                            62,017
             Registration                                                                        78,593
             Miscellaneous                                                                       22,379
                                                                                                 ------
             Total expenses before reductions                                                11,420,415
             Less reductions                                                                   (120,917)         11,299,498
                                                                                               --------          ----------
             Net investment income                                                                                6,123,181

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

        Realized gain (loss) on Investments - net                                                                171,327,413
        Unrealized appreciation (depreciation) on Investments - net                                             (288,562,825)
                                                                                                                ------------
        Net gain (loss) on investment transactions                                                              (117,235,412)
                                                                                                                ------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                                                     $     (111,112,231)
                                                                                                          ==================


                See accompanying notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS
================================================================================

(unaudited)

                                                                                                                  SIX MONTHS
                                                                                           YEAR ENDED               ENDED
                                                                                           DECEMBER 31,            JUNE 30,
                                                                                               1999                  2000
                                                                                ----------------------------------------------------
FROM OPERATIONS
        Net investment income                                                           $     3,468,742      $     6,123,181
        Net realized gain (loss) on investments                                             394,461,456          171,327,413
        Unrealized appreciation (depreciation) on investments                              (123,562,713)        (288,562,825)
                                                                                           ------------         ------------
        Increase (decrease) in net assets from operations                                   274,367,485         (111,112,231)
                                                                                            -----------         ------------

FROM DISTRIBUTIONS TO SHAREHOLDERS
        Net realized gain on investments
             Class A                                                                       (284,686,939)                   0
             Class B                                                                        (20,990,502)                   0
             Class C                                                                         (1,367,985)                   0
             Class Y                                                                         (2,322,809)                   0
                                                                                             ----------                    -
                                                                                           (309,368,235)                   0
                                                                                           ------------                    -

INCREASE (DECREASE) IN NET ASSETS
       DERIVED FROM CAPITAL SHARE TRANSACTIONS                                              163,514,961         (196,900,238)

Total increase (decrease) in net assets                                                     128,514,211         (308,012,469)

NET ASSETS
        Beginning of the period                                                           1,902,582,230        2,031,096,441
                                                                                          -------------        -------------
        End of the period                                                               $ 2,031,096,441      $ 1,723,083,972
                                                                                        ===============      ===============

UNDISTRIBUTED NET INVESTMENT INCOME
        End of the period                                                               $     2,622,961      $     8,746,142
                                                                                        ===============      ===============


                See accompanying notes to financial statements.

                              FINANCIAL HIGHLIGHTS
================================================================================

For a share outstanding throughout each period
(unaudited)


                                                   CLASS A
                                     ----------------------------------------------------------
                                                                                        SIX MONTHS
                                                                                          ENDED
                                             YEAR ENDED DECEMBER 31,                     JUNE 30,
                                      ----------------------------------------------
                                        1995     1996      1997       1998      1999      2000
                                      ----------------------------------------------    -------
Net Asset Value, Beginning of Period  $  8.87   $ 10.55   $ 11.63   $ 10.41   $ 11.36   $ 11.00
                                      -------   -------   -------   -------   -------   -------
Income From Investment Operations
Net Investment Income (Loss) ......      0.05      0.04      0.01      0.08(a)   0.02      0.04
Net Realized and Unrealized
Gain (Loss) on Investments ........      3.30      2.07      2.79      3.00      1.57     (0.69)
                                         ----      ----      ----      ----      ----     -----
Total From Investment Operations ..      3.35      2.11      2.80      3.08      1.59     (0.65)
                                         ----      ----      ----      ----      ----     -----
Less Distributions
Distributions From Net
Investment Income .................     (0.05)    (0.04)     0.00     (0.10)     0.00      0.00
Distributions From Net Realized
Gain on Investments ...............     (1.62)    (0.99)    (4.02)    (1.32)    (1.95)     0.00
Distributions in Excess of Realized
Gain on Investments ...............      0.00      0.00      0.00     (0.35)     0.00      0.00
Distributions From Return of Capital     0.00      0.00      0.00     (0.36)     0.00      0.00
                                         ----      ----      ----     -----      ----      ----
Total Distributions ...............     (1.67)    (1.03)    (4.02)    (2.13)    (1.95)     0.00
                                        -----     -----     -----     -----     -----      ----
Net Asset Value, End of Period ....   $ 10.55   $ 11.63   $ 10.41   $ 11.36   $ 11.00   $ 10.35
                                      =======   =======   =======   =======   =======   =======
Total Return (%) (b) ..............      38.1      20.9      23.5      33.4      15.2      (5.9)
Ratio of Operating Expenses
to Average Net Assets(%) ..........      1.20      1.18      1.12      1.12      1.12      1.17(c)
Ratio of Operating Expenses to
 Average Net Assets after Expense
Reductions (%) ....................      1.20      1.18      1.12      1.12      1.12      1.16(c)
Ratio of Net Investment Income
to Average Net Assets(%) ..........      0.42      0.33      0.08      0.74      0.23      0.70(c)
Portfolio Turnover Rate (%) .......       235       199       214       202       206       137
Net Assets, End of Period (000,000)   $ 1,201   $ 1,297   $ 1,460   $ 1,825   $ 1,871   $ 1,588

     (a) Per share net investment income has been calculated using the average shares outstanding during the year.
     (b)  A sales charge is not reflected in total return calculations.
     (c)  Computed on an annualized basis.


                See accompanying notes to financial statements.

                              FINANCIAL HIGHLIGHTS
================================================================================

For a share outstanding throughout each period
(unaudited)

                                                        CLASS B
--------------------------------------------------------------------------------
                                     FEBRUARY 28,
                                        1997(A)                         SIX MONTHS
                                      THROUGH             YEAR             ENDED
                                     DECEMBER 31,   ENDED DECEMBER 31,   JUNE 30,
                                                    ------------------
                                         1997         1998       1999      2000
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period  $ 12.47       $ 10.32   $ 11.15   $ 10.67
                                      -------       -------   -------   -------
Income From Investment Operations
Net Investment Income (Loss) ......     (0.07)        (0.00)(b) (0.05)     0.00
Net Realized and Unrealized
Gain (Loss) on Investments ........      1.94          2.95      1.52     (0.66)
                                         ----          ----      ----     -----
Total From Investment Operations ..      1.87          2.95      1.47     (0.66)
                                         ----          ----      ----     -----
Less Distributions Distributions in Excess
of Net Investment Income ..........      0.00         (0.06)     0.00      0.00
Distributions From Net Realized
Gain on Investments ...............     (4.02)        (1.32)    (1.95)     0.00
Distributions in Excess of Realized
Gain on Investments ...............      0.00         (0.35)     0.00      0.00
Distributions From Return
of Capital ........................      0.00         (0.39)     0.00      0.00
                                         ----         -----      ----      ----
Total Distributions ...............     (4.02)        (2.12)    (1.95)     0.00
                                        -----         -----     -----      ----
Net Asset Value, End of Period ....   $ 10.32       $ 11.15   $ 10.67   $ 10.01
                                      =======       =======   =======   =======
Total Return (%) (c) ..............      14.4          32.4      14.4      (6.2)
Ratio of Operating Expenses  to
Average Net Assets (%) ............   1.87 (d)         1.87      1.87      1.92(d)
Ratio of Net Operating Expenses to
 Average Net Assets After
Expense Reductions (%) ............   1.87 (d)         1.87      1.87      1.91(d)
Ratio of Net Investment Income
to Average Net Assets (%) .........     (0.67)(d)     (0.01)    (0.52)     0.04(d)
Portfolio Turnover Rate (%) .......       214           202       206       137
Net Assets, End of Period (000,000)   $    18       $    75   $   136   $   116


     (a)  Commencement of opreations.
     (b) Per share net investment loss has been calculated using the average shares outstanding during the year.
     (c) A contingent deferred sales charge is not reflected in total return calculations.
     (d)  Computed on an annualized basis.


                See accompanying notes to financial statements.

                              FINANCIAL HIGHLIGHTS
================================================================================

For a share outstanding throughout each period
(unaudited)

                                                        Class C                     Class Y
                                          ---------------------------             ---------------------
                                             September 1
                                               1998(a)                  Six Months June 30, 1999(a)    Six Months
                                               through     Year Ended     Ended        through           Ended
                                             December 31,  December 31,  June 30,    December 31,       June 30,
                                                 1998         1999         2000         1999             2000
                                             ---------------------------------------------------------------------
Net Asset Value, Beginning of Period            $11.18       $11.15      $10.67       $11.94            $11.01
                                                ------       ------      ------       ------            ------
Income From Investment Operations
Net Investment Income (Loss)                    (0.00)(b)     (0.05)       0.00(b)      0.03             0.05
Net Realized and Unrealized
  Gain (Loss) on Investments                     2.09          1.52       (0.66)        0.99             (0.68)
                                                 ----          ----       -----         ----             -----
Total From Investment Operations                 2.09          1.47       (0.66)        1.02             (0.63)
                                                 ----          ----       -----         ----             -----
Less Distributions Distributions in Excess
  of Net Investment Income                      (0.06)         0.00        0.00         0.00              0.00
Distributions From Net Realized
  Gain on Investments                           (1.32)        (1.95)       0.00        (1.95)             0.00
Distributions in Excess of Realized
  Gain on Investments                           (0.35)         0.00        0.00         0.00              0.00
Distributions From Return of Capital            (0.39)         0.00        0.00         0.00              0.00
                                                -----          ----        ----         ----              ----
Total Distributions                             (2.12)        (1.95)       0.00        (1.95)             0.00
                                                -----         -----        ----        -----              ----
Net Asset Value, End of Period                 $11.15        $10.67      $10.01       $11.01            $10.38
                                               ======        ======      ======       ======            ======
Total Return (%)                                 22.2          14.4        (6.2)         9.7              (5.7)
Ratio of Operating Expenses
  to Average Net Assets (%)                      1.87(d)       1.87        1.92(d)      0.87(d)           0.90(d)
Ratio of Operating Expenses to  Average
  Net Assets After Expense Reductions(%)         1.87(d)       1.87        1.91(d)      0.87(d)           0.89(d)
Ratio of Net Investment Income
  to Average Net Assets (%)                     (0.01)(d)     (0.52)       0.04(d)      0.48(d)           0.98(d)
Portfolio Turnover Rate (%)                       202           206         137          206               137
Net Assets, End of Period (000,000)               $2             $9          $6          $15                13


     (a)  Commencement of operations.
     (b) Per share net investment loss has been calculated using the average shares outstanding during the period.
     (c) A contingent deferred sales charge is not reflected in total return calculations of Class C shares. Periods less than one year are not annualized.
     (d)  Computed on an annualized basis.


                See accompanying notes to financial statements.
                                                                              13

                         NOTES TO FINANCIAL STATEMENTS
================================================================================

For the Six Months Ended June 30, 2000
(unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES. The Fund is a Series of Nvest Funds Trust I, a Massachusetts business trust (the "Trust"), and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Fund seeks long-term growth of capital through investment in equity securities of companies whose earnings are expected to grow at a faster rate than the United States economy. The Declaration of Trust permits the Trustees to issue an unlimited number of shares of the Trust in multiple series (each such series is a "Fund").

The Fund offers Class A, Class B, Class C and Class Y shares. Class A shares are sold with a maximum front end sales charge of 5.75%. Class B shares do not pay a front end sales charge, but pay a higher ongoing distribution fee than Class A shares for eight years (at which point they automatically convert to Class A shares), and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase (or five years if purchased before May 1, 1997). Class C shares do not pay a front end sales charge and do not convert to any class of shares, but they do pay a higher ongoing distribution fee than Class A shares and may be subject to a contingent deferred sales charge if those shares are redeemed within one year. Class Y shares do not pay a front end sales charge, a contingent deferred sales charge or distribution fees. They are intended for institutional investors with a minimum of $1,000,000 to invest. Expenses of the Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees applicable to such class), and votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of the Fund, if the Fund were liquidated. In addition, the Trustees approve separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States for investment companies. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates

A. SECURITY VALUATION. Equity securities are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees, which service provides the last reported sale price for securities listed on an applicable securities exchange or on the NASDAQ national market system, or, if no sale was reported and in the case of over-the-counter securities not so listed, the last reported bid price. Short-term obligations with a remaining maturity of less than sixty days are stated at amortized cost, which approximates market value. All other securities and assets are valued at their fair value as determined in good faith by the Fund's adviser under the supervision of the Fund's Trustees.

B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME. Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Interest income for the Fund is increased by the accretion of discount. In determining net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

================================================================================

For the Six Months Ended June 30, 2000
(unaudited)


C. FEDERAL INCOME TAXES. The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders all of its income and any net realized capital gains, at least annually. Accordingly, no provision for federal income tax has been made.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for distributions from real estate investment trusts. Permanent book and tax basis differences will result in reclassification to the capital accounts.

E. REPURCHASE AGREEMENTS. The Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is the Fund's policy that the market value of the collateral be at least equal to 100% of the repurchase price including interest. The Fund's adviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

2. PURCHASES AND SALES OF SECURITIES. For the six months ended June 30, 2000 purchases and sales of securities (excluding short-term investments) were $2,547,939,188 and $2,746,190,008 respectively.

3A. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES. During the six months ended June 30, 2000, the Fund incurred management fees payable to its investment adviser, Capital Growth Management, L.P. ("Capital Growth Management"). Capital Growth Management is an affiliate of Nvest Companies, L.P. ("Nvest"), which is a subsidiary of Metropolitan Life Insurance Company (see
Note 6). The management agreement in effect during the six months ended June 30, 2000 provided for fees as set forth below:

       FEES EARNED      ANNUAL PERCENTAGE RATE    ANNUAL NET ASSET VALUE LEVELS
--------------------------------------------------------------------------------
        $6,254,261              0.750%            the first $200 million
                                0.700%            the next $300 million
                                0.650%            the next $1,500 million
                                0.600%            the excess over $2 billion

The effective annualized management fee for the six months ended June 30, 2000 was 0.67%.

B. ACCOUNTING AND ADMINISTRATIVE EXPENSE. Nvest Services Company, Inc. ("NSC") is a wholly owned subsidiary of Nvest and performs certain accounting and administrative services for the Fund. The Fund pays NSC a group fee for these services equal to the annual rate of 0.035% of the first $5 billion of Nvest Funds' average daily net assets, 0.0325% of the next $5 billion of the Nvest Funds' average daily net assets, and 0.03% of the Nvest Funds' average daily net assets in excess of $10 billion. For the six months ended June 30, 2000, these expenses amounted to $363,498 and are shown separately in the financial statements as accounting and administrative. The effective annualized accounting and administrative expense was 0.034%.

================================================================================

For the Six Months Ended June 30, 2000
(unaudited)


C. TRANSFER AGENT FEES. NSC is the transfer and shareholder servicing agent for the Fund and Boston Financial Data Services ("BFDS") serves as a sub-transfer agent for the Fund. NSC receives account fees for Class A, Class B and Class C shareholder accounts. NSC and BFDS are also reimbursed by the Fund for out-of-pocket expenses. NSC receives account fees for Class A, Class B and Class C shareholder accounts. Class Y shares bear a transfer agent fee 0.1% of average daily net assets. For the six months ended June 30, 2000, the Fund paid NSC $1,083,854 as compensation for its services in that capacity.

D. SERVICE AND DISTRIBUTION FEES. Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Service Plan relating to the Fund's Class A shares (the "Class A Plan") and a Service and Distribution Plan relating to the Fund's Class B and Class C shares (the "Class B and Class C Plans").

Under the Class A Plan, the Fund pays Nvest Funds Distributor, L.P. ("Nvest Funds"), the Fund's distributor, a wholly owned subsidiary of Nvest, a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class A shares, as reimbursement for expenses (including certain payments to securities dealers, who may be affiliated with Nvest Funds) incurred by Nvest Funds in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts. For the six months ended June 30, 2000, the Fund paid Nvest Funds $2,157,086 in fees under the Class A Plan. If the expenses of Nvest Funds that are otherwise reimbursable under the Class A Plan incurred in any year exceed the amounts payable by the Fund under the Class A Plan, the unreimbursed amount (together with unreimbursed amounts from prior years) may be carried forward for reimbursement in future years in which the Class A Plan remains in effect. The amount of unreimbursed expenses as of June 30, 2000 is $2,030,882.

Under the Class B and Class C Plans, the Fund pays Nvest Funds monthly service fees at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with Nvest Funds) incurred by Nvest Funds in providing personal services to investors in Class B and Class C shares and/or the maintenance of shareholder accounts. For the six months ended June 30, 2000, the Fund paid Nvest Funds $155,517 and $8,370 in service fees under the Class B and Class C plans, respectively.

Also under the Class B and Class C Plans, the Fund pays Nvest Funds a monthly distribution fee at the annual rate of 0.75% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with Nvest Funds) incurred by Nvest Funds in connection with the marketing or sale of Class B and Class C shares. For the six months ended June 30, 2000, the Fund paid Nvest Funds $466,551 and $25,112 in distribution fees under the Class B and Class C plans, respectively.

Commissions (including contingent deferred sales charges) on Fund shares paid to Nvest Funds by investors in shares of the Fund during the six months ended June 30, 2000, amounted to $1,188,909.

E. TRUSTEES FEES AND EXPENSES. The Fund does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of Nvest Funds Management, L.P., Nvest Funds, Nvest, NSC or their affiliates.

================================================================================

For the Six Months Ended June 30, 2000
(unaudited)


Each other Trustee receives a retainer fee at the annual rate of $40,000 and meeting attendance fees of $3,500 for each meeting of the Board of Trustees attended. Each committee member receives an additional retainer fee at the annual rate of $6,000 while each committee chairman receives a retainer fee (beyond the $6,000 fee) at the annual rate of $4,000. These fees are allocated to the various Nvest Funds based on a formula that takes into account, among other factors, the relative net assets of each fund.

A deferred compensation plan is available to the Trustees on a voluntary basis. Each participating trustee will receive an amount equal to the value that such deferred compensation would have been, had it been invested in the Fund or certain other Nvest Funds on the normal payment date. Deferred amounts remain in the Fund until distributed in accordance with the Plan.

4. CAPITAL SHARES. At June 30, 2000, there was an unlimited number of shares of beneficial interest authorized, divided into four classes, Class A, Class B, Class C and Class Y. Transactions in capital shares were as follows:


                                                                               YEAR ENDED               SIX MONTHS ENDED
                                                                            DECEMBER 31, 1999             JUNE 30, 2000
----------------------------------------------------------------------------------------------------------------------------
CLASS A                                                                   SHARES        AMOUNT           SHARES      AMOUNT
Shares sold                                                             18,434,322   $213,507,329     4,473,669   $ 48,009,923
Shares issued in connection with the reinvestment of:
   Distributions from net realized gain                                 26,795,700    275,995,710             0              0
                                                                        ----------    -----------             -              -
                                                                        45,230,022    489,503,039     4,473,669     48,009,923
Shares repurchased                                                      (35,860,181) (413,701,486)   (21,161,669) (228,878,835)
                                                                        -----------  ------------    -----------  ------------
Net increase (decrease)                                                  9,369,841   $ 75,801,553    (16,688,000)$(180,868,912)
                                                                         ---------   ------------    -----------  -------------


                                                                               YEAR ENDED               SIX MONTHS ENDED
                                                                            DECEMBER 31, 1999             JUNE 30, 2000
----------------------------------------------------------------------------------------------------------------------------
CLASS B                                                                   SHARES        AMOUNT           SHARES      AMOUNT
Shares sold                                                              6,618,990   $ 75,011,147     1,189,235   $ 12,416,486
Shares issued in connection with the reinvestment of:
   Distributions from net realized gain                                  1,918,125     19,181,257             0              0
                                                                         ---------     ----------             -              -
                                                                         8,537,115     94,192,404     1,189,235     12,416,486
Shares repurchased                                                      (2,578,844)   (29,179,794)   (2,363,737)   (24,899,038)
                                                                        ----------    -----------    ----------    -----------
Net increase (decrease)                                                  5,958,271   $ 65,012,610    (1,174,502)  $(12,482,552)
                                                                         ---------   ------------    ----------   ------------


                                                                               YEAR ENDED               SIX MONTHS ENDED
                                                                            DECEMBER 31, 1999             JUNE 30, 2000
----------------------------------------------------------------------------------------------------------------------------
CLASS C                                                                   SHARES        AMOUNT           SHARES      AMOUNT
Shares sold                                                                734,168   $  8,233,147        74,454   $    776,992
Shares issued in connection with the reinvestment of:
   Distributions from net realized gain                                     79,732        797,323             0              0
                                                                            ------        -------             -              -

                                                                           813,900      9,119,470        74,454        776,992
Shares repurchased                                                        (175,788)    (1,978,356)     (306,973)    (3,155,993)
                                                                          --------     ----------      --------     ----------
Net increase (decrease)                                                    638,112   $  7,141,114      (232,519)  $ (2,379,001)
                                                                           -------   ------------      --------   ------------



                    NOTES TO FINANCIAL STATEMENTS - CONTINUED
================================================================================

For the Six Months Ended June 30, 2000
(unaudited)


                                                                               YEAR ENDED               SIX MONTHS ENDED
                                                                            DECEMBER 31, 1999             JUNE 30, 2000
----------------------------------------------------------------------------------------------------------------------------
CLASS Y                                                                   SHARES        AMOUNT           SHARES      AMOUNT
Shares sold                                                              1,258,953   $ 14,177,783        92,564   $  1,001,867
Shares issued in connection with the reinvestment of:
Distributions from net realized gain                                       225,296      2,322,801
                                                                           -------      ---------       -------      ---------
                                                                         1,484,249     16,500,584        92,564      1,001,867
Shares repurchased                                                         (83,631)      (940,900)     (200,234)    (2,171,640)
                                                                           -------       --------      --------     ----------
Net increase (decrease)                                                  1,400,618   $ 15,559,684      (107,670)  $ (1,169,773)
                                                                         ---------   ------------      --------   ------------
Increase (decrease) derived from capital shares transactions            17,366,842   $163,514,961    (18,202,691) $(196,900,238)
                                                                        ==========   ============    ===========  =============


5. LINE OF CREDIT. The Fund along with certain other portfolios that comprise the Nvest Funds (the "Funds") participate in a $100,000,000 committed line of credit provided by Citibank, N.A. under a credit agreement (the "Agreement") dated March 3, 2000. Advances under the Agreement are taken primarily for temporary or emergency purposes. Borrowings under the Agreement bear interest at a rate tied to one of several short-term rates that may be selected from time to time. In addition, the Funds are charged a facility fee equal to 0.08% per annum on the unused portion of the line of credit. The annual cost of maintaining the line of credit and the facility fee is apportioned pro rata among the participating Funds. There were no borrowings under the line of credit during the six months ended June 30, 2000.

6. EXPENSE REDUCTIONS. The Fund has entered into agreements with brokers whereby the brokers will rebate a portion of brokerage commissions. Amounts earned by the Fund under such agreements are presented as a reduction of expenses in the Statement of Operations. For the six months ended June 30, 2000, the Fund's expenses were reduced by $120,917 under these agreements.

7. CONCENTRATION OF RISK. The Fund had the following geographic concentration in excess of 10% of its total net assets at June 30, 2000: United States 68.5%. The Fund pursues its objectives by investing in foreign securities. There are certain risks involved in investing in foreign securities which are in addition to the usual risks inherent in domestic investments. These risks include those resulting from future adverse political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions.

8. SUBSEQUENT EVENT. Nvest, L.P., and its affiliated operating partnership, Nvest Companies, L.P., have entered into an agreement for CDC Asset Management to acquire all of their outstanding partnership units. CDC Asset Management is the investment management arm of France's Caisse des Depots et Consignations, which is a major diversified financial institution. Nvest will be renamed CDC Asset Management-North America and it will continue to use the holding company structure. Nvest affiliates will retain their investment independence, brand names, management and operating autonomy. The transaction will not affect daily operations of the Nvest Funds or the investment management activities of the Funds' investment advisers or subadvisers.

Consummation of the transaction with CDC is subject to a number of contingencies, including regulatory approvals and approval of the unitholders of Nvest, L.P. and Nvest Companies L.P. Under the rules for mutual funds the transaction may result in a change of control for the Nvest affiliates. Consequently, it is anticipated that the Nvest affiliates will seek approval of new agreements from the Board of Trustees and shareholders prior to the consummation of the transaction. The transaction is expected to close in the fourth quarter of 2000.

                            NVEST EQUITY INCOME FUND

                   Supplement dated August 21, 2000 to Nvest
           Stock Funds Prospectus Class A, B and C dated May 1, 2000

Effective August 1, 2000, Margaret Buescher is the sole portfolio manager for the Fund.

================================================================================
                             REGULAR INVESTING PAYS

                                           FIVE GOOD REASONS TO INVEST REGULARLY
--------------------------------------------------------------------------------

1.   It's an easy way to build assets.
2.   It's convenient and effortless.
3.   It requires a low minimum to get started.
4. It can help you reach important long-term goals like financing retirement or college funding.
5.   It can help you benefit from the ups and downs of the market.

With Investment Builder, Nvest Funds' automatic investment program, you can invest as little as $100 a month in your Nvest fund automatically -- without even writing a check. And, as you can see from the chart below, your monthly investments can really add up over time.

                                                  THE POWER OF MONTHLY INVESTING

[A CHART THAT SHOWS INVESTMENTS OVER A 20 YEAR SPAN]


                  100            $200            $500
25 Years        $91,236        $182,472        $456,181


Assumes an 8% fixed rate of return compounded monthly and does not allow for taxes. Results are not indicative of the past or future results of any Nvest Funds. The value and return on Nvest Funds fluctuate with changing market conditions.

This program cannot assure a profit nor protect against a loss in a declining market. It does, however, ensure that you buy more shares when the price is low and fewer shares when the price is high. Because this program involves continuous investment in securities regardless of fluctuating prices, investors should consider their financial ability to continue purchases during periods of high or low prices.

You can start an Investment Builder program with your current Nvest Funds account. To open an Investment Builder account today, call your financial representative or Nvest Funds at 800-225-5478.

Please call Nvest Funds for a prospectus, which contains more information, including charges and other ongoing expenses. Please read prospectus carefully before you invest.

                                  NVEST FUNDS
================================================================================

     LARGE-CAP EQUITY FUNDS                     GLOBAL/INTERNATIONAL EQUITY
      Capital Growth Fund                           Star Worldwide Fund
      Kobrick Growth Fund                        International Equity Fund
          Growth Fund
     Growth and Income Fund                        CORPORATE INCOME FUNDS
         Balanced Fund                        Short Term Corporate Income Fund
        Star Value Fund                                Bond Income Fund
                                                      High Income Fund
     ALL-CAP EQUITY FUNDS                          Strategic Income Fund
      Star Advisers Fund
     Kobrick Capital Fund
        Bullseye Fund                             GOVERNMENT INCOME FUNDS
      Equity Income Fund                     Limited Term U.S. Government Fund
                                                 Government Securities Fund
     SMALL-CAP EQUITY FUNDS
      Star Small Cap Fund                           MONEY MARKET FUNDS*
  Kobrick Emerging Growth Fund                     Cash Management Trust
                                               Tax Exempt Money Market Trust
                                              *Investments in the money market
                                                funds are not insured or
                                               gauranteed by the FDIC or any
                                                    government agency.


                             TAX-FREE INCOME FUNDS
                             Municipal Income Fund
                           Intermediate Term Tax Free
                               Fund of California
                       Massachusetts Tax Free Income Fund

To learn more, and for a free prospectus, contact your financial representative.

                    VISIT OUR WEB SITE AT WWW.NVESTFUNDS.COM
                         Nvest Funds Distributor, L.P.
                              399 Boylston Street
                                Boston, MA 02116
                             Toll Free 800-225-5478

 This material is authorized for distribution to prospective investors when it is preceded or accompanied by the Fund's current prospectus, which contains information about distribution charges, management and other items of interest.
    Investors are advised to read the prospectus carefully before investing.

Nvest Funds Distributor, L.P., and other firms selling shares of Nvest Funds are members of the National Association of Securities Dealers, Inc. (NASD). As a service to investors, the NASD has asked that we inform you of the availability of a brochure on its Public Disclosure Program. The program provides access to information about securities firms and their representatives. Investors may obtain a copy by contacting the NASD at 800-289-9999 or by visiting their Web site at www.NASDR.com.

[Nvest Funds Logo appears here]

GF58-0600

Printed On Recycled Paper

                                SEMIANNUAL REPORT

================================================================================

[LOGO] Nvest Funds(SM)
       Where The Best Minds Meet(R)

--------------------------------------------------------------------------------

                                                     Nvest Capital Growth Fund


                                                               Where
                                                             The Best
                                                           Minds Meet(R)




-----------------
  June 30, 2000
-----------------

                              PRESIDENT'S MESSAGE

================================================================================

                                                                     August 2000
--------------------------------------------------------------------------------


[PHOTO]
John T. Hailer
President and Chief
Executive Officer
Nvest Funds

"No matter how you react to shifting markets, don't let short-term events derail your long-range program. Consult your financial representative before you make any changes."

In an effort to protect the U.S. economy from the specter of renewed inflation, the Federal Reserve Board has raised interest rates six times in the past 12 months -- three times during the first six months of 2000. Because higher interest rates cut into corporate profits and make financial assets less attractive, the markets have been undergoing a period of heightened volatility.

Your choice of investment tools

Investors react to volatility in different ways. Some seek safer harbors; others define risk as opportunity and add selectively to their portfolios. Regardless of which type of investor you may resemble, remember that Nvest funds cover a wide spectrum of investments, from conservative to aggressive. These include a comprehensive family of equity and fixed-income funds that may complement your current holdings, as well as funds that combine different investment styles in a single portfolio.

For example, Nvest Star funds' multi-manager approach can help you through periods of market volatility by offering you greater diversification than single-manager funds. Each Nvest Star fund is composed of four separate segments run by managers with distinct investment disciplines -- a strategy that allows investors to benefit from different investment styles and diversified portfolio holdings, seeking superior long-term results with reduced risk. We search for the strongest candidates to manage each segment, using approaches that complement one another in varying market conditions.

No matter how you react to shifting markets, don't let short-term events derail your long-range program. Consult your financial representative before you make any changes.

Nvest is poised for global growth

As you may know, Nvest Companies is under agreement to be acquired by CDC Asset Management, a leading French institutional money management company and a major global financial institution. CDC's expertise in European stock and bond markets will be a resource for the premier U.S. investment management teams who manage our funds. Nvest Funds will continue to operate independently, but with broader resources to bring you attractive, innovative products and services. Since your vote will be required, you will receive proxy information in September. In the meantime, if you would like more information, you are welcome to call your financial representative or us, or visit our web site, www.nvestfunds.com.

                                                              /s/ John T. Hailer


--------------------------------------------------------------------------------
 NOT FDIC INSURED             MAY LOSE VALUE           NO BANK GUARANTEE
--------------------------------------------------------------------------------

                           NVEST CAPITAL GROWTH FUND

================================================================================

                                        Investment Results Through June 30, 2000
--------------------------------------------------------------------------------

Putting Performance in Perspective

The charts comparing Nvest Capital Growth Fund's performance to a benchmark index provide you with a general sense of how your Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. Your Fund's total return for the period shown below appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. In addition, few investors could purchase all of the securities necessary to match the index and would incur transaction costs and other expenses, even if they could.

                                Growth of a $10,000 Investment in Class A Shares

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                   August 1992 (inception) Through June 2000

                       NAV          MSC     Russell 1000 Growth
        ---------------------------------------------------------
         6/00        36,898        34,775        47,855
         6/99        30,138        28,405        39,032
         6/98        25,957        24,464        30,671
         6/97        20,899        19,697        23,343
         6/96        17,779        16,757        17,773
         6/95        14,838        13,985        13,906
         6/94        11,329        10,678        10,655
         6/93        11,952        11,265        10,684
         6/92        10,000         9,425        10,000


This illustration represents past performance and does not guarantee future results. Share price and return will vary and you may have a gain or loss when you sell your shares. Other classes of shares are available for which performance, fees, and expenses will differ. All results include reinvestment of dividends and capital gains.

                           NVEST CAPITAL GROWTH FUND

================================================================================

                                         Average Annual Total Returns -- 6/30/00
--------------------------------------------------------------------------------

     Class A (Inception 8/3/92)        6 Months             1 Year               5 Years         Since Inception
     Net Asset Value(1)                   4.68%              22.29%               20.20%              17.94%
     With Maximum Sales Charge(2)        -1.32               15.24                18.79               17.07
---------------------------------------------------------------------------------------------------------------
     Class B (Inception 9/13/93)       6 Months             1 Year               5 Years         Since Inception
     Net Asset Value(1)                   4.32%              21.38%               19.20%              17.10%
     With CDSC(3)                        -0.68               16.38                19.00               17.10
---------------------------------------------------------------------------------------------------------------
     Class C (Inception 12/30/94)      6 Months             1 Year               5 Years         Since Inception
     Net Asset Value(1)                   4.51%              21.61%               19.23%              21.32%
     With CDSC(3)                         3.46               20.61                19.23               21.32
---------------------------------------------------------------------------------------------------------------

                                                                                 Since       Since        Since
                                                                                 Fund's      Fund's       Fund's
                                                                                 Class A     Class B      Class C
     Comparative Performance               6 Months      1 Year     5 Years      Inception   Inception    Inception
     Russell 1000 Growth(4)                  4.23%       25.66%      28.67%       21.88%      23.37%      30.05%
     Morningstar Large Growth Average(5)     3.07        27.19       24.93        20.70       21.63       27.24
     Lipper Multi-Cap Growth Avg.(6)         6.47        45.76       26.00        20.96       21.84       27.52
-------------------------------------------------------------------------------------------------------------------

Notes to Charts

These returns represent past performance and do not guarantee future results. Share price and returns will vary and you may have a gain or loss when you sell your shares. Recent returns may be higher or lower than those shown. Class Y shares are available to certain institutional investors only.

(1) These results include reinvestment of any dividends and capital gains, but do not include a sales charge.

(2) These results include reinvestment of any dividends and capital gains, and the maximum sales charge of 5.75%.

(3) These results include reinvestment of any dividends and capital gains. Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge applied when you sell shares. Class C share performance assumes a 1.00% CDSC when you sell shares within one year of purchase.

(4) Russell 1000 Growth Index is an unmanaged index measuring the performance of the largest 1000 U.S. companies within the Russell 3000 selected for their-growth orientation. You may not invest directly in an index. Class A since-inception return is calculated from 7/31/92. Class B since-inception return is calculated from 9/30/93.

(5) Morningstar Large Growth Average is the average performance without sales charges of funds with similar investment objectives as calculated by Morningstar, Inc. Class A since-inception return is calculated from 7/31/92. Class B since-inception return is calculated from 9/30/93.

(6) Lipper Multi-Cap Growth Average is the average performance without sales charges of all mutual funds with a similar investment style or objective as determined by Lipper Inc. Class A since-inception return is calculated from 7/31/92. Class B since-inception return is calculated from 9/30/93.

                            NVEST CAPITAL GROWTH FUND

================================================================================

                                           Interview with Your Portfolio Manager
--------------------------------------------------------------------------------

[PHOTO]

Gerald Scriver
Westpeak Investment
Advisors, L.P.

Q.   How did Nvest Capital Growth Fund perform during the first half of 2000?

For the six months ended June 30, 2000, the return on Class A shares of Nvest Capital Growth Fund was 4.68% based on net asset value. For the same period, the return on the Fund's benchmark, the Russell 1000 Growth Index, was 4.23%.

Q.   What was the investment environment like during the period?

During the first few months of 2000, leadership in the market was provided by the stocks of high-growth technology firms selling at extremely high valuations -- a trend that had been in place for about a year and a half. Stocks with strong price momentum soared to high price/earning ratios (p/e ratios) -- a measure of whether a company's stock price is high or low relative to its earnings. These so-called "new economy" stocks have been extremely popular among investors, despite their volatility and the fact that many of them had little or no current earnings. Many had reached p/e ratios of 100 times earnings, or more, driving the market indices to new highs.

Early in March the market shifted, and high-technology stocks, as a group, plunged in value. In their place, "old economy" stocks selling at much lower p/e ratios came back into vogue, reflecting their strong fundamentals. By June, growth stocks in the technology sector were experiencing a tentative recovery, as investors began to buy back issues that were selling below their peaks. However, we believe this sector of the market is still overvalued.

Q.   How did you position the Fund in response to these events?

As the year began, we believed the market's extreme enthusiasm for high-growth technology shares was nearing an end. Consequently, we constructed a portfolio of growth stocks offering attractive valuations and below-average volatility. The average stock in the Nvest Capital Growth Fund had a p/e ratio of 29 times earnings as of the end of June. Although this is on the high side for the Fund, historically, it is much lower than the average p/e of the Russell 1000 Growth Index,

                            NVEST CAPITAL GROWTH FUND

================================================================================

--------------------------------------------------------------------------------

which was selling at nearly 36 times earnings for the same period. Your Fund was able to remain close to its benchmark despite its relatively conservative positioning, because of the superior prospects of the individual stocks we selected.

In addition to its lower average p/e, Nvest Capital Growth Fund had less emphasis on technology stocks than the Russell 1000 Growth Index during the first half of the year, and a greater emphasis on financial services firms and other companies that are sensitive to interest rates. The portfolio featured stocks of such major pharmaceutical companies as Johnson & Johnson (a worldwide supplier of health-care products with a 100-year record of growth), Pfizer (whose product line includes the fast-selling drug Viagra) and Merck (also a world leader in pharmaceuticals, with 14 new medicines launched in the past four years). During the second quarter of 2000, when high-tech stocks were experiencing reversals, both finance and pharmaceutical stocks fared well because they offered better value, less volatility and the promise of steady earnings gains.

                       Top 10 Portfolio Holdings -- 6/30/00
                                                       % of
                   Company                          Net Assets
                 ---------------------------------------------
                   1.  General Electric Co.             8.1
                 ---------------------------------------------
                   2.  Intel Corp.                      6.0
                 ---------------------------------------------
                   3.  Cisco Systems, Inc.              5.7
                 ---------------------------------------------
                   4.  Microsoft Corp.                  3.9
                 ---------------------------------------------
                   5.  Sun Microsystems, Inc.           3.5
                 ---------------------------------------------
                   6.  Pfizer, Inc.                     3.5
                 ---------------------------------------------
                   7.  Texas Instruments, Inc.          3.0
                 ---------------------------------------------
                   8.  Applied Materials, Inc.          2.5
                 ---------------------------------------------
                   9.  Johnson & Johnson, Inc.          2.4
                 ---------------------------------------------
                  10.  Oracle Corp.                     2.3
                 ---------------------------------------------

               Portfolio holdings and asset allocation will vary.

Q.   Which investments affected performance the most, positively or negatively?

Within the growth universe, stocks that started with relatively low valuations performed the best. Nvest Capital Growth Fund's top performers included financial services companies and the pharmaceutical firms mentioned before, as well as lesser known IVAX Corporation, a holding company for several businesses that develop and market pharmaceuticals, including the oncology medication Paxene. The Fund's other performance leaders during the period included MGM Grand (a leading operator of gambling resorts and casinos that enjoyed sales growth of nearly 80% in 1999), and ADC Telecommunications (which makes systems that improve the rate at which voice, data and video signals are transmitted).

                            NVEST CAPITAL GROWTH FUND

================================================================================

--------------------------------------------------------------------------------

Worst performers during the first half of 2000 included technology stocks that had done well for the Fund during the exuberant market period that led up to the reversal in March. Most of these laggards were Internet-related. Examples include RealNetworks, Adaptec, and Advanced Digital Information, all of which we sold.

Q.   What is your current outlook?

We look for a continuation of the overall trend away from high-priced technology stocks and toward the value end of the market. If interest rates stay roughly at current levels, we think the market will continue to shift away from a speculative bias, back toward more traditional methods of rewarding stocks that have positive fundamentals with higher valuations.

Growth stocks currently selling at high p/e ratios -- especially those that have yet to post any earnings -- appear risky, even though the companies might have attractive growth rates. Consequently, we are maintaining Nvest Capital Growth Fund's emphasis on stocks that offer appealing valuations, solid earnings growth, and the potential to post positive earnings surprises. These should provide appreciation potential over the long term, with less volatility than the market as a whole.

This portfolio manager's commentary reflects the conditions and actions taken during the reporting period, which are subject to change. A shift in opinion may result in strategic and other portfolio changes.

Nvest Capital Growth Fund invests primarily in growth stocks, which are generally more sensitive to market movements because their stock prices are based on future expectations. From time to time it may also invest a portion of assets in small-cap companies, which are more volatile than the overall market. These risks affect the value of your investment. See a prospectus for details. Frequent portfolio turnover may increase your risk of greater tax liability, which could lower your return from this fund.

                             PORTFOLIO COMPOSITION

================================================================================

Investments as of June 30, 2000
(unaudited)

Common Stock -- 98.0% of Total Net Assets

  Shares       Description                                           Value (a)
--------------------------------------------------------------------------------
               Aerospace -- 0.6%
     39,100    Boeing Co.......................................    $   1,634,869
                                                                   -------------
               Banks -- 0.4%
     19,500    Citigroup, Inc............. ....................        1,174,875
                                                                   -------------
               Chemicals -- 0.2%
     19,800    Cabot Corp......................................          539,550
                                                                   -------------
               Computer Hardware -- 12.7%
     27,600    Advanced Digital Information Corp...............          439,875
     23,700    Cabletron Systems, Inc.(c)......................          598,425
    247,200    Cisco Systems, Inc.(c)..........................       15,712,650
     46,200    EMC Corp.(c)....................................        3,554,513
     36,200    Hewlett-Packard Co..............................        4,520,475
      8,000    SanDisk Corp.(c)................................          489,500
    105,100    Sun Microsystems, Inc.(c).......................        9,557,531
                                                                   -------------
                                                                      34,872,969
                                                                   -------------
               Computer Software -- 3.3%
     58,400    BEA Systems, Inc. ..............................        2,887,150
     51,900    International Business Machines Corp. ..........        5,686,294
      4,850    VERITAS Software Corp.(c) ......................          548,126
                                                                   -------------
                                                                       9,121,570
                                                                   -------------
               Computer Software & Services -- 7.4%
      9,400    Adobe Systems, Inc. ............................        1,222,000
     66,300    Citrix Systems, Inc.(c) ........................        1,255,556
     18,500    Computer Associates International, Inc. ........          946,969
    134,900    Microsoft Corp. (c) ............................       10,792,000
     73,600    Oracle Corp.(c) ................................        6,187,000
                                                                   -------------
                                                                      20,403,525
                                                                   -------------
               Drugs -- 13.2%
     78,900    Allergan, Inc. .................................        5,878,050
     34,900    Amgen, Inc.(c) .................................        2,451,725
     18,300    Andrx Corp. ....................................        1,169,770
     38,700    Bristol-Myers Squibb Co. .......................        2,254,275
      7,900    Cardinal Health, Inc. ..........................          584,600
     77,300    IVAX Corp.(c) ..................................        3,207,950
    102,300    Jones Pharma, Inc. .............................        4,085,606
     14,700    King Pharmaceuticals, Inc. .....................          644,963
     45,800    Merck & Co. ....................................        3,509,425
    197,550    Pfizer, Inc. ...................................        9,482,400
     58,400    Schering-Plough Corp. ..........................        2,949,200
                                                                   -------------
                                                                      36,217,964
                                                                   -------------
               Electronics -- 9.3%
      9,100    ADC Telecommunications, Inc.(c) ................          763,263
      9,400    ADTRAN, Inc.(c) ................................          562,825
     17,300    Advanced Fibre Communications, Inc.(c) .........          783,906
     13,806    Agilent Technologies, Inc.(c) ..................        1,018,193


6              See accompanying notes to financial statements.

================================================================================

Investments as of June 30, 2000
(unaudited)

Common Stock -- continued

  Shares       Description                                           Value (a)
--------------------------------------------------------------------------------
               Electronics -- continued
     34,000    Amphenol Corp. .................................    $   2,250,375
     69,600    AVX Corp. ......................................        1,596,450
     10,600    Broadcom Corp., Class A (c) ....................        2,320,737
      3,900    Ciena Corp.(c) .................................          650,081
     19,700    Commscope, Inc.(c) .............................          807,700
      8,800    Comverse Technology, Inc.(c) ...................          818,400
     20,300    Copper Mountain Networks, Inc.(c) ..............        1,788,937
      4,200    Corning, Inc. ..................................        1,133,475
     85,600    KEMET Corp.(c) .................................        2,145,350
     10,600    KLA-Tencor Corp.(c) ............................          620,763
     82,400    Lucent Technologies, Inc. ......................        4,882,200
     13,300    Motorola, Inc. .................................          386,531
     19,000    Solectron Corp. (c) ............................          795,625
     10,500    Teradyne, Inc. .................................          771,750
     40,000    Vishay Intertechnology, Inc. ...................        1,517,500
                                                                   -------------
                                                                      25,614,061
                                                                   -------------
               Financial Services -- 2.2%
     72,100    Fannie Mae .....................................        3,762,719
     53,300    Federal Home Loan Mortgage Corp. ...............        2,158,650
                                                                   -------------
                                                                       5,921,369
                                                                   -------------
               Food & Beverages -- 2.0%
    156,300    International Home Foods, Inc.(c) ..............        3,272,531
     17,000    PepsiCo, Inc. ..................................          755,438
     35,600    Sysco Corp. ....................................        1,499,650
                                                                   -------------
                                                                       5,527,619
                                                                   -------------
               Health Care-Products -- 3.9%
     23,200    Beckman Coulter, Inc. ..........................        1,354,300
     64,200    Johnson & Johnson, Inc. ........................        6,540,375
     36,900    Patterson Dental Co. ...........................        1,881,900
      6,800    Waters Corp.(c) ................................          848,725
                                                                   -------------
                                                                      10,625,300
                                                                   -------------
               Health Care-Services -- 1.3%
     18,400    First Health Group Corp.(c) ....................          603,750
     35,800    UnitedHealth Group, Inc. .......................        3,069,850
                                                                   -------------
                                                                       3,673,600
                                                                   -------------
               Hotels & Restaurants -- 0.5%
     43,900    MGM Grand, Inc.(c)                                      1,410,287
                                                                   -------------
               Industrial Services -- 0.4%
     31,200    Manpower, Inc. .................................          998,400
                                                                   -------------
               Information Services -- 1.7%
     50,100    Electronic Data Systems Corp. ..................        2,066,625
     63,800    TeleTech Holdings, Inc. (c) ....................        1,981,787


           See accompanying notes to financial statements.                     7

================================================================================

Investments as of June 30, 2000
(unaudited)

Common Stock -- continued

  Shares       Description                                           Value (a)
--------------------------------------------------------------------------------
               Information Services -- continued
     15,400    True North Communications ......................    $     677,600
                                                                   -------------
                                                                       4,726,012
                                                                   -------------
               Internet -- 3.2%
     67,200    America Online, Inc.(c) ........................        3,544,800
     33,200    InfoSpace.com, Inc. ............................        1,834,300
     15,800    Juniper Networks, Inc. .........................        2,299,887
      9,100    Yahoo!, Inc. ...................................        1,127,263
                                                                   -------------
                                                                       8,806,250
                                                                   -------------
               Manufacturing - Diversified -- 8.1%
    419,300    General Electric Co. ...........................       22,222,900
                                                                   -------------
               Oil-Refining & Distribution -- 0.5%
     55,200    USX-Marathon Group, Inc. .......................        1,383,450
                                                                   -------------
               Oil Services -- 0.5%
     31,600    Noble Drilling(c) ..............................        1,301,525
                                                                   -------------
               Property & Casualty Insurance -- 1.0%
     54,100    Radian Group, Inc.(c) ..........................        2,799,675
                                                                   -------------
               Railroads & Equipment -- 0.6%
     39,100    Florida East Coast Industries, Inc. ............        1,564,000
                                                                   -------------
               Restaurants -- 0.2%
     19,400    Brinker International, Inc.(c) .................          567,450
                                                                   -------------
               Retail-Clothing -- 0.5%
     19,600    Gap, Inc. ......................................          612,500
     39,200    Limited, Inc. ..................................          847,700
                                                                   -------------
                                                                       1,460,200
                                                                   -------------
               Retail-Department Store -- 3.1%
     50,400    Target Corp. ...................................        2,923,200
     96,700    Wal-Mart Stores, Inc. ..........................        5,572,337
                                                                   -------------
                                                                       8,495,537
                                                                   -------------
               Retail-Specialty -- 2.6%
     96,750    Home Depot, Inc. ...............................        4,831,453
     17,400    Lowe's Co., Inc. ...............................          714,488
      8,100    Tiffany & Co. ..................................          546,750
     25,400    Zale Corp.(c) ..................................          927,100
                                                                   -------------
                                                                       7,019,791
                                                                   -------------
               Securities & Asset Management -- 3.3%
     11,700    Eaton Vance Corp. ..............................          541,125
     41,700    Franklin Resources, Inc. .......................        1,266,638
     20,900    Lehman Brothers Holdings, Inc. .................        1,976,356
     62,700    Morgan Stanley Dean Witter & Co. ...............        5,219,775
                                                                   -------------
                                                                       9,003,894
                                                                   -------------
               Semiconductors -- 15.0%
     75,000    Applied Materials, Inc.(c) .....................        6,796,875


8              See accompanying notes to financial statements.

================================================================================

Investments as of June 30, 2000
(unaudited)

Common Stock -- continued

  Shares       Description                                           Value (a)
--------------------------------------------------------------------------------
               Semiconductors -- continued
      9,800    Applied Micro Circuits Corp. (c) ...............    $     967,750
     18,700    Burr Brown, (Rights) (c) .......................        1,621,056
     66,000    Dallas Semiconductor Corp. .....................        2,689,500
    122,800    Intel Corp. ....................................       16,416,825
     19,600    JDS Uniphase Corp. .............................        2,349,550
    119,800    Texas Instruments, Inc. ........................        8,228,762
     26,700    Xilinx, Inc. (c) ...............................        2,204,419
                                                                   -------------
                                                                      41,274,737
                                                                   -------------
               Telecommunications -- 0.3%
     25,500    BroadWing, Inc. (c) ............................          661,406
                                                                   -------------
               Total Common Stock
                    (Identified Cost $198,311,518) ............      269,022,785
                                                                   -------------

Short Term Investment -- 2.0%

  Principal
   Amount
--------------------------------------------------------------------------------
$ 5,638,000    Repurchase Agreement with State Street Bank
               and Trust Co. dated 6/30/00 at 5.25% to be
               repurchased at $5,640,467 on 7/03/00,
               collateralized by $5,670,000 U.S. Treasury
               Bond, at 5.125%, due 8/31/00 valued at
               $5,755,050 .....................................        5,638,000
                                                                   -------------
               Total Short Term Investment
                    (Identified Cost $5,638,000) ..............        5,638,000
                                                                   -------------
               Total Investments-- 100.0%
                    (Identified Cost $203,949,518)(b) .........      274,660,785
               Other assets less liabilities ..................          (36,085)
                                                                   -------------
               Total Net Assets-- 100% ........................    $ 274,624,700
                                                                   =============
     (a)  See Note 1a of Notes to Financial Statements.

     (b)  Federal Tax Information:
          At June 30, 2000 the net unrealized appreciation
          on investments based on cost of $203,949,518 for
          federal income tax purposes was as follows:
          Aggregate gross unrealized appreciation for all
          investments in which there is an excess of value
          over tax cost........................................    $  77,619,369
          Aggregate gross unrealized depreciation for all
          investments in which there is an excess of tax
          cost over value......................................       (6,908,102)
                                                                   -------------
          Net unrealized appreciation.........................     $  70,711,267
                                                                   =============
     (c)  Non-income producing security.

               See accompanying notes to financial statements.                 9

                        STATEMENT OF ASSETS & LIABILITIES

================================================================================

June 30, 2000
(unaudited)

ASSETS
   Investments at value (Identified cost $203,949,518) .........................                                    $ 274,660,785
   Cash ........................................................................                                              660
   Receivable for:
     Fund shares sold ..........................................................                                          221,457
     Dividends and interest ....................................................                                           42,686
                                                                                                                    -------------
                                                                                                                      274,925,588

LIABILITIES
   Payable for:
     Fund shares redeemed ......................................................              $     139,551
   Accrued expenses:
     Management fees ...........................................................                     16,055
     Deferred trustees' fees ...................................................                     35,120
     Accounting and administrative .............................................                     15,208
     Transfer agent ............................................................                     50,175
     Other .....................................................................                     44,779
                                                                                              -------------
                                                                                                                          300,888
                                                                                                                    -------------
NET ASSETS .....................................................................                                    $ 274,624,700
                                                                                                                    =============

   Net Assets consist of:
     Paid-in capital ...........................................................                                    $ 176,806,230
     Undistributed net investment income (loss) ................................                                       (1,372,639)
     Accumulated net realized gains (losses) ...................................                                       28,479,842
     Unrealized appreciation (depreciation) on investments .....................                                       70,711,267
                                                                                                                    -------------
NET ASSETS .....................................................................                                    $ 274,624,700
                                                                                                                    =============
   Computation of net asset value and offering price:
   Net asset value and redemption price of Class A shares
      ($195,684,715 divided by 8,178,246 shares of beneficial interest) ........                                    $       23.93
                                                                                                                    =============
   Offering price per share (100/94.25 of $23.93) ..............................                                    $       25.39*
                                                                                                                    =============
   Net asset value and offering price of Class B shares
      ($75,675,483 divided by 3,445,125 shares of beneficial interest) .........                                    $       21.97**
                                                                                                                    =============
   Net asset value and offering price of Class C shares
      ($3,264,502 divided by 148,347 shares of beneficial interest) ............                                    $       22.01**
                                                                                                                    =============

 *   Based upon single purchases of less than $50,000.
     Reduced sales charges apply for purchases in excess of this amount.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charges.

10             See accompanying notes to financial statements.

                            STATEMENT OF OPERATIONS

================================================================================

Six Months Ended June 30, 2000
(unaudited)

INVESTMENT INCOME
   Dividends ...................................................................                                   $    639,554
   Interest ....................................................................                                         73,659
   Securities lending income ...................................................                                         16,448
                                                                                                                   ------------
                                                                                                                        729,661
   Expenses
     Management fees ...........................................................              $    990,060
     Service fees - Class A ....................................................                   240,692
     Service and distribution fees - Class B ...................................                   364,993
     Service and distribution fees - Class C ...................................                    15,458
     Trustees' fees and expenses ...............................................                     8,818
     Accounting and administrative .............................................                    49,370
     Custodian and securities lending ..........................................                    62,137
     Transfer agent ............................................................                   301,292
     Audit and tax services ....................................................                    15,485
     Legal .....................................................................                     5,945
     Printing ..................................................................                    15,813
     Registration ..............................................................                    25,925
     Miscellaneous .............................................................                     5,668
                                                                                              ------------
   Total expenses before reductions ............................................                 2,101,656
   Less reductions .............................................................                   (26,614)           2,075,042
                                                                                              ------------         ------------
   Net investment income (loss) ................................................                                     (1,345,381)
                                                                                                                   ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Realized gain (loss) on investments -- net ..................................                24,481,090
   Unrealized appreciation (depreciation) on investments -- net ................               (11,008,453)
                                                                                              ------------
   Net gain (loss) on investment transactions ..................................                                     13,472,637
                                                                                                                   ------------

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS ..........................                                   $ 12,127,256
                                                                                                                   ============


               See accompanying notes to financial statements.                11

                       STATEMENT OF CHANGES IN NET ASSETS

================================================================================

(unaudited)

                                                               Year Ended       Six Months Ended
                                                               December 31,         June 30,
                                                                  1999                2000
                                                              -------------       -------------
FROM OPERATIONS
   Net investment income (loss) ........................      $  (2,012,296)      $  (1,345,381)
   Net realized gain (loss) on investments .............         35,883,311          24,481,090
   Unrealized appreciation (depreciation) on investments         22,175,104         (11,008,453)
                                                              -------------       -------------
   Increase (decrease) in net assets from operations ...         56,046,119          12,127,256
                                                              -------------       -------------

FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net realized gain on investments
     Class A ...........................................        (21,565,434)                  0
     Class B ...........................................         (8,617,664)                  0
     Class C ...........................................           (360,787)                  0
     Class Y ...........................................            (16,088)                  0
                                                              -------------       -------------
                                                                (30,559,973)                  0
                                                              -------------       -------------
INCREASE (DECREASE) IN NET ASSETS
   DERIVED FROM CAPITAL SHARE TRANSACTIONS .............         18,457,562         (16,361,956)
                                                              -------------       -------------
Total increase (decrease) in net assets ................         43,943,708          (4,234,700)

NET ASSETS
   Beginning of the period .............................        234,915,692         278,859,400
                                                              -------------       -------------
   End of the period ...................................      $ 278,859,400       $ 274,624,700
                                                              =============       =============

UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)
   End of the period ...................................      $     (27,258)      $  (1,372,639)
                                                              =============       =============

12             See accompanying notes to financial statements.

                              FINANCIAL HIGHLIGHTS

================================================================================

For a share outstanding throughout each period.
(unaudited)

                                                                                 Class A
                                           ------------------------------------------------------------------------------------
                                                                                                                    Six Months
                                                                 Year Ended December 31,                               Ended
                                           --------------------------------------------------------------------       June 30,
                                             1995           1996           1997           1998           1999           2000
                                           --------------------------------------------------------------------      ---------
Net Asset Value, Beginning
   of the Period .......................   $  15.02       $  18.41       $  19.27       $  19.95       $  20.67       $  22.86
                                           --------       --------       --------       --------       --------       --------
Income From Investment Operations
Net Investment Income (Loss) ...........      (0.11)(b)      (0.14)(c)      (0.18)(c)      (0.13)(c)      (0.13)(c)      (0.09)
Net Realized and Unrealized Gain (Loss)
  on Investments .......................       4.74           3.22           3.43           5.18           5.05           1.16
                                           --------       --------       --------       --------       --------       --------
Total From Investment Operations .......       4.63           3.08           3.25           5.05           4.92           1.07
                                           --------       --------       --------       --------       --------       --------
Less Distributions
Distributions From Net Realized
   Capital Gains .......................      (1.24)         (2.22)         (2.57)         (4.33)          2.73           0.00
                                           --------       --------       --------       --------       --------       --------
Total Distributions ....................      (1.24)         (2.22)         (2.57)         (4.33)         (2.73)          0.00
                                           --------       --------       --------       --------       --------       --------
Net Asset Value, End of the Period .....   $  18.41       $  19.27       $  19.95       $  20.67       $  22.86       $  23.93
                                           ========       ========       ========       ========       ========       ========
Total Return (%)(a) ....................       30.7           17.1           17.2           29.0           24.7            4.7
Ratio of Operating Expenses to Average
  Net Assets (%) .......................       1.61           1.50           1.45           1.46           1.39           1.36(d)
Ratio of Operating Expenses to Average
  Net Assets After
  Expense Reductions (%) ...............       1.61           1.50           1.45           1.46           1.39           1.34(d)(e)
Ratio of Net Investment Income (loss)
  to Average Net Assets (%) ............      (0.67)         (0.71)         (0.87)         (0.62)         (0.61)         (0.79)(d)
Portfolio Turnover Rate (%) ............         69             74             48            136            124             56
Net Assets, End of the Period ..........   $123,504       $141,326      $ 149,734       $175,511       $200,821       $195,685

The subadviser to the Fund prior to February 14, 1998 was Loomis Sayles & Company, L.P. Effective February 14, 1998 Westpeak Investment Advisers, L.P. became subadviser to the Fund.

(a)  A sales charge is not reflected in total return calculations.

(b) Per share net investment income (loss) does not reflect the period's reclassification of permanent differences between book and tax basis net investment income (loss). See Note 1d.

(c) Per share net investment income (loss) has been calculated using the average shares outstanding during the period.

(d)  Computed on an annualized basis.

(e) The Fund has entered into agreements with brokers whereby the brokers rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

             See accompanying notes to financial statements.                  13

                              FINANCIAL HIGHLIGHTS

================================================================================

For a share outstanding throughout each period.
(unaudited)

                                                                                     Class B
                                                ------------------------------------------------------------------------------
                                                                                                                     Six Months
                                                                     Year Ended December 31,                           Ended
                                                ---------------------------------------------------------------       June 30,
                                                  1995          1996         1997          1998          1999          2000
                                                ---------------------------------------------------------------       -------
Net Asset Value, Beginning of the Period ....   $  14.89       $ 18.09      $ 18.74       $ 19.10       $ 19.37       $ 21.06
                                                --------       -------      -------       -------       -------       -------
Income From Investment Operations
Net Investment Income (Loss) ................      (0.16)(b)     (0.28)(c)    (0.32)(c)     (0.27)(c)     (0.27)(c)     (0.16)
Net Realized and Unrealized Gain (Loss)
on Investments ..............................       4.60          3.15         3.25          4.87          4.69          1.07
                                                --------       -------      -------       -------       -------       -------
Total From Investment Operations ............       4.44          2.87         2.93          4.60          4.42          0.91
                                                --------       -------      -------       -------       -------       -------
Less Distributions
Distributions From Net Realized
   Capital Gains ............................      (1.24)        (2.22)       (2.57)        (4.33)        (2.73)         0.00
                                                --------       -------      -------       -------       -------       -------
Total Distributions .........................      (1.24)        (2.22)       (2.57)        (4.33)        (2.73)         0.00
                                                --------       -------      -------       -------       -------       -------
Net Asset Value, End of the Period ..........   $  18.09       $ 18.74      $ 19.10       $ 19.37       $ 21.06       $ 21.97
                                                ========       =======      =======       =======       =======       =======
Total Return (%)(a) .........................       29.7          16.2         15.9          28.2          23.8           4.3
Ratio of Operating Expenses to Average
   Net Assets (%) ...........................       2.36          2.25         2.20          2.21          2.14          2.11(d)
Ratio of Operating Expenses to Average
   Net Assets After Expense Reductions (%) ..       2.36          2.25         2.20          2.21          2.14          2.09(d)(e)
Ratio of Net Investment Income (loss)
   to Average Net Assets (%) ................      (1.42)        (1.46)       (1.62)        (1.37)        (1.36)         1.54(d)
Portfolio Turnover Rate (%) .................         69            74           48           136           124            56
Net Assets, End of the Period (000) .........    $26,234       $37,439      $45,546       $57,796       $74,774       $75,675

The subadviser to the Fund prior to February 14, 1998 was Loomis Sayles & Company, L.P. Effective February 14, 1998 Westpeak Investment Advisers, L.P. became subadviser to the Fund.

(a) A contingent deferred sales charge is not reflected in total return calculations.

(b) Per share net investment income (loss) does not reflect the period's reclassification of permanent differences between book and tax basis net investment income (loss). See Note 1d.

(c) Per share net investment income (loss) has been calculated using the average shares outstanding during the period.

(d)  Computed on an annualized basis.

(e) The Fund has entered into agreements with brokers whereby the brokers rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.


14               See accompanying notes to financial statements.

                              FINANCIAL HIGHLIGHTS

================================================================================

For a share outstanding throughout each period.
(unaudited)

                                                                                  Class C
                                           ------------------------------------------------------------------------------------
                                                                                                                     Six Months
                                                                   Year Ended December 31,                             Ended
                                           -------------------------------------------------------------------        June 30,
                                              1995          1996         1997          1998          1999               2000
                                           -------------------------------------------------------------------      ---------
Net Asset Value, Beginning
  of the Period ........................   $   14.89     $   18.08     $   18.74     $   19.11       $   19.37       $   21.06
                                           ---------     ---------     ---------     ---------       ---------       ---------
Income From Investment Operations
Net Investment Income (Loss) ...........       (0.09)(b)     (0.28)(c)     (0.34)(c)     (0.27)(c)       (0.27)(c)       (0.12)
Net Realized and Unrealized
    Gain (Loss) on Investments .........        4.52          3.16          3.28          4.86            4.69            1.07
                                           ---------     ---------     ---------     ---------       ---------       ---------
Total From Investment Operations .......        4.43          2.88          2.94          4.59            4.42            0.95
                                           ---------     ---------     ---------     ---------       ---------       ---------
Less Distributions
Distributions from Net Realized
    Capital Gains ......................       (1.24)        (2.22)        (2.57)        (4.33)          (2.73)           0.00
                                           ---------     ---------     ---------     ---------       ---------       ---------
Total Distributions ....................       (1.24)        (2.22)        (2.57)        (4.33)          (2.73)           0.00
                                           ---------     ---------     ---------     ---------       ---------       ---------
Net Asset Value, End of the Period .....      $18.08        $18.74        $19.11        $19.37          $21.06          $22.01
                                           =========     =========     =========     =========       =========       =========
Total Return(%)(a) .....................        29.7          16.2          15.9          28.1            23.8             4.5
Ratio of Operating Expenses
     to Average Net Assets(%) ..........        2.36          2.25          2.20          2.21            2.14            2.11(d)
Ratio of Operating Expenses to
  Average Net Assets After
  Expense Reductions(%) ................        2.36          2.25          2.20          2.21            2.14            2.09(d)(e)
Ratio of Net Investment Income (Loss)
  to Average Net Assets(%) .............       (1.42)        (1.46)        (1.62)        (1.37)          (1.36)          (1.54)(d)
Portfolio Turnover Rate(%) .............          69            74            48           136             124              56
Net Assets, End of the Period(000) .....   $     354     $     504     $     979     $   1,609       $   3,110       $   3,265

The subadviser to the Fund prior to February 14, 1998 was Loomis Sayles & Company, L.P. Effective February 14, 1998 Westpeak Investment Advisers, L.P. became subadviser to the Fund.

(a) A contingent deferred sales charge is not reflected in total return calculations.

(b) Per share net investment income (loss) does not reflect the period's reclassification of permanent differences between book and tax basis net investment income (loss). See Note 1d.

(c) Per share net investment income (loss) has been calculated using the average shares outstanding during the period.

(d)  Computed on an annualized basis.

(e) The Fund has entered into agreements with brokers whereby the brokers rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.


               See accompanying notes to financial statements.                15

                         NOTES TO FINANCIAL STATEMENTS

================================================================================

For the Six Months Ended June 30, 2000
(unaudited)


1. Significant Accounting Policies. The Fund is a Series of Nvest Funds Trust I, a Massachusetts business trust (the "Trust"), and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Fund seeks long-term growth of capital. The Declaration of Trust permits the Trustees to issue an unlimited number of shares of the Trust in multiple series (each such series of shares is a "Fund").

The Fund offers Class A, Class B, and Class C shares. Class A shares are sold with a maximum front end sales charge of 5.75%. Class B shares do not pay a front end sales charge, but pay a higher ongoing distribution fee than Class A shares for eight years (at which point they automatically convert to Class A shares), and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase (or five years if purchased before May 1, 1997). Class C shares do not pay front end sales charges and do not convert to any class of shares, but they do pay a higher ongoing distribution fee than Class A shares and may be subject to a contingent deferred sales charge if those shares are redeemed within one year. Expenses of the Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees applicable to such class), and votes as a class only with respect to its own Rule 12b-1 plan. Shares of each class would receive their pro rata share of the net assets of the Fund, if the Fund were liquidated. In addition, the Trustees approve separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States for investment companies. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Security Valuation. Equity securities are valued on the basis of valuations furnished by a pricing service authorized by the Board of Trustees, which service provides the last reported sale price for securities listed on an applicable securities exchange or on the NASDAQ national market system, or, if no sale was reported and in the case of over-the-counter securities not so listed, the last reported bid price. Short-term obligations with a remaining maturity of less than sixty days are stated at amortized cost, which approximates market value. All other securities and assets are valued at their fair value as determined in good faith by the Fund's adviser and subadviser, under the supervision of the Fund's Trustees.

b. Security Transactions and Related Income. Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Interest income is increased by the accretion of discount. In determining net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

c. Federal Income Taxes. The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders all of its income and any net realized capital gains, at least annually. Accordingly, no provision for federal income tax has been made.

================================================================================

For the Six Months Ended June 30, 2000
(unaudited)


d. Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification to the capital accounts.

e. Repurchase Agreements. The Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is the Fund's policy that the market value of the collateral be at least equal to 100% of the repurchase price, including interest. The Fund's subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

2. Purchases and Sales of Securities. For the six months ended June 30, 2000 purchases and sales of securities (excluding short-term investments) were $150,353,941 and $172,414,247 respectively.

3a. Management Fees and Other Transactions with Affiliates. The Fund pays gross management fees to its investment adviser, Nvest Funds Management, L.P. ("Nvest Management") at the annual rate of 0.75% of the first $200 million of the Fund's average daily net assets, 0.70% of the next $300 million and 0.65% of such assets in excess of $500 million reduced by the payment to Westpeak Investment Advisers, L.P. ("Westpeak") the Fund's investment subadviser at the rate of 0.40% of the first $200 million of the Fund's average daily net assets, 0.35% of the next $300 million and 0.30% of such assets in excess of $500 million. Certain officers and directors of Nvest Management are also officers or Trustees of the Fund. Nvest Management and Westpeak are wholly owned subsidiaries of Nvest Companies, L.P. ("Nvest"), which is a subsidiary of Metropolitan Life Insurance Company (see Note 8). Fees earned by Nvest Management and Westpeak under the management and subadvisory agreements in effect during the six months ended June 30, 2000 are as follows:

                      Fees Earned
                      -----------
                      Nvest Management            $ 470,167
                      Westpeak                      519,893
                                                  ---------
                                                  $ 990,060
                                                  =========

The effective annualized management fee for the six months ended June 30, 2000 was 0.74%.

b. Accounting and Administrative Expense. Nvest Services Company, Inc. ("NSC") is a wholly owned subsidiary of Nvest and performs certain accounting and administrative services for the Fund. The Fund pays NSC a group fee for these services equal to the annual rate of 0.035% of the first $5 billion of Nvest Funds' average daily net assets, 0.0325% of the next $5 billion of the Nvest Funds' average daily net assets, and 0.03% of the Nvest Funds' average daily net assets in excess of $10 billion. For the six months ended June 30, 2000, these expenses amounted to $49,370 and are shown separately in the financial statements as accounting and administrative. The effective annualized accounting and administrative fees for the six months ended June 30, 2000 was 0.034%.

================================================================================

For the Six Months Ended June 30, 2000
(unaudited)


c. Transfer Agent Fees. NSC is the transfer and shareholder servicing agent to the Fund and Boston Financial Data Services ("BFDS") serves as the sub-transfer agent for the Fund. NSC receives account fees for all classes of shareholder accounts. NSC and BFDS are also reimbursed for out-of-pocket expenses. For the six months ended June 30, 2000, the Fund paid NSC $250,562 as compensation for its services as transfer agent.

d. Service and Distribution Fees. Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Service Plan relating to the Fund's Class A shares (the "Class A Plan") and Service and Distribution Plans relating to the Fund's Class B and Class C shares (the "Class B and Class C Plans").

Under the Class A Plan, the Fund pays Nvest Funds Distributor, L.P. ("Nvest Funds"), the Fund's distributor (a wholly owned subsidiary of Nvest) a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class A shares, as reimbursement for expenses (including certain payments to securities dealers, who may be affiliated with Nvest Funds) incurred by the Nvest Funds in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts. For the six months ended June 30, 2000, the Fund paid Nvest Funds $240,692 in fees under the Class A Plan. If the expenses of Nvest Funds that are otherwise reimbursable under the Class A Plan incurred in any year exceed the amounts payable by the Fund under the Class A Plan, the unreimbursed amount (together with unreimbursed amounts from prior years) may be carried forward for reimbursement in future years in which the Class A Plan remains in effect. The amount of unreimbursed expenses carried forward at June 30, 2000 is $563,284.

Under the Class B and Class C Plans, the Fund pays Nvest Funds a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with Nvest Funds) incurred by Nvest Funds in providing personal services to investors in Class B and Class C shares and/or the maintenance of shareholder accounts. For the six months ended June 30, 2000, the Fund paid Nvest Funds $91,248 and $3,865 in service fees under the Class B and Class C plans, respectively.

Also under the Class B and Class C Plans, the Fund pays Nvest Funds monthly distribution fees at the annual rate of 0.75% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with Nvest Funds) incurred by Nvest Funds in connection with the marketing or sale of Class B and Class C shares. For the six months ended June 30, 2000, the Fund paid Nvest Funds $273,745 and $11,593 in distribution fees under the Class B and Class C plans, respectively.

Commissions (including contingent deferred sales charges) on Fund shares paid to Nvest Funds by investors in shares of the Fund during the six months ended June 30, 2000 amounted to $251,869.

e. Trustees Fees and Expenses. The Fund does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of Nvest Management, Nvest Funds, Nvest, NSC or their affiliates. Each other Trustee receives a retainer fee at the annual rate of $40,000 and meeting attendance fees of $3,500 for each meeting of the Board of Trustees attended. Each committee member receives an additional retainer fee at the annual rate

================================================================================

For the Six Months Ended June 30, 2000
(unaudited)


of $6,000 while each committee chairman receives a retainer fee (beyond the $6,000 fee) at the annual rate of $4,000. These fees are allocated to the various Nvest Funds based on a formula that takes into account, among other factors, the relative net assets of each Fund.

A deferred compensation plan is available to the Trustees on a voluntary basis. Each participating Trustee will receive an amount equal to the value that such deferred compensation would have been, had it been invested in the Fund or certain other Nvest Funds on the normal payment date. Deferred amounts remain in the Funds until distributed in accordance with the Plan.

4. Capital Shares. At June 30, 2000 there was an unlimited number of shares of beneficial interest authorized, divided into three classes, Class A, Class B, and Class C. All shares of Class Y were returned during the period. Transactions in capital shares were as follows:

                                                                        Year Ended,                    Six Months Ended
                                                                     December 31, 1999                   June 30, 2000
                                                              ------------------------------    ------------------------------
     Class A                                                     Shares            Amount          Shares           Amount
     -------                                                  -------------    -------------    -------------    -------------
     Shares sold ..........................................       5,621,317    $ 120,686,618        1,589,919    $  36,431,548
     Shares issued in connection with the reinvestment of:
        Distributions from net realized gain ..............         976,412       20,905,335                0                0
                                                              -------------    -------------    -------------    -------------
                                                                  6,597,729      141,591,953        1,589,919       36,431,548
     Shares repurchased ...................................      (6,304,823)    (135,708,449)      (2,197,581)     (50,503,827)
                                                              -------------    -------------    -------------    -------------
     Net increase (decrease) ..............................         292,906    $   5,883,504         (607,662)   $ (14,072,279)
                                                              -------------    -------------    -------------    -------------

                                                                        Year Ended,                    Six Months Ended
                                                                     December 31, 1999                   June 30, 2000
                                                              ------------------------------    ------------------------------
     Class B                                                     Shares            Amount          Shares           Amount
     -------                                                  -------------    -------------    -------------    -------------
     Shares sold ..........................................         727,026    $ 14,638,814         345,507      $  7,284,352

     Shares issued in connection with the reinvestment of:

        Distributions from net realized gain ..............         425,766       8,406,124               0                 0
                                                              -------------    -------------    -------------    -------------

                                                                  1,152,792      23,044,938         345,507         7,284,352
     Shares repurchased ...................................        (586,477)    (11,878,592)       (450,806)       (9,456,218)
                                                              -------------    -------------    -------------    -------------

     Net increase (decrease) ..............................         566,315    $ 11,166,346        (105,299)     $ (2,171,866)
                                                              -------------    -------------    -------------    -------------


                                                                        Year Ended,                    Six Months Ended
                                                                     December 31, 1999                   June 30, 2000
                                                              ------------------------------    ------------------------------
     Class C                                                     Shares            Amount          Shares           Amount
     -------                                                  -------------    -------------    -------------    -------------
     Shares sold ...........................................       93,837      $ 1,890,390          62,978       $ 1,340,076
     Shares issued in connection with the reinvestment of:
        Distributions from net realized gain ...............       17,947          354,357               0                 0
                                                              -------------    -------------    -------------    -------------
                                                                  111,784        2,244,747          62,978         1,340,076
     Shares repurchased ....................................      (47,180)        (981,675)        (62,332)       (1,313,264)
                                                              -------------    -------------    -------------    -------------
     Net increase (decrease) ...............................       64,604      $ 1,263,072             646       $    26,812
                                                              -------------    -------------    -------------    -------------

================================================================================

For the Six Months Ended June 30, 2000
(unaudited)

                                                                         March 16, 1999(a)              January 1, 2000
                                                                             through                          to
                                                                        December 31, 1999                 May 9, 2000
                                                                  ----------------------------    ----------------------------
  Class Y                                                            Shares          Amount          Shares          Amount
  -------                                                         ------------    ------------    ------------    ------------
     Shares sold ..............................................          6,148    $    132,698               0    $          0
     Shares issued in connection with the reinvestment of:
      Distributions from net realized gain ....................            751          16,089               0               0
                                                                  ------------    ------------    ------------    ------------
                                                                         6,899         148,787               0               0
     Shares repurchased .......................................           (180)         (4,147)         (6,719)       (144,623)
                                                                  ------------    ------------    ------------    ------------
     Net increase (decrease) ..................................          6,719    $    144,640          (6,719)   $   (144,623)
                                                                  ------------    ------------    ------------    ------------
     Increase (decrease) derived from capital
        shares transactions ...................................        930,544    $ 18,457,562        (719,034)   $(16,361,956)
                                                                  ============    ============    ============    ============

(a)  Commencement of operations.

5. Line of Credit. The Fund along with the other portfolios that comprise the Nvest Funds (the "Funds") participate in a $100,000,000 committed line of credit provided by Citibank, N.A. under a credit agreement (the "Agreement") dated March 3, 2000. Advances under the Agreement are taken primarily for temporary or emergency purposes. Borrowings under the Agreement bear interest at a rate tied to one of several short-term rates that may be selected from time to time. In addition, the Funds are charged a facility fee equal to 0.08% per annum on the unused portion of the line of credit. The annual cost of maintaining the line of credit and the facility fee is apportioned pro rata among the participating Funds. There were no borrowings as of or during the six months ended June 30, 2000.

6. Security Lending. The Fund has entered into an agreement with a third party to lend its securities. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. The Fund receives fees for lending its securities.

7. Expense reductions. The Fund has entered into agreements with brokers whereby the brokers will rebate a portion of brokerage commissions. Amounts earned by the Fund under such agreements are presented as a reduction of expenses in the Statement of Operations. For the six months ended June 30, 2000, the Fund's expenses were reduced by $26,614 under these agreements.

8. Subsequent Event. Nvest, L.P., and its affiliated operating partnership, Nvest Companies, L.P., have entered into an agreement for CDC Asset Management to acquire all of their outstanding partnership units. CDC Asset Management is the investment management arm of France's Caisse des Depots et Consignations, which is a major diversified financial institution. Nvest will be renamed CDC Asset Management-North America and it will continue to use the holding company structure. Nvest affiliates will retain their investment independence, brand names, management and operating autonomy. The transaction will not affect daily operations of the Nvest Funds or the investment management activities of the Funds' investment advisers or subadvisers.

Consummation of the transaction with CDC is subject to a number of contingencies, including regulatory approvals and approval of the unitholders of Nvest, L.P. and Nvest Companies L.P. Under the rules for mutual funds the transaction may result in a change of control for the Nvest affiliates. Consequently, it is anticipated that the Nvest affiliates will seek approval of new agreements from the Board of Trustees and shareholders prior to the consummation of the transaction. The transaction is expected to close in the fourth quarter of 2000.

================================================================================

                            NVEST EQUITY INCOME FUND
     Supplement dated August 21, 2000 to Nvest Stock Funds Prospectus Class
                          A, B and C dated May 1, 2000


Effective August 1, 2000, Margaret Buescher is the sole portfolio manager for the Fund.

                             REGULAR INVESTING PAYS

================================================================================

                                           Five Good Reasons to Invest Regularly
--------------------------------------------------------------------------------

1.   It's an easy way to build assets.
2.   It's convenient and effortless.
3.   It requires a low minimum to get started.
4. It can help you reach important long-term goals like financing retirement or college funding.
5.   It can help you benefit from the ups and downs of the market.

With Investment Builder, Nvest Funds' automatic investment program, you can invest as little as $100 a month in your Nvest fund automatically -- without even writing a check. And, as you can see from the chart below, your monthly investments can really add up over time.


                                                  The Power of Monthly Investing

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]


                  100            $200            $500
25 Years        $91,236        $182,472        $456,181




Assumes an 8% fixed rate of return compounded monthly and does not allow for taxes. Results are not indicative of the past or future results of any Nvest Funds. The value and return on Nvest Funds fluctuate with changing market conditions.

This program cannot assure a profit nor protect against a loss in a declining market. It does, however, ensure that you buy more shares when the price is low and fewer shares when the price is high. Because this program involves continuous investment in securities regardless of fluctuating prices, investors should consider their financial ability to continue purchases during periods of high or low prices.

You can start an Investment Builder program with your current Nvest Funds account. To open an Investment Builder account today, call your financial representative or Nvest Funds at 800-225-5478.

Please call Nvest Funds for a prospectus, which contains more information, including charges and other ongoing expenses. Please read prospectus carefully before you invest.

                             SAVING FOR RETIREMENT

================================================================================

                                        An Early Start Can Make a Big Difference
--------------------------------------------------------------------------------

With today's life spans, you may be retired for 20 years or more after you complete your working career. Living these retirement years the way you've dreamed of will require considerable financial resources. While it's never too late to start a retirement savings program, it's certainly never too early: The sooner you begin, the longer the time your money has to grow.

The chart below illustrates this point dramatically. One investor starts at age 30, saves for just 10 years, then leaves the investment to grow. The second investor starts 10 years later but saves much longer -- for 25 years, in fact. Can you guess which investor accumulated the greater retirement nest egg? For the answer, look at the chart.

                                                    Two Hypothetical Investments

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

              Investor A              Investor B
Age 65          $214,295                $157,909


Assumes an 8% fixed rate of return. This illustration does not reflect the effect of any taxes. Results are not indicative of the past or future results of any Nvest Fund. The value and returns on Nvest funds will fluctuate with changing market conditions.

Investor A invested $20,000, less than half of Investor B's commitment -- and for less than half the time. Yet Investor A wound up with a much greater retirement nest egg. The reason? It's all thanks to an early start and the power of compounding.

Nvest Funds has prepared a number of informative retirement planning guides. Call your financial representative or Nvest Funds today at 800-225-5478, and ask for the guide that best fits your personal needs. We will include a prospectus, which contains more information, including charges and other ongoing expenses. Please read the prospectus carefully before you invest.

================================================================================

                                              Glossary for Mutual Fund Investors
--------------------------------------------------------------------------------

Total Return - The change in value of a mutual fund investment over a specific period, assuming all earnings are reinvested in additional shares of the fund. Expressed as a percentage.

Income Distributions - Payments to shareholders resulting from the net interest or dividend income earned by a fund's portfolio.

Capital Gains Distributions - Payments to shareholders of profits earned from selling securities in a fund's portfolio. Capital gains distributions are usually paid once a year, when available.

Market Capitalization - The value of a company's issued and outstanding common stock, as priced by the market:

Number of outstanding shares x current market price of a share = market capitalization.

Price/Earnings Ratio - Current market price of a stock divided by its earnings per share. Also known as the "multiple," the price/earnings ratio gives investors an idea of how much they are paying for a company's earning power and is a useful tool for evaluating the costs of different stocks.

Growth Investing - An investment style that emphasizes companies with strong earnings growth. Growth investing is generally considered more aggressive than "value" investing.

Value Investing - A relatively conservative investment approach that focuses on companies that may be temporarily out of favor or whose earnings or assets aren't fully reflected in their stock prices. Value stocks tend to have a lower price/earnings ratio than that of growth stocks.

Standard & Poor's 500(R) (S&P 500) - Market value-weighted index showing the change in aggregate market value of 500 stocks relative to the base period of 1941-1943. It is composed mostly of companies listed on the New York Stock Exchange. It is not possible to invest directly in an index.

                                   NVEST FUNDS

================================================================================


      LARGE-CAP EQUITY FUNDS             GLOBAL/INTERNATIONAL EQUITY
        Capital Growth Fund                  Star Worldwide Fund
        Kobrick Growth Fund               International Equity Fund
           Growth Fund
      Growth and Income Fund               CORPORATE INCOME FUNDS
           Balanced Fund              Short Term Corporate Income Fund
          Star Value Fund                     Bond Income Fund
                                              High Income Fund
       ALL-CAP EQUITY FUNDS                Strategic Income Fund
        Star Advisers Fund
       Kobrick Capital Fund               GOVERNMENT INCOME FUNDS
          Bullseye Fund              Limited Term U.S. Government Fund
        Equity Income Fund               Government Securities Fund

      SMALL-CAP EQUITY FUNDS                 MONEY MARKET FUNDS*
        Star Small Cap Fund                 Cash Management Trust
   Kobrick Emerging Growth Fund        Tax Exempt Money Market Trust

                                * Investments in money market funds are not
                                  insured or guaranteed by the FDIC or any
                                             government agency.


                              TAX-FREE INCOME FUNDS
                              Municipal Income Fund
                           Intermediate Term Tax Free
                               Fund of California
                       Massachusetts Tax Free Income Fund


To learn more, and for a free prospectus, contact your financial representative.

                    Visit our Web site at www.nvestfunds.com
                          Nvest Funds Distributor, L.P.
                               399 Boylston Street
                                Boston, MA 02116
                             Toll Free 800-225-5478

     This material is authorized for distribution to prospective investors when it is preceded or accompanied by the Fund's current prospectus, which contains information about distribution charges, management and other items of interest. Investors are advised to read the prospectus carefully before investing.

     Nvest Funds Distributor, L.P, and other firms selling shares of Nvest Funds are members of the National Association of Securities Dealers, Inc. (NASD). As a service to investors, the NASD has asked that we inform you of the availability of a brochure on its Public Disclosure Program. The program provides access to information about securities firms and their representatives. Investors may obtain a copy by contacting the NASD at 800-289-9999 or by visiting their Web site at www.NASDR.com.

[LOGO] Nvest Funds(SM)
       Where The Best Minds Meet(R)


          CG58-0600
[LOGO] Printed On Recycled Paper

                                SEMIANNUAL REPORT

================================================================================


[LOGO] Nvest Funds(SM)
       Where The Best Minds Meet(R)

--------------------------------------------------------------------------------


                                                       Nvest Balanced Fund


                                                               Where
                                                             The Best
                                                           Minds Meet(R)




-----------------
  June 30, 2000
-----------------

                              PRESIDENT'S MESSAGE

================================================================================

                                                                     August 2000
--------------------------------------------------------------------------------


[PHOTO]
John T. Hailer
President and Chief
Executive Officer
Nvest Funds

"No matter how you react to shifting markets, don't let short-term events derail your long-range program. Consult your financial representative before you make any changes."


In an effort to protect the U.S. economy from the specter of renewed inflation, the Federal Reserve Board has raised interest rates six times in the past 12 months -- three times during the first six months of 2000. Because higher interest rates cut into corporate profits and make financial assets less attractive, the markets have been undergoing a period of heightened volatility.

Your choice of investment tools

Investors react to volatility in different ways. Some seek safer harbors; others define risk as opportunity and add selectively to their portfolios. Regardless of which type of investor you may resemble, remember that Nvest funds cover a wide spectrum of investments, from conservative to aggressive. These include a comprehensive family of equity and fixed-income funds that may complement your current holdings, as well as funds that combine different investment styles in a single portfolio.

For example, Nvest Star funds' multi-manager approach can help you through periods of market volatility by offering you greater diversification than single-manager funds. Each Nvest Star fund is composed of four separate segments run by managers with distinct investment disciplines -- a strategy that allows investors to benefit from different investment styles and diversified portfolio holdings, seeking superior long-term results with reduced risk. We search for the strongest candidates to manage each segment, using approaches that complement one another in varying market conditions.

No matter how you react to shifting markets, don't let short-term events derail your long-range program. Consult your financial representative before you make any changes.

Nvest is poised for global growth

As you may know, Nvest Companies is under agreement to be acquired by CDC Asset Management, a leading French institutional money management company and a major global financial institution. CDC's expertise in European stock and bond markets will be a resource for the premier U.S. investment management teams who manage our funds. Nvest Funds will continue to operate independently, but with broader resources to bring you attractive, innovative products and services. Since your vote will be required, you will receive proxy information in September. In the meantime, if you would like more information, you are welcome to call your financial representative or us, or visit our web site, www.nvestfunds.com.

                                                              /s/ John T. Hailer


--------------------------------------------------------------------------------
 NOT FDIC INSURED             MAY LOSE VALUE           NO BANK GUARANTEE
--------------------------------------------------------------------------------

                              NVEST BALANCED FUND

================================================================================

                                        Investment Results Through June 30, 2000
--------------------------------------------------------------------------------

Putting Performance in Perspective

The charts comparing Nvest Balanced Fund's performance to a benchmark index provide you with a general sense of how your Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. Your Fund's total return for the period shown below appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. In addition, few investors could purchase all of the securities necessary to match the index and would incur transaction costs and other expenses, even if they could. Your Fund's benchmark is a blend consisting of 65% S&P 500 Index/35% Lehman Govt./Corp. Index.

                                Growth of a $10,000 Investment in Class A Shares

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                          June 1990 through June 2000

                      NAV           MSC         Blend 2
       ----------------------------------------------------
         6/00        25,043        23,607        38,093
         6/99        28,805        27,149        40,053
         6/98        27,268        25,700        30,537
         6/97        23,925        22,549        24,918
         6/96        19,455        18,336        19,928
         6/95        17,178        16,191        16,802
         6/94        14,652        13,810        13,941
         6/93        14,136        13,324        13,825
         6/92        12,203        11,502        12,291
         6/91        10,562         9,955        10,849
         6/90        10,000         9,425        10,000


This illustration represents past performance and does not guarantee future results. Share price and return will vary and you may have a gain or loss when you sell your shares. Other classes of shares are available for which performance, fees, and expenses will differ. All results include reinvestment of dividends and capital gains.

                              NVEST BALANCED FUND

================================================================================

                                         Average Annual Total Returns -- 6/30/00
--------------------------------------------------------------------------------

    Class A (Inception 11/27/68)         6 Months            1 Year              5 Years            10 Years
    Net Asset Value(1)                     -6.40%            -13.09%              7.83%               9.61%
    With Maximum Sales Charge(2)          -11.76             -18.11               6.56                8.97
---------------------------------------------------------------------------------------------------------------
    Class B (Inception 9/13/93)          6 Months            1 Year              5 Years        Since Inception
    Net Asset Value(1)                     -6.78%            -13.76%              7.02%               7.38%
    With CDSC(3)                          -11.41             -17.67               6.77                7.38
---------------------------------------------------------------------------------------------------------------
    Class C (Inception 12/30/94)         6 Months            1 Year              5 Years        Since Inception
    Net Asset Value(1)                     -6.81%            -13.75%              6.99%               9.19%
    With CDSC(3)                           -7.73             -14.53               6.99                9.19
---------------------------------------------------------------------------------------------------------------
    Class Y (Inception 3/8/94)           6 Months            1 Year              5 Years        Since Inception
    Net Asset Value(1)                     -6.19%            -12.68%              8.31%               8.64%
---------------------------------------------------------------------------------------------------------------

                                                                                            Since       Since        Since
                                                                                            Fund's      Fund's       Fund's
                                                                                            Class B     Class C      Class Y
    Comparative Performance                6 Months      1 Year     5 Years     10 Years    Incept.     Incept.      Incept.
    S&P/Lehman Gov't./Corp. Blend(4)         1.19%       6.22%       17.51%      14.31%      15.53%      19.31%      17.41%
    Morningstar Domestic Hybrid Average(5)   1.55        4.87        12.87       11.31       11.07       13.98       12.31
    Lipper Balanced Average(6)               1.34        4.43        13.40       11.79       11.90       15.00       13.29
----------------------------------------------------------------------------------------------------------------------------

Notes to Charts

These returns represent past performance and do not guarantee future results. Share price and returns will vary and you may have a gain or loss when you sell your shares. Recent returns may be higher or lower than those shown. Class Y shares are available to certain institutional investors only.

(1) These results include reinvestment of any dividends and capital gains, but do not include a sales charge.

(2) These results include reinvestment of any dividends and capital gains, and the maximum sales charge of 5.75%.

(3) These results include reinvestment of any dividends and capital gains. Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge applied when you sell shares. Class C share performance assumes a 1.00% CDSC when you sell shares within one year of purchase.

(4) S&P 500/Lehman Gov't./Corp. Blend is an unmanaged index made up of 65% S&P 500 and 35% investment grade bonds. You may not invest directly in an index. Class B since-inception return is calculated from 9/30/93. Class Y since inception return is calculated from 3/31/94.

(5) Morningstar Domestic Hybrid Average is the average performance without sales charges of funds with similar investment objectives as calculated by Morningstar, Inc. Class B since-inception return is calculated from 9/30/93. Class Y since-inception return is calculated from 3/31/94.

(6) Lipper Balanced Average is the average performance without sales charges of all mutual funds funds with similar investment objectives as calculated by Lipper Inc. Class B since-inception return is calculated from 9/30/93. Class Y since-inception return is calculated from 3/31/94.

                              NVEST BALANCED FUND

================================================================================

                                          Interview with Your Portfolio Managers
--------------------------------------------------------------------------------

[PHOTO]                       [PHOTO]

[PHOTO]                       [PHOTO]

[PHOTO]                       [PHOTO]

Mark Baribeau,                Richard Skaggs
Pamela Czekanski              Kurt Wagner
John Hyll,                    Jeff Wardlow
Loomis, Sayles &              Loomis, Sayles &
Company, L.P.                 Company, L.P.

In March of 2000, Nvest Balanced Fund added a growth component to its equity segment to allow the Fund to participate when growth stocks rally. Joining the Balanced Fund team were growth managers Pamela Czekanski, Mark Baribeau and Richard Skaggs of Loomis Sayles. Additionally, Gregg Watkins left the value equity management team effective May 12, 2000. Jeff Wardlow continues to manage the value segment. Effective May 22, Kurt Wagner joined John Hyll as co-manager of the fixed-income segment.

Q. Please tell us about Nvest Balanced Fund's performance during the first half of 2000.

For the six months ended June 30, 2000, the Fund's Class A shares at net asset value had a total return of -6.40%. This return includes reinvested distributions of $0.13. Nvest Balanced Fund invests in a combination of stocks and bonds. By way of comparison, we use the Standard & Poor's 500 Composite Stock Index, a widely used index of stock market performance, for 65% of the portfolio and the Lehman Brothers Government/Corporate Bond Index, which tracks performance of bonds similar to those the Fund invests in, for 35%. The combined index returned 1.19%.

Q. There were some changes to the Fund in March. Please describe them and the impact they had on performance.

The Fund began the period with an allocation of roughly 65% in value stocks -- those whose prices appear not to reflect their potential value -- and 35% in bonds. As part of a planned change in the Fund's strategy in March, we shifted about half of the stock portion into large-capitalization growth stocks. We took this step to allow shareholders to participate more fully in the technology revolution and other broad trends that hold significant growth potential. The fixed-income portion of the Fund remains at about 35% of assets.

                              NVEST BALANCED FUND

================================================================================


--------------------------------------------------------------------------------

                        Your Fund's Asset Mix -- 6/30/00

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

               Common Stocks                           63.4%
               Bonds                                   35.3%
               Other                                    1.3%

Portfolio holdings and asset allocation will vary.


Much of our initial growth commitment was to technology stocks, the sector that suffered the most during the market's decline in the second quarter. By the end of June, however, some of the Fund's technology holdings were regaining ground.

Q.   Why the emphasis on technology?

Globally, Internet usage is multiplying rapidly, and companies are demanding faster access to more information on products and customers. Nortel and Corning are meeting this demand through innovation in optical transmission over existing phone lines. In addition, the build-out of the Internet's infrastructure presents huge opportunities for companies like Cisco and Dell. Media companies also are beneficiaries of the boom in communications technology as distribution synergies provide for more profit opportunities. Viacom, the Fund's largest equity holding, and America Online are positioned to take advantage of increased discretionary spending by consumers and more targeted advertising by producers and retailers.

Other growth sectors we added include pharmaceutical companies, which are benefiting from further consolidation in the industry. In addition, if the U.S. economy slows, drug stocks may be a haven for investors; people need medication regardless of the state of the economy.

Q.   What were your strategies for value stocks?

Investors have widened their perspective somewhat, reducing their emphasis on technology and turning to other sectors. This is a favorable development for value stocks, which performed better in the second quarter than in previous periods.

Nvest Balanced Fund benefited from its emphasis on in energy relative to the benchmark index, as higher oil prices drove up many energy stock prices.

                              NVEST BALANCED FUND

================================================================================


--------------------------------------------------------------------------------

Standout performers included drilling specialist Transocean Sedco and Baker Hughes, a leader in oilfield services. We also added to financial stocks where we saw good value. This beleaguered sector has significant recovery potential once interest rates stop climbing.

Improving fundamentals attracted investors to the healthcare industry. Tenet Healthcare, a for-profit hospital company, and CIGNA Healthcare, an HMO, helped boost performance, while Pharmacia & Upjohn was the Fund's most successful holding. This global pharmaceutical developer invests $2 billion a year in research and has a robust pipeline of new medicines.

Q. What was the environment for fixed-income securities, and how did you respond?

Any discussion of fixed-income markets must start with higher interest rates and the pressure they put on corporate bonds. Corporate issues fell broadly, reflecting the view that higher short-term rates would inevitably put brakes on the economy. Lower prices brought the spread, or yield advantage of corporate bonds over Treasury securities, to its widest point since the recession of 1990. Among corporate securities, industrial and financial issues made up the bulk of the Fund's holdings. These cyclical sectors were weak during the period but stand to benefit if the Federal Reserve Board guides the economy to a recession-free landing.

                        Top Portfolio Sectors -- 6/30/00
                                                       % of
                      Company                       Net Assets
               -----------------------------------------------
               1.   Mortgage-Backed                     7.9
               -----------------------------------------------
               2.   Electronics                         6.8
               -----------------------------------------------
               3.   Banks & Thrifts                     5.5
               -----------------------------------------------
               4.   Health Care - Drugs                 4.7
               -----------------------------------------------

Portfolio holdings and asset allocations will vary.


Treasury holdings performed better than corporates, as fears of a slowdown led investors to seek the highest quality available; the government's buyback program also kept Treasury prices firm. We recently tilted our Treasury portfolio to securities maturing in 8-10 years, a range where prices may recover most once interest rates stop rising.

                              NVEST BALANCED FUND

================================================================================


--------------------------------------------------------------------------------

Q. The Fund did not do as well as its combined index for the six months. What held it back?

Basic industry stocks -- papers, chemicals and metals -- hurt performance as investors fled cyclical sectors; fixed-income results suffered because of our emphasis on corporate bonds; and our shift into technology could have been timed better.

Q.   What is your outlook for the months ahead?

The need for the Federal Reserve Board to continue raising rates appears to be waning, as signs of a slowing economy -- such as slackening sales of cars and homes -- begin to appear. If other indicators follow suit, and if inflation becomes no worse, we believe that this cycle of rising rates is nearing an end. We have positioned Nvest Balanced Fund for exactly that scenario. And by casting a wider net, the Fund is better positioned to take advantage of growth or value opportunities as well as trends in corporate and government bonds.




This portfolio managers' commentary reflects the conditions and actions taken during the reporting period, which are subject to change. A shift in opinion may result in strategic and other portfolio changes.

Nvest Balanced Fund generally invests approximately 65% of assets in stocks and 35% in fixed-income securities. The fund's equity securities may include both growth and value stocks. Growth stocks are generally more sensitive to market movements because their stock prices are based on future expectations. Value stocks can fall out of favor with investors and may underperform growth stocks during certain market conditions. The Fund may also invest in foreign securities, which have special risks, and in mortgage securities that are subject to prepayment risk. These risks effect the value of your investment. See a prospectus for details.

                             PORTFOLIO COMPOSITION

================================================================================

Investments as of June 30, 2000
(unaudited)

Common Stock -- 63.4% of Total Net Assets

   Shares      Description                                         Value (a)
--------------------------------------------------------------------------------
               Bank & Thrifts -- 5.5%
     33,750    Chase Manhattan Corp............................    $  1,554,609
     54,500    Citigroup, Inc..................................       3,283,625
     48,000    FleetBoston Financial Corp. ....................       1,632,000
     20,100    Northern Trust Corp. ...........................       1,307,756
     26,500    PNC Bank Corp. .................................       1,242,188
     10,000    State Street Corp. .............................       1,060,625
     25,600    U.S. Bancorp ...................................         492,800
     18,900    Wells Fargo Co. ................................         732,375
                                                                   ------------
                                                                     11,305,978
                                                                   ------------
               Beverages -- 1.2%
     20,000    Anheuser-Busch Companies, Inc. .................       1,493,750
     19,500    PepsiCo, Inc. ..................................         866,531
                                                                   ------------
                                                                      2,360,281
                                                                   ------------
               Broadcasting -- 0.6%
     47,100    AT&T Corp., Liberty Media Group, Class A (d) ...       1,142,175
                                                                   ------------
               Building & Related -- 0.3%
     16,000    Black & Decker Corp. ...........................         629,000
                                                                   ------------
               Chemicals-Major -- 0.4%
     20,700    Praxair, Inc. ..................................         774,956
                                                                   ------------
               Communication Equipment -- 4.5%
      8,600    Brocade Communications Systems, Inc. (d) .......       1,577,966
      8,700    JDS Uniphase Corp. (d) .........................       1,042,912
     31,600    Lucent Technologies, Inc. ......................       1,872,300
     41,700    Motorola, Inc. .................................       1,211,906
     42,100    Nortel Networks Corp. ..........................       2,873,325
      2,100    SDL, Inc. (d) ..................................         598,894
                                                                   ------------
                                                                      9,177,303
                                                                   ------------
               Computer Equipment -- 0.4%
      5,000    Juniper Networks, Inc. (d) .....................         727,813
                                                                   ------------
               Computer Hardware -- 4.7%
     12,000    Apple Computer, Inc. (d) .......................         628,500
     20,100    Cisco Systems, Inc. (d) ........................       1,277,606
     47,000    Compaq Computer Corp. ..........................       1,201,438
     28,300    Dell Computer Corp. (d) ........................       1,395,544
     26,200    EMC Corp. (d) ..................................       2,015,762
     15,000    International Business Machines Corp. ..........       1,643,437
     11,700    Lexmark International Group, Inc., Class A (d) .         786,825
      7,000    Sun Microsystems, Inc. (d) .....................         636,563
                                                                   ------------
                                                                      9,585,675
                                                                   ------------
               Computer Software & Services -- 2.7%
     13,500    Computer Associates International, Inc. ........         691,031
     10,000    Computer Sciences Corp. (d) ....................         746,875
     11,700    Microsoft Corp. (d) ............................         936,000

                See accompanying notes to financial statements.                7

================================================================================

Investments as of June 30, 2000
(unaudited)

Common Stock -- continued

   Shares      Description                                         Value (a)
--------------------------------------------------------------------------------
               Computer Software & Services -- continued
      8,100    Oracle Corp. (d) ...............................    $    680,906
      7,200    Siebel Systems, Inc. (d) .......................       1,177,650
     11,300    VERITAS Software Corp. (d) .....................       1,277,077
                                                                   ------------
                                                                      5,509,539
                                                                   ------------
               Electric Companies -- 0.8%
     13,400    Constellation Energy Group .....................         436,338
     32,000    Unicom Corp. ...................................       1,238,000
                                                                   ------------
                                                                      1,674,338
                                                                   ------------
               Electrical Equipment -- 0.8%
     17,000    Emerson Electric Co. ...........................       1,026,375
     12,100    Solectron Corp. (d) ............................         506,688
                                                                   ------------
                                                                      1,533,063
                                                                   ------------
               Electronics -- 6.0%
      3,051    Agilent Technologies, Inc. (d) .................         225,011
     16,500    Analog Devices, Inc. (d) .......................       1,254,000
      7,000    Applied Materials, Inc. (d) ....................         634,375
      4,400    Broadcom Corp., Class A (d) ....................         963,325
     13,200    Cypress Semiconductor Corp. (d) ................         557,700
      6,100    General Motors Corp., Class H ..................         535,275
     17,100    Intel Corp. ....................................       2,286,056
     30,000    Koninklijke (Royal) Philips Electronics NV (ADR)       1,425,000
     16,000    Litton Industries, Inc. (d) ....................         672,000
      6,200    PMC-Sierra, Inc. (d) ...........................       1,101,663
      6,000    Texas Instruments, Inc. ........................         412,125
     12,600    Vitesse Semiconductor Corp. (d) ................         926,888
     15,000    Xilinx, Inc. (d) ...............................       1,238,437
                                                                   ------------
                                                                     12,231,855
                                                                   ------------
               Energy -- 0.4%
     12,000    Columbia Gas Systems, Inc. .....................         787,500
                                                                   ------------
               Entertainment -- 3.0%
     24,800    America Online, Inc. (d) .......................       1,308,200
     46,486    Viacom, Inc., Class B (d) ......................       3,169,764
     41,900    Walt Disney Co. ................................       1,626,244
                                                                   ------------
                                                                      6,104,208
                                                                   ------------
               Financial-Consumer/Diversified -- 1.0%
      5,700    American General Corp. .........................         347,700
     23,000    Federal Home Loan Mortgage Corp. ...............         931,500
     18,900    Household International, Inc. ..................         785,531
                                                                   ------------
                                                                      2,064,731
                                                                   ------------
               Foods -- 0.4%
     43,200    Sara Lee Corp. .................................         834,300
                                                                   ------------

8               See accompanying notes to financial statements.

================================================================================

Investments as of June 30, 2000
(unaudited)

Common Stock -- continued

   Shares      Description                                         Value (a)
--------------------------------------------------------------------------------
               Health Care -- 0.4%
     10,900    Amgen, Inc. (d) ................................    $    765,725
                                                                   ------------
               Health Care-Drugs -- 4.7%
     22,400    Bristol-Myers Squibb Co. .......................       1,304,800
     10,400    Eli Lilly & Co. ................................       1,038,700
     17,000    Merck & Co. ....................................       1,302,625
     51,200    Pfizer, Inc. ...................................       2,457,600
     50,100    Pharmacia & Upjohn, Inc. .......................       2,589,544
     20,000    Schering-Plough Corp. ..........................       1,010,000
                                                                   ------------
                                                                      9,703,269
                                                                   ------------
               Health Care-Products -- 1.3%
     14,500    Baxter International, Inc. .....................       1,019,531
     31,500    Medtronic, Inc. ................................       1,569,094
                                                                   ------------
                                                                      2,588,625
                                                                   ------------
               Health Care-Services -- 1.3%
     10,300    CIGNA Corp. ....................................         963,050
     60,000    Tenet Healthcare Corp. (d) .....................       1,620,000
                                                                   ------------
                                                                      2,583,050
                                                                   ------------
               Household Products -- 0.5%
     19,000    Kimberly-Clark Corp. ...........................       1,090,125
                                                                   ------------
               Insurance -- 2.1%
     34,500    ACE, Ltd. ......................................         966,000
      9,500    American International Group, Inc. .............       1,116,250
     19,800    Aon Corp. ......................................         615,038
     11,900    Chubb Corp. ....................................         731,850
      9,100    Marsh & McLennan Co., Inc. .....................         950,381
                                                                   ------------
                                                                      4,379,519
                                                                   ------------
               Investment Banking/Broker/Management -- 1.8%
     31,100    Charles Schwab Corp. ...........................       1,045,737
     11,800    Merrill Lynch & Co., Inc. ......................       1,357,000
     16,000    Morgan Stanley Dean Witter & Co. ...............       1,332,000
                                                                   ------------
                                                                      3,734,737
                                                                   ------------
               Leisure -- 0.3%
     48,000    Hasbro, Inc. ...................................         723,000
                                                                   ------------
               Manufacturing-Diversified -- 2.3%
      5,600    Corning, Inc. ..................................       1,511,300
     11,000    Eaton Corp. ....................................         737,000
     32,700    General Electric Co. ...........................       1,733,100
      9,000    Minnesota Mining & Manufacturing Co. ...........         742,500
                                                                   ------------
                                                                      4,723,900
                                                                   ------------
               Natural Gas -- 1.3%
     15,700    Coastal Corp. ..................................         955,737
     11,000    El Paso Energy Corp. ...........................         560,313
     17,000    Enron Corp. ....................................       1,096,500
                                                                   ------------
                                                                      2,612,550
                                                                   ------------

                See accompanying notes to financial statements.                9

================================================================================

Investments as of June 30, 2000
(unaudited)

Common Stock -- continued

   Shares      Description                                         Value (a)
--------------------------------------------------------------------------------
               Oil & Gas-Drilling Equipment -- 1.4%

     15,000    Nabors Industries, Inc. ........................    $    623,438
      7,900    Schlumberger Ltd. ..............................         589,538
     32,600    Transocean Sedco Forex, Inc. ...................       1,742,062
                                                                   ------------
                                                                      2,955,038
                                                                   ------------
               Oil & Gas-Major Integrated -- 2.8%
     16,400    BP Amoco PLC (ADR) .............................         927,625
     45,000    Conoco, Inc., Class A ..........................         990,000
     24,664    Exxon Mobil Corp. ..............................       1,936,124
     16,000    Texaco, Inc. ...................................         852,000
     38,000    USX-Marathon Group, Inc. .......................         952,375
                                                                   ------------
                                                                      5,658,124
                                                                   ------------
               Paper & Forest Products -- 0.5%
     17,000    Georgia Pacific Corp., Timber Group ............         446,250
     18,000    Willamette Industries, Inc. ....................         490,500
                                                                   ------------
                                                                        936,750
                                                                   ------------
               Publishing -- 0.7%
     12,500    Gannett Co. ....................................         747,656
     12,500    McGraw-Hill Co., Inc. ..........................         675,000
                                                                   ------------
                                                                      1,422,656
                                                                   ------------
               Restaurants -- 0.3%
     18,500    McDonald's Corp. ...............................         609,344
                                                                   ------------
               Retail-General Merchandise -- 1.8%
     26,000    Federated Department Stores, Inc. (d) ..........         877,500
     15,800    Kohl's Corp. (d) ...............................         878,875
     13,800    Target Corp. ...................................         800,400
     19,100    Wal-Mart Stores, Inc. ..........................       1,100,637
                                                                   ------------
                                                                      3,657,412
                                                                   ------------
               Retail-Specialty -- 0.2%
     23,000    TJX Companies, Inc. ............................         431,250
                                                                   ------------
               Services-Consumer & Commercial-- 0.9%
     18,500    Dun & Bradstreet Corp. .........................         529,563
     15,700    Omnicom Group, Inc. ............................       1,398,281
                                                                   ------------
                                                                      1,927,844
                                                                   ------------
               Services-Data Process -- 0.6%
     25,500    First Data Corp. ...............................       1,265,438
                                                                   ------------
               Telephone -- 2.9%
     16,700    BellSouth Corp. ................................         711,837
     20,000    CenturyTel, Inc. ...............................         575,000
     23,000    GTE Corp. ......................................       1,431,750
     37,600    SBC Communications, Inc. .......................       1,626,200
     19,500    U.S. West, Inc. ................................       1,672,125
                                                                   ------------
                                                                      6,016,912
                                                                   ------------

10              See accompanying notes to financial statements.

================================================================================

Investments as of June 30, 2000
(unaudited)

Common Stock -- continued

   Shares      Description                                         Value (a)
--------------------------------------------------------------------------------
               Telecommunications-Cellular -- 0.4%
      5,000    AT&T Wireless Group (d) ........................    $    139,375
     10,400    Nextel Communications, Inc., Class A (d) .......         636,350
                                                                   ------------
                                                                        775,725
                                                                   ------------
               Telecommunications-Long Distance -- 1.7%
     28,000    AT&T Corp. .....................................         885,500
     14,100    Sprint Corp. ...................................         719,100
     41,900    WorldCom, Inc. (d) .............................       1,922,162
                                                                   ------------
                                                                      3,526,762
                                                                   ------------
               Waste Management -- 0.5%
     51,200    Waste Management, Inc. .........................         972,800
                                                                   ------------
               Total Common Stock (Identified Cost $122,523,332)    129,503,270
                                                                   ------------

Bonds and Notes -- 35.3%

                                                                   Ratings (c)
                                                               -----------------
Principal                                                               Standard
 Amount                                                        Moody's  & Poor's
--------------------------------------------------------------------------------------------------
               Consumer -- 4.2%
$ 2,505,000    AMERCO, 7.850%, 5/15/2003 ......................     Ba1      BBB        2,353,297
  4,790,000    Coca Cola Enterprises, Inc., 6.750%, 1/15/2038 .      A2        A        4,011,769
  2,500,000    Dillards, Inc., 6.430%, 8/01/2004 ..............    Baa1      BBB        2,206,575
     60,000    Nabisco, Inc., 7.050%, 7/15/2007 ...............    Baa2      BBB           54,638
                                                                                     ------------
                                                                                        8,626,279
                                                                                     ------------
               Electric Utilities -- 1.9%
  1,000,000    Calpine Corp., 7.625%, 4/15/2006 ...............     Ba1      BB+          957,520
  1,200,000    Consolidated Edison Company
                 New York, Inc., 8.125%, 5/01/2010 ............      A1       A+        1,232,712
  1,800,000    Duke Capital Corp., 7.500%, 10/01/2009 .........      A3        A        1,773,288
                                                                                     ------------
                                                                                        3,963,520
                                                                                     ------------
               Electronics -- 0.8%
  1,790,000    Philips Electronics NV, 7.250%, 8/15/2013 ......      A3     BBB+        1,618,196
                                                                                     ------------
               Equipment Trust-- 1.5%
    600,000    Delta Air Lines, Inc., 9.200%, 9/23/2014 .......    Baa3      BBB          577,140
  2,814,714    Federal Express Equipment Trust,
                 7.020%, 1/15/2016 ............................    Baa1     BBB+        2,508,670
                                                                                     ------------
                                                                                        3,085,810
                                                                                     ------------
               Finance -- 2.8%
  1,775,000    National Health Investors, Inc.,
                 7.300%, 7/16/2007 ............................     Ba3       BB        1,531,399
  2,425,000    Secured Finance, Inc., 9.050%, 12/15/2004 ......     Aaa      AAA        2,540,551
  1,660,000    U.S. West Capital Funding, Inc.,
                 6.250%, 7/15/2005 ............................      A3       A-        1,555,171
                                                                                     ------------
                                                                                        5,627,121
                                                                                     ------------
               Gas Utilities -- 0.5%
  1,200,000    Williams Holdings Co., 6.250%, 2/01/2006 .......    Baa2     BBB-        1,117,632
                                                                                     ------------

                See accompanying notes to financial statements.               11

================================================================================

Investments as of June 30, 2000
(unaudited)

Bonds and Notes -- continued

                                                                   Ratings (c)
                                                               -----------------
Principal                                                               Standard
 Amount                                                        Moody's  & Poor's     Value(a)
--------------------------------------------------------------------------------------------------
               Government -- 4.1%
$ 2,500,000    United States Treasury Bonds, 6.125%, 11/15/2027     Aaa      AAA     $  2,494,525
  4,000,000    United States Treasury Bonds, 5.500%, 8/15/2028      Aaa      AAA        3,668,760
  2,350,000    United States Treasury Notes, 5.625%, 5/15/2008      Aaa      AAA        2,267,021
                                                                                     ------------
                                                                                        8,430,306
                                                                                     ------------
               Industrials -- 1.9%
  4,190,000    Kerr-Mcgee Corp., 6.625%, 10/15/2007 ...........    Baa1      BBB        3,896,868
                                                                                     ------------
               Investment Banking/Broker/Management -- 0.7%
  1,500,000    Donaldson Lufkin & Jenrette, Inc.,
                 6.875%, 11/01/2005 ...........................      A3       A-        1,442,745
                                                                                     ------------
               Leisure -- 1.9%
  2,125,000    Carnival Corp., 7.050%, 5/15/2005 ..............      A2        A        2,037,471
  2,000,000    Royal Caribbean Cruise Line, 8.125%, 7/28/2004 .    Baa2      BBB        1,921,720
                                                                                     ------------
                                                                                        3,959,191
                                                                                     ------------
               Manufacturing -- 2.0%
  2,400,000    Deere & Co., 6.550%, 7/15/2004 .................      A2       A+        2,323,248
  1,780,000    Raytheon Co., 6.300%, 3/15/2005 ................    Baa2     BBB-        1,679,074
                                                                                     ------------
                                                                                        4,002,322
                                                                                     ------------
               Mobile Homes -- 0.5%
  2,650,000    Oakwood Homes Corp., 8.125%, 3/01/2009 .........      B3       B+          927,500
                                                                                     ------------
               Mortgage-Backed -- 7.9%
  1,000,000    Fannie Mae, 5.625%, 5/14/2004 ..................     Aaa      AAA          952,660
  6,195,889    Federal Home Loan Mortgage Corp.,
                 7.500%, 5/01/2030- ...........................     Aaa      AAA        6,112,617
  3,137,910    Federal National Mortgage Association,
                 7.000%, 2/01/2030 ............................     Aaa      AAA        3,029,056
  3,083,892    Federal National Mortgage Association,
                 7.500%, 3/01/2030 ............................     Aaa      AAA        3,039,546
  3,047,770    Federal National Mortgage Association,
                 8.000%, 5/01/2030 ............................     Aaa      AAA        3,060,144
                                                                                     ------------
                                                                                       16,194,023
                                                                                     ------------
               Services -- 1.0%
  3,000,000    La Quinta Inns, Inc., 7.400%, 9/15/2005 ........     Ba2      BB-        1,995,000
                                                                                     ------------
               Telecommunications -- 2.2%
  4,600,000    Sprint Spectrum, LP, 0/12.5%, 8/15/2006 (e) ....    Baa2     BBB+        4,430,812
                                                                                     ------------
               Transportation -- 1.4%
  3,000,000    Northwest Airlines Corp., 8.375%, 3/15/2004 ....     Ba2       BB        2,835,810
                                                                                     ------------
               Total Bonds and Notes
                 (Identified Cost $77,501,074) ................                        72,153,135
                                                                                     ------------
Short Term Investment -- 0.2%
-------------------------------------------------------------------------------------------------

    500,886    Associates Corp. of North America,
                 6.800%, 7/03/2000 ............................                           500,886
                                                                                     ------------
               Total Short Term Investment
                 (Identified Cost $500,886) ...................                           500,886
                                                                                     ------------
               Total Investments -- 98.9% (Identified
                 Cost $200,525,292) (b) .......................                       202,157,291
               Other assets less liabilities ..................                         2,203,529
                                                                                     ------------
               Total Net Assets -- 100% .......................                      $204,360,820
                                                                                     ============

12              See accompanying notes to financial statements.

================================================================================

Investments as of June 30, 2000
(unaudited)


--------------------------------------------------------------------------------

(a)  See Note 1a of Notes to Financial Statements.

(b)  Federal Tax Information:
     At June 30, 2000, the net unrealized appreciation on investments based on cost of $200,525,292 for federal income tax purposes was as follows:

     Aggregate gross unrealized appreciation for all
       investments in which there is an excess of value
       over tax cost.                                              $ 13,564,836

     Aggregate gross unrealized depreciation for all
       investments in which there is an excess of tax
       cost over value.                                             (11,932,837)

                                                                   ------------
     Net unrealized appreciation.                                  $  1,631,999
                                                                   ============

(c) The ratings shown are believed to be the most recent ratings available at June 30, 2000. Securities are generally rated at the time of issuance. The rating agencies may revise their rating from time to time. As a result, there can be no assurance that the same ratings would be assigned if the securities were rated at June 30, 2000. The Fund's subadviser independently evaluates the Fund's portfolio securities and in making investment decisions does not rely solely on the ratings of agencies.

(d)  Non-income producing security.

(e) Step Bond: Coupon rate is zero or below market for an initial period and then increases to a higher coupon rate at a specificed date and rate.

ADR An American Depositary Receipt (ADR) is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs are significantly influenced by trading on exchanges not located in the United States.


                 See accompanying notes to financial statements.              13

                       STATEMENT OF ASSETS & LIABILITIES

================================================================================

June 30, 2000
(unaudited)

ASSETS
   Investments at value (Identified cost $200,525,292) ..............................                              $ 202,157,291
   Cash .............................................................................                                        678
   Receivable for:
      Fund shares sold ..............................................................                                    306,698
      Securities sold ...............................................................                                  1,768,849
      Dividends and interest ........................................................                                  1,424,918
                                                                                                                   -------------
                                                                                                                     205,658,434

LIABILITIES
   Payable for:
      Securities purchased ..........................................................         $     227,936
      Fund shares redeemed ..........................................................               856,929
   Accrued expenses:
      Management fees ...............................................................                12,552
      Deferred trustees' fees .......................................................                73,402
      Accounting and administrative .................................................                 6,634
      Transfer agent ................................................................                64,903
      Other expenses ................................................................                55,258
                                                                                                                   -------------
                                                                                                                       1,297,614
                                                                                                                   -------------
NET ASSETS ..........................................................................                              $ 204,360,820
                                                                                                                   =============
   Net assets consist of:
      Paid in capital ...............................................................                              $ 217,322,752
      Undistributed (overdistributed) net investment income .........................                                    (25,412)
      Accumulated net realized gains (losses) .......................................                                (14,568,519)
      Unrealized appreciation (depreciation) on investments .........................                                  1,631,999
                                                                                                                   -------------
NET ASSETS ..........................................................................                              $ 204,360,820
                                                                                                                   =============
   Computation of net asset value and offering price:
   Net asset value and redemption price of Class A shares
     ($120,376,877 / 11,136,292  shares of beneficial interest) .....................                              $       10.81
                                                                                                                   =============

   Offering price per share (100 / 94.25 of 10.81) ..................................                              $       11.47*
                                                                                                                   =============

   Net asset value and offering price of Class B shares
     ($45,816,034 / 4,269,040 shares of beneficial interest) ........................                              $       10.73**
                                                                                                                   =============

   Net asset value and offering price of Class C shares
     ($2,328,947 / 218,059 shares of beneficial interest) ...........................                              $       10.68**
                                                                                                                   =============

   Net asset value, offering and redemption price of Class Y shares
     ($35,838,962 / 3,316,644 shares of beneficial interest) ........................                              $       10.81
                                                                                                                   =============


 *   Based upon single purchases of less than $50,000.

     Reduced sales charges apply for purchases in excess of this amount.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charges.

14               See accompanying notes to financial statements.

                            STATEMENT OF OPERATIONS

================================================================================

Six Months Ended June 30, 2000
(unaudited)

INVESTMENT INCOME
  Dividends (net of foreign taxes of $3,087) ..................                   $    987,434
   Interest ...................................................                      3,239,251
                                                                                  ------------
                                                                                     4,226,685
 Expenses

      Management fees .........................................   $    855,074
      Service fees - Class A ..................................        169,888
      Service and distribution fees - Class B .................        260,553
      Service and distribution fees - Class C .................         15,415
      Trustees' fees and expenses .............................          7,752
      Accounting and administrative ...........................         41,016
      Custodian ...............................................         58,616
      Transfer agent - Class A, Class B, Class C ..............        339,757
      Transfer agent - Class Y ................................         19,497
      Audit and tax services ..................................         18,210
      Legal ...................................................          7,480
      Printing ................................................         29,360
      Registration ............................................         25,303
      Miscellaneous ...........................................          5,645
                                                                  ------------
   Total expenses before reductions ...........................      1,853,566
   Less reductions ............................................        (89,456)      1,764,110
                                                                  ------------    ------------
   Net investment income ......................................                      2,462,575
                                                                                  ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

   Realized gain (loss) on investments-- net ..................    (14,587,913)
   Unrealized appreciation (depreciation) on investments -- net     (5,597,145)
                                                                  ------------
   Net gain (loss) on investment transactions .................                    (20,185,058)
                                                                                  ------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS .........                   $(17,722,483)
                                                                                  ============

                See accompanying notes to financial statements.               15

                       STATEMENT OF CHANGES IN NET ASSETS

================================================================================

(unaudited)

                                                                Year Ended     Six Months Ended
                                                                December 31,       June 30,
                                                                   1999              2000
                                                               -------------    -------------
FROM OPERATIONS
   Net investment income ...................................   $   7,553,382    $   2,462,575
   Net realized gain (loss) on investments .................      21,528,018      (14,587,913)
   Net unrealized appreciation (depreciation) on investments     (41,558,788)      (5,597,145)
                                                               -------------    -------------
   Increase (decrease) in net assets from operations .......     (12,477,388)     (17,722,483)
                                                               -------------    -------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
      Class A ..............................................      (4,639,384)      (1,586,656)
      Class B ..............................................      (1,264,308)        (309,395)
      Class C ..............................................         (85,562)         (17,806)
      Class Y ..............................................      (1,639,492)        (605,764)
   Net realized gain on investments
      Class A ..............................................     (13,844,100)               0
      Class B ..............................................      (5,598,800)               0
      Class C ..............................................        (372,784)               0
      Class Y ..............................................      (3,811,458)               0
                                                               -------------    -------------
                                                                 (31,255,888)      (2,519,621)
                                                               -------------    -------------
Increase (decrease) in net assets
   derived from capital share transactions .................     (56,609,069)     (60,866,705)
                                                               -------------    -------------
Total increase (decrease) in net assets ....................    (100,342,345)     (81,108,809)

NET ASSETS
   Beginning of the period .................................     385,811,974      285,469,629
                                                               -------------    -------------
   End of the period .......................................   $ 285,469,629    $ 204,360,820
                                                               =============    =============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
   End of the period .......................................   $      31,634    $     (25,412)
                                                               =============    =============

16              See accompanying notes to financial statements.

                              FINANCIAL HIGHLIGHTS

================================================================================

For a share outstanding throughout each period.
(unaudited)

                                                                                    Class A
                                                ---------------------------------------------------------------------------
                                                                                                                 Six Months
                                                                    Year Ended December 31,                        Ended
                                                -------------------------------------------------------------     June 30,
                                                   1995         1996         1997        1998         1999          2000
                                                -------------------------------------------------------------    ----------
Net Asset Value, Beginning of the Period ....   $   11.27    $   13.14    $   13.94    $   14.25    $   13.52    $   11.69
                                                ---------    ---------    ---------    ---------    ---------    ---------
Income From Investment Operations

Net Investment Income .......................        0.42         0.38         0.33         0.33         0.32         0.14
Net Realized and Unrealized Gain (Loss)
  on Investments ............................        2.49         1.76         2.05         0.74        (0.82)       (0.89)
                                                ---------    ---------    ---------    ---------    ---------    ---------
Total From Investment Operations ............        2.91         2.14         2.38         1.07        (0.50)       (0.75)
                                                ---------    ---------    ---------    ---------    ---------    ---------
Less Distributions

Dividends From Net Investment Income ........       (0.40)       (0.39)       (0.33)       (0.32)       (0.32)       (0.13)
Distributions From Net Realized Capital Gains       (0.64)       (0.95)       (1.74)       (1.48)       (1.01)        0.00
                                                ---------    ---------    ---------    ---------    ---------    ---------
Total Distributions .........................       (1.04)       (1.34)       (2.07)       (1.80)       (1.33)       (0.13)
                                                ---------    ---------    ---------    ---------    ---------    ---------
Net Asset Value, End of the Period ..........   $   13.14    $   13.94    $   14.25    $   13.52    $   11.69    $   10.81
                                                =========    =========    =========    =========    =========    =========
Total Return (%) (a) ........................        26.3         17.1         17.5          8.2         (3.8)        (6.4)
Ratio of Operating Expenses to Average
  Net Assets (%) ............................        1.36         1.33         1.29         1.30         1.33         1.52(b)
Ratio of Operating Expenses to Average
  Net Assets After Expense Reductions (%) ...        1.36         1.33         1.29         1.30         1.33         1.44(b)(c)
Ratio of Net Investment Income to
  Average Net Assets (%) ....................        3.37         2.79         2.25         2.25         2.30         2.23(b)
Portfolio Turnover Rate (%) .................          54           70           69           81           61           72
Net Assets, End of the Period (000) .........   $ 196,514    $ 219,626    $ 233,421    $ 222,866    $ 167,943    $ 120,377

(a)  A sales charge is not reflected in total return calculations.

(b)  Computed on an annualized basis.

(c) The Fund has entered into agreements with brokers whereby the brokers rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

                See accompanying notes to financial statements.               17

                              FINANCIAL HIGHLIGHTS

================================================================================

For a share outstanding throughout each period.
(unaudited)

                                                                                    Class B
                                                ---------------------------------------------------------------------------
                                                                                                                 Six Months
                                                                    Year Ended December 31,                        Ended
                                                -------------------------------------------------------------     June 30,
                                                   1995         1996         1997        1998         1999          2000
                                                -------------------------------------------------------------    ----------
Net Asset Value, Beginning of the Period ....   $   11.24    $   13.08    $   13.86    $   14.15    $   13.40    $   11.58
                                                ---------    ---------    ---------    ---------    ---------    ---------
Income From Investment Operations
Net Investment Income .......................        0.34         0.29         0.23         0.21         0.21         0.09
Net Realized and Unrealized Gain (Loss) on
  Investments ...............................        2.46         1.74         2.03         0.74        (0.80)       (0.87)
                                                ---------    ---------    ---------    ---------    ---------    ---------
Total From Investment Operations ............        2.80         2.03         2.26         0.95        (0.59)       (0.78)
                                                ---------    ---------    ---------    ---------    ---------    ---------
Less Distributions
Dividends From Net Investment Income ........       (0.32)       (0.30)       (0.23)       (0.22)       (0.22)       (0.07)
Distributions From Net Realized Capital Gains       (0.64)       (0.95)       (1.74)       (1.48)       (1.01)        0.00
                                                ---------    ---------    ---------    ---------    ---------    ---------
Total Distributions .........................       (0.96)       (1.25)       (1.97)       (1.70)       (1.23)       (0.07)
                                                ---------    ---------    ---------    ---------    ---------    ---------
Net Asset Value, End of the Period ..........   $   13.08    $   13.86    $   14.15    $   13.40    $   11.58    $   10.73
                                                =========    =========    =========    =========    =========    =========
Total Return (%) (a) ........................        25.3         16.3         16.7          7.3         (4.4)        (6.8)
Ratio of Operating Expenses to Average Net
  Assets (%) ................................        2.11         2.08         2.04         2.05         2.08         2.27(b)
Ratio of Operating Expenses to Average Net
  Assets After Expense Reductions (%) .......        2.11         2.08         2.04         2.05         2.08         2.19(b)(c)
 Ratio of Net Investment Income to Average
  Net Assets (%) ............................        2.62         2.04         1.50         1.50         1.55         1.48(b)
Portfolio Turnover Rate (%) .................          54           70           69           81           61           72
Net Assets, End of the Period (000) .........   $  40,361    $  58,367    $  76,558    $  84,255    $  65,492    $  45,816

(a) A contingent deferred sales charge is not reflected in total return calculations.

(b)  Computed on an annualized basis.

(c) The Fund has entered into agreements with brokers whereby the brokers rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

18              See accompanying notes to financial statements.

                              FINANCIAL HIGHLIGHTS

================================================================================

For a share outstanding throughout each period.
(unaudited)

                                                                                    Class C
                                                ---------------------------------------------------------------------------
                                                                                                                 Six Months
                                                                    Year Ended December 31,                        Ended
                                                -------------------------------------------------------------     June 30,
                                                   1995         1996         1997        1998         1999          2000
                                                -------------------------------------------------------------    ----------
Net Asset Value, Beginning of the Period ....   $   11.24    $   13.05    $   13.82    $   14.10    $   13.35    $   11.53
                                                ---------    ---------    ---------    ---------    ---------    ---------
Income From Investment Operations
Net Investment Income .......................        0.35         0.29         0.23         0.21         0.21         0.10
Net Realized and Unrealized
  Gain (Loss) on Investments ................        2.44         1.73         2.02         0.74        (0.80)       (0.88)
                                                ---------    ---------    ---------    ---------    ---------    ---------
Total From Investment Operations ............        2.79         2.02         2.25         0.95        (0.59)       (0.78)
                                                ---------    ---------    ---------    ---------    ---------    ---------
Less Distributions
Dividends From Net Investment Income ........       (0.34)       (0.30)       (0.23)       (0.22)       (0.22)       (0.07)
Distributions From Net Realized Capital Gains       (0.64)       (0.95)       (1.74)       (1.48)       (1.01)        0.00
                                                ---------    ---------    ---------    ---------    ---------    ---------
Total Distributions .........................       (0.98)       (1.25)       (1.97)       (1.70)       (1.23)       (0.07)
                                                ---------    ---------    ---------    ---------    ---------    ---------
Net Asset Value, End of the Period ..........   $   13.05    $   13.82    $   14.10    $   13.35    $   11.53    $   10.68
                                                =========    =========    =========    =========    =========    =========
Total Return (%) (a) ........................        25.2         16.2         16.6          7.3         (4.5)        (6.8)
Ratio of Operating Expenses to
  Average Net Assets (%) ....................        2.11         2.08         2.04         2.05         2.08         2.27(b)
Ratio of Operating Expenses to Average Net
  Assets After Expense Reductions (%) .......        2.11         2.08         2.04         2.05         2.08         2.19(b)(c)
Ratio of Net Investment Income
  to Average Net Assets (%) .................        2.62         2.04         1.50         1.50         1.55         1.48(b)
Portfolio Turnover Rate (%) .................          54           70           69           81           61           72
Net Assets, End of the Period (000) .........   $     718    $   2,538    $   4,596    $   5,480    $   4,454    $   2,329

(a) A contingent deferred sales charge is not reflected in total return calculations.

(b)  Computed on an annualized basis.

(c) The Fund has entered into agreements with brokers whereby the brokers rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

                See accompanying notes to financial statements.               19

                              FINANCIAL HIGHLIGHTS

================================================================================

For a share outstanding throughout each period.
(unaudited)

                                                                                    Class Y
                                                ---------------------------------------------------------------------------
                                                                                                                 Six Months
                                                                    Year Ended December 31,                        Ended
                                                -------------------------------------------------------------     June 30,
                                                   1995         1996         1997        1998         1999          2000
                                                -------------------------------------------------------------    ----------
Net Asset Value, Beginning of the Period ....   $   11.27    $   13.15    $   13.95    $   14.27    $   13.54    $   11.71
                                                ---------    ---------    ---------    ---------    ---------    ---------
Income From Investment Operations

Net Investment Income .......................        0.46         0.44         0.40         0.39         0.36         0.16
Net Realized and Unrealized Gain (Loss)
  on Investments ............................        2.51         1.76         2.06         0.74        (0.81)       (0.88)
                                                ---------    ---------    ---------    ---------    ---------    ---------
Total From Investment Operations ............        2.97         2.20         2.46         1.13        (0.45)       (0.72)
                                                ---------    ---------    ---------    ---------    ---------    ---------
Less Distributions
Dividends From Net Investment Income ........       (0.45)       (0.45)       (0.40)       (0.38)       (0.37)       (0.18)
Distributions From Net Realized Capital Gains       (0.64)       (0.95)       (1.74)       (1.48)       (1.01)        0.00
                                                ---------    ---------    ---------    ---------    ---------    ---------
Total Distributions .........................       (1.09)       (1.40)       (2.14)       (1.86)       (1.38)       (0.18)
                                                ---------    ---------    ---------    ---------    ---------    ---------
Net Asset Value, End of the Period ..........   $   13.15    $   13.95    $   14.27    $   13.54    $   11.71    $   10.81
                                                =========    =========    =========    =========    =========    =========
Total Return (%) ............................        26.8         17.6         18.1          8.6         (3.3)        (6.2)
Ratio of Operating Expenses to
   Average Net Assets (%) ...................        1.11         0.88         0.88         0.90         0.93         1.01(a)
Ratio of Operating Expenses to Average Net
    Assets After Expense Reductions (%) .....        1.11         0.88         0.88         0.90         0.93         0.93(a)(b)
Ratio of Net Investment Income to
Average Net Assets (%) ......................        3.62         3.24         2.66         2.65         2.68         2.74(a)
Portfolio Turnover Rate (%) .................          54           70           69           81           61           72
Net Assets, End of the Period (000) .........   $  59,411    $  77,665    $  85,620    $  73,212    $  47,130    $  35,839

(a)  Computed on an annualized basis.

(b) The Fund has entered into agreements with brokers whereby the brokers rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

20              See accompanying notes to financial statements.

                         NOTES TO FINANCIAL STATEMENTS

================================================================================

For the Six Months Ended June 30, 2000
(unaudited)

1. Significant Accounting Policies. The Fund is a Series of Nvest Funds Trust I, a Massachusetts business trust (the "Trust"), and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Fund seeks a reasonable long-term investment return from a combination of long-term capital appreciation and moderate current income. The Declaration of Trust permits the Trustees to issue an unlimited number of shares of the Trust in multiple series (each such series is a "Fund").

On February 25, 2000, the Board of Trustees approved changes to the investment strategies of the Fund to add a growth-style component to the equity portfolio of the Fund. The Fund liquidated a portion of its existing value-based equity portfolio in order to purchase securities that are considered by the Fund's subadviser to have growth characteristics.

The Fund offers Class A, Class B, Class C and Class Y shares. Class A shares are sold with a maximum front end sales charge of 5.75%. Class B shares do not pay a front end sales charge, but pay a higher ongoing distribution fee than Class A shares for eight years (at which point they automatically convert to Class A shares), and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase (or five years if purchased prior to May 1, 1997). Class C shares do not pay a front end sales charge and do not convert to any other class of shares, but they do pay a higher ongoing distribution fee than Class A shares and may be subject to a contingent deferred sales charge if those shares are redeemed within one year. Class Y shares do not pay a front end sales charge, a contingent deferred sales charge or distribution fees. They are intended for institutional investors with a minimum of $1,000,000 to invest. Expenses of the Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees and transfer agent fees applicable to such class), and votes as a class only with respect to its own Rule 12b-1 plan. Shares of each class would receive their pro rata share of the net assets of the Fund, if the Fund were liquidated. In addition, the Trustees approve separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States for investment companies. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Security Valuation. Equity securities are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees, which service provides the last reported sale price for securities listed on an applicable securities exchange or on the NASDAQ national market system, or, if no sale was reported and in the case of over-the-counter securities not so listed, the last reported bid price. Debt securities (other than short-term obligations with a remaining maturity of less than sixty days) are valued on the basis of valuations furnished by a pricing service as authorized by the Board of Trustees, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term obligations with a remaining maturity of less than sixty days are stated at amortized cost, which approximates market value. All other securities and assets are valued at their fair value as determined in good faith by the Fund's adviser and subadviser, under the supervision of the Fund's Trustees.

================================================================================

For the Six Months Ended June 30, 2000
(unaudited)

b. Security Transactions and Related Investment Income. Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Interest income for the Fund is increased by the accretion of discount. In determining net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

c. Federal Income Taxes. The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders all of its income and any net realized capital gains, at least annually. Accordingly, no provision for federal income tax has been made.

d. Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for mortgage backed securities and wash sales. Permanent book and tax differences will result in reclassifications to capital accounts.

e. Repurchase Agreements. The Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements including interest. It is the Fund's policy that the market value of the collateral be at least equal to 100% of the repurchase price including interest. The Fund's subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

2. Purchases and Sales of Securities. For the six months ended June 30, 2000, purchases and sales of securities (excluding short-term investments) were as follows:

                     Purchases                                 Sales
         --------------------------------      ---------------------------------
         U.S. Government        Other          U.S. Government          Other
         ---------------     ------------      ---------------      ------------
          $ 22,857,842       $143,874,229       $ 24,318,903        $204,947,327

3a. Management Fees and Other Transactions with Affiliates. The Fund pays gross management fees to its investment adviser, Nvest Funds Management, L.P., ("Nvest Management") at the annual rate of 0.75% of the first $200 million of the Fund's average daily net assets, 0.70% of the next $300 million and 0.65% of such assets in excess of $500 million reduced by the payment to the Fund's investment subadviser, Loomis Sayles & Company, L.P. ("Loomis Sayles") at the rate of 0.535% of the first $200 million of the Fund's average daily net assets, 0.350% of the next $300 million and 0.300% of such assets in excess of $500 million. Certain officers and directors of Nvest Management are also officers or Trustees of the Fund. Nvest Management and Loomis Sayles are wholly owned subsidiaries of Nvest Companies, L.P. ("Nvest") which is a subsidiary of Metropolitan Life Insurance Company (Note 7). Fees earned by Nvest Management and Loomis Sayles under the management and subadvisory agreements in effect during the six months ended June 30, 2000 are as follows:

                    Fees Earned
                    -----------
                    Nvest Management              $     268,411
                    Loomis Sayles                       586,663
                                                  -------------
                                                  $     855,074
                                                  =============

The effective annualized management fee for the six months ended June 30, 2000 was 0.74%.

================================================================================

For the Six Months Ended June 30, 2000
(unaudited)

b. Accounting and Administrative Expense. Nvest Services Company, Inc. ("NSC") is a wholly owned subsidiary of Nvest and performs certain accounting and administrative services for the Fund. The Fund pays NSC a group fee for these services equal to the annual rate of 0.035% of the first $5 billion of Nvest Funds' average daily net assets, 0.0325% of the next $5 billion of the Nvest Funds' average daily net assets, and 0.03% of the Nvest Funds' average daily net assets in excess of $10 billion. For the six months ended June 30, 2000, these expenses amounted to $41,016 and are shown separately in the financial statements as accounting and administrative. The effective annualized accounting and administrative fee for the six months ended June 30, 2000 was 0.034%.

c. Transfer Agent Fees. NSC is the transfer and shareholder servicing agent for the Fund and Boston Financial Data Services ("BFDS") serves as the sub-transfer agent for the Fund. NSC receives account fees for Class A, Class B and Class C shareholder accounts. NSC and BFDS are also reimbursed by the Fund for out-of-pocket expenses. Class Y shares bear a transfer agent fee of 0.10% of average daily net assets. For the six months ended June 30, 2000, the Fund paid NSC $288,504 as compensation for its services as transfer agent.

d. Service and Distribution Fees. Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Service Plan relating to the Fund's Class A Shares (the "Class A Plan") and Service and Distribution Plans relating to the Fund's Class B and Class C shares (the "Class B and Class C Plans").

Under the Class A Plan, the Fund pays Nvest Funds Distributor, L.P. ("Nvest Funds"), the Fund's distributor (a wholly owned subsidiary of Nvest) a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class A shares, as reimbursement for expenses (including certain payments to securities dealers, who may be affiliated with Nvest Funds) incurred by the Nvest Funds in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts. For the six months ended June 30, 2000, the Fund paid Nvest Funds $169,888 in fees under the Class A Plan. If the expenses of Nvest Funds that are otherwise reimbursable under the Class A Plan incurred in any year exceed the amounts payable by the Fund under the Class A Plan, the unreimbursed amount (together with unreimbursed amounts from prior years) may be carried forward for reimbursement in future years in which the Class A Plan remains in effect. The amount of unreimbursed expenses carried forward at June 30, 2000, is $2,041,399.

Under the Class B and Class C Plans, the Fund pays Nvest Funds monthly service fees at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with Nvest Funds) incurred by Nvest Funds in providing personal services to investors in Class B and Class C shares and/or the maintenance of shareholder accounts. For the six months ended June 30, 2000, the Fund paid Nvest Funds $65,138 and $3,854 in service fees under the Class B and Class C plans, respectively.

Also under the Class B and Class C Plan, the Fund pays Nvest Funds a monthly distribution fee at the annual rate of 0.75% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with Nvest Funds) incurred by Nvest Funds in connection with the marketing or sale of Class B and Class C shares. For the six months ended June 30, 2000, the Fund paid Nvest Funds $195,415 and $11,561 in distribution fees under the Class B and Class C plans, respectively.

================================================================================

For the Six Months Ended June 30, 2000
(unaudited)

Commissions (including contingent deferred sales charges) on Fund shares paid to Nvest Funds by investors in shares of the Fund during the six months ended June 30, 2000, amounted to $196,162.

e. Trustees Fees and Expenses. The Fund does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of Nvest Management, Nvest Funds, Nvest, NSC or their affiliates. Each other Trustee receives a retainer fee at the annual rate of $40,000 and meeting attendance fees of $3,500 for each meeting of the Board of Trustees attended. Each committee member receives an additional retainer fee at the annual rate of $6,000 while each committee chairman receives a retainer fee (beyond the $6,000 fee) at the annual rate of $4,000. These fees are allocated to the various Nvest Funds based on a formula that takes into account, among other factors, the relative net assets of each fund.

A deferred compensation plan is available to the Trustees on a voluntary basis. Each participating Trustee will receive an amount equal to the value that such deferred compensation would have been, had it been invested in the Fund or certain other Nvest Funds on the normal payment date. Deferred amounts remain in the Funds until distributed in accordance with the Plan.

4. Capital Shares. At June 30, 2000, there was an unlimited number of shares of beneficial interest authorized, divided into four classes, Class A, Class B, Class C and Class Y. Transactions in capital shares were as follows:

                                                                  Year Ended                      Six Months
                                                               December 31, 1999             Ended June 30, 2000
                                                         ---------------------------    ----------------------------
  Class A                                                   Shares         Amount          Shares          Amount
-----------                                              -----------    ------------    ------------    ------------
Shares sold .........................................      1,265,090    $ 16,907,083         321,105    $  3,536,150
Shares issued in connection with the reinvestment of:
  Dividends from net investment income ..............        341,407       4,400,684         136,551       1,496,756
  Distributions from net realized gain ..............      1,139,027      13,348,732               0               0
                                                        ------------    ------------    ------------    ------------
                                                           2,745,524      34,656,499         457,656       5,032,906
Shares repurchased ..................................     (4,870,716)    (63,915,765)     (3,683,326)    (40,648,715)
                                                        ------------    ------------    ------------    ------------
Net increase (decrease) .............................     (2,125,192)   $(29,259,266)     (3,225,670)   $(35,615,809)
                                                        ------------    ------------    ------------    ------------

                                                                  Year Ended                      Six Months
                                                               December 31, 1999             Ended June 30, 2000
                                                         ---------------------------    ----------------------------
  Class B                                                   Shares         Amount          Shares          Amount
-----------                                              -----------    ------------    ------------    ------------
Shares sold .........................................        860,330    $ 11,357,242         207,649    $  2,261,796
Shares issued in connection with the reinvestment of:
  Dividends from net investment income ..............         94,655       1,206,918          27,537         298,691
  Distributions from net realized gain ..............        467,733       5,429,353               0               0
                                                        ------------    ------------    ------------    ------------
                                                           1,422,718      17,993,513         235,186       2,560,487
Shares repurchased ..................................     (2,015,881)    (26,014,153)     (1,658,863)    (18,128,876)
                                                        ------------    ------------    ------------    ------------
Net increase (decrease) .............................       (593,163)   $ (8,020,640)     (1,423,677)   $(15,568,389)
                                                        ------------    ------------    ------------    ------------

================================================================================

For the Six Months Ended June 30, 2000
(unaudited)

                                                                  Year Ended                      Six Months
                                                               December 31, 1999             Ended June 30, 2000
                                                         ---------------------------    ----------------------------
  Class C                                                   Shares         Amount          Shares          Amount
-----------                                              -----------    ------------    ------------    ------------
Shares sold .........................................         89,239    $  1,163,532          13,076    $    144,876
Shares issued in connection with the reinvestment of:
  Dividends from net investment income ..............          6,531          83,083           1,537          16,597
  Distributions from net realized gain ..............         31,247         361,197               0               0
                                                        ------------    ------------    ------------    ------------
                                                             127,017       1,607,812          14,613         161,473
Shares repurchased ..................................       (151,265)     (1,959,487)       (182,811)     (1,989,049)
                                                        ------------    ------------    ------------    ------------
Net increase (decrease) .............................        (24,248)   $   (351,675)       (168,198)   $ (1,827,576)
                                                        ------------    ------------    ------------    ------------

                                                                  Year Ended                      Six Months
                                                               December 31, 1999             Ended June 30, 2000
                                                         ---------------------------    ----------------------------
  Class Y                                                   Shares         Amount          Shares          Amount
-----------                                              -----------    ------------    ------------    ------------
Shares sold .........................................        405,924    $  5,372,675          95,993    $  1,041,148
Shares issued in connection with the reinvestment of:
  Dividends from net investment income ..............        126,531       1,639,492          55,228         605,764
  Distributions from net realized gain ..............        324,920       3,811,458               0               0
                                                        ------------    ------------    ------------    ------------
                                                             857,375      10,823,625         151,221       1,646,912
Shares repurchased ..................................     (2,239,982)    (29,801,113)       (860,566)     (9,501,843)
                                                        ------------    ------------    ------------    ------------
Net increase (decrease) .............................     (1,382,607)   $(18,977,488)       (709,345)   $ (7,854,931)
                                                        ------------    ------------    ------------    ------------
Increase (decrease) derived from capital
  shares transactions ...............................     (4,125,210)   $(56,609,069)     (5,526,890)   $(60,866,705)
                                                        ============    ============    ============    ============

5. Line of Credit. The Fund along with the other portfolios that comprise the Nvest Funds (the "Funds") participate in a $100,000,000 committed line of credit provided by Citibank, N.A. under a credit agreement (the "Agreement") dated March 3, 2000. Advances under the Agreement are taken primarily for temporary or emergency purposes. Borrowings under the Agreement bear interest at a rate tied to one of several short-term rates that may be selected from time to time. In addition, the Funds are charged a facility fee equal to 0.08% per annum on the unused portion of the line of credit. The annual cost of maintaining the line of credit and the facility fee is apportioned pro rata among the participating Funds. There were no borrowings as of or during the six months ended June 30, 2000.

6. Expense Reductions. The Fund has entered into agreements with brokers whereby the brokers will rebate a portion of brokerage commissions. Amounts earned by the Fund under such agreements are presented as a reduction of expenses in the Statement of Operations. For the six months ended June 30, 2000, the Fund's expenses were reduced by $89,456 under these agreements.

7. Subsequent Event. Nvest, L.P., and its affiliated operating partnership, Nvest Companies, L.P., have entered into an agreement for CDC Asset Management to acquire all of their outstanding partnership units. CDC Asset Management is the investment management arm of France's Caisse des Depots et Consignations, which is a major diversified financial institution. Nvest will be renamed CDC Asset Management-North America and it will continue to use the holding company structure. Nvest affiliates will retain their investment independence, brand names, management and operating autonomy. The transaction will not affect daily operations of the Nvest Funds or the investment management activities of the Funds' investment advisers or subadvisers.

================================================================================

For the Six Months Ended June 30, 2000
(unaudited)

Consummation of the transaction with CDC is subject to a number of contingencies, including regulatory approvals and approval of the unitholders of Nvest, L.P. and Nvest Companies L.P. Under the rules for mutual funds the transaction may result in a change of control for the Nvest affiliates. Consequently, it is anticipated that the Nvest affiliates will seek approval of new agreements from the Board of Trustees and shareholders prior to the consummation of the transaction. The transaction is expected to close in the fourth quarter of 2000.

================================================================================

                            NVEST EQUITY INCOME FUND
   Supplement dated August 21, 2000 to Nvest Stock Funds Prospectus Class A, B
                            and C dated May 1, 2000


Effective August 1, 2000, Margaret Buescher is the sole portfolio manager for the Fund.

                             REGULAR INVESTING PAYS

================================================================================

                                           Five Good Reasons to Invest Regularly
--------------------------------------------------------------------------------

1.   It's an easy way to build assets.
2.   It's convenient and effortless.
3.   It requires a low minimum to get started.
4. It can help you reach important long-term goals like financing retirement or college funding.
5.   It can help you benefit from the ups and downs of the market.

With Investment Builder, Nvest Funds' automatic investment program, you can invest as little as $100 a month in your Nvest fund automatically -- without even writing a check. And, as you can see from the chart below, your monthly investments can really add up over time.


                                                  The Power of Monthly Investing

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                  100            $200            $500
25 Years        $91,236        $182,472        $456,181

Assumes an 8% fixed rate of return compounded monthly and does not allow for taxes. Results are not indicative of the past or future results of any Nvest Funds. The value and return on Nvest Funds fluctuate with changing market conditions.

This program cannot assure a profit nor protect against a loss in a declining market. It does, however, ensure that you buy more shares when the price is low and fewer shares when the price is high. Because this program involves continuous investment in securities regardless of fluctuating prices, investors should consider their financial ability to continue purchases during periods of high or low prices.

You can start an Investment Builder program with your current Nvest Funds account. To open an Investment Builder account today, call your financial representative or Nvest Funds at 800-225-5478.

Please call Nvest Funds for a prospectus, which contains more information, including charges and other ongoing expenses. Please read prospectus carefully before you invest.

                                   NVEST FUNDS

================================================================================


      LARGE-CAP EQUITY FUNDS             GLOBAL/INTERNATIONAL EQUITY
        Capital Growth Fund                  Star Worldwide Fund
        Kobrick Growth Fund               International Equity Fund
           Growth Fund
      Growth and Income Fund                CORPORATE INCOME FUNDS
           Balanced Fund               Short Term Corporate Income Fund
          Star Value Fund                      Bond Income Fund
                                               High Income Fund
       ALL-CAP EQUITY FUNDS                 Strategic Income Fund
        Star Advisers Fund
       Kobrick Capital Fund                GOVERNMENT INCOME FUNDS
          Bullseye Fund               Limited Term U.S. Government Fund
        Equity Income Fund                Government Securities Fund

      SMALL-CAP EQUITY FUNDS                  MONEY MARKET FUNDS*
        Star Small Cap Fund                  Cash Management Trust
   Kobrick Emerging Growth Fund         Tax Exempt Money Market Trust

                                 *Investments in the money market funds are not
                                    insured or guaranteed by the FDIC or any
                                              government agency.


                              TAX-FREE INCOME FUNDS
                              Municipal Income Fund
                           Intermediate Term Tax Free
                               Fund of California
                       Massachusetts Tax Free Income Fund


To learn more, and for a free prospectus, contact your financial representative.

                    Visit our Web site at www.nvestfunds.com
                          Nvest Funds Distributor, L.P.
                               399 Boylston Street
                                Boston, MA 02116
                             Toll Free 800-225-5478

     This material is authorized for distribution to prospective investors when it is preceded or accompanied by the Fund's current prospectus, which contains information about distribution charges, management and other items of interest. Investors are advised to read the prospectus carefully before investing.

     Nvest Funds Distributor, L.P, and other firms selling shares of Nvest Funds are members of the National Association of Securities Dealers, Inc. (NASD). As a service to investors, the NASD has asked that we inform you of the availability of a brochure on its Public Disclosure Program. The program provides access to information about securities firms and their representatives. Investors may obtain a copy by contacting the NASD at 800-289-9999 or by visiting their Web site at www.NASDR.com.

[LOGO] Nvest Funds(SM)
       Where The Best Minds Meet(R)






            BL58-0600

[LOGO] Printed On Recycled Paper

                               SEMIANNUAL REPORT

[NVEST FUNDS LOGO GOES HERE]

NVEST STAR ADVISERS FUND

[WHERE THE BEST MINDS MEET ARTWORK GOES HERE]

Please read the prospectus
supplement on page 28.

June 30, 2000

                               PRESIDENTS MESSAGE
================================================================================

                                                                    AUGUST  2000
--------------------------------------------------------------------------------
[PICTURE OF JOHN HAILER GOES HERE]
John
T. Hailer President and
Chief Executive Officer
Nvest Funds

In an effort to protect the U.S. economy from the specter of renewed inflation, the Federal Reserve Board has raised interest rates six times in the past 12 months - three times during the first six months of 2000. Because higher interest rates cut into corporate profits and make financial assets less attractive, the markets have been undergoing a period of heightened volatility.

YOUR CHOICE OF INVESTMENT TOOLS

Investors react to volatility in different ways. Some seek safer harbors; others define risk as opportunity and add selectively to their portfolios. Regardless of which type of investor you may resemble, remember that Nvest funds cover a wide spectrum of investments, from conservative to aggressive. These include a comprehensive family of equity and fixed-income funds that may complement your current holdings, as well as funds that combine different investment styles in a single portfolio.

For  example,  Nvest Star  funds'  multi-manager  approach  can help you through periods of market volatility by offering you greater diversification than single-manager funds. Each Nvest Star fund is composed of four separate segments run by managers with distinct investment disciplines -- a strategy that allows investors to benefit from different investment styles and diversified portfolio holdings, seeking superior long-term results with reduced risk. We search for the strongest candidates to manage each segment, using approaches that complement one another in varying market conditions. No matter how you react to shifting markets, don't let short-term events derail your long-range program. Consult your financial representative before you make any changes.

NVEST IS POISED FOR GLOBAL GROWTH

As you may know, Nvest Companies is under agreement to be acquired by CDC Asset Management, a leading French institutional money management company and a major global financial institution. CDC's expertise in European stock and bond markets will be a resource for the premier U.S. investment management teams who manage our funds. Nvest Funds will continue to operate independently, but with broader resources to bring you attractive, innovative products and services. Since your vote will be required, you will receive proxy information in September. In the meantime, if you would like more information, you are welcome to call your financial representative or us, or visit our web site, www.nvestfunds.com.

[JOHN HAILERS SIGNATURE APPEARS HERE]

"No matter how you react to shifting markets, don't let short-term events derail your long- range program. Consult your financial representative before you make any changes."

               NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

                            NVEST STAR ADVISERS FUND
================================================================================

                                        INVESTMENT RESULTS THROUGH JUNE 30, 2000
--------------------------------------------------------------------------------
PUTTING PERFORMANCE IN PERSPECTIVE

The charts comparing Nvest Star Advisers Fund's performance to a benchmark index provide you with a general sense of how your Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. Your Fund's total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities necessary to match the index. And, if they could, they would incur transaction costs and other expenses. The Standard & Poor's 400 Index4 is the primary benchmark and the S&P 500 Stock Index5 is the secondary benchmark for Star Advisers Fund.

[GROWTH OF A $10,000 CHART GOES HERE]

GROWTH OF A $10,000 INVESTMENT IN CLASS A SHARES

July  1994  (Inception)  through  June 2000

                      NAV           MSC         S&P 500       S&P 400
        ----------------------------------------------------------------
         6/00        33,423        31,501        35,455        30,941
         6/99        27,871        26,269        33,062        26,429
         6/98        23,017        21,694        26,941        22,562
         6/97        18,552        17,486        20,710        17,750
         6/96        15,907        14,993        15,382        14,398
         6/95        12,107        11,411        12,215        11,846
         6/94        10,000         9,425        10,000        10,000


This illustration represents past performance and does not guarantee future results. Share price and return will vary and you may have a gain or loss when you sell your shares. Other classes of shares are available for which performance, fees and expenses will differ. All results include reinvestment of dividends and capital gains.

                            NVEST STAR ADVISERS FUND
================================================================================

                                       AVERAGE  ANNUAL TOTAL  RETURNS -- 6/30/00
--------------------------------------------------------------------------------
                                                                      Since
Class A (Inception 7/7/94)         6 Months     1 Year     5 Years  Inception
--------------------------------------------------------------------------------
Net Asset Value(1)                  -5.23%       19.92%     22.52%     22.60%
With Maximum Sales Charge(2)       -10.66        13.04      21.08      21.39

                                                                      Since
Class B (Inception 7/7/94)         6 Months     1 Year     5 Years  Inception
--------------------------------------------------------------------------------
Net Asset Value(1)                  -5.58%       19.06%     21.61%     21.70%
With CDSC(3)                       -10.30        14.13      21.43      21.64

                                                                      Since
Class C (Inception  7/7/94)        6 Months     1 Year     5 Years  Inception
--------------------------------------------------------------------------------
Net Asset Value(1)                 -5.57%       19.04%       21.63%    21.71%
With CDSC(3)                       -6.51        18.05        21.63     21.71

                                                                      Since
Class Y (Inception 11/15/94)      6 Months      1 Year     5 Years  Inception
--------------------------------------------------------------------------------
Net Asset Value(1)                -5.06%       20.27%       22.91%    22.77%


                                                                                                     SINCE
                                                                                SINCE FUND'S         FUND'S
                                                                                  INCEPTION          CLASS Y
COMPARATIVE PERFORMANCE               6 MONTHS       1 YEAR        5 YEARS     (CLASS A, B AND C)   INCEPTION
S&P 400 Index(4)                        9.06%         17.07%        21.20%           21.24%           21.89%
S&P 500 Index(5)                       -0.42           7.24         23.80            24.06            24.82
Morningstar Large Cap Growth Avg.(6)    3.07          27.19         24.93            25.65            26.99
Lipper Multi-Cap Growth Average(7)      6.47          45.76         26.00            25.78            26.25



These returns represent past performance and do not guarantee future results. Share price and return will vary and you may have a gain or loss when you sell your shares. Recent returns may be higher or lower than those shown. Class Y shares are available to certain institutional investors only.

1 These results include reinvestment of any dividends and capital gains, but do not include a sales charge.
2 These results include reinvestment of any dividends and capital gains, and the maximum sales charge of 5.75%.
3 Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge applied when you sell shares. Class C share performance assumes a 1.00% CDSC when you sell shares within one year of purchase.
4 S&P 400 is an unmanaged index of U.S. mid-sized company stocks. You may not invest directly in an index.
5 S&P 500 is an unmanaged index of U.S. common stock performance. You may not invest directly in an index.
6 Morningstar Large Cap Growth Average is the average performance without sales charges of funds with similar investment objectives as calculated by Morningstar, Inc. Class A, B and C since inception returns are calculated from 7/31/94. Class Y since inception return is calculated from 11/30/94.
7 Lipper Multi-Cap Growth Average is the average performance without sales charges of funds with similar investment objectives as calculated by Lipper Inc. Class Y since inception return is calculated from 11/30/94.

                            NVEST STAR ADVISERS FUND
================================================================================

                                             OVERVIEW:  HOW THE  FUND  PERFORMED
--------------------------------------------------------------------------------

The first six months of 2000 were turbulent for most stock investors. Rising interest rates and concerns about the high valuations of technology stocks led to a broad-based sell-off in the market. While individual market sectors rebounded, the market failed to return to the high levels it had attained earlier in the period.

For the six-months ended June 30, 2000, Nvest Star Advisers Fund's Class A shares returned -5.23% at net asset value. For the same period, the Fund's primary benchmark, Standard & Poor's 400 Index of mid-sized stocks returned 9.06%, and its broader secondary benchmark, Standard & Poor's 500 Stock Index, returned -0.42%. The difference between the results of the Fund and its benchmarks in part reflects the value orientation of the segment managed by Harris/Oakmark, which began a long-overdue but tentative price rally in the second quarter. It also reflects the Fund's overall emphasis on technology companies; not even the strongest of these escaped the intense volatility during the second quarter.

Nvest Star Advisers Fund is composed of four separate portfolio segments, each managed by a different investment management firm. This multi-manager approach is the foundation of the Nvest Funds Star concept. It provides a means to diversify among individual securities as well as the investment styles of several established management firms. The extra diversification is designed to balance out market swings over time, seeking superior long-term performance results relative to funds that employ only one strategy.

The chart below shows the proportion of assets under the management of each subadviser. The proportions grow and shrink relative to one another depending on the relative returns of each subadviser and the markets in which they invest.

THE FED ATTEMPTS TO SLOW THE ECONOMY

During the first six months of 2000, the Federal Reserve Board's monetary policy continued to preoccupy investors, as higher wages and robust consumer spending generated concerns about the prospects for accelerating inflation.

[PIE CHART OF FUND MIX GOES HERE]

PORTFOLIO MIX 6-30-00
---------------------
40.9%   JANUS
17.9%   LOOMIS SAYLES
12.4%   HARRIS/OARMARK
28.8%   KOBRICK

                            NVEST STAR ADVISERS FUND
================================================================================

As a result, the Fed continued the policy it began last year of taking pre-emptive strikes against inflation by raising short-term interest rates. By the end of June, slight declines in retail sales, mortgage demand, housing starts and construction, plus a modest increase in unemployment, indicated that U.S. economic growth might have cooled to a more desirable pace, calming inflationary pressures.

A TUG-OF-WAR BETWEEN NEW ECONOMY AND OLD ECONOMY STOCKS

As the year 2000 unfolded, the stock market was driven largely by what had come to be known as "new economy" stocks. These are the technology, telecommunications and "dot.com" companies that had dominated the market for more than a year. During January and February, these new economy stocks continued to soar, while many "old economy" stocks -- companies unrelated to technology -- were largely overlooked by investors. In March, investor sentiment changed dramatically. Rising interest rates and questions about the sustainability of the bull market in new economy stocks triggered a sell-off. While some non-technology stocks rallied briefly, volatility prevailed, as investors rotated among different market sectors. No one sector maintained leadership for long.

THE FUND'S  SEGMENTS  USE  SEPARATE  STRATEGIES

The four segments of Nvest Star Advisers Fund each reacted to the volatility in the market in different ways.

During the opening quarter of 2000, the Kobrick segment maintained its commitment to the fastest growing segments of the market, technology stocks, and then broadened its investment focus to other areas, including the financial sector, during the second quarter.

Throughout the first half of the year, the Janus segment continued to seek companies with strong earnings growth in all areas of the market. Janus focused on companies that the managers believe have the potential to benefit from what they call "reinventing the global economy." These are companies that have products and services designed to bring the efficiency of the Internet to smokestack industries.

The Harris/Oakmark segment sought companies priced at discounts to their business value. While this strategy held back performance during the first two months of the period, it began to contribute to returns in subsequent months.

The Loomis Sayles segment invested in companies with earnings improvements, reasonable prices and catalysts that should boost their stock prices. During the

                            NVEST STAR ADVISERS FUND
================================================================================

first quarter of 2000, technology and energy stocks benefited the Loomis Sayles segment. In the second quarter, financial, utility and health-care stocks were the strongest contributors in this segment.

OUR OUTLOOK IS FOR A HEALTHY BUSINESS ENVIRONMENT

We believe the market will be volatile as long as interest rates continue to rise and until a balance is achieved between price and value. Provided the economy remains strong enough to support a healthy business environment, we believe that both high-growth technology companies and undervalued, established companies with solid earnings prospects are likely to do well.

Portfolio holdings and asset allocation will vary.


TOP 10 PORTFOLIO SECTORS -- 6/30/00

                                              % OF
    SECTOR                                 NET ASSETS
    -------------------------------------------------
1   Computer Software & Services               12.2
2   Telecommunications-Equipment                7.4
3   Telecommunications                          6.4
4   Electronics                                 4.9
5   Broadcasting                                4.8
6   Communications-Equipment                    3.9
7   Computers & Business Equipment              3.3
8   Consumer Goods & Services                   3.2
9   Computer Networking                         2.9
10  Semiconductors                              2.8

Portfolio holdings and asset allocations will vary.

TOP 10 PORTFOLIO HOLDINGS-- 6/30/00

                                                  % OF
  COMPANY                                      NET ASSETS
  -------------------------------------------------------
1   Nokia Corp. (ADR)                              4.3
2   Enron Corp.                                    2.0
3   AT&T Corp. - Liberty Media Group               1.7
4   Time Warner, Inc.                              1.4
5   Software.com, Inc.                             1.3
6   E-Tek Dynamics, Inc.                           1.1
7   Portal Software, Inc.                          1.0
8   Integrated Device Technology, Inc.             1.0
9   Extreme Networks, Inc.                         1.0
10  Brocade Communications Systems, Inc.           0.9

Portfolio holdings and asset allocations will vary.

This portfolio managers' commentary reflects the conditions and actions taken during the reporting period, which are subject to change. A shift in opinion may result in strategic and other portfolio changes.

Nvest Star Advisers Fund invests in foreign and emerging market securities, which have special risks; small-cap and emerging growth companies, which are more volatile than the overall market; lower-rated bonds, which offer higher yields in return for more risk; real estate investment trusts (REITs), which change in price with underlying real estate values and have other mortgage-related risks; derivative securities, whose value is based on other securities or indices; and initial public offerings (IPOs), which may have significant risk, impact the Fund's performance and increase tax liability. Frequent portfolio turnover may increase your risk of tax liability and lower your total return from this Fund. These risks affect your investment's value. See a prospectus for details.

                             PORTFOLIO COMPOSITION
================================================================================

Investments as of June 30, 2000
(unaudited)

COMMON STOCK-- 91.2% OF TOTAL NET ASSETS

    SHARES       DESCRIPTION                                           VALUE (A)
--------------------------------------------------------------------------------
                 AEROSPACE & DEFENSE-- 1.4%
    23,400       Alliant Techsystems, Inc.                        $    1,578,038
   199,000       Boeing Co.                                            8,320,687
   370,000       Lockheed Martin Corp.                                 9,180,625
    65,600       Newport News Shipbuilding, Inc.                       2,410,800
                                                                       ---------
                                                                      21,490,150
                                                                       ---------

                 APPAREL & TEXTILES-- 0.8%
    59,800       Liz Claiborne, Inc.                                   2,107,950
   235,000       NIKE, Inc., Class B                                   9,355,937
    55,600       Russell Corp.                                         1,112,000
                                                                       ---------
                                                                      12,575,887
                                                                       ---------

                 AUTOMOTIVE-- 0.5%
   260,000       Lear Corp. (c)                                        5,200,000
    70,200       Oshkosh Truck Corp.                                   2,509,650
                                                                       ---------
                                                                       7,709,650
                                                                       ---------

                 BANKS & THRIFTS-- 2.7%
    77,400       Astoria Financial                                     1,993,050
   278,000       Bank One Corp.                                        7,384,375
    42,400       City National Corp.                                   1,473,400
   112,800       Colonial BancGroup, Inc.                              1,085,700
    36,955       Commerce Bancorp, Inc.                                1,699,930
    75,037       Commercial Federal Corp.                              1,167,763
   122,590       Fifth Third Bancorp                                   7,753,818
    65,500       First Midwest Bancorp, Inc.                           1,522,875
   184,594       Firstar Corp.                                         3,888,011
    68,869       Hudson United Bancorp                                 1,545,248
   372,500       Washington Mutual, Inc.                              10,755,938
    45,700       Wilmington Trust Corp.                                1,953,675
                                                                       ---------
                                                                      42,223,783
                                                                       ---------
                 BIOTECHNOLOGY-- 0.2%
    39,000       Medicis Pharmaceutical Corp.                          2,223,000
    10,200       Myriad Genetics, Inc.                                 1,510,397
                                                                       ---------
                                                                       3,733,397
                                                                       ---------
                 BROADCASTING-- 4.8%
    43,900       Adelphia Communications Corp.                         2,057,812
    30,040       AT&T Corp.                                              950,015
 1,130,290       AT&T Corp., Liberty Media Group,
                 Class A (c)                                          27,409,532
    89,660       Cablevision Systems Corp. (c)                         6,085,672
   241,005       Charter Communications, Inc.                          3,961,520
   253,660       Comcast Corp., Special Class A                       10,273,230
   111,185       Cox Communications, Inc. (c)                          5,065,867
    34,200       E. W. Scripps Co.                                     1,684,350
   229,167       Infinity Broadcasting Corp.                           8,350,273

                 BROADCASTING --  CONTINUED
    18,230       Liberty Digital, Inc.                                 $ 546,900
   154,400       Regent Communications, Inc.                           1,326,875
    87,465       UnitedGlobalCom, Inc.                                 4,088,989
   124,400       Wink Communications, Inc. (c)                         3,794,200
                                                                       ---------
                                                                      75,595,235
                                                                       ---------
                 BUILDING & RELATED-- 1.6%
   250,000       Black & Decker Corp.                                  9,828,125
   108,500       D.R. Horton, Inc.                                     1,471,531
   375,000       Masco Corp.                                           6,773,438
   300,000       Stanley Works                                         7,125,000
                                                                       ---------
                                                                      25,198,094
                                                                       ---------
                 BUSINESS SERVICES-- 1.1%
    68,700       ADVO, Inc.                                            2,885,400
   141,100       Burns International Services Corp.                    1,763,750
    50,900       Manpower, Inc.                                        1,628,800
    81,550       Tetra Tech, Inc. (c)                                  1,865,456
    96,465       TMP Worldwide, Inc. (c)                               7,120,323
    55,900       United Stationers, Inc.                               1,809,763
                                                                       ---------
                                                                      17,073,492
                                                                       ---------
                 CHEMICALS-- 1.0%
    29,900       Cabot Microelectronics Corp.                          1,367,925
    78,800       CUNO, Inc.                                            1,822,250
    52,100       Cytec Industries, Inc.                                1,286,219
    16,000       Dexter Corp.                                            768,000
    45,900       Dionex Corp.                                          1,227,825
    81,300       Ferro Corp.                                           1,707,300
    59,200       Great Lakes Chemical Corp.                            1,864,800
    89,700       IMC Global, Inc. (c)                                  1,166,100
    54,900       Olin Corp.                                              905,850
    24,900       OM Group, Inc.                                        1,095,600
    44,400       Scotts Co.                                            1,620,600
    64,800       Spartech Corp.                                        1,749,600
                                                                       ---------
                                                                      16,582,069
                                                                       ---------
                 COMMUNICATION EQUIPMENT-- 3.9%
    85,500       CIENA Corp.                                          14,251,781
    71,100       E-Tek Dynamics, Inc.                                 18,757,069
   540,180       Ericsson LM Telephone Co. (ADR) (c)                  10,803,600
   147,200       iBasis, Inc.                                          6,338,800
    99,715       JDS Uniphase Corp.                                   11,953,336
                                                                       ---------
                                                                      62,104,586
                                                                       ---------

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS
6

================================================================================

Investments as of June 30, 2000
(unaudited)

COMMON STOCK-- CONTINUED

    SHARES       DESCRIPTION                                           VALUE (A)
--------------------------------------------------------------------------------

                 COMPUTER HARDWARE-- 1.9%
    80,900       Brocade Communications Systems, Inc.           $     14,843,886
   148,000       Extreme Networks, Inc.                               15,614,000
                                                                       ---------
                                                                      30,457,886
                                                                       ---------
                 COMPUTER NETWORKING-- 2.9%
   166,265       3Com Corp. (c)                                        9,581,021
   101,800       Foundry Networks, Inc.                               11,248,900
    88,400       Juniper Networks, Inc.                               12,867,725
    71,300       Redback Networks, Inc.                               12,691,400
                                                                       ---------
                                                                      46,389,046
                                                                       ---------
                 COMPUTER SOFTWARE
                 & SERVICES-- 12.2%
    82,800       Adobe Systems, Inc.                                  10,764,000
   291,800       BEA Systems, Inc.                                    14,425,862
   210,505       Cisco Systems, Inc. (c)                              13,380,224
    69,600       Cognos, Inc.                                          2,879,700
    80,100       Complete Busines Solutions, Inc.                      1,406,756
    25,300       DSP Group (c)                                         1,416,800
   168,655       Electronic Arts, Inc. (c)                            12,301,274
   126,850       Exodus Communications, Inc.                           5,843,028
    28,000       Great Plains Software, Inc. (c)                         549,500
    34,600       Hyperion Solutions Corp.                              1,122,338
    77,840       Igate Capital Corp.                                   1,070,300
    13,800       Interwoven, Inc.                                      1,517,784
   116,616       Marchfirst, Inc.                                      2,128,242
   145,500       Mercury Interactive Corp. (c)                        14,077,125
    71,580       Microsoft Corp. (c)                                   5,726,400
    32,100       National Instruments Corp. (c)                        1,400,363
    36,890       NetZero, Inc.                                           192,520
    74,035       Phone.com., Inc.                                      4,821,529
   265,000       Portal Software, Inc.                                16,926,875
     9,600       Precise Software Solutions, Ltd.                        230,400
    74,500       Progress Software Corp                                1,336,344
   185,600       RealNetworks, Inc.                                    9,384,400
    62,445       Sapient Corp.                                         6,677,712
   157,220       Software.com, Inc. (c)                               20,418,947
    10,100       Storagenetworks, Inc.                                   911,525
    71,100       SunGard Data Systems, Inc.                            2,204,100
    47,300       Sybase, Inc.                                          1,087,900
    48,040       Verio, Inc.                                           2,665,469
    49,655       VeriSign, Inc. (c)                                    8,764,108
   112,083       VERITAS Software Corp. (c)                           12,667,130
   137,400       Vignette Corp.                                        7,146,947
   140,900       Vitria Technology, Inc.                               8,612,513
    17,600       Xircom, Inc.                                            836,000
                                                                       ---------
                                                                     194,894,115
                                                                       ---------
                 COMPUTERS &
                 BUSINESS EQUIPMENT -- 3.3%
   187,905       ASM Lithography Holding NV (c)                       $8,291,308
   173,370       EMC Corp. (c)                                        13,338,654
   126,040       i2 Technologies, Inc. (c)                            13,141,639
   110,200       Micron Technology, Inc.                               9,704,488
   107,700       Network Appliance, Inc. (c)                           8,669,850
                                                                       ---------
                                                                      53,145,939
                                                                       ---------
                 CONSUMER GOODS
                 & SERVICES-- 3.2%
   438,200       American Greetings Corp.                              8,325,800
   400,000       Brunswick Corp.                                       6,625,000
   338,000       Fortune Brands, Inc.                                  7,795,125
   115,600       Fossil, Inc.                                          2,246,975
   430,000       Galileo International, Inc.                           8,976,250
   230,000       H & R Block, In                                       7,446,250
   780,000       Mattel, Inc.                                         10,286,250
                                                                       ---------
                                                                      51,701,650
                                                                       ---------
                 DRUGS & HEALTHCARE-- 1.1%
    73,300       Amerisource Health Corp. (c)                          2,272,300
    56,700       IDEC Pharmaceuticals Corp. (c)                        6,651,619
    51,900       Millennium Pharmaceuticals, Inc. (c)                  5,806,312
    82,200       PathoGensis Corp.                                     2,137,200
                                                                       ---------
                                                                      16,867,431
                                                                       ---------
                 ELECTRIC UTILITIES-- 0.5%
    57,900       Alliant Energy Corp.                                  1,505,400
    80,000       Energy East Corp.                                     1,525,000
    32,200       MDU Resources Group, Inc.                               696,325
    55,700       NSTAR                                                 2,266,294
   120,272       Vectren Corp.                                         2,074,692
                                                                       ---------
                                                                       8,067,711
                                                                       ---------
                 ELECTRICAL EQUIPMENT-- 0.9%
    70,000       Avnet, Inc.                                           4,147,500
   240,200       SCI Systems, Inc. (c)                                 9,412,838
    38,500       Sensormatic Electronics Corp.                           608,781
                                                                       ---------
                                                                      14,169,119
                                                                       ---------
                 ELECTRONIC COMPONENTS-- 1.5%
    38,100       Amphenol Corp.                                        2,521,744
    96,115       Analog Devices, Inc.                                  7,304,740
    49,300       C Cube Microsystems, Inc.                               967,512
    45,800       CTS Corp.                                             2,061,000
    67,900       Kent Electronics Corp.                                2,024,269
    41,940       Maxim Integrated Products, Inc. (c)                   2,849,299


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS
                                                                               7

================================================================================

Investments as of June 30, 2000
(unaudited)

COMMON STOCK-- CONTINUED

    SHARES       DESCRIPTION                                           VALUE (A)
--------------------------------------------------------------------------------
                 ELECTRONIC COMPONENTS-- CONTINUED
       19,740    Sanmina Corp. (c)                             $       1,687,770
       56,680    Vishay Intertechnology, Inc.                          2,150,297
       41,200    Vitesse Semiconductor Corp. (c)                       3,030,775
                                                                       ---------
                                                                      24,597,406
                                                                       ---------
                 ELECTRONICS-- 4.9%
       53,500    Actel Corp. (c)                                       2,440,938
       36,700    Beckman Coulter, Inc.                                 2,142,363
       25,000    C-COR.net Corp.                                         675,000
       46,700    Dallas Semiconductor Corp.                            1,903,025
       26,200    DuPont Photomasks, Inc.                               1,794,700
       34,000    International Rectifier Corp. (c)                     1,904,000
                 189,600 KLA-Tencor Corp. (c)                         11,103,450
                 233,200 Lam Research Corp. (c)                        8,745,000
       40,700    New Focus, Inc.                                       3,342,487
       82,200    PE Corp.                                              7,685,700
                 105,375 PE Corp.-PE Biosystems Group                  6,941,578
       60,700    PMC-Sierra, Inc. (c)                                 10,785,631
       24,500    Remec, Inc.                                          1,025,938
       15,800    SDL, Inc. (c)                                        4,644,212
       63,800    Sony Corp.                                           5,952,783
       28,100    Tektronix, Inc.                                      2,079,400
       34,100    Varian Medical Systems, Inc.                         1,334,163
       53,400    Varian Semiconductor
                 Equipment Associates, Inc.                            3,354,187
                                                                       ---------
                                                                      77,854,555
                                                                       ---------
                 ENTERTAINMENT-- 0.7%
      157,900    Viacom, Inc., Class B (c)                            10,766,806
      102,200    YouthStream Media
                 Networks, Inc. (c)                                      574,875
                                                                       ---------
                                                                      11,341,681
                                                                       ---------
                 FINANCIAL SERVICES-- 0.8%
      142,740    American Express Co.                                  7,440,322
       90,100    AmeriCredit Corp.                                     1,531,700
       90,300    GATX Corp.                                            3,070,200
       75,600    Heller Financial, Inc.                                1,549,800
                                                                       ---------
                                                                      13,592,022
                                                                       ---------
                 FOOD & BEVERAGES-- 1.3%
      110,200    Corn Products International, Inc.                     2,920,300
       44,800    International Multifoods Corp.                          775,600
      137,800    Michael Foods, Inc.                                   3,376,100
       77,500    Pepsi Bottling Group, Inc.                            2,262,031
      397,000    Philip Morris Companies, Inc.                        10,545,313
                                                                       ---------
                                                                      19,879,344
                                                                       ---------
                 HEALTH CARE-
                 MEDICAL TECHNOLOGY-- 1.8%
       89,150    Conmed Corp. (c)                                     $2,306,756
      198,800    EndoSonics Corp.                                      1,118,250
       97,100    IDEXX Laboratories, Inc. (c)                          2,221,163
      274,856    Medtronic, Inc.                                      13,691,264
       33,910    MiniMed, Inc. (c)                                     4,001,380
      139,500    Respironics, Inc.                                     2,511,000
      162,100    Steris Corp.                                          1,438,638
       87,600    Sybron International Corp.                            1,735,575
                                                                       ---------
                                                                      29,024,026
                                                                       ---------
                 HEALTH CARE-SERVICES-- 0.4%
       92,400    Acuson Corp.                                          1,247,400
      119,500    Health Management Associates, Inc. (c)                1,560,969
      144,933    Per-Se Technologies, Inc.                             1,358,747
       95,400    Renal Care Group                                      2,332,828
                                                                       ---------
                                                                       6,499,944
                                                                       ---------
                 HOTELS & RESTAURANTS-- 0.3%
       80,700    Ruby Tuesday, Inc.                                    1,013,794
      171,700    Wendy's International, Inc.                           3,058,406
                                                                       ---------
                                                                       4,072,200
                                                                       ---------
                 HOUSEHOLD PRODUCTS-- 0.4%
      600,000    Dial Corp.                                            6,225,000
                                                                       ---------
                 INFORMATION SERVICES-- 0.6%
       78,800    ACNielsen Corp. (c)                                   1,733,600
      300,000    Dun & Bradstreet Corp.                                8,587,500
                                                                       ---------
                                                                      10,321,100
                                                                       ---------
                 INSURANCE-- 1.0%
       82,200    Annuity & Life Re Holdings                            2,013,900
       55,900    Arthur J. Gallagher & Co.                             2,347,800
       42,600    CNA Surety Corp.                                        508,538
       51,600    HSB Group Inc.                                        1,606,050
      158,600    Old Republic International Co.                        2,616,900
       95,500    Protective Life Corp.                                 2,542,687
       49,500    Radian Group, Inc. (c)                                2,561,625
       17,700    Trigon Healthcare, Inc.                                 912,656
                                                                       ---------
                                                                      15,110,156
                                                                       ---------
                 INTERNET CONTENT-- 1.8%
      114,480    DoubleClick, Inc.                                     4,364,550
      260,405    E*TRADE Group, Inc.                                   4,296,682
      115,535    InfoSpace.com, Inc.                                   6,383,309
       26,205    Inktomi Corp. (c)                                     3,098,741
       73,955    Lycos, Inc. (c)                                       3,993,570


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS
                                                                               8

================================================================================

Investments as of June 30, 2000
(unaudited)

COMMON STOCK-- CONTINUED

    SHARES       DESCRIPTION                                           VALUE (A)
--------------------------------------------------------------------------------
                 INTERNET CONTENT-- CONTINUED
       18,800    NetRatings, Inc.                                     $ 481,750
       12,540    Scient Corp.                                           553,328
       48,400    Yahoo!, Inc.                                         5,995,550
                                                                      ---------
                                                                     29,167,480
                                                                      ---------
                 INVESTMENT COMPANIES-- 0.7%
       32,700    Affiliated Managers Group, Inc.                      1,487,850
       51,200    Federated Investors, Inc., Class B                   1,795,200
       49,900    Investment Technology Group                          1,971,050
      137,800    Paine Webber Group, Inc.                             6,269,900
                                                                      ---------
                                                                     11,524,000
                                                                      ---------
                 LEISURE -- 0.1%
       30,800    Harman International Industries, Inc.                1,878,800
                                                                      ---------
                 MACHINERY-- 1.9%
      111,065    Applied Materials, Inc. (c)                         10,065,266
       44,500    Astec Industry, Inc.                                 1,129,187
      250,000    Cooper Industries, Inc.                              8,140,625
      130,000    Eaton Corp.                                          8,710,000
       96,100    Milacron, Inc.                                       1,393,450
                                                                      ---------
                                                                     29,438,528
                                                                      ---------
                 MANUFACTURING-- 0.7%
       85,800    Commscope, Inc.                                      3,517,800
       42,100    Crane Co.                                            1,023,556
       47,200    Diebold, Inc.                                        1,315,700
       35,200    National Service Industries, Inc.                      686,400
       50,900    Pentair, Inc.                                        1,806,950
       20,000    SPX Corp. (c)                                        2,418,750
                                                                      ---------
                                                                     10,769,156
                                                                      ---------
                 METALS & MINING-- 0.3%
       70,000    Allegheny Technologies, Inc.                         1,260,000
       65,400    Harsco Corp.                                         1,667,700
       57,000    Newmont Mining Corp.                                 1,232,625
       93,700    Worthington Industries, Inc.                           983,850
                                                                      ---------
                                                                      5,144,175
                                                                      ---------
                 NATURAL GAS-- 0.2%
       52,700    AGL Resources, Inc.                                    839,906
       20,800    New Jersey Resources Corp.                             791,700
       46,200    Washington Gas Light Co.                             1,111,688
                                                                      ---------
                                                                      2,743,294
                                                                      ---------
                 OFFICE EQUIPMENT
                 & SUPPLIES-- 0.2%
       37,200    HON Industries, Inc.                                 $ 874,200
       34,600    National Computer Systems, Inc.                      1,704,050
                                                                      ---------
                                                                      2,578,250
                                                                      ---------
                 OIL & GAS-EXPLORATION
                 & PRODUCTION-- 2.1%
      498,305    Enron Corp.                                         32,140,672
      157,500    Santa Fe Snyder Corp.                                1,791,563
                                                                      ---------
                                                                     33,932,235
                                                                      ---------
                 PAPER & FOREST PRODUCTS -- 0.0%
       16,400    Chesapeake Corp. (Rights)                              485,850
                                                                      ---------
                 PETROLEUM SERVICES-- 0.6%
       65,500    Maverick Tube Corp.                                  1,907,688
       48,600    Patterson Energy, Inc. (c)                           1,385,100
       60,300    Santa Fe International Corp.                         2,106,731
       51,900    Tidewater, Inc.                                      1,868,400
       66,200    Veritas DGC, Inc.                                    1,721,200
                                                                      ---------
                                                                      8,989,119
                                                                      ---------
                 PUBLISHING-- 2.5%
       27,000    Harcourt General, Inc.                               1,468,125
       21,400    Houghton Mifflin Co.                                   999,112
      150,000    Knight-Ridder, Inc.                                  7,978,125
       32,800    Lamar Advertising Co. (c)                            1,420,650
      248,200    R. H. Donnelley Corp. (c)                            4,808,875
      291,414    Time Warner, Inc.                                   22,147,464
       39,800    Wiley John & Son, Inc.                                 895,500
                                                                      ---------
                                                                     39,717,851
                                                                      ---------
                 REAL ESTATE INVESTMENT TRUSTS -- 0.8%
       63,500    Avalonbay Communities, Inc. (REIT)                   2,651,125
       74,700    Liberty Property Trust (REIT)                        1,937,531
      137,001    MeriStar Hospitality Corp. (REIT)                    2,877,021
       85,400    Pacific Gulf Properties, Inc. (REIT)                 2,140,338
       40,900    Prentiss Properties Trust (REIT)                       981,600
      119,800    Reckson Associates
                 Realty Corp. (REIT)                                  2,845,250
                                                                      ---------
                                                                     13,432,865
                                                                      ---------

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS
                                                                               9

================================================================================

Investments as of June 30, 2000
(unaudited)

COMMON STOCK-- CONTINUED

    SHARES       DESCRIPTION                                           VALUE (A)
--------------------------------------------------------------------------------
                 RETAIL-- 0.6%
      145,900    Charming Shoppes, Inc. (c)                     $       743,178
       93,800    Family Dollar Stores, Inc.                           1,834,962
      121,760    Home Depot, Inc.                                     6,080,390
       53,500    The Men's Wearhouse, Inc. (c)                        1,193,719
                                                                      ---------
                                                                      9,852,249
                                                                      ---------
                 RETAIL-FOOD & DRUG-- 0.1%
       69,800    Sonic Corp.                                          2,050,375
                                                                       ---------
                 RETAIL-SPECIALTY-- 2.2%
      276,950    Amazon.com, Inc. (c)                                10,056,747
      934,800    AutoNation, Inc. (c)                                 6,602,025
       93,710    eBay, Inc.                                           5,089,624
       32,030    GoTo.com, Inc.                                         490,459
       49,900    Kohl's Corp. (c)                                     2,775,688
      607,800    Pier 1 Imports, Inc.                                 5,926,050
      105,530    Priceline.com, Inc.                                  4,008,491
        7,785    Ticketmaster Online-CitySearch                         124,074
                                                                      ---------
                                                                     35,073,158
                                                                      ---------
                 SEMICONDUCTORS-- 2.8%
       28,000    Globespan Semiconductor, Inc.                        3,418,188
      263,900    Integrated Device Technology, Inc. (c)              15,801,012
       87,200    Lattice Semiconductor Corp.                          6,027,700
       19,900    Microchip Technology, Inc.                           1,159,486
      131,790    Texas Instruments, Inc.                              9,052,326
      102,000    Xilinx, Inc. (c)                                     8,421,375
                                                                      ---------
                                                                     43,880,087
                                                                      ---------
                 SERVICES-- 0.7%
                 172,800 First Data Corp.                             8,575,200
       15,800    Information Resources, Inc. (Rights)                    62,212
       67,400    Viad Corp.                                           1,836,650
                                                                      ---------
                                                                     10,474,062
                                                                      ---------
                 SPECIALTY PRINTING-- 0.3%
       23,800    Deluxe Corp.                                           560,787
       90,100    Harte-Hanks, Inc.                                    2,252,500
       49,000    Valassis Communications, Inc.                        1,868,125
                                                                      ---------
                                                                      4,681,412
                                                                      ---------
                 TELECOMMUNICATIONS-- 6.4%
       41,800    Alamosa PCS Holdings, Inc.                             872,575
       50,000    CenturyTel, Inc.                                     1,437,500
    1,100,000    China Telecom Ltd., (ADR) (c)                        9,701,110
      448,865    China Unicom                                         9,538,381
       30,600    Corning, Inc.                                        8,258,175
       58,500    Handspring, Inc.                                     1,579,500
       95,300    ITC DeltaCom, Inc. (c)                               2,126,381

                 TELECOMMUNICATIONS -- CONTINUED
      125,370    Level 3 Communications, Inc.                       $11,032,560
       58,760    NTL, Inc.                                            3,518,255
          186    NTT Mobile Communications
                 Network, Inc.                                        5,031,055
      115,790    Sprint Corp. (PCS Group) (c)                         6,889,505
      274,732    Telefonica SA (ADR)                                  5,901,452
      162,625    Telefonos de Mexico SA
                  de CV (ADR) 144A                                    9,289,953
       84,985    Vodafone AirTouch PLC (ADR) (c)                      3,521,566
    3,112,669    Vodafone Group PLC                                  12,575,107
       65,190    VoiceStream Wireless Corp.                           7,581,393
       86,527    Winstar Communications, Inc. (c)                     2,931,102
                                                                      ---------
                                                                    101,785,570
                                                                      ---------
                 TELECOMMUNICATIONS
                 --  EQUIPMENT-- 7.4%
       31,519    ADC Telecommunications, Inc. (c)                     2,643,656
       94,700    Comverse Technology, Inc. (c)                        8,807,100
       53,700    Davox Corp.                                            694,744
      197,220    Ericsson (L.M.) Telefoniaktiebolag AB
                  Series B                                            3,901,915
        3,900    Exfo Electro-Optical Engineering, Inc.                 171,112
       45,300    Harris Corp.                                         1,483,575
      204,500    MRV Communications, Inc. (c)                        13,752,625
    1,365,045    Nokia Corp. (ADR)                                   68,166,934
       10,188    Nokia OYJ                                              519,881
      107,615    QUALCOMM, Inc. (c)                                   6,456,900
      179,300    Qwest Communications
                   International, Inc. (c)                            8,908,969
       44,100    Tekelec, Inc.                                        2,125,069
                                                                      ---------
                                                                    117,632,480
                                                                      ---------
                 TRUCKING &
                 FREIGHT FORWARDING-- 0.1%
       37,800    Atlas Air, Inc. (c)                                  1,356,075
       41,200    USFreightways Corp.                                  1,011,975
                                                                      ---------
                                                                      2,368,050
                                                                      ---------
                 UTILITIES-- 0.9%
       49,400    American States Water Co.                            1,469,650
      192,500    Calpine Corp.                                       12,656,875
                                                                      ---------
                                                                     14,126,525
                                                                      ---------
                 WASTE MANAGEMENT-- 0.1%
       72,800    Republic Services, Inc. (c)                          1,164,800
                                                                      ---------
                 Total Common Stock
                 (Identified Cost $1,322,229,568)                 1,451,387,045
                                                                  -------------

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

================================================================================

Investments as of June 30, 2000
(unaudited)

COMMON STOCK-- CONTINUED

PRINCIPAL
AMOUNT           DESCRIPTION                                           VALUE (A)
--------------------------------------------------------------------------------

$ 28,009,000     Repurchase Agreement with State Street
                 Bank and Trust Co. dated 6/30/2000
                 at 6.25% to be repurchased at
                 $28,023,588 on 7/03/2000,
                 collaterized by $25,090,000
                 U.S. Treasury Bond 7.125% due
                 2/15/2023 with a value of $28,571,238             $  28,009,000
  25,000,000     Repurchase Agreement with State Street
                 Bank and Trust Co. dated 6/30/2000
                 at 5.25% to be repurchased at
                 $25,010,938 on 7/03/2000,
                 collaterized by $25,665,000
                 U.S. Treasury Bond 5.750% due
                 4/30/2003 with a value of $25,504,594                25,000,000
  25,000,000     Repurchase Agreement with State Street
                 Bank and Trust Co. dated 6/30/2000
                 at 5.25% to be repurchased at
                 $25,010,938 on 7/03/2000,
                 collaterized by $26,190,000
                 U.S. Treasury Bond 5.375% due
                 6/30/2003 with a value of $25,502,513                25,000,000
  25,000,000     Repurchase Agreement with State Street
                 Bank and Trust Co. dated 6/30/2000
                 at 5.25% to be repurchased at
                 $25,010,938 on 7/03/2000,
                 collaterized by $23,890,000
                 U.S. Treasury Bond 7.000% due
                 7/15/2006 with a value of $25,502,575                25,000,000
  25,000,000     Repurchase Agreement with State Street
                 Bank and Trust Co. dated 6/30/2000
                 at 5.25% to be repurchased at
                 $25,010,938 on 7/03/2000,
                 collaterized by $25,730,000
                 U.S. Treasury Bond 5.500% due
                 3/31/2003 with a value of $25,504,863                25,000,000
  25,000,000     Repurchase Agreement with State Street
                 Bank and Trust Co. dated 6/30/2000
                 at 5.25% to be repurchased at
                 $25,010,938 on 7/03/2000,
                 collaterized by $22,345,000
                 U.S. Treasury Bond 10.750% due
                 2/15/2003 with a value of $25,501,231              $ 25,000,000
     702,000     Repurchase Agreement with State Street
                 Bank and Trust Co. dated 6/30/2000
                 at 5.25% to be repurchased at
                 $702,307 on 7/03/2000,
                 collaterized by $540,000
                 U.S. Treasury Bond 9.250% due
                 2/15/2016 with a value of $718,875                      702,000
  12,954,502     Associates Corp. of North America,
                 6.800%, 7/03/2000                                    12,954,502
   4,600,000     CIT Group Holdings,Inc.,
                 6.840%, 7/03/2000                                     4,598,252
  20,000,000     Federal Home Loan Bank
                 Consolidated Discount Note,
                 5.900%, 8/01/2000                                    19,898,389
  10,000,000     Federal Home Loan Bank
                 Consolidated Discount Note,
                 6.530%, 8/15/2000                                     9,919,625
   9,000,000      Federal Home Loan
                 Mortgage Discount Notes,
                 5.980%, 9/14/2000                                     8,887,875
  10,000,000     Federal National Mortgage Association
                 Discount Notes,
                 6.480%, 8/21/2000                                     9,909,192
  30,000,000     Prudential Funding Corp.,
                 6.850%, 7/03/2000                                    29,988,583
                                                                      ----------
                 Total Short Term Investments
                 (Identified Cost $249,867,418)                      249,867,418
                                                                      ----------
                 Total Investments-- 106.9%
                 (Identified Cost $1,572,096,986) (b)              1,701,254,463
                 Other assets less liabilities                     (109,140,728)
                                                                      ----------
                Total Net Assets-- 100%                           $1,592,113,735
                                                                  ==============

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

================================================================================

Investments as of June 30, 2000
(unaudited)

FORWARD CURRENCY CONTRACTS OUTSTANDING
AT JUNE 30, 2000
--------------------------------------------------------------------------------

                                           Local          Aggregate                   Unrealized
                       Delivery           Currency           Face          Total     Appreciation/
                         Date              Amount           Value          Value     Depreciation
                       --------           --------         --------       --------    ----------
Euro Currency (bought)  9/8/2000         2,500,000      $(2,424,600)    $2,396,939    $ (27,661)
Euro Currency (bought)  9/8/2000           500,000         (483,545)       479,388       (4,157)
Euro Currency (bought)  9/8/2000         1,500,000       (1,450,635)     1,438,164      (12,471)
Euro Currency (bought)  9/8/2000         3,000,000       (2,731,890)     2,876,327      144,437
Euro Currency (bought)  9/8/2000           500,000         (453,605)       479,388       25,783
Euro Currency (bought)  9/8/2000         2,100,000       (1,905,141)     2,013,429      108,288
Euro Currency (bought)  9/8/2000         1,000,000         (964,540)       958,776       (5,764)
Euro Currency (bought)  9/8/2000           900,000         (868,086)       862,898       (5,188)
Euro Currency (bought)  9/8/2000         1,100,000       (1,060,994)     1,054,653       (6,341)
Euro Currency (bought)  9/8/2000         2,800,000       (2,656,220)     2,684,572       28,352
Euro Currency (bought)  9/8/2000         1,400,000       (1,342,593)     1,342,286         (307)
Euro Currency (bought)  9/8/2000         4,100,000       (3,931,880)     3,930,981         (899)
Euro Currency (sold)    9/8/2000         4,000,000        3,901,400     (3,835,103)       66,297
Euro Currency (sold)    9/8/2000         4,000,000        3,889,280     (3,835,103)       54,177
Euro Currency (sold)    9/8/2000         3,000,000        2,929,860     (2,876,327)       53,533
Euro Currency (sold)    9/8/2000         1,000,000          971,150       (958,776)       12,374
Euro Currency (sold)    9/8/2000         8,000,000        7,774,800     (7,670,206)      104,594
Euro Currency (sold)    9/8/2000         6,900,000        6,526,227     (6,615,553)      (89,326)
Euro Currency (sold)    9/8/2000         7,000,000        6,341,160     (6,711,430)     (370,270)
Euro Currency (sold)    9/8/2000         2,000,000        1,819,520     (1,917,552)      (98,032)
Euro Currency (sold)    9/22/2000       18,700,000       18,045,687    (17,944,684)      101,003
Euro Currency (sold)    10/5/2000        2,700,000        2,594,700     (2,592,970)        1,730
Euro Currency (bought)  1/26/2001        2,700,000       (2,560,748)     2,609,503        48,755
Euro Currency (bought)  1/26/2001        1,100,000       (1,047,541)     1,063,131        15,590
Euro Currency (sold)    1/26/2001        5,000,000        4,752,925     (4,832,412)      (79,487)
Euro Currency (sold)    1/26/2001        5,000,000        4,859,050     (4,832,412)       26,638
Hong Kong Dollar (sold) 3/16/2001       14,000,000        1,797,319     (1,797,072)          247
Hong Kong Dollar (sold) 6/27/2001       50,000,000        6,420,974     (6,417,434)        3,540
Hong Kong Dollar (sold) 6/27/2001        7,000,000          898,876       (898,440)          436
Japanese Yen (bought)   9/8/2000        40,000,000         (381,978)       381,729          (249)
Japanese Yen (bought)   9/8/2000         7,000,000          (66,846)        66,802           (44)
Japanese Yen (sold)     9/8/2000        40,000,000          400,086       (381,729)       18,357
Japanese Yen (sold)     9/8/2000       145,000,000        1,423,285     (1,383,769)       39,516
Japanese Yen (sold)     9/8/2000       145,000,000        1,411,604     (1,383,769)       27,835
Japanese Yen (sold)     9/8/2000        60,000,000          576,048       (572,594)        3,454
Japanese Yen (bought)   9/14/2000       31,000,000         (293,909)       296,158         2,249
Japanese Yen (sold)     9/14/2000       60,000,000          563,446       (573,208)       (9,762)
Japanese Yen (sold)     9/14/2000       36,000,000          353,635       (343,925)        9,710
Japanese Yen (sold)     9/14/2000       30,000,000          288,417       (286,604)        1,813
Japanese Yen (bought)   9/22/2000       94,000,000         (879,754)        899,313       19,559
Japanese Yen (sold)     9/22/2000       94,000,000          920,143        (899,313)      20,830
Japanese Yen (bought)   10/5/2000       126,000,000      (1,181,712)      1,208,301       26,589


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
12

================================================================================

Investments as of June 30, 2000
(unaudited)


FORWARD CURRENCY CONTRACTS OUTSTANDING-- CONTINUED
at June 30, 2000
--------------------------------------------------------------------------------

                                          LOCAL         AGGREGATE                  UNREALIZED
                        DELIVERY         CURRENCY         FACE            TOTAL    APPRECIATION/
                          DATE            AMOUNT          VALUE           VALUE    DEPRECIATION
                        --------         --------        --------        -------   -----------
Japanese Yen (bought)   10/5/2000        60,000,000    $  (576,596)  $    575,381  $  (1,215)
Japanese Yen (bought)   10/5/2000        34,000,000       (324,861)       326,048      1,187
Japanese Yen (sold)     10/5/2000       220,000,000      2,173,913     (2,109,733)    64,180
                                                       -----------   -------------  ---------
                                                       $54,045,831   $ (53,725,951) $319,880
                                                       ===========   =============  ========


     (a)  See Note 1a of Notes to Financial Statements.

     (b) Federal Tax Information: at June 30, 2000 the net unrealized appreciation on investments based on cost of $1,572,096,986 for federal income tax purposes was as follows:

          Aggregate gross unrealized  appreciation for all investments
          in which there is an excess of value over tax cost.      $ 262,240,842

          Aggregate gross  unrealized  depreciation  for all investments in
          which there is an excess of tax cost over value.         (133,083,365)
                                                                   ------------
          Net unrealized appreciation                              $ 129,157,477
                                                                   =============

     (c)  Non-income producing security.

     ADR An American Depositary Receipt (ADR) is a cetificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs are significantly influenced by trading on exchanges not located in the United States. REIT Real Estate Investment Trust. 144A Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At period end, the value of these securities amounted to $9,289,953 or 0.6% of net assets.

     TEN LARGEST CONCENTRATIONS OF INVESTMENTS AT JUNE 30, 2000:
     -----------------------------------------------------------
           1.    United States                      85.02%
           2.    Finland                             4.31
           3.    United Kingdom                      1.01
           4.    Sweden                              0.92
           5.    Japan                               0.69
           6.    Hong Kong                           0.61
           7.    Mexico                              0.58
           8.    Netherlands                         0.52
           9.    Spain                               0.37
          10.    Canada                              0.18

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                       STATEMENT OF ASSETS & LIABILITIES
================================================================================

June 30, 2000
(unaudited)

ASSETS
        Investments at value (Identified cost $1,572,096,986) .....................                          $ 1,701,254,463
        Cash ......................................................................                                   28,054
        Receivable for:
             Fund shares sold .....................................................                                3,446,678
             Securities sold ......................................................                               38,896,305
             Open forward currency contracts - net ................................                                  319,880
             Dividends and interest ...............................................                                1,146,433
             Tax reclaims .........................................................                                    5,367
                                                                                                      -----------------------
                                                                                                               1,745,097,180

LIABILITIES
        Payable for:
             Securities purchased .................................................     $   149,692,667
             Fund shares redeemed .................................................           2,480,927
             Withholding Taxes ....................................................               6,163
        Accrued expenses:
             Management fees ......................................................             132,842
             Deferred trustees' fees ..............................................              76,731
             Accounting and administrative ........................................              94,600
             Transfer agent .......................................................             350,316
             Other ................................................................             149,199
                                                                                                -------
                                                                                                                 152,983,445
                                                                                                                 -----------
NET ASSETS ........................................................................                          $ 1,592,113,735
                                                                                                             ===============

        Net Assets consist of:
        Paid-in capital                                                                                      $ 1,223,904,809
        Undistributed (overdistributed) net investment income (loss)                                              (7,168,316)
        Accumulated net realized gains (losses)                                                                  245,900,385
                Unrealized appreciation (depreciation) on investments, forward currency contracts
        foreign currency transactions                                                                            129,476,857
                                                                                                                 -----------

NET ASSETS                                                                                                    $1,592,113,735
                                                                                                              ==============

        Computation of net asset value and offering price:

        Net asset value and redemption price of Class A shares
                ($615,806,201 / 26,518,770 shares of beneficial interest)                                      $     23.22
                                                                                                               ============
        Offering price per share (100/94.25 of $23.22)                                                         $     24.64 *
                                                                                                               ============
        Net asset value and offering price of Class B shares
                ($752,315,850 / 34,429,604 shares of beneficial interest)                                      $     21.85**
                                                                                                               ============
        Net asset value and offering price of Class C shares
                ($142,860,643 / 6,531,777 shares of beneficial interest)                                       $     21.87**
                                                                                                               ============
        Net asset value, offering and redemption price of Class Y shares
                ($81,131,041 / 3,406,861 shares of beneficial interest)                                        $     23.81
                                                                                                               ============


* Based upon single purchases of less than $50,000. Reduced sales charges apply for purchases in excess of this amount.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charges.

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS
14

                             STATEMENT OF OPERATIONS
================================================================================

Six Months Ended June 30, 2000
(unaudited)

INVESTMENT INCOME
        Dividends (net of foreign taxes of $58,120) ..............................                           $     5,497,337
        Interest .................................................................                                 4,650,893
        Securities lending income ................................................                                   936,000
                                                                                                                     -------
                                                                                                                  11,084,230

        Expenses

             Management fees .....................................................      $     8,516,106
             Service fees - Class A ..............................................              805,113
             Service and distribution fees - Class B .............................            3,877,544
             Service and distribution fees - Class C .............................              741,686
             Trustees' fees and expenses .........................................               39,363
             Accounting and administrative .......................................              315,320
             Custodian ...........................................................              324,235
             Transfer agent - Class A, Class B, Class C ..........................            1,564,840
             Transfer agent - Class Y ............................................               42,779
             Audit and tax services ..............................................               21,533
             Legal ...............................................................               29,816
             Printing ............................................................              108,038
             Registration ........................................................              112,166
             Miscellaneous .......................................................               34,304
                                                                                                 ------
        Total expenses before reductions                                                     16,532,843
        Less reductions                                                                          (7,962)          16,524,881
                                                                                                 ------           ----------
        Net investment income (loss)                                                                              (5,440,651)
                                                                                                                  ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FORWARD CURRENCY
CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS
        Realized gain (loss) on:
             Investments - net                                                              134,569,907
             Foreign currency contracts and foreign currency transactions - net               5,136,011
                                                                                              ---------
             Total realized gain (loss) on investments, forward currency
              contracts and foreign currency transactions                                   139,705,918
                                                                                            -----------
        Unrealized appreciation (depreciation) on:
             Investments - net                                                             (227,866,808)
             Forward currency contracts - net                                           $       319,380
                                                                                        ---------------
             Total unrealized appreciation (depreciation) on investments,
             forward currency contracts and foreign currency transactions                  (227,547,428)
                                                                                           ------------
        Net gain (loss) on investment transactions                                                               (87,841,510)
                                                                                                                 -----------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                                                         $  (93,282,161)
                                                                                                              ==============


                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                       STATEMENT OF CHANGES IN NET ASSETS
================================================================================

(unaudited)

                                                                                                                   SIX MONTHS
                                                                                            YEAR ENDED               ENDED
                                                                                            DECEMBER 31,            JUNE 30,
                                                                                                1999                  2000
-------------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
        Net investment loss .....................................................       $   (11,419,599)     $    (5,440,651)
        Net realized gain (loss) on investments, forward currency
             contracts and foreign currency transactions ........................           310,796,147          139,705,918
        Unrealized appreciation (depreciation) on investments,
             forward currency contracts and foreign currency transactions .......           194,563,711         (227,547,428)
                                                                                            -----------         ------------
        Increase (decrease) in net assets from operations .......................           493,940,259          (93,282,161)
                                                                                            -----------          -----------

FROM DISTRIBUTIONS TO SHAREHOLDERS
        Net realized gain on investments
             Class A ............................................................           (95,026,426)                   0
             Class B ............................................................          (118,089,760)                   0
             Class C ............................................................           (22,415,981)                   0
             Class Y ............................................................           (10,913,709)                   0
                                                                                            -----------                    -
                                                                                           (246,445,876)                   0
                                                                                           ------------                    -
INCREASE (DECREASE) IN NET ASSETS
        DERIVED FROM CAPITAL SHARE TRANSACTIONS .................................           236,852,491          108,580,483
                                                                                            -----------          -----------
Total increase (decrease) in net assets .........................................           484,346,874           15,298,322
NET ASSETS
        Beginning of the Period .................................................         1,092,468,539        1,576,815,413
                                                                                          -------------        -------------
        End of the Period .......................................................       $ 1,576,815,413      $ 1,592,113,735
                                                                                        ===============      ===============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME (LOSS)
       End of the Period                                                               $    (1,727,665)     $    (7,168,316)
                                                                                       ===============      ===============


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS
16

                              FINANCIAL HIGHLIGHTS
================================================================================

For a share  outstanding  throughout each period
(unaudited)

                                                                                   CLASS A
                                                   ------------------------------------------------------------------------
                                                                                                                 SIX MONTHS
                                                                                                                   ENDED
                                                                       YEAR ENDED DECEMBER 31,                    JUNE 30,
----------------------------------------------------------------------------------------------------------------------------
                                                         1995      1996         1997       1998        1999        2000
                                                         ----      ----         ----       ----        ----        ----
Net Asset Value, Beginning of the Period                $13.25    $16.78       $18.18     $18.17     $ 20.02      $ 24.50
                                                        ------    ------       ------     ------     -------      -------
Income From Investment Operations
Net Investment Income (Loss)                              0.00     (0.06)(b)    (0.02)(b)  (0.05)(b)   (0.12)(b)    (0.03)
Net Realized and Unrealized Gain
(Loss) on Investments                                     4.52      3.17         3.62       3.28        8.91        (1.25)
                                                          ----      ----         ----       ----        ----        -----
Total From Investment Operations                          4.52      3.11         3.60       3.23        8.79        (1.28)
                                                          ----      ----         ----       ----        ----        -----
Less Distributions

Dividends From Net Investment Income                      0.00      0.00         0.00       0.00        0.00         0.00
Distributions From Net Realized Capital Gains            (0.99)    (1.71)       (3.61)     (1.38)      (4.31)        0.00
                                                         -----     -----        -----      -----       -----         ----
Total Distributions                                      (0.99)    (1.71)       (3.61)     (1.38)      (4.31)        0.00
                                                         -----     -----        -----      -----       -----         ----
Net Asset Value, End of the Period                    $  16.78   $ 18.18       $18.17     $20.02      $24.50      $ 23.22
                                                      ========   =======       ======     ======      ======      =======
Total Return (%)(a)                                       34.4      19.0         20.2       19.3        46.4         (5.2)
Ratio of Operating Expenses to
Average Net Assets (%)                                    1.82      1.68         1.66       1.62        1.62         1.60(c)
Ratio of Operating Expenses to Average
Net Assets After Expense Reductions (%)                   1.82     1.68         1.66       1.62        1.62         1.60(c)(d)
Ratio of Net Investment Income to
Average Net Assets (%)                                   (0.33)    (0.36)       (0.14)     (0.24)      (0.54)       (0.26)(c)
Portfolio Turnover Rate (%)                                142       127          168        101         186          300
Net Assets, End of the Period (000)                   $223,596  $348,573     $416,938   $443,165    $619,184     $615,806


(a)  A sales charge is not reflected in total return calculations.
(b) Per share net investment loss has been calculated using the average shares outstanding during the year.
(c)  Computed on an annualized basis.
(d) The Fund has entered into agreements with brokers whereby the brokers will rebate a portion of brokerage commissions. The rebates are used to reduce operating expenses of the Fund.


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                              FINANCIAL HIGHLIGHTS
================================================================================

For a share  outstanding  throughout each period
(unaudited)

                                                                                       CLASS B
                                                   ------------------------------------------------------------------------
                                                                                                                SIX MONTHS
                                                                                                                   ENDED
                                                                 YEAR ENDED DECEMBER 31,                          JUNE 30,
                                                   ------------------------------------------------------------------------
                                                         1995      1996         1997       1998        1999         2000
                                                         ----      ----         ----       ----        ----         ----
Net Asset Value, Beginning of the Period             $  13.23  $  16.63     $  17.86   $  17.63    $  19.23     $  23.14
                                                     --------  --------     --------   --------    --------     --------
Income From Investment Operations
Net Investment Income (Loss)                             0.00     (0.20)(b)    (0.17)(b   (0.18)(b)   (0.27)(b)    (0.11)
Net Realized and Unrealized Gain
(Loss) on Investments                                    4.39      3.14         3.55       3.16        8.49        (1.18)
                                                         ----      ----         ----       ----        ----        -----
Total From Investment Operations                         4.39      2.94         3.38       2.98        8.22        (1.29)
                                                         ----      ----         ----       ----        ----        -----
Less Distributions
Dividends From Net Investment Income                     0.00      0.00         0.00       0.00        0.00         0.00
Distributions From Net Realized Capital Gains           (0.99)    (1.71)       (3.61)     (1.38)      (4.31)        0.00
                                                        -----     -----        -----      -----       -----         ----
Total Distributions                                     (0.99)    (1.71)       (3.61)     (1.38)      (4.31)        0.00
                                                        -----     -----        -----      -----       -----         ----
Net Asset Value, End of the Period                   $  16.63  $  17.86     $  17.63   $  19.23    $  23.14     $  21.85
                                                     ========  ========     ========   ========    ========     ========
Total Return (%)(a)                                      33.4      18.1         19.3       18.4        45.4         (5.6)
Ratio of Operating Expenses to
Average Net Assets (%)                                   2.57      2.43         2.41       2.37        2.37         2.35(c)
Ratio of Operating Expenses to
Average Net Assets After Expense Reductions (%)          2.57      2.43         2.41       2.37        2.37         2.35(c)
Ratio of Net Investment Income to
Average Net Assets (%)(b)                               (1.08)    (1.11)       (0.89)     (0.99)      (1.29)       (1.01)(c)(d)
Portfolio Turnover Rate (%)                               142       127          168        101         186          300
Net Assets, End of the Period (000)                  $220,017  $366,314     $462,034   $508,937    $742,908     $752,316


(a) A contingent deferred sales charge is not reflected in total return calculations.
(b) Per share net investment loss has been calculated using the average shares outstanding during the year.
(c)  Computed on an annualized basis.
(d) The Fund has entered into agreements with brokers whereby the brokers will rebate a portion of brokerage commissions. The rebates are used to reduce operating expenses of the Fund.


                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
18

                              FINANCIAL HIGHLIGHTS
================================================================================

For a share  outstanding  throughout each period
(unaudited)


                                                                                CLASS C
                                                -------------------------------------------------------------------------
                                                                                                             SIX MONTHS
                                                                                                                ENDED
                                                              YEAR ENDED DECEMBER 31,                          JUNE 30,
                                                ------------------------------------------------------------------------
                                                      1995      1996         1997       1998        1999         2000
                                                      ----      ----         ----       ----        ----         ----

Net Asset Value, Beginning of the Period          $  13.24  $  16.65     $  17.87   $  17.64    $  19.25     $  23.16
                                                  --------  --------     --------   --------    --------     --------
Income From Investment Operations
Net Investment Income (Loss)                          0.00     (0.20)(b)    (0.17)(b   (0.18)(b)   (0.27)(b)    (0.11)
Net Realized and Unrealized Gain
(Loss) on Investments                                 4.40      3.13         3.55       3.17        8.49(b)     (1.18)
                                                      ----      ----         ----       ----        ----        -----
Total From Investment Operations                      4.40      2.93         3.38       2.99        8.22        (1.29)
                                                      ----      ----         ----       ----        ----        -----
Less Distributions
Dividends From Net Investment Income                  0.00      0.00         0.00       0.00        0.00         0.00
Distributions From Net Realized Capital Gains        (0.99)    (1.71)       (3.61)     (1.38)      (4.31)        0.00
                                                     -----     -----        -----      -----       -----         ----
Total Distributions                                  (0.99)    (1.71)       (3.61)     (1.38)      (4.31)        0.00
                                                     -----     -----        -----      -----       -----         ----
Net Asset Value, End of the Period                $  16.65  $  17.87     $  17.64   $  19.25    $  23.16     $  21.87
                                                  ========  ========     ========   ========    ========     ========

Total Return (%)(a)                                   33.4      18.0         19.3       18.5        45.3         (5.6)
Ratio of Operating Expenses to
Average Net Assets (%)                                2.57      2.43         2.41       2.37        2.37         2.35(c)
Ratio of Operating Expenses to
Average Net Assets After Expense Reduction (%)        2.57      2.43         2.41       2.37        2.37         2.35(c)
Ratio of Net Investment Income to
Average Net Assets (%)                               (1.08)    (1.11)       (0.89)     (0.99)      (1.29)       (1.01)(c)(d)
Portfolio Turnover Rate (%)                            142       127          168        101         186          300
Net Assets, End of the Period (000)               $ 45,672  $ 80,312     $ 94,412   $ 97,849    $139,710     $142,861


(a) A contingent deferred sales charge is not reflected in total return calculations
(b) Per share net investment loss has been calculated using the average shares outstanding during the year.
(c)  Computed on an annualized basis.
(d) The Fund has entered into agreements with brokers whereby the brokers will rebate a portion of brokerage commissions. The rebates are used to reduce operating expenses of the Fund.


                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL HIGHLIGHTS
================================================================================

For a share  outstanding  throughout each period
(unaudited)

                                                                CLASS Y
                                                ------------------------------------------------------------------------
                                                                                                              SIX MONTHS
                                                                                                                ENDED
                                                                      YEAR ENDED DECEMBER 31,                 JUNE 30,
                                                ------------------------------------------------------------------------
                                                     1995      1996         1997       1998        1999         2000
                                                     ----      ----         ----       ----        ----         ----

Net Asset Value, Beginning of the Period         $  13.24  $  16.83     $  18.33   $  18.41    $  20.37     $  25.08
                                                    -----     -----        -----      -----       -----         ----
Income From Investment Operations
Net Investment Income (Loss)                         0.00     (0.02)(a)    (0.03)(a   (0.00)(a)   (0.07)(a)     0.01
Net Realized and Unrealized Gain
(Loss) on Investments                                4.58      3.23         3.66       3.34        9.09        (1.28)
                                                    -----     -----        -----      -----       -----         ----
Total From Investment Operations                     4.58      3.21         3.69       3.34        9.02        (1.27)
                                                    -----     -----        -----      -----       -----         ----
Less Distributions
Dividends From Net Investment Income                 0.00      0.00         0.00       0.00        0.00         0.00
Distributions From Net Realized Capital Gains       (0.99)    (1.71)       (3.61)     (1.38)      (4.31)        0.00
                                                    -----     -----        -----      -----       -----         ----
Total Distributions                                 (0.99)    (1.71)       (3.61)     (1.38)      (4.31)        0.00
                                                    -----     -----        -----      -----       -----         ----
Net Asset Value, End of the Period               $  16.83  $  18.33     $  18.41   $  20.37    $  25.08     $  23.81
                                                 ========  ========     ========   ========    ========     ========
Total Return (%)                                     34.8      19.6         20.5       19.6        46.8         (5.1)
Ratio of Operating Expenses to
Average Net Assets (%)                               1.57      1.43         1.41       1.37        1.37         1.25(b)
Ratio of Operating Expenses to
Average Net Assets After Expense Reduction (%)       1.57      1.43         1.41       1.37        1.37         1.25(b)(c)
Ratio of Net Investment Income to
Average Net Assets (%)(b)                           (0.08)    (0.11)        0.11       0.01       (0.29)        0.08(b)
Portfolio Turnover Rate (%)                           142       127          168        101         186          300
Net Assets, End of the Period (000)              $  5,569  $ 18,649     $ 37,006   $ 42,517    $ 75,013     $ 81,131


(a) Per share net investment loss has been calculated using the average shares outstanding during the year.
(b)  Computed on an annualized basis.
(c) The Fund has entered into agreements with brokers whereby the brokers will rebate a portion of brokerage commissions. The rebates are used to reduce operating expenses of the Fund.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                         NOTES TO FINANCIAL STATEMENTS
================================================================================

For the Period Ended June 30, 2000
(unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES. The Fund is a series of Nvest Funds Trust I, a Massachusetts business trust (the "Trust"), and is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company. The Fund seeks long term growth of capital. The Declaration of Trust permits the Trustees to issue an unlimited number of shares of the Trust in multiple series (each such series is a "Fund").

The Fund offers Class A, Class B, Class C and Class Y shares. Class A shares are sold with a maximum front end sales charge of 5.75%. Class B shares do not pay a front end sales charge, but pay a higher ongoing distribution fee than Class A shares for eight years (at which point they automatically convert to Class A shares), and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase (or five years if purchased before May 1, 1997). Class C shares do not pay front end sales charges and do not convert to any other class of shares, but they do pay a higher ongoing distribution fee than Class A shares and may be subject to a contingent deferred sales charge if those shares are redeemed within one year. Class Y shares do not pay a front end sales charge, a contingent deferred sales charge or service and distribution fees. They are intended for institutional investors with a minimum of $1,000,000 to invest. Expenses of the Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees applicable to such class), and votes as a class only with respect to its own Rule 12b-1 plan. Shares of each class would receive their pro rata share of the net assets of the Fund, if the Fund were liquidated. In addition, the Trustees approve separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States for investment companies. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. SECURITY VALUATION. Equity securities are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees, which service provides the last reported sale price for securities listed on an applicable securities exchange or on the NASDAQ national market system, or, if no sale was reported and in the case of over-the-counter securities not so listed, the last reported bid price. Debt securities (other than short-term obligations with a remaining maturity of less than sixty days) are valued on the basis of valuations furnished by a pricing service as authorized by the Board of Trustees, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term obligations with a remaining maturity of less than sixty days are stated at amortized cost, which approximates market value. All other securities and assets are valued at their fair value as determined in good faith by the Fund's adviser and subadvisers, under the supervision of the Fund's Trustees.

B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME. Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date or when the Fund learns of the dividend and inter-

================================================================================

For the Period Ended June 30, 2000
(unaudited)

est income is recorded on the accrual basis. Interest income for the Fund is increased by the accretion of discount. In determining net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

C. FOREIGN CURRENCY TRANSLATION. The books and records of the Fund are maintained in U.S. Dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. Dollars are translated into U.S. Dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from: sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. Dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities at the end of the fiscal periods, resulting from changes in exchange rates.

D. FORWARD FOREIGN CURRENCY CONTRACTS. The Fund may use foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund's currency exposure. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the Fund's investments against currency fluctuation. Also, a contract to buy or sell can offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. The U.S. Dollar value of the currencies the Fund has committed to buy or sell (if any) is shown in the portfolio composition under the caption "Forward Currency Contracts Outstanding." This amount represents the aggregate exposure to each currency the Fund has acquired or hedged through currency contracts outstanding at period end.

All contracts are "marked-to-market" daily at the applicable translation rates and any gains or losses are recorded for financial statement purposes as unrealized until settlement date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

E. FEDERAL INCOME TAXES. The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders all of its income and any net realized capital gains, at least annually. Accordingly, no provision for federal income tax has been made.

F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for organization costs, distributions from real estate investment trusts and foreign currency transactions for book and tax purposes. Permanent book and tax basis differences will result in reclas-

================================================================================

For the Period Ended June 30, 2000
(unaudited)

sification to capital accounts.

G. REPURCHASE AGREEMENTS. The Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is the Fund's policy that the market value of the collateral be at least equal to 100% of the repurchase price including interest. Each subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

2. PURCHASES AND SALES OF SECURITIES. For the six months ended June 30, 2000 purchases and sales of securities (excluding short-term investments) were $4,490,941,849 and $4,432,569,406, respectively.

3A. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES. The Fund pays gross management fees to its adviser, Nvest Funds Management, L.P. ("Nvest Management"), at the annual rate of 1.05% on the first $1 billion of the Fund's average daily net assets and 1.00% of such assets in excess of $1 billion reduced by the amount of any subadvisers fees paid by the Fund to its subadvisers at the following rates: Harris Associates, Janus Capital Corporation, Kobrick Funds LLC and Loomis, Sayles & Company, L.P. (the "Subadvisers") as follows: Janus Capital Corporation at the annual rate of 0.55% of the first $50 million of the average daily net assets of the segment of the Fund that the subadviser manages and 0.50% of such assets in excess of $50 million; Kobrick Funds LLC, and Loomis, Sayles & Company, L.P. at the annual rate of 0.55% of the first $50 million of the average daily net assets of the segment of the Fund that the subadviser manages, 0.50% of the next $200 million and 0.475% of such assets in excess of $250 million. Nvest Management pays Harris Associates at the annual rate of 0.65% of the first $50 million of the average daily net assets of the segment of the Fund that the subadviser manages, 0.60% of the next $50 million and 0.55% of such assets in excess of $100 million. Certain officers and directors of the Adviser are also officers or Trustees of the Fund. Nvest Management, Harris Associates, Kobrick Funds LLC and Loomis, Sayles & Company, L.P. are wholly owned subsidiaries of Nvest Companies, L.P. ("Nvest"), which is a subsidiary of Metropolitan Life Insurance Company (Note 8).

Fees retained by Nvest Management and paid to each subadviser under the management agreement and subadvisory agreements in effect during the six months ended June 30, 2000 are as follows:

                                Fees Earned
                                -----------
Nvest Management                 $4,296,131
Harris Associates                   564,441
Kobrick Funds LLC                 1,294,537
Janus Capital Corporation         1,695,182
Loomis, Sayles & Company, L.P.      665,815
                              -------------
                                 $8,516,106
                              =============

The effective annualized management fee for the six months ended June 30, 2000 was 1.03%.

================================================================================

For the Period Ended June 30, 2000
(unaudited)

B. ACCOUNTING AND ADMINISTRATIVE EXPENSE. Nvest Services Company, Inc. ("NSC") is a wholly owned subsidiary of Nvest and performs certain accounting and administrative services for the Fund. The Fund pays NSC a group fee for these services equal to the annual rate of 0.035% of the first $5 billion of Nvest Funds' average daily net assets, 0.0325% of the next $5 billion of the Nvest Funds' average daily net assets, and 0.03% of the Nvest Funds' average daily net assets in excess of $10 billion. For the six months ended June 30, 2000, these expenses amounted to $315,320 and are shown separately in the financial statements as accounting and administrative. The effective annualized accounting and administrative expense was 0.034%.

C. TRANSFER AGENT FEES. NSC is the transfer and shareholder servicing agent to the Fund and Boston Financial Data Services ("BFDS") serves as a sub-transfer agent for the Fund. NSC receives account fees for Class A, Class B and Class C shareholder accounts. NSC and BFDS are also reimbursed by the Fund for out-of-pocket expenses. Class Y shares bear a transfer agent fee of 0.10% of average daily net assets. For the six months ended June 30, 2000, the Fund paid NSC $1,175,551 as compensation for its services in that capacity.

D. SERVICE AND DISTRIBUTION FEES. Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Service Plan relating to the Fund's Class A shares (the "Class A Plan") and Service and Distribution Plans relating to the Fund's Class B and Class C shares (the "Class B and Class C Plans").

Under the Class A Plan, the Fund pays Nvest Funds Distributor, L.P. ("Nvest Funds"), the Fund's distributor (a wholly owned subsidiary of Nvest) a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class A shares, as reimbursement for expenses (including certain payments to securities dealers, who may be affiliated with Nvest Funds) incurred by Nvest Funds in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts. For the six months ended June 30, 2000, the Fund paid Nvest Funds $805,113 fees under the Class A Plan.

Under the Class B and Class C Plans, the Fund pays Nvest Funds monthly service fees at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with Nvest Funds) incurred by Nvest Funds in providing personal services to investors in Class B and Class C shares and/or the maintenance of shareholder accounts. For the six months ended June 30, 2000 the Fund paid Nvest Funds $969,386 and $185,422 in service fees under the Class B and Class C Plans, respectively.

Also under the Class B and Class C Plan, the Fund pays Nvest Funds monthly distribution fees at the annual rate of 0.75% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with Nvest Funds) incurred by Nvest Funds in connection with the marketing or sale of Class B and Class C shares. For the six months ended June 30, 2000, the Fund paid Nvest Funds $2,908,158 and $556,264 in distribution fees under the Class B and Class C plans, respectively.

Commissions (including contingent deferred sales charges) on Fund shares paid to Nvest Funds by investors in shares of the Fund during the six months ended June 30, 2000 amounted to $2,261,401.

================================================================================

For the Period Ended June 30, 2000
(unaudited)


E. TRUSTEES FEES AND EXPENSES. The Fund does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of Nvest Management, Nvest Funds, Nvest, NSC or their affiliates. Each other Trustee receives a retainer fee at the annual rate of $40,000 and meeting attendance fees of $3,500 for each meeting of the Board of Trustees attended. Each committee member receives an additional retainer fee at the annual rate of $6,000 while each committee chairman receives a retainer fee (beyond the $6,000 fee) at the annual rate of $4,000. These fees are allocated to the various Nvest Funds based on a formula that takes into account, among other factors, the relative net assets of each Fund.

A deferred compensation plan is available to the Trustees on a voluntary basis. Each participating Trustee will receive an amount equal to the value that such deferred compensation would have been, had it been invested in the Fund or certain other Nvest Funds on the normal payment date. Deferred amounts remain in the Fund until distributed in accordance with the Plan.

4. CAPITAL SHARES. At June 30, 2000 there was an unlimited number of shares of beneficial interest authorized, divided into four classes, Class A, Class B, Class C and Class Y. Transactions in capital shares were as follows:

                                                                               YEAR ENDED                 SIX MONTHS ENDED
                                                                            DECEMBER 31, 1999               JUNE 30, 2000
CLASS A                                                                   SHARES        AMOUNT         SHARES       AMOUNT
--------------------------------------------------------------------------------------------------------------------------------
Shares sold ........................................................    20,850,711   $457,332,948     3,917,381   $ 98,432,774
Shares issued in connection with the reinvestment of:
   Dividends from net realized gain ................................     4,061,647     92,120,558             0              0
                                                                         ---------     ----------             -              -
                                                                        24,912,358    549,453,506     3,917,381     98,432,774
Shares repurchased .................................................    (21,767,243) (476,769,565)   (2,675,472)   (67,122,787)
                                                                        -----------  ------------    ----------    -----------
Net increase (decrease) ............................................     3,145,115   $ 72,683,941     1,241,909   $ 31,309,987
                                                                         ---------   ------------     ---------   ------------


                                                                               YEAR ENDED                 SIX MONTHS ENDED
                                                                            DECEMBER 31, 1999               JUNE 30, 2000
CLASS B                                                                   SHARES        AMOUNT         SHARES       AMOUNT
--------------------------------------------------------------------------------------------------------------------------------
Shares sold                                                              5,090,595   $108,536,607     4,691,813   $110,342,510
Shares issued in connection with the reinvestment of:
   Distributions from net realized gain                                  5,228,880    112,295,911             0              0
                                                                         ---------    -----------             -              -
                                                                        10,319,475    220,832,518     4,691,813    110,342,510
Shares repurchased                                                      (4,670,208)   (98,109,169)   (2,371,458)   (56,018,608)
                                                                        ----------    -----------    ----------    -----------
Net increase (decrease)                                                  5,649,267   $122,723,349     2,320,355   $ 54,323,902
                                                                         ---------   ------------     ---------   ------------


================================================================================

For the Period Ended June 30, 2000
(unaudited)


                                                                               YEAR ENDED                 SIX MONTHS ENDED
                                                                            DECEMBER 31, 1999               JUNE 30, 2000
CLASS C                                                                   SHARES        AMOUNT         SHARES       AMOUNT
--------------------------------------------------------------------------------------------------------------------------------
Shares sold                                                              1,357,862   $ 28,638,765     1,039,345   $ 24,642,515
Shares issued in connection with the reinvestment of:
   Distributions from net realized gain                                    971,714     20,885,267             0              0
                                                                           -------     ----------             -              -
                                                                         2,329,576     49,524,032     1,039,345     24,642,515
Shares repurchased                                                      (1,380,274)   (28,904,111)     (540,322)   (12,696,132)
                                                                        ----------    -----------      --------    -----------
Net increase (decrease)                                                   (949,302)  $ 20,619,921     499,023     $ 11,946,383
                                                                          --------   ------------     -------      -----------


                                                                               YEAR ENDED                 SIX MONTHS ENDED
                                                                            DECEMBER 31, 1999               JUNE 30, 2000
CLASS Y                                                                   SHARES        AMOUNT         SHARES       AMOUNT
---------------------------------------------------------------------------------------------------------------------------
Shares sold                                                              848,485 $     19,170,997     756,202 $     19,591,980
Shares issued in connection with the reinvestment of:
   Dividends from net realized gain                                        470,250     10,913,701             0              0
                                                                           -------     ----------             -              -
                                                                         1,318,735     30,084,698       756,202     19,591,980
Shares repurchased                                                        (415,165)    (9,259,418)     (340,336)    (8,591,769)
                                                                          --------     ----------      --------     ----------
Net increase (decrease)                                                    903,570   $ 20,825,280       415,866   $ 11,000,211
                                                                           -------   ------------       -------   ------------

Increase (decrease) derived from capital shares transactions            10,647,254   $236,852,491     4,477,153   $108,580,483
                                                                        ==========   ============     =========   ============


5. LINE OF CREDIT. The Fund along with the other portfolios that comprise the Nvest Funds (the "Funds") participate in a $100,000,000 committed line of credit provided by Citibank, N.A., under a credit agreement (the "Agreement") dated March 3, 2000. Advances under the Agreement are taken primarily for temporary or emergency purposes. Borrowings under the Agreement bear interest at a rate tied to one of several short-term rates that may be selected from time to time. In addition, the Funds are charged a facility fee equal to 0.08% per annum on the unused portion of the line of credit. The annual cost of maintaining the line of credit and the facility fee is apportioned pro rata among the participating Funds. There were no borrowings as of or during the six months ended June 30, 2000.

6. EXPENSE REDUCTIONS. The Fund has entered into agreements with brokers whereby the brokers will rebate a portion of brokerage commissions. Amounts earned by the Fund under such agreements are presented as a reduction of expenses in the Statement of Operations. For the six months ended June 30, 2000, the Fund's expenses were reduced by $ 7,962 under these agreements.

7. SECURITY LENDING. The Fund has entered into an agreement with a third party to lend its securities. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. The Fund receives fees for lending its securities. At June 30, 2000, the Fund had no securities on loan.

8. SUBSEQUENT EVENT. Nvest, L.P., and its affiliated operating partnership, Nvest Companies, L.P., have entered into an agreement for CDC Asset Management to acquire all of their outstanding partnership units. CDC Asset Management is the investment management arm of France's Caisse des Depots et Consignations, which is a major diversified financial institution. Nvest will be renamed CDC Asset Management-North America and it will continue to use the holding

================================================================================

For the Period Ended June 30, 2000
(unaudited)


company structure. Nvest affiliates will retain their investment independence, brand names, management and operating autonomy. The transaction will not affect daily operations of the Nvest Funds or the investment management activities of the Funds' investment advisers or subadvisers.

Consummation of the transaction with CDC is subject to a number of contingencies, including regulatory approvals and approval of the unitholders of Nvest, L.P. and Nvest Companies L.P. Under the rules for mutual funds the transaction may result in a change of control for the Nvest affiliates. Consequently, it is anticipated that the Nvest affiliates will seek approval of new agreements from the Board of Trustees and shareholders prior to the consummation of the transaction. The transaction is expected to close in the fourth quarter of 2000.

                           NVEST STAR SMALL CAP FUND
                              NVEST STAR VALUE FUND
                            NVEST STAR ADVISERS FUND
    SUPPLEMENT DATED AUGUST 21, 2000 TO NVEST STAR FUNDS PROSPECTUSES CLASSES
                  A, B AND C AND CLASS Y EACH DATED MAY 1, 2000

NVEST STAR SMALL CAP FUND

Clyde S. McGregor, C.F.A., has become co-portfolio manager of the Harris Associates segment of Nvest Star Small Cap Fund, joining James P. Benson, who has managed the segment since November 1999. Mr. McGregor, who has replaced Steven J. Reid, joined Harris Associates as an analyst in 1981 and began managing portfolios in 1986. He holds an M.B.A. in Finance from the University of Wisconsin-Madison (1977) and a B.A. in Economics and Religion from Oberlin College (1974).

The investment approach of the Harris Associates segment of the Fund remains the same.

NVEST STAR VALUE FUND

Effective August 1, 2000, Margaret Buescher is the sole portfolio manager for the segment of the Fund managed by Vaughan, Nelson, Scarborough & McCullough.

NVEST STAR ADVISERS FUND

Effective August 1, 2000, Joseph Gatz remains the lead portfolio manager and Daniel Thelen remains a co-portfolio manager for the segment of the Fund managed by Loomis Sayles.

                                  NVEST FUNDS
================================================================================

     LARGE-CAP EQUITY FUNDS                     GLOBAL/INTERNATIONAL EQUITY
      Capital Growth Fund                           Star Worldwide Fund
      Kobrick Growth Fund                        International Equity Fund
          Growth Fund
     Growth and Income Fund                        CORPORATE INCOME FUNDS
         Balanced Fund                        Short Term Corporate Income Fund
        Star Value Fund                                Bond Income Fund
                                                      High Income Fund
     ALL-CAP EQUITY FUNDS                          Strategic Income Fund
      Star Advisers Fund
     Kobrick Capital Fund
        Bullseye Fund                             GOVERNMENT INCOME FUNDS
      Equity Income Fund                     Limited Term U.S. Government Fund
                                                 Government Securities Fund
     SMALL-CAP EQUITY FUNDS
      Star Small Cap Fund                           MONEY MARKET FUNDS*
  Kobrick Emerging Growth Fund                     Cash Management Trust
                                               Tax Exempt Money Market Trust
                                              *Investments in the money market
                                                funds are not insured or
                                               gauranteed by the FDIC or any
                                                    government agency.



                             TAX-FREE INCOME FUNDS
                             Municipal Income Fund
                           Intermediate Term Tax Free
                               Fund of California
                       Massachusetts Tax Free Income Fund

To learn more, and for a free prospectus, contact your financial representative.

                    VISIT OUR WEB SITE AT WWW.NVESTFUNDS.COM
                         Nvest Funds Distributor, L.P.
                              399 Boylston Street
                                Boston, MA 02116
                             Toll Free 800-225-5478

 This material is authorized for distribution to prospective investors when it is preceded or accompanied by the Fund's current prospectus, which contains information about distribution charges, management and other items of interest.
    Investors are advised to read the prospectus carefully before investing.

Nvest Funds Distributor, L.P., and other firms selling shares of Nvest Funds are members of the National Association of Securities Dealers, Inc. (NASD). As a service to investors, the NASD has asked that we inform you of the availability of a brochure on its Public Disclosure Program. The program provides access to information about securities firms and their representatives. Investors may obtain a copy by contacting the NASD at 800-289-9999 or by visiting their Web site at www.NASDR.com.

[Nvest Funds Logo appears here]

SA58-0600

Printed On Recycled Paper

                                SEMIANNUAL REPORT

================================================================================


[LOGO] Nvest Funds(SM)
       Where The Best Minds Meet(R)

--------------------------------------------------------------------------------


                                                   Nvest Star Worldwide Fund


                                                             Where
                                                           The Best
                                                         Minds Meet(R)


-----------------
  June 30, 2000
-----------------

                              PRESIDENT'S MESSAGE

================================================================================

                                                                     August 2000
--------------------------------------------------------------------------------


[PHOTO]
John T. Hailer
President and Chief
Executive Officer
Nvest Funds

"No matter how you react to shifting markets, don't let short-term events derail your long-range program. Consult your financial representative before you make any changes.

In an effort to protect the U.S. economy from the specter of renewed inflation, the Federal Reserve Board has raised interest rates six times in the past 12 months - three times during the first six months of 2000. Because higher interest rates cut into corporate profits and make financial assets less attractive, the markets have been undergoing a period of heightened volatility.

Your choice of investment tools

Investors react to volatility in different ways. Some seek safer harbors; others define risk as opportunity and add selectively to their portfolios. Regardless of which type of investor you may resemble, remember that Nvest funds cover a wide spectrum of investments, from conservative to aggressive. These include a comprehensive family of equity and fixed-income funds that may complement your current holdings, as well as funds that combine different investment styles in a single portfolio.

For example, Nvest Star funds' multi-manager approach can help you through periods of market volatility by offering you greater diversification than single-manager funds. Each Nvest Star fund is composed of four separate segments run by managers with distinct investment disciplines -- a strategy that allows investors to benefit from different investment styles and diversified portfolio holdings, seeking superior long-term results with reduced risk. We search for the strongest candidates to manage each segment, using approaches that complement one another in varying market conditions.

No matter how you react to shifting markets, don't let short-term events derail your long-range program. Consult your financial representative before you make any changes.

Nvest is poised for global growth

As you may know, Nvest Companies is under agreement to be acquired by CDC Asset Management, a leading French institutional money management company and a major global financial institution. CDC's expertise in European stock and bond markets will be a resource for the premier U.S. investment management teams who manage our funds. Nvest Funds will continue to operate independently, but with broader resources to bring you attractive, innovative products and services. Since your vote will be required, you will receive proxy information in September. In the meantime, if you would like more information, you are welcome to call your financial representative or us, or visit our web site, www.nvestfunds.com.

                                                              /s/ John T. Hailer


--------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------

                           NVEST STAR WORLDWIDE FUND

================================================================================

                                        Investment Results Through June 30, 2000
--------------------------------------------------------------------------------

Putting Performance in Perspective

The charts comparing Nvest Star Worldwide Fund's performance to a benchmark index provide you with a general sense of how your Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. Your Fund's total return for the period shown below appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index, and if it were possible, in addition, few investors could purchase all of the securities necessary to match the index and would incur transaction costs and other expenses.

The MSCI World Index serves as the primary benchmark for the Fund and as an additional point of reference, the MSCI EAFE Index serves as the secondary benchmark. While no one benchmark is a perfect match for a managed fund, the World Index contains a higher proportion of the markets that could be represented in the Fund than does the EAFE Index, including U.S. and major foreign markets. However, the Fund can invest in emerging markets, which are not represented in the World Index but are represented in the EAFE Index.

                                Growth of a $10,000 Investment in Class A Shares

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                  December 1995 (Inception) through June 2000

                        NAV           MSC        MSCI World       EAFE
         6/00        17,598        14,878        20,162        14,878
         6/99        18,819        16,310        20,691        16,606
         6/99        15,817        14,045        17,971        13,598
         6/98        13,674        12,488        16,534        13,061
         6/98        14,056        13,248        15,481        12,600
         6/97        13,147        12,391        13,249        10,855
         6/97        13,628        12,844        13,180        11,845
         6/96        11,667        10,996        11,400        10,637
         6/96        11,176        10,533        10,733        10,467
         6/95        10,000         9,425        10,000        10,000


This illustration represents past performance and does not guarantee future results. Share price and return will vary and you may have a gain or loss when you sell your shares. Other classes of shares are available for which performance, fees and expenses will differ. All results include reinvestment of dividends and capital gains.

                           NVEST STAR WORLDWIDE FUND

================================================================================

                                         Average Annual Total Returns -- 6/30/00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   Class A (Inception 12/29/95)         6 Months       1 Year    Since Inception

   Net Asset Value(1)                    -6.48%        11.27%        13.37%
   With Maximum Sales Charge(2)         -11.84          4.90         11.89
--------------------------------------------------------------------------------
   Class B (Inception 12/29/95)         6 Months       1 Year    Since Inception

   Net Asset Value(1)                    -6.80%        10.47%        12.57%
   With CDSC(3)                         -11.46          5.52         12.27
--------------------------------------------------------------------------------
   Class C (Inception 12/29/95)         6 Months       1 Year    Since Inception

   Net Asset Value(1)                    -6.80%        10.46%        12.58%
   With CDSC(3)                          -7.73          9.47         12.58
--------------------------------------------------------------------------------
                                                                     Since
   Comparative Performance              6 Months       1 Year      Inception

   MSCI~World Index(4)                   -2.56%        12.19%        16.50%
   MSCI~EAFE~Index(5)                    -4.06         17.16         10.66
   Morningstar World Stock Average(6)    -0.49         24.06         16.42
   Lipper Global Average(7)              -1.19         21.96         17.35
--------------------------------------------------------------------------------

Notes to Charts

These returns represent past performance and do not guarantee future results. Share price and return will vary and you may have a gain or loss when you sell your shares. Recent returns may be higher or lower than those shown.

(1) These results include reinvestment of any dividends and capital gains, but do not include a sales charge.

(2) These results include reinvestment of any dividends and capital gains, and the maximum sales charge of 5.75%.

(3) These results include reinvestment of any dividends and capital gains. Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge applied when you sell shares. Class C share performance assumes a 1.00% CDSC when you sell shares within one year of purchase.

(4) Morgan Stanley Capital International World Index (MSCI) is an unmanaged index of common stocks from the MSCI developed market countries. You may not invest directly in an index.

(5) Morgan Stanley Capital International-Europe Australasia and Far East Index (MSCI EAFE) is an unmanaged index of common stocks traded outside the U.S. You may not invest directly in an index.

(6) Morningstar World Stock Average is the average performance without sales charges of funds with similar investment objectives as calculated by Morningstar, Inc.

(7) Lipper Global Average is the average performance without sales charges of all mutual funds with a similar current investment style or objective as determined by Lipper Inc.

                           NVEST STAR WORLDWIDE FUND

================================================================================

                                               Overview: How Your Fund Performed
--------------------------------------------------------------------------------

During the first six months of 2000, global markets were affected by a worldwide sell-off in stocks. As a result, for the six-month period that ended June 30, 2000, Nvest Star Worldwide Fund's Class A shares provided a return of -6.48% based on net asset value. For the same period, the Fund's benchmarks, MSCI World Index returned and the MSCI EAFE Index returned -2.56% and -4.06%, respectively. The difference between the performance of the Fund relative to its benchmarks primarily reflects the value orientation of the two segments managed by Harris/Oakmark teams. While value stocks staged a long-overdue comeback during the second quarter, year-to-date results were stronger for other market sectors.

Nvest Star Worldwide Fund is composed of four portfolio segments, each managed by a different investment management team with special expertise in specific markets. Nvest Star Worldwide Fund's four management teams are: Montgomery Asset Management, Loomis Sayles (added to the Fund in February 2000), and Harris/Oakmark, which manages both a domestic segment and an international segment. This multi-manager approach is the essence of the Nvest Funds Star concept. It provides a means to diversify among individual securities as well as investment styles and strategies of several established management firms. The extra diversification is designed to balance out market swings over time, seeking superior long-term performance results relative to funds that employ a single strategy.

The chart below shows the proportion of assets under the management of each portfolio manager. The proportions grow and shrink relative to one another as a result of the returns of each Fund segment and the markets in which they invest.

                          Portfolio Segments -- 6/30/00

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

          Harris/Oakmark International            23.5%
          Harris/Oakmark Domestic                 18.1%
          Loomis                                  35.8%
          Montgomery                              22.6%

Portfolio holdings and asset allocation will vary.

                           NVEST STAR WORLDWIDE FUND

================================================================================

--------------------------------------------------------------------------------

                       Country Diversification -- 6/30/00

                                                  % of
               Country                         Net Assets
          --------------------------------------------------
                1.  United States                 28.3
          --------------------------------------------------
                2.  United Kingdom                13.2
          --------------------------------------------------
                3.  Japan                         10.4
          --------------------------------------------------
                4.  France                         7.5
          --------------------------------------------------
                5.  Netherlands                    5.0
          --------------------------------------------------
                6.  Finland                        4.2
          --------------------------------------------------
                7.  Germany                        4.0
          --------------------------------------------------
                8.  Sweden                         3.6
          --------------------------------------------------
                9.  Canada                         3.3
          --------------------------------------------------
               10.  Hong Kong                      2.6
          --------------------------------------------------

Portfolio holdings and asset allocations will vary.

Concerns about U.S. economic growth affected European markets

The possibility of slower economic growth in the U.S. had a significant effect on the world's financial markets. As a result, there were striking parallels in the performance of most major markets. In Europe, investors bid up the prices of technology, media and telecommunications stocks early in the period. In March, however, European markets participated in the worldwide sell-off in technology stocks that was triggered by rising U.S. interest rates and concerns about the high valuations of technology stocks. While market volatility persisted throughout the period, investors returned to the technology sector in the closing quarter. By June 30, 2000, technology stock prices were once again on the rise in most European markets. In particular, markets in Finland and Sweden benefited from their high-quality technology companies.

Positive economic indicators did little to boost Japanese stocks

In Japan, strong gross domestic product and a pickup in consumer spending signaled that the Japanese economy was continuing to recover from recession. Normally, these positive indicators would have been advantageous for stocks in the more traditional, non-technology areas of the Japanese market. However, investor disappointment with the pace of corporate restructuring overshadowed much of this good economic news. Investment activity in Japan mirrored that in other areas of the world. A rapid rise in technology shares during the first three months of the period led to widespread market volatility and short-term investor interest in non-technology companies. As the six-month period drew to a close, however, investors once again began to favor the technology area of the Japanese market.

                           NVEST STAR WORLDWIDE FUND

================================================================================

--------------------------------------------------------------------------------

Emerging markets struggled

Most emerging markets in both Asia and Latin America were hard hit by the uncertainty in the U.S. Not only do these fledgling economies view the U.S. as an important export market, but many of them also depend on foreign capital to finance their growth. A weaker U.S. economy could significantly affect their ability to sustain economic growth and could result in lower earnings for their companies.

In the United States, interest rates dominated market sentiment

The U.S. market was characterized by rising interest rates and broad-based market volatility. At the beginning of the period, rapidly rising prices of technology stocks boosted all of the major stock indexes. When technology stocks declined sharply in March, however, investors sought opportunities in other market sectors. The broadening of the U.S. market into non-technology areas was generally viewed as positive. Nevertheless, by the end of the period all of the major U.S. stock indexes registered losses.

                      Top 10 Portfolio Holdings -- 6/30/00

                                                           % of
     Company                                            Net Assets
   ---------------------------------------------------------------------
      1.  Nokia OYJ                                         1.5
   ---------------------------------------------------------------------
      2.  Diageo PLC                                        1.2
   ---------------------------------------------------------------------
      3.  Samsung Electronics                               1.2
   ---------------------------------------------------------------------
      4.  Somerfield PLC                                    1.2
   ---------------------------------------------------------------------
      5.  Ericsson (L.M.) Telefoniaktiebolag AB Series B    1.1
   ---------------------------------------------------------------------
      6.  Galileo International, Inc.                       1.1
   ---------------------------------------------------------------------
      7.  Fortune Brands, Inc.                              1.1
   ---------------------------------------------------------------------
      8.  Hunter Douglas                                    1.0
   ---------------------------------------------------------------------
      9.  Total Fina SA Class B                             1.0
   ---------------------------------------------------------------------
     10.  Washington Mutual, Inc.                           1.0
   ---------------------------------------------------------------------

Portfolio holdings and asset allocations will vary.

                           NVEST STAR WORLDWIDE FUND

================================================================================

--------------------------------------------------------------------------------

The Fund's subadvisers use different strategies

Nvest Star Worldwide Fund's subadvisers use a variety of investment styles and their expertise in various regions to seek long-term growth of capital. The Montgomery Asset Management's segment benefited from investments in telecommunications, financial services and energy companies. Loomis Sayles reaped rewards in Japan in the first quarter of 2000, but turned mostly to Europe for more attractive opportunities in the second quarter. When some of the Loomis Sayles' European holdings declined in value during the sell-off, the manager added to the portfolio's best-performing European holdings at attractive prices. The two Harris/Oakmark teams employed a value style of investing in both the Fund's U.S. and overseas segments. While this investment approach was out of favor early in the period, it began to contribute to performance during the market correction in the second quarter, a time when investors moved away from volatile technology companies toward more traditional value companies.

Our overall outlook is for a healthy worldwide business climate

The many business, economic and technological developments that are taking place around the world bode well for worldwide investing. Free-trade policies and steady economic growth should allow the best companies in the world to achieve long-term growth. In addition, advances in technology are providing overseas countries with the tools they need to upgrade their infrastructure and restructure their businesses. We believe these trends may continue for years to come.

We also expect the renewed interest in value investing to continue, as investors seek to diversify their portfolios to reduce volatility. These positive trends, along with steady economic growth and relatively low inflation, should be positive for Nvest Star Worldwide Fund.

This portfolio managers' commentary reflects the conditions and actions taken during the reporting period, which are subject to change. A shift in opinion may result in strategic and other portfolio changes.

Nvest Star Worldwide Fund invests in foreign and emerging market securities, which have special risks. These may include political, regulatory and currency risks. Emerging markets may be more subject to these risks than developed markets. The Fund may invest in small-cap companies, which are more volatile than the overall market, lower-rated bonds, which offer higher yield in return for greater risk and price fluctuations; real estate investment trusts (REITs), which change in price with underlying real estate values and have other mortgage-related risks; derivative securities, whose value is based on other securities or indices; which may have significant risk; impact the Fund's performance and increase tax liability. These risks affect your investment's value. Share price and return will vary and you may have a gain or loss when you sell your shares.

                              PORTFOLIO COMPOSITION

================================================================================

Investments as of June 30, 2000
(unaudited)

Common Stock -- 94.4% of Total Net Assets

    Shares     Description                                            Value (a)
--------------------------------------------------------------------------------

               Australia -- 1.7%
     429,300   Cable & Wireless Optus, Ltd. .....................  $  1,278,580
      20,000   National Australia Bank, Ltd. ....................       333,688
     104,100   News Corp., 144A .................................     1,431,911
          40   News Corp., Ltd. (ADR) ...........................         2,180
     858,532   Nufarm ...........................................     1,668,696
                                                                   ------------
                                                                      4,715,055
                                                                   ------------
               Austria -- 0.1%
       7,000   Flughafen Wien AG ................................       249,205
                                                                   ------------
               Brazil -- 1.0%
  33,100,000   Tele Centro Sul Participacoes SA (c) .............       335,864
 187,200,000   Telemig Celular Participacoes SA (c) .............       602,029
          86   Telesp Celular Participacoes SA ..................             1
           1   Tele Norte Leste Participacoes SA
                 (ADR) 144A .....................................            24
   1,600,000   Telesp Participacoes SA ..........................        17,477
      55,900   Uniao de Bancos Brasileiros SA
                 (GDR) ..........................................     1,607,125
   3,300,000   Unibanco - Uniao de Bancos
                 Brasileiros SA (c) .............................       192,108
                                                                   ------------
                                                                      2,754,628
                                                                   ------------
               Canada -- 3.3%
       4,600   Ballard Power Systems, Inc. ......................       413,137
      17,400   Bank Montreal Quebec .............................       734,797
      40,200   Canadian Imperial
                 Bank of Commerce ...............................     1,104,142
      30,500   Canadian Natural Resources Ltd. ..................       886,149
      40,500   Canadian Pacific Limited .........................     1,050,811
      18,800   Nortel Networks Corp. ............................     1,283,100
      32,580   Nortel Networks Corp. ............................     2,260,788
      40,300   Precision Drilling Corp. .........................     1,557,541
                                                                   ------------
                                                                      9,290,465
                                                                   ------------
               Denmark -- 1.7%
      15,900   Den Danske Bank Group ............................     1,912,305
      14,000   ISS AS ...........................................     1,065,804
      44,770   Vestas Wind Systems AS ...........................     1,643,997
                                                                   ------------
                                                                      4,622,106
                                                                   ------------
               Finland -- 4.2%
      50,450   Comptel ..........................................     1,016,274
      10,372   Helsingin Puhelin OYJ ............................     1,015,961
      26,500   Kone Corp. .......................................     1,593,873
      86,440   Nokia OYJ ........................................     4,410,924
      26,100   Sonera OYJ .......................................     1,189,819
     207,703   Valmet-Rauma OYJ .................................     2,498,506
                                                                   ------------
                                                                     11,725,357
                                                                   ------------
               France -- 7.5%
      26,300   Alcatel SA .......................................     1,724,962
      23,552   Alcatel SA (ADR) .................................     1,566,208
      13,800   Aventis SA .......................................     1,007,219
      10,400   Axa ..............................................     1,638,266
       8,300   Banque Nationale de Paris ........................       798,741
       2,330   Canal Plus .......................................       391,504
       2,360   Castorama Dubois Investissement SA ...............       583,551
      37,345   Chargeurs SA .....................................     2,139,197
      12,500   Coflexip SA ......................................     1,515,587
      16,850   ISIS .............................................     1,198,459
      34,000   Michelin Compagnie Generale B ....................     1,090,974
       5,200   Societe Television Francaise 1 ...................       362,404
      22,700   Societe Television Francaise 1 ...................     1,582,034
      10,900   Stmicroelectronics ...............................       686,812
      18,035   Total Fina SA Class B ............................     2,765,214
      19,316   Vivendi SA .......................................     1,704,870
                                                                   ------------
                                                                     20,756,002
                                                                   ------------
               Germany -- 3.5%
       2,730   ADVA AG Optical Networking .......................     1,550,768
      13,200   Bayerisch Hypo-Und
                 Vereinsbank AG .................................       852,654
      21,880   Buderus AG .......................................       347,799
       9,060   Consors Discount Broker AG .......................       808,736
      24,334   Em.TV Ampersand Merchandising AG .................     1,433,395
      14,800   EPCOS AG .........................................     1,476,398
       5,340   Infineon Technologies AG .........................       420,848
       6,240   SAP AG ...........................................     1,153,935
      39,000   Senator Entertainment AG .........................       774,453
       7,000   Siemens AG .......................................     1,055,899
                                                                   ------------
                                                                      9,874,885
                                                                   ------------
               Hong Kong -- 2.6%
     178,700   China Telecom Ltd., (ADR) (c) ....................     1,575,989
   2,317,611   First Pacific Company, Ltd. ......................       787,848
   1,380,000   Giordano International, Ltd. .....................     2,097,749
      50,000   Hutchison Whampoa, Ltd. ..........................       628,568
     526,000   Legend Holdings, Ltd. ............................       509,435
     280,000   Li & Fung, Ltd. ..................................     1,400,808
      47,000   Television Broadcast .............................       313,514
                                                                   ------------
                                                                      7,313,911
                                                                   ------------
               Ireland -- 1.3%
     125,000   Bank Of Ireland ..................................       782,258
           1   Bank of Ireland ..................................             8
      36,000   Elan Corp. PLC (ADR) (c) .........................     1,743,750
      60,000   Independent News & Media PLC .....................       217,977


                See accompanying notes to financial statements.                7

================================================================================

Investments as of June 30, 2000
(unaudited)

Common Stock -- continued

    Shares     Description                                            Value (a)
--------------------------------------------------------------------------------

               Ireland --  continued
      23,000   Ryanair Holdings PLC (ADR) (c) ...................  $    839,500
                                                                   ------------
                                                                      3,583,493
                                                                   ------------
               Israel -- 0.5%
       5,980   Check Point Software
                 Technolgies, Ltd. ..............................     1,266,265
           1   Makhteshim-Agam Industries, Ltd. (c) .............             1
                                                                   ------------
                                                                      1,266,266
                                                                   ------------
               Italy -- 1.8%
      10,000   Fiat SpA .........................................       259,488
     215,000   Fila Holdings SpA (ADR) ..........................     2,270,937
      81,500   San Paolo-IMI SpA ................................     1,446,452
     104,540   Telecom Italia Mobile SpA ........................     1,067,907
                                                                   ------------
                                                                      5,044,784
                                                                   ------------
               Japan -- 10.4%
     175,000   Citizen Watch Co. ................................     1,688,893
      47,100   Credit Saison Co., Ltd., 144A ....................     1,091,994
      99,000   Daiwa Securities Group, Inc. .....................     1,306,253
          55   Fuji Television Network, Inc. ....................       860,469
       2,100   Funai Electric Co., Ltd. .........................       349,522
       4,200   Funai Electric Co., Ltd. .........................       656,293
      36,000   Hitachi Chemical Co., Ltd. .......................       832,949
          24   Japan Telecom Co., Ltd. ..........................     1,040,479
     118,000   Komatsu, Ltd. ....................................       829,631
       6,000   Kyocera Corp. ....................................     1,017,294
      18,700   Meitec Corp. .....................................       740,210
     112,000   Mitsui Fudosan Co., Ltd. .........................     1,213,892
       6,000   Murata Manufacturing Co. .........................       860,657
      57,000   NEC Corp. ........................................     1,788,888
      27,000   Nikon Corp. ......................................     1,000,047
          29   Nippon Telegraph & Telephone Corp. ...............       385,373
     126,000   Nissan Motor Co., Ltd. ...........................       742,189
          80   NTT Mobile Communications
                 Network, Inc. ..................................     2,163,894
       6,900   Orix Corp. .......................................     1,017,718
      26,000   Pioneer Corp. ....................................     1,012,017
       3,700   Rohm Co. .........................................     1,081,005
     118,000   Sanyo Electric Co. ...............................     1,060,949
      52,000   Sharp Corp. ......................................       918,901
      11,000   SHIMANO, Inc. ....................................       264,361
         800   Softbank Corp. ...................................       108,572
      13,000   Taiyo Yuden Co. ..................................       813,534
       7,500   Toys R Us-Japan, Ltd. ............................     1,272,325
           2   Yahoo Japan Corp. ................................       792,611
      12,000   Yamada Denki Co. .................................     1,075,538
      18,000   Yamanouchi Pharmaceutical
                 Company, Ltd. ..................................       982,235
                                                                   ------------
                                                                     28,968,693
                                                                   ------------
               Mexico -- 0.9%
      19,385   Grupo Televisa SA (ADR) ..........................     1,336,354
      18,435   Telefonos de Mexico
                 SA de CV (ADR) 144A ............................     1,053,099
                                                                   ------------
                                                                      2,389,453
                                                                   ------------
               Netherlands -- 5.0%
      29,052   Asm Lithography Hl ...............................     1,248,673
      28,210   ASM Lithography Holding NV (c) ...................     1,244,766
      24,100   Heineken NV ......................................     1,466,778
     102,196   Hunter Douglas ...................................     2,766,016
      10,500   Koninklijke (Royal)
                 Philips Electronic NV ..........................       495,203
      39,808   KPN NV ...........................................     1,780,521
      16,550   Kpnqwest .........................................       650,972
      23,200   Royal Dutch Petroleum Co. ........................     1,441,903
      22,690   STMicroelectronics NV ............................     1,456,414
       9,000   Versatel Telecom .................................       378,061
      16,300   VNU NV ...........................................       841,884
                                                                   ------------
                                                                     13,771,191
                                                                   ------------
               New Zealand -- 0.1%
     158,224   Fletcher Challenge Building ......................       167,744
                                                                   ------------
               Panama -- 0.9%
      95,300   Banco Latinoamericano de
                 Exportaciones SA, Class E ......................     2,638,619
                                                                   ------------
               Russia -- 0.2%
      12,500   OAO LukOil Holdings (ADR) ........................       643,750
                                                                   ------------
               Singapore -- 0.6%
     147,472   Datacraft Asia ...................................     1,297,754
      53,616   United Overseas Bank, Ltd. .......................       350,817
                                                                   ------------
                                                                      1,648,571
                                                                   ------------
               South Africa -- 0.0%
           1   Barlow, Ltd. .....................................             6
          23   BOE, Ltd. ........................................            13
         114   JCI Gold, Ltd. ...................................            74
           2   RMB Holdings .....................................             2
                                                                   ------------
                                                                             95
                                                                   ------------
               South Korea -- 2.4%
      17,920   Dongah Tire Industry Co. .........................       353,570
      31,240   Keumkang, Ltd. ...................................     1,085,671


8               See accompanying notes to financial statements.

================================================================================

Investments as of June 30, 2000
(unaudited)

Common Stock -- continued

    Shares     Description                                            Value (a)
--------------------------------------------------------------------------------

               South Korea -- continued
      20,000   Kook Min Bank (c) ................................  $    254,703
       6,980   Lotte Chilsung Beverage Co. ......................       529,592
       2,300   Lotte Confect ....................................       266,092
       3,170   Sk Telecom .......................................     1,037,690
       9,700   Samsung Electronics ..............................     3,210,062
                                                                   ------------
                                                                      6,737,380
                                                                   ------------
               Spain -- 1.0%
     109,300   Banco Bilbao Vizcaya SA ..........................     1,633,058
      48,200   Telefonica SA (ADR) ..............................     1,035,373
                                                                   ------------
                                                                      2,668,431
                                                                   ------------
               Sweden -- 3.6%
      49,000   Autoliv AB (c) ...................................     1,200,000
     137,500   Enea Date AB .....................................       935,374
     160,852   Ericsson (L.M.) Telefoniaktiebolag
                 AB Series B ....................................     3,182,389
     247,221   Nordic Baltic Hldg ...............................     1,802,986
      50,000   Skandia Forsakring AB ............................     1,320,862
      34,000   Svenska Handelsbanken Series A ...................       493,424
      32,000   Tele1 Europe Holdings AB .........................       391,837
      64,700   Telia ............................................       608,855
                                                                   ------------
                                                                      9,935,727
                                                                   ------------
               Switzerland -- 1.8%
       5,620   ABB, Ltd. ........................................       672,657
       1,135   Ares Serono SA ...................................       946,239
       4,700   Credit Suisse Group ..............................       934,929
         280   Julius Baer Holding, Ltd. ........................     1,107,092
         690   Schweizerische Ruckversicherungs .................     1,406,394
                                                                   ------------
                                                                      5,067,311
                                                                   ------------
               Taiwan -- 0.0%
           1   Synnex Technology
                 International Corp. 144A (GDR) .................            21
                                                                   ------------
               Turkey -- 0.2%
  41,800,000   Yapi Ve Kredi Bankasi ............................       464,882
                                                                   ------------
               United Kingdom -- 13.2%
     101,000   Arm Holdings PLC .................................     1,081,987
     229,000   Berisford PLC ....................................     1,124,392
       5,800   Bookham Technology ...............................       337,524
     115,200   Cable & Wireless PLC .............................     1,950,519
      38,107   Capita Group PLC .................................       932,357
      60,000   Celltech Group PLC ...............................     1,162,061
      27,740   COLT Telecom Group PLC ...........................       923,414
       5,000   COLT Telecom Group PLC (ADR) .....................       678,125
     368,500   Diageo PLC .......................................     3,264,615
     138,900   Dixons Group (New) ...............................       565,356
     132,600   Enterprise Oil PLC ...............................     1,105,510
      86,100   Freeserve PLC ....................................       423,403
      38,500   Glaxo Wellcome PLC ...............................     1,122,561
      65,300   HSBC Holdings PLC ................................       747,614
     381,000   IMI PLC ..........................................     1,556,526
      60,000   Independent News & Media PLC .....................       208,808
      23,400   Jazztel PLC ......................................       614,250
      32,348   Logica PLC .......................................       765,512
     329,422   Morgan Crucible Co. ..............................     1,084,125
     102,300   Next PLC .........................................       894,687
      73,500   Pearson PLC ......................................     2,335,469
     183,825   Reckitt & Colman PLC .............................     2,058,277
     473,074   Rolls-Royce PLC ..................................     1,678,570
      94,400   Scottish Power ...................................       799,885
      71,000   Shire Pharma Group PLC ...........................     1,235,446
   3,570,300   Somerfield PLC ...................................     3,205,315
     151,600   Spirent PLC ......................................     1,019,620
     829,387   Tomkins PLC ......................................     2,694,995
     308,009   Vodafone Group PLC ...............................     1,244,348
                                                                   ------------
                                                                     36,815,271
                                                                   ------------
               United States -- 24.9%
     100,366   ACNielsen Corp. (c) ..............................     2,208,052
     135,000   American Greetings Corp. .........................     2,565,000
      31,500   Atmel Corp. (c) ..................................     1,161,562
      64,052   Bank One Corp. ...................................     1,701,381
      61,300   Black & Decker Corp. .............................     2,409,856
      52,000   Boeing Co. .......................................     2,174,250
     157,000   Brunswick Corp. ..................................     2,600,312
      15,000   Carrier Access Corp. (c) .........................       793,125
      12,500   Chartered Semiconductor
                 Manufacturing ..................................     1,125,000
      22,000   Cisco Systems, Inc. (c) ..........................     1,398,375
       6,600   Cognex Corp. (c) .................................       341,550
      15,980   Comverse Technology, Inc. (c) ....................     1,486,140
      25,000   Cooper Industries, Inc. ..........................       814,063
       3,900   Corning, Inc. ....................................     1,052,513
      14,500   Covad Communications Group, Inc. .................       233,813
      40,000   Dial Corp. .......................................       415,000
      49,100   Dun & Bradstreet Corp. ...........................     1,405,487
      35,000   Eaton Corp. ......................................     2,345,000
      15,400   EMC Corp. (c) ....................................     1,184,837
      10,500   Enron Corp. ......................................       677,250
      42,100   FLAG Telecom Holdings, Ltd. ......................       626,238
       4,500   Flextronics International, Ltd. (c) ..............       309,094
     132,500   Fortune Brands, Inc. .............................     3,055,781


                See accompanying notes to financial statements.                9

================================================================================

Investments as of June 30, 2000
(unaudited)

Common Stock -- continued

    Shares     Description                                            Value (a)
--------------------------------------------------------------------------------

               United States -- continued
     146,600   Galileo International, Inc. ......................  $  3,060,275
      45,960   Global Crossing, Ltd. (c) ........................     1,209,322
      58,000   H & R Block, Inc. ................................     1,877,750
       8,900   JDS Uniphase Corp. ...............................     1,066,888
      40,400   Knight-Ridder, Inc. ..............................     2,148,775
     100,000   Lockheed Martin Corp. ............................     2,481,250
   2,852,000   Mandarin Oriental International, Ltd. ............     1,896,580
      50,000   Masco Corp. ......................................       903,125
     200,000   Mattel, Inc. .....................................     2,637,500
      39,900   McLeodUSA, Inc. ..................................       825,431
       5,400   Netease.com, Inc. ................................        65,475
      59,000   NIKE, Inc., Class B ..............................     2,348,937
      16,000   NTL, Inc. ........................................       958,000
     134,625   Old Republic International Co. ...................     2,221,312
      11,700   Oracle Corp. (c) .................................       983,531
      93,000   Philip Morris Companies, Inc. ....................     2,470,312
       3,200   PMC-Sierra, Inc. (c) .............................       568,600
      26,200   Sprint Corp. (PCS Group) (c) .....................     1,558,900
      90,000   Stanley Works ....................................     2,137,500
      13,000   Texas Instruments, Inc. ..........................       892,938
      11,900   Time Warner Telecom, Inc. ........................       766,063
      16,700   VersaTel Telecom International NV ................       720,188
       4,600   VoiceStream Wireless Corp. .......................       534,966
      95,000   Washington Mutual, Inc. ..........................     2,743,125
                                                                   ------------
                                                                     69,160,422
                                                                   ------------
               Total Common Stock
                 (Identified Cost $259,750,564) .................   262,273,718
                                                                   ------------

Preferred Stock -- 1.2%
--------------------------------------------------------------------------------

               Argentina -- 0.7%
     170,000   Quilmes Industrial SA (ADR) ......................     1,891,250
                                                                   ------------
               Germany -- 0.5%
       2,580   Marschollek
                 Lautenschlaeger und
                 Partner AG .....................................     1,276,146
                                                                   ------------
               Total Preferred Stock
                 (Identified Cost $3,062,960) ...................     3,167,396
                                                                   ------------


Short Term Investments -- 3.3%

Principal
Amount         Description                                            Value (a)
--------------------------------------------------------------------------------
$  1,439,000   Repurchase Agreement with State Street
                 Bank and Trust Co. dated 6/30/2000
                 at 6.25% to be repurchased at
                 $1,439,749 on 7/03/2000,
                 collaterized by $1,290,000
                 U.S. Treasury Bond 7.125% due
                 2/15/2023 with a value of
                 $1,468,988 .....................................  $  1,439,000
   3,885,000   Repurchase Agreement with State Street
                 Bank and Trust Co. dated 6/30/2000
                 at 6.25% to be repurchased at
                 $3,887,023 on 7/03/2000,
                 collaterized by $3,480,000
                 U.S. Treasury Bond 7.125% due
                 2/15/2023 with a value of
                 $3,962,850 .....................................     3,885,000
   3,873,000   Repurchase Agreement with State Street
                 Bank and Trust Co. dated 6/30/2000
                 at 5.25% to be repurchased at
                 $3,874,694 on 7/03/2000,
                 collaterized by $3,470,000
                 U.S. Treasury Bond 7.125% due
                 2/15/2023 with a value of
                 $3,951,463 .....................................     3,873,000
                                                                   ------------
               Total Short Term Investments
                 (Identified Cost $9,197,000) ...................     9,197,000
                                                                   ------------
               Total Investments -- 98.9%
                 (Identified Cost $272,010,524) (b) .............   274,638,114
                 Other assets less liabilities ..................     3,137,107
                                                                   ------------
               Total Net Assets -- 100% .........................  $277,775,221
                                                                   ============


10              See accompanying notes to financial statements.

================================================================================

Investments as of June 30, 2000
(unaudited)

Forward Currency Contracts Outstanding
--------------------------------------------------------------------------------

                                                Local         Aggregate                       Unrealized
                              Delivery        Currency          Face             Total       Appreciation/
                                Date           Amount           Value            Value       (Depreciation)
                             ----------     ------------     -----------     -------------   --------------
British Pounds (sold)        10/10/2000     $  6,000,000     $ 9,486,600     $ (9,096,061)     $ 390,539
Hong Kong Dollar (bought)     5/7/2001        20,800,000      (2,668,206)       2,669,793          1,587
Hong Kong Dollar (sold)       5/7/2001           800,000         102,199         (102,684)          (485)
Hong Kong Dollar (sold)       5/7/2001         1,400,000         178,877         (179,698)          (821)
Hong Kong Dollar (sold)       5/7/2001           600,000          76,692          (77,013)          (321)
Hong Kong Dollar (sold)       5/7/2001         1,000,000         128,212         (128,355)          (143)
Hong Kong Dollar (bought)     5/7/2001         1,200,000        (150,659)         154,026          3,367
Hong Kong Dollar (bought)     5/7/2001           500,000         (62,814)          64,178          1,364
Hong Kong Dollar (sold)       5/7/2001         1,600,000         201,081         (205,369)        (4,288)
Hong Kong Dollar (sold)       5/7/2001         1,600,000         200,716         (205,369)        (4,653)
Hong Kong Dollar (sold)       5/7/2001           400,000          50,180          (51,342)        (1,162)
Hong Kong Dollar (sold)       5/7/2001         1,000,000         125,448         (128,355)        (2,907)
Hong Kong Dollar (sold)       5/7/2001           900,000         112,880         (115,520)        (2,640)
Hong Kong Dollar (sold)       5/7/2001           100,000          12,554          (12,835)          (281)
Hong Kong Dollar (sold)       5/7/2001           800,000         100,527         (102,684)        (2,157)
Hong Kong Dollar (sold)       5/7/2001           800,000         100,597         (102,684)        (2,087)
Hong Kong Dollar (sold)       5/7/2001           300,000          37,819          (38,507)          (688)
Hong Kong Dollar (sold)       5/7/2001           150,000          18,890          (19,253)          (363)
Hong Kong Dollar (sold)       5/7/2001           150,000          18,889          (19,253)          (364)
Hong Kong Dollar (sold)       5/7/2001           400,000          50,434          (51,342)          (908)
Hong Kong Dollar (sold)       5/7/2001           200,000          25,326          (25,671)          (345)
Hong Kong Dollar (sold)       5/7/2001         1,000,000         126,831         (128,355)        (1,524)
Hong Kong Dollar (sold)       5/7/2001         1,600,000         202,899         (205,369)        (2,470)
Hong Kong Dollar (sold)       5/7/2001         1,700,000         215,611         (218,204)        (2,593)
Hong Kong Dollar (sold)       5/7/2001           300,000          38,051          (38,506)          (455)
Hong Kong Dollar (sold)       5/7/2001         1,700,000         216,345         (218,204)        (1,859)
Hong Kong Dollar (sold)       5/7/2001         4,000,000         509,554         (513,422)        (3,868)
Hong Kong Dollar (bought)     5/7/2001        14,500,000      (1,860,716)       1,861,148            432
Hong Kong Dollar (sold)       5/7/2001         2,000,000         256,575         (256,710)          (135)
Hong Kong Dollar (sold)       5/7/2001         6,000,000         769,346         (770,130)          (784)
Hong Kong Dollar (sold)       5/7/2001         1,000,000         127,071         (128,355)        (1,284)
Hong Kong Dollar (sold)       5/7/2001           800,000         101,611         (102,684)        (1,073)
Hong Kong Dollar (sold)       5/7/2001         1,400,000         177,895         (179,697)        (1,802)
Hong Kong Dollar (sold)       5/7/2001         1,300,000         165,241         (166,862)        (1,621)
Hong Kong Dollar (sold)       5/7/2001         2,000,000         254,761         (256,710)        (1,949)
Japanese Yen (bought)         9/14/2000       20,000,000        (190,458)         191,069            611
Japanese Yen (sold)           9/14/2000       20,000,000         190,422         (191,069)          (647)
Japanese Yen (sold)           9/18/2000      152,280,000       1,487,981       (1,455,844)        32,137
                                                             -----------     ------------      ---------
                                                             $10,935,262     $(10,551,902)     $ 383,360
                                                             ===========     ============      =========


                See accompanying notes to financial statements.               11

================================================================================

Investments as of June 30, 2000
(unaudited)


--------------------------------------------------------------------------------

    (a)   See Note 1a of Notes to Financial Statements.

    (b) Federal Tax Information: at June 30, 2000 the net unrealized appreciation on investments based on cost of $272,010,524 for federal income tax purposes was as follows:

          Aggregate gross unrealized appreciation for all
            investments in which there is an excess of value
            over tax cost ......................................   $ 30,324,821

          Aggregate gross unrealized depreciation for all
            investments in which there is an excess of tax
            cost over value ....................................    (27,697,231)
                                                                   ------------
          Net unrealized appreciation ..........................   $  2,627,590
                                                                   =============

    (c)   Non-income producing security.

   144A Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At period end, the value of these securities amounted to $3,577,049 or 1.3% of net assets.

ADR/GDR   An American Depositary Receipt (ADR) or Global
          Depositary Receipt (GDR) is a certificate issued by a Custodian Bank representing the right to receive securities of the foreign issuer described. The values of ADRs and GDRs are significantly influenced by trading on exchanges not located in the United States.

Ten Largest Industry Holdings at June 30, 2000 (unaudited)

Telecommunication             8.5%           Diversified Conglomerates     3.3%
Banks & Thrifts               7.2%           Machinery                     3.1%
Telecommunication Equipment   6.9%           Electronics                   2.5%
Consumer Goods & Services     5.2%           Petroleum Services            2.5%
Food & Beverages              3.6%           Financial Services            2.5%


12               See accompanying notes to financial statements.

                       STATEMENT OF ASSETS & LIABILITIES

================================================================================

June 30, 2000
(unaudited)

ASSETS
  Investments at value (Identified cost $272,010,524) ..................                      $ 274,638,114
  Cash .................................................................                            388,739
  Foreign cash at value (Identified cost $1,097,746) ...................                          1,094,109
  Receivable for:
    Fund shares sold ...................................................                          1,386,953
    Securities sold ....................................................                          5,709,871
    Open forward currency contracts - net ..............................                            383,360
    Dividends and interest .............................................                            386,506
    Tax reclaims .......................................................                            172,887
  Unamortized organization expense .....................................                              7,027
                                                                                              -------------
                                                                                                284,167,566
LIABILITIES
  Payable for:
    Securities purchased ...............................................   $   5,602,083
    Fund shares redeemed ...............................................         372,733
    Foreign withholding taxes ..........................................          40,479
  Accrued expenses:
    Management fees ....................................................          23,544
    Deferred trustees' fees ............................................          24,742
    Accounting and administrative ......................................          16,500
    Transfer agent .....................................................         172,361
    Other ..............................................................         139,903
                                                                           -------------
                                                                                                  6,392,345
                                                                                              -------------
NET ASSETS .............................................................                      $ 277,775,221
                                                                                              =============
  Net Assets consist of:
    Paid in capital ....................................................                      $ 212,996,004
    Undistributed (over distributed) net investment income (loss) ......                           (695,510)
    Accumulated net realized gain (loss) ...............................                         62,461,670
    Unrealized appreciation (depreciation) on investments,
      forward currency contracts and foreign currency transactions - net                          3,013,057
                                                                                              -------------
NET ASSETS .............................................................                      $ 277,775,221
                                                                                              =============
  Computation of net asset value and offering price:
  Net asset value and redemption price of Class A shares
    ($117,664,053/6,321,368 shares of beneficial interest) .............                      $       18.61
                                                                                              =============
  Offering price per share (100/94.25 of $18.61) .......................                      $       19.75*
                                                                                              =============
  Net asset value and offering price of Class B shares
    ($131,921,120/7,349,246 shares of beneficial interest) .............                      $       17.95**
                                                                                              =============
  Net asset value and offering price of Class C shares
    ($28,190,048/1,569,299 shares of beneficial interest) ..............                      $       17.96**
                                                                                              =============

 *   Based upon single purchases of less than $50,000.

     Reduced sales charges apply for purchases in excess of this amount.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charges.


                See accompanying notes to financial statements.               13

                            STATEMENT OF OPERATIONS

================================================================================

Six Months Ended June 30, 2000
(unaudited)

INVESTMENT INCOME
  Dividends (net of foreign taxes of $261,663) .........................                    $   2,645,681
  Interest .............................................................                          408,894
  Securities lending income ............................................                           97,083
                                                                                            -------------
                                                                                                3,151,658
  Expenses
    Management fees ....................................................   $   1,524,326
    Service fees - Class A .............................................         155,491
    Service and distribution fees - Class B ............................         686,687
    Service and distribution fees - Class C ............................         143,089
    Trustees' fees and expenses ........................................           9,464
    Accounting and administrative ......................................          54,109
    Custodian and securities lending ...................................         340,008
    Transfer agent .....................................................         533,515
    Audit and tax services .............................................          24,821
    Legal ..............................................................          17,239
    Printing ...........................................................          70,760
    Registration .......................................................          20,475
    Amortization of organization expenses ..............................           6,496
    Miscellaneous ......................................................          12,420
                                                                           -------------
  Total expenses .......................................................                        3,598,900
                                                                                            -------------
  Net investment income (loss) .........................................                         (447,242)
                                                                                            -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

  Realized gain (loss) on:
    Investments - net ..................................................      49,510,498
      Forward currency contracts and foreign currency transactions - net         644,782
                                                                           -------------
      Net realized gain (loss) on investments, forward currency
        contracts and foreign currency transactions ....................      50,155,280
                                                                           -------------
  Unrealized appreciation (depreciation) on:
    Investments - net ..................................................     (68,513,137)
      Forward currency contracts and foreign currency transactions - net         193,299
                                                                           -------------
      Net unrealized appreciation (depreciation) on investments,
        forward currency contracts and foreign currency transactions ...     (68,319,838)
                                                                           -------------
  Net gain (loss) on investment transactions, forward currency
    contracts and foreign currency transactions ........................                      (18,164,558)
                                                                                            -------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS ..................                    $ (18,611,800)
                                                                                            =============


14              See accompanying notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS

================================================================================

(unaudited)

                                                                       Year Ended       Six Months Ended
                                                                       December 31,         June 30,
                                                                          1999                2000
                                                                      -------------       -------------
FROM OPERATIONS
  Net investment income (loss) .................................      $  (2,118,569)      $    (447,242)
  Net realized gain (loss) on investments, forward currency
    contracts and foreign currency transactions ................         45,115,560          50,155,280
  Unrealized appreciation (depreciation) on investments,
    forward currency contracts and foreign currency transactions         40,444,136         (68,319,838)
                                                                      -------------       -------------
  Increase (decrease) in net assets from operations ............         83,441,127         (18,611,800)
                                                                      -------------       -------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net realized gain on investments
    Class A ....................................................        (12,083,293)                  0
    Class B ....................................................        (13,730,866)                  0
    Class C ....................................................         (2,796,280)                  0
                                                                      -------------       -------------
                                                                        (28,610,439)                  0
                                                                      -------------       -------------
INCREASE (DECREASE) IN NET ASSETS
  DERIVED FROM CAPITAL SHARE TRANSACTIONS ......................         (4,457,284)            (69,303)
                                                                      -------------       -------------
    Total increase (decrease) in net assets ....................         50,373,404         (18,681,103)

NET ASSETS
  Beginning of the period ......................................        246,082,920         296,456,324
                                                                      -------------       -------------
  End of the period ............................................      $ 296,456,324       $ 277,775,221
                                                                      =============       =============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME (LOSS)
  End of the period ............................................      $    (248,268)      $    (695,510)
                                                                      =============       =============


                 See accompanying notes to financial statements.              15

                              FINANCIAL HIGHLIGHTS

================================================================================

For a share outstanding throughout each period
(unaudited)

                                                                                       Class A
                                                        --------------------------------------------------------------------
                                                                                                                  Six Months
                                                                       Year Ended December 31,                      Ended
                                                        ----------------------------------------------------       June 30,
                                                         1996            1997          1998           1999           2000
                                                        --------       --------       --------      --------       --------
Net Asset Value, Beginning of Period (a) ............   $  12.50       $  14.40       $  15.46      $  16.08       $  19.90
                                                        --------       --------       --------      --------       --------
Income (Loss) From Investment Operations
Net Investment Income (Loss) ........................      (0.03)(b)      (0.02)(b)       0.01(b)      (0.07)(b)       0.01
Net Realized and Unrealized Gain (Loss) on
  Investments .......................................       2.11           1.88           0.61          5.98          (1.30)
                                                        --------       --------       --------      --------       --------
Total From Investment Operations ....................       2.08           1.86           0.62          5.91          (1.29)
                                                        --------       --------       --------      --------       --------
Less Distributions
Distributions From Net Realized Capital Gains .......      (0.18)         (0.76)          0.00         (2.09)          0.00
Distributions From Paid-in Capital ..................       0.00          (0.04)          0.00          0.00           0.00
                                                        --------       --------       --------      --------       --------
Total Distributions .................................      (0.18)         (0.80)          0.00         (2.09)          0.00
                                                        --------       --------       --------      --------       --------
Net Asset Value, End of Period ......................   $  14.40       $  15.46       $  16.08      $  19.90       $  18.61
                                                        ========       ========       ========      ========       ========
Total Return (%)(c) .................................       16.7           12.7            4.0          37.6           (6.5)
Ratio of Operating Expenses to Average Net Assets (%)       2.58           2.07           2.09          2.06           2.05(d)
Ratio of Net Investment Income (Loss)
  to Average Net Assets (%) .........................      (0.21)         (0.12)          0.03         (0.42)          0.12(d)
Portfolio Turnover Rate (%) .........................         57             80             84            91             96
Net Assets, End of Period (000) .....................   $ 68,509       $118,381       $106,763      $126,415       $117,664


                                                                                       Class B
                                                        --------------------------------------------------------------------
                                                                                                                  Six Months
                                                                       Year Ended December 31,                      Ended
                                                        ----------------------------------------------------       June 30,
                                                         1996            1997          1998           1999           2000
                                                        --------       --------       --------      --------       --------
Net Asset Value, Beginning of Period (a) ............   $  12.50       $  14.30       $  15.23      $  15.73       $  19.26
                                                        --------       --------       --------      --------       --------
Income (Loss) From Investment Operations

Net Investment Income ...............................      (0.12)(b)      (0.14)(b)      (0.11)(b)     (0.20)(b)      (0.06)
Net Realized and Unrealized Gain (Loss) on
  Investments .......................................       2.10           1.87           0.61          5.82          (1.25)
                                                        --------       --------       --------      --------       --------
Total From Investment Operations ....................       1.98           1.73           0.50          5.62          (1.31)
                                                        --------       --------       --------      --------       --------
Less Distributions
Distributions From Net Realized Capital Gains .......      (0.18)         (0.76)          0.00         (2.09)          0.00
Distributions From Paid-in Capital ..................       0.00          (0.04)          0.00          0.00           0.00
                                                        --------       --------       --------      --------       --------
Total Distributions .................................      (0.18)         (0.80)          0.00         (2.09)          0.00
                                                        --------       --------       --------      --------       --------
Net Asset Value, End of Period ......................   $  14.30       $  15.23       $  15.73      $  19.26       $  17.95
                                                        ========       ========       ========      ========       ========
Total Return (%)(c) .................................       15.9           11.9            3.3          36.6           (6.8)
Ratio of Operating Expenses to Average Net Assets (%)       3.33           2.82           2.84          2.81           2.80(d)
Ratio of Net Investment Income (Loss) to
  Average Net Assets (%) ............................      (0.96)         (0.87)         (0.72)        (1.17)         (0.63)(d)
Portfolio Turnover Rate (%) .........................         57             80             84            91             96
Net Assets, End of Period (000) .....................   $ 65,367       $123,467       $116,305      $141,338       $131,921

(a)  Fund commenced operations December 29, 1995.

(b) Per share net investment income (loss) has been calculated using the average shares outstanding during the period.

(c) A sales charge for Class A shares and a contingent deferred sales charge for Class B shares is not reflected in total return calculations.

(d)  Computed on an annualized basis.


16              See accompanying notes to financial statements.

                              FINANCIAL HIGHLIGHTS

================================================================================

For a share outstanding throughout each period
(unaudited)

                                                                                       Class C
                                                        --------------------------------------------------------------------
                                                                                                                  Six Months
                                                                       Year Ended December 31,                      Ended
                                                        ----------------------------------------------------       June 30,
                                                         1996            1997          1998           1999           2000
                                                        --------       --------       --------      --------       --------
Net Asset Value, Beginning of Period (a) ............   $  12.50       $  14.31       $  15.24      $  15.75       $  19.27
                                                        --------       --------       --------      --------       --------
Income (Loss) From Investment Operations
Net Investment Income (Loss) ........................      (0.12)(b)      (0.13)(b)      (0.11)(b)     (0.21)(b)      (0.06)
Net Realized and Unrealized Gain (Loss) on
  Investments .......................................       2.11           1.86           0.62          5.82          (1.25)
                                                        --------       --------       --------      --------       --------
Total From Investment Operations ....................       1.99           1.73           0.51          5.61          (1.31)
                                                        --------       --------       --------      --------       --------
Less Distributions
Distributions From Net Realized Capital Gains .......      (0.18)         (0.76)          0.00         (2.09)          0.00
Distributions From Paid-in Capital ..................       0.00          (0.04)          0.00          0.00           0.00
                                                        --------       --------       --------      --------       --------
Total Distributions .................................      (0.18)         (0.80)          0.00         (2.09)          0.00
                                                        --------       --------       --------      --------       --------
Net Asset Value, End of Period ......................   $  14.31       $  15.24       $  15.75      $  19.27       $  17.96
                                                        ========       ========       ========      ========       ========
Total Return (%) (c) ................................       15.9           11.8            3.3          36.5           (6.8)
Ratio of Operating Expenses to Average Net Assets (%)       3.33           2.82           2.84          2.81           2.80(d)
Ratio of Net Investment Income (Loss) to
  Average Net Assets (%) ............................      (0.96)         (0.87)         (0.72)        (1.17)         (0.63)(d)
Portfolio Turnover Rate (%) .........................         57             80             84            91             96
Net Assets, End of Period (000) .....................   $ 17,980       $ 26,137       $ 23,016      $ 28,703       $ 28,190

(a)  Fund commenced operations on December 29, 1995.

(b) Per share net investment income (loss) has been calculated using the average shares outstanding during the period.

(c) A contingent deferred sales charge is not reflected in total return calculations.

(d)  Computed on an annualized basis.


                See accompanying notes to financial statements.               17

                         NOTES TO FINANCIAL STATEMENTS

================================================================================

For the Six Months Ended June 30, 2000
(unaudited)


1. Significant Accounting Policies. The Fund is a series of Nvest Funds Trust I, (the "Trust"), a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), as an open-end management investment company. The Fund seeks long-term growth of capital. The Declaration of Trust permits the Trustees to issue an unlimited number of shares of the Trust in multiple series (each such series is a "Fund").

The Fund offers Class A, Class B, and Class C shares. Class A shares are sold with a maximum front end sales charge of 5.75%. Class B shares do not pay a front end sales charge, but pay a higher ongoing distribution fee than Class A shares for eight years (at which point they automatically convert to Class A shares), and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase (or five years if purchased before May 1, 1997). Class C shares do not pay front end sales charges and do not convert to any other class of shares, but they do pay a higher ongoing distribution fee than Class A shares and are subject to a contingent deferred sales charge if those shares are redeemed within one year. Expenses of the Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees applicable to such class), and votes as a class only with respect to its own Rule 12b-1 plan. Shares of each class would receive their pro-rata share of the net assets of the Fund, if the Fund were liquidated. In addition, the Trustees approve separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States for investment companies. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Security Valuation. Equity securities are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees, which provides the last reported sale price for securities listed on an applicable securities exchange or on the NASDAQ national market system, or, if no sale was reported and in the case of over-the-counter securities not so listed, the last reported bid price, except for certain British equities which are valued at the mean between the last bid and last ask prices on the London Stock Exchange. Short-term obligations with a remaining maturity of less than sixty days are stated at amortized cost, which approximates market value. All other securities and assets are valued at their fair value as determined in good faith by the Fund's adviser and the relevant subadviser under the supervision of the Fund's Trustees.

b. Security Transactions and Related Investment Income. Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date except certain dividends from foreign securities where ex-dividend date may have passed are booked as soon as the fund is informed of the dividend, and interest income is recorded on the accrual basis. Interest income is increased by the accretion of original issue discount and/or market discount. Investment income is recorded net of foreign taxes withheld where recovery of some taxes is avaiable. In determining net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

================================================================================

For the Six Months Ended June 30, 2000
(unaudited)


c. Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Reported net realized foreign exchange gains or losses arise from: sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities resulting from changes in the exchange rate.

d. Forward Foreign Currency Contracts. The Fund may use foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund's currency exposure. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the Fund's investments against currency fluctuation. Also, a contract to buy or sell can offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. The U.S. dollar value of the currencies the Fund has committed to buy or sell (if any) is shown in the portfolio composition under the caption "Forward Currency Contracts Outstanding." These amounts represent the aggregate exposure to each currency the Fund has acquired or hedged through currency contracts outstanding at period end.

All contracts are "marked-to-market" daily at the applicable translation rates and any gains or losses are recorded for financial statement purposes as unrealized until settlement date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

e. Federal and Foreign Income Taxes. The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders all of its income and any net realized capital gains, at least annually. Accordingly, no provision for federal income tax has been made. The Fund may be subject to foreign taxes on income and gains on investments which are accrued based upon the Funds understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign governments may also impose taxes or other payments on investments with respect to foreign securities. The Fund accrues such taxes as applicable.

f. Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences are

================================================================================

For the Six Months Ended June 30, 2000
(unaudited)


primarily due to differing treatments for organization costs, net operating losses, Passive Foreign investment Companies ("PFIC") and foreign currency transactions for book and tax purposes. Permanent book and tax basis differences will result in reclassification to capital accounts.

g. Repurchase Agreements. The Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is the Fund's policy that the market value of the collateral be at least equal to 100% of the repurchase price. Each subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the portfolio's ability to dispose of the underlying securities.

h. Organization Expense. Costs incurred in connection with the Fund's organization and initial registration, amounting to approximately $64,900 in the aggregate, were paid by the Fund and are being amortized by the Fund over 60 months.

2. Purchases and Sales of Securities. For the six months ended June 30, 2000 purchase and sales of securities (excluding short-term investments) were $264,788,257 and $261,328,502 respectively.

3a. Management Fees and Other Transactions with Affiliates. The Fund pays gross management fees to its investment adviser, Nvest Funds Management, L.P. ("Nvest Management") at the annual rate of 1.05% of the Fund's average daily net assets reduced by the amount of any subadvisers fees paid by the Fund to its subadvisers as follows: Harris Associates, L.P. and Loomis, Sayles & Company, L.P. at the annual rate of 0.65% of the first $50 million of the average daily net assets of the segment of the Fund which that subadviser manages, 0.60% of the next $50 million of such assets and 0.55% of such assets in excess of $100 million and Montgomery Asset Management, L.P. at the annual rate of 0.85% of the first $25 million of the average daily net assets of the segment of the Fund that Montgomery Asset Management, L.P. manages, 0.65% of the next $25 million of such assets and 0.55% of such assets in excess of $50 million. Certain officers and directors of Nvest Management are also officers or Trustees of the Fund. Nvest Management, Loomis, Sayles & Company, L.P., and Harris Associates, L.P. are wholly owned subsidiaries of Nvest Companies, L.P. ("Nvest"), which is a subsidiary of Metropolitan Life Insurance Company (Note 8). Fees earned by Nvest Management and the subadvisers under the management and subadvisory agreements in effect during the six months ended June 30, 2000, are as follows:

          Fees Earned
          -----------
          Nvest Management                         $   586,821
          Harris Associates, L.P.                      357,054
          Loomis, Sayles & Company, L.P.               223,754
          Montgomery Asset Management, L.P.            240,864
          Janus                                        115,833
                                                   -----------
                                                   $ 1,524,326
                                                   ===========

The effective annualized management fee for the six months ended June 30, 2000 was 1.05%.

================================================================================

For the Six Months Ended June 30, 2000
(unaudited)


b. Accounting and Administrative Expense. Nvest Services Company, Inc. ("NSC") is a wholly owned subsidiary of Nvest and performs certain accounting and administrative services for the Fund. The Fund pays NSC a group fee for these services equal to the annual rate of 0.035% of the first $5 billion of Nvest Funds' average daily net assets, 0.0325% of the next $5 billion of the Nvest Funds' average daily net assets, and 0.03% of the Nvest Funds' average daily net assets in excess of $10 billion. For the six months ended June 30, 2000, these expenses amounted to $54,109 and are shown separately in the financial statements as accounting and administrative. The effective annualized accounting and administrative expense for the six months ended June 30, 2000 was 0.034%.

c. Transfer Agent Fees. NSC is the transfer and shareholder servicing agent for the Fund and Boston Financial Data Services ("BFDS") serves as the sub-transfer agent for the Fund. NSC receives account fees for all classes shareholder accounts. NSC and BFDS are also reimbursed for out-of-pocket expenses. For the six months ended June 30, 2000, the Fund paid NSC $369,949 as compensation for its services as transfer agent.

d. Service and Distribution Fees. Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Service Plan relating to the Fund's Class A shares (the "Class A Plan") and Service and Distribution Plans relating to the Fund's Class B and Class C shares (the "Class B and Class C Plans").

Under the Class A Plan, the Fund pays Nvest Funds Distributor, L.P. ("Nvest Funds"), the Fund's distributor (a wholly owned subsidiary of Nvest) a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class A shares, as reimbursement for expenses (including certain payments to securities dealers, who may be affiliated with Nvest Funds) incurred by the Nvest Funds in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts. For the six months ended June 30, 2000, the Fund paid Nvest Funds $155,491 in fees under the Class A Plan.

Under the Class B and Class C Plans, the Fund pays Nvest Funds monthly service fees at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with Nvest Funds) incurred by Nvest Funds in providing personal services to investors in Class B and Class C shares and/or the maintenance of shareholder accounts. For the six months ended June 30, 2000 the Fund paid Nvest Funds $171,672 and $35,772 in service fees under the Class B and Class C Plans, respectively.

Also under the Class B and Class C Plans, the Fund pays Nvest Funds monthly distribution fees at the annual rate of 0.75% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with Nvest Funds) incurred by Nvest Funds in connection with the marketing or sale of Class B and Class C shares. For the six months ended June 30, 2000, the Fund paid Nvest Funds $515,015 and $107,317 in distribution fees under the Class B and Class C plans, respectively.

Commissions (including contingent deferred sales charges) on Fund shares paid to Nvest Funds by investors in shares of the Fund during the six months ended June 30, 2000 amounted to $362,000.

================================================================================

For the Six Months Ended June 30, 2000
(unaudited)


e. Trustees Fees and Expenses. The Fund does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of Nvest Management, Nvest Funds, Nvest, NSC or their affiliates. Each other Trustee receives a retainer fee at the annual rate of $40,000 and meeting attendance fees of $3,500 for each meeting of the Board of Trustees attended. Each committee member receives an additional retainer fee at the annual rate of $6,000 while each committee chairman receives a retainer fee (beyond the $6,000 fee) at the annual rate of $4,000. These fees are allocated to the various Nvest Funds based on a formula that takes into account, among other factors, the relative net assets of each fund.

A deferred compensation plan is available to the Trustees on a voluntary basis. Each participating Trustee will receive an amount equal to the value that such deferred compensation would have been, had it been invested in the Fund or certain other Nvest Funds on the normal payment date. Deferred amounts remain in the Funds until distributed in accordance with the Plan.

4. Capital Shares. At June 30,2000 there was an unlimited number of shares of beneficial interest authorized, divided into three classes, Class A, Class B and Class C. Transactions in capital shares were as follows

                                                                         Year Ended                    Six Months Ended
                                                                      December 31,1999                   June 30, 2000
                                                               ------------------------------    ------------------------------
Class A                                                            Shares          Amount           Shares           Amount
-------                                                        -------------    -------------    -------------    -------------
Shares sold ................................................      17,418,778    $ 308,405,361        7,004,428    $ 132,249,746
Shares issued in connection with the reinvestment of:
  Distributions from net realized gain .....................         625,286       11,630,312                0                0
                                                               -------------    -------------    -------------    -------------
                                                                  18,044,064      320,035,673        7,004,428      132,249,746
Shares repurchased .........................................     (18,330,936)    (325,330,531)      (7,034,944)    (133,990,321)
                                                               -------------    -------------    -------------    -------------
Net increase (decrease) ....................................        (286,872)   $  (5,294,858)         (30,516)   $  (1,740,575)
                                                               -------------    -------------    -------------    -------------

                                                                         Year Ended                    Six Months Ended
                                                                      December 31,1999                   June 30, 2000
                                                               ------------------------------    ------------------------------
Class B                                                            Shares          Amount           Shares           Amount
-------                                                        -------------    -------------    -------------    -------------
Shares sold ................................................         938,431    $  16,521,040          672,920    $  12,676,068
Shares issued in connection with the reinvestment of:
  Distributions from net realized gain .....................         706,524       12,724,497                0                0
                                                               -------------    -------------    -------------    -------------
                                                                   1,644,955       29,245,537          672,920       12,676,068
Shares repurchased .........................................      (1,700,021)     (29,067,473)        (661,646)     (12,466,913)
                                                               -------------    -------------    -------------    -------------
Net increase (decrease) ....................................         (55,066)   $     178,064           11,274    $     209,155
                                                               -------------    -------------    -------------    -------------

                                                                         Year Ended                    Six Months Ended
                                                                      December 31,1999                   June 30, 2000
                                                               ------------------------------    ------------------------------
Class C                                                            Shares          Amount           Shares           Amount
-------                                                        -------------    -------------    -------------    -------------
Shares sold ................................................       1,341,499    $  23,365,742          426,569    $   8,011,741
Shares issued in connection with the reinvestment of:
  Distributions from net realized gain .....................         150,031        2,703,557                0                0
                                                               -------------    -------------    -------------    -------------
                                                                   1,491,530       26,069,299          426,569        8,011,741
Shares repurchased .........................................      (1,463,990)     (25,409,789)        (346,464)      (6,549,624)
                                                               -------------    -------------    -------------    -------------
Net increase (decrease) ....................................          27,540    $     659,510           80,105    $   1,462,117
                                                               -------------    -------------    -------------    -------------
Increase (decrease) derived from capital shares transactions        (314,398)   $  (4,457,284)          60,863    $     (69,303)
                                                               =============    =============    =============    =============

================================================================================

For the Six Months Ended June 30, 2000
(unaudited)


5. Line of Credit. The Fund along with the other portfolios that comprise the Nvest Funds (the "Funds") participate in a $100,000,000 committed line of credit provided by Citibank, N.A. under a credit agreement (the "Agreement") dated March 3, 2000. Advances under the Agreement are taken primarily for temporary or emergency purposes. Borrowings under the Agreement bear interest at a rate tied to one of several short-term rates that may be selected from time to time. In addition, the Funds are charged a facility fee equal to 0.08% per annum on the unused portion of the line of credit. The annual cost of maintaining the line of credit and the facility fee is apportioned pro rata among the participating Funds. There were no borrowings as of or during the six months ended June 30, 2000.

6. Security Lending. The Fund has entered into an agreement with a third party to lend its securities. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. The Fund receives fees for lending its securities. At June 30, 2000, no securities were on loan.

7. Concentration of Risk. The Fund had the following geographic concentration in excess of 10% of its total net assets at June 30, 2000: Japan 10.4%, United Kingdom 13.2% and United States 28.2%. The Fund pursues its objectives by investing in foreign securities. There are certain risks involved in investing in foreign securities which are in addition to the usual risks inherent in domestic investments. These risks include those resulting from future adverse political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions.

8. Subsequent Event. Nvest, L.P., and its affiliated operating partnership, Nvest Companies, L.P., have entered into an agreement for CDC Asset Management to acquire all of their outstanding partnership units. CDC Asset Management is the investment management arm of France's Caisse des Depots et Consignations, which is a major diversified financial institution. Nvest will be renamed CDC Asset Management-North America and it will continue to use the holding company structure. Nvest affiliates will retain their investment independence, brand names, management and operating autonomy. The transaction will not affect daily operations of the Nvest Funds or the investment management activities of the Funds' investment advisers or subadvisers.

Consummation of the transaction with CDC is subject to a number of contingencies, including regulatory approvals and approval of the unitholders of Nvest, L.P. and Nvest Companies L.P. Under the rules for mutual funds the transaction may result in a change of control for the Nvest affiliates. Consequently, it is anticipated that the Nvest affiliates will seek approval of new agreements from the Board of Trustees and shareholders prior to the consummation of the transaction. The transaction is expected to close in the fourth quarter of 2000.

ADDITIONAL INFORMATION

Shareholder Meeting. At a special shareholders' meeting held on April 14, 2000, shareholders of the Fund voted for the following proposal:

1. Subadvisory agreement relating to the Fund between Nvest Funds Management, L.P. and Loomis, Sayles & Company, L.P.

       Voted For         Voted Against      Abstained Votes      Total Votes
     -------------       -------------      ---------------     -------------
     8,923,936.724         97,006.886         310,175.694       9,331,119.304

================================================================================

                           NVEST STAR SMALL CAP FUND
                              NVEST STAR VALUE FUND
                            NVEST STAR ADVISERS FUND
        Supplement dated August 21, 2000 to Nvest Star Funds Prospectuses
             Classes A, B and C and Class Y each dated May 1, 2000


Nvest Star Small Cap Fund

Clyde S. McGregor, C.F.A., has become co-portfolio manager of the Harris Associates segment of Nvest Star Small Cap Fund, joining James P. Benson, who has managed the segment since November 1999. Mr. McGregor, who has replaced Steven J. Reid, joined Harris Associates as an analyst in 1981 and began managing portfolios in 1986. He holds an M.B.A. in Finance from the University of Wisconsin-Madison (1977) and a B.A. in Economics and Religion from Oberlin College (1974).

The investment approach of the Harris Associates segment of the Fund remains the same.

Nvest Star Value Fund

Effective August 1, 2000, Margaret Buescher is the sole portfolio manager for the segment of the Fund managed by Vaughan, Nelson, Scarborough & McCullough.

Nvest Star Advisers Fund

Effective August 1, 2000, Joseph Gatz remains the lead portfolio manager and Daniel Thelen remains a co-portfolio manager for the segment of the Fund managed by Loomis Sayles.

                                  NVEST FUNDS

================================================================================


     LARGE-CAP EQUITY FUNDS                  GLOBAL/INTERNATIONAL EQUITY
      Capital Growth Fund                       Star Worldwide Fund
      Kobrick Growth Fund                    International Equity Fund
         Growth Fund
    Growth and Income Fund                    CORPORATE INCOME FUNDS
        Balanced Fund                    Short Term Corporate Income Fund
       Star Value Fund                           Bond Income Fund
                                                 High Income Fund
      ALL-CAP EQUITY FUNDS                     Strategic Income Fund
       Star Advisers Fund
      Kobrick Capital Fund                    GOVERNMENT INCOME FUNDS
         Bullseye Fund                   Limited Term U.S. Government Fund
       Equity Income Fund                    Government Securities Fund

     SMALL-CAP EQUITY FUNDS                     MONEY MARKET FUNDS*
      Star Small Cap Fund                      Cash Management Trust
  Kobrick Emerging Growth Fund             Tax Exempt Money Market Trust

                                     *Investments in money market funds are not
                                      insured or guaranteed by the FDIC or any
                                                government agency.

                              TAX-FREE INCOME FUNDS
                              Municipal Income Fund
                           Intermediate Term Tax Free
                               Fund of California
                       Massachusetts Tax Free Income Fund

To learn more, and for a free prospectus, contact your financial representative.

                    Visit our Web site at www.nvestfunds.com
                         Nvest Funds Distributor, L.P.
                               399 Boylston Street
                                Boston, MA 02116
                             Toll Free 800-225-5478

     This material is authorized for distribution to prospective investors when it is preceded or accompanied by the Fund's current prospectus, which contains information about distribution charges, management and other items of interest. Investors are advised to read the prospectus carefully before investing.

     Nvest Funds Distributor, L.P., and other firms selling shares of Nvest Funds are members of the National Association of Securities Dealers, Inc.
(NASD). As a service to investors, the NASD has asked that we inform you of the availability of a brochure on its Public Disclosure Program. The program provides access to information about securities firms and their representatives. Investors may obtain a copy by contacting the NASD at 800-289-9999 or by visiting their Web site at www.NASDR.com.

[LOGO] Nvest Funds(SM)
       Where The Best Minds Meet(R)





           SW58-0600
[LOGO Printed On Recycled Paper

                                SEMIANNUAL REPORT

================================================================================


[LOGO] Nvest Funds(SM)
       Where The Best Minds Meet(R)

--------------------------------------------------------------------------------


                                                            Nvest Star
                                                          Small Cap Fund


                                                               Where
                                                             The Best
                                                           Minds Meet(R)




-----------------
  June 30, 2000
-----------------

                              PRESIDENT'S MESSAGE

================================================================================

                                                                     August 2000
--------------------------------------------------------------------------------


[PHOTO]
John T. Hailer
President and Chief
Executive Officer
Nvest Funds

"No matter how you react to shifting markets, don't let short-term events derail your long-range program. Consult your financial representative before you make any changes."


In an effort to protect the U.S. economy from the specter of renewed inflation, the Federal Reserve Board has raised interest rates six times in the past 12 months -- three times during the first six months of 2000. Because higher interest rates cut into corporate profits and make financial assets less attractive, the markets have been undergoing a period of heightened volatility.

Your choice of investment tools

Investors react to volatility in different ways. Some seek safer harbors; others define risk as opportunity and add selectively to their portfolios. Regardless of which type of investor you may resemble, remember that Nvest funds cover a wide spectrum of investments, from conservative to aggressive. These include a comprehensive family of equity and fixed-income funds that may complement your current holdings, as well as funds that combine different investment styles in a single portfolio.

For example, Nvest Star funds' multi-manager approach can help you through periods of market volatility by offering you greater diversification than single-manager funds. Each Nvest Star fund is composed of four separate segments run by managers with distinct investment disciplines -- a strategy that allows investors to benefit from different investment styles and diversified portfolio holdings, seeking superior long-term results with reduced risk. We search for the strongest candidates to manage each segment, using approaches that complement one another in varying market conditions.

No matter how you react to shifting markets, don't let short-term events derail your long-range program. Consult your financial representative before you make any changes.

Nvest is poised for global growth

As you may know, Nvest Companies is under agreement to be acquired by CDC Asset Management, a leading French institutional money management company and a major global financial institution. CDC's expertise in European stock and bond markets will be a resource for the premier U.S. investment management teams who manage our funds. Nvest Funds will continue to operate independently, but with broader resources to bring you attractive, innovative products and services. Since your vote will be required, you will receive proxy information in September. In the meantime, if you would like more information, you are welcome to call your financial representative or us, or visit our web site, www.nvestfunds.com.

                                                              /s/ John T. Hailer


--------------------------------------------------------------------------------
 NOT FDIC INSURED             MAY LOSE VALUE           NO BANK GUARANTEE
--------------------------------------------------------------------------------

                           NVEST STAR SMALL CAP FUND

================================================================================

                                        Investment Results Through June 30, 2000
--------------------------------------------------------------------------------
Putting Performance in Perspective

The charts comparing Nvest Star Small Cap Fund's performance to a benchmark index provide you with a general sense of how your Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. Your Fund's total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities necessary to match the index. And, if they could, they would incur transaction costs and other expenses.

                                Growth of a $10,000 Investment in Class A shares


 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                  December 1996 (Inception) through June 2000

                      NAV           MSC           R2000
        -------------------------------------------------
         6/00        22,503        21,213        14,894
         6/99        21,429        20,197        14,460
         6/99        14,968        14,107        13,032
         6/98        12,956        12,211        11,924
         6/98        13,341        12,574        12,839
         6/97        12,697        11,966        12,236
         6/97        11,040        10,405        11,020
         6/96        10,000         9,425        10,000


This illustration represents past performance and does not guarantee future results. Share price and return will vary and you may have a gain or loss when you sell your shares. Other classes of shares are available for which performance, fees and expenses will differ. All results include reinvestment of dividends and capital gains.

                           NVEST STAR SMALL CAP FUND

================================================================================

                                         Average Annual Total Returns -- 6/30/00
--------------------------------------------------------------------------------

    Class A (Inception 12/31/96)             6 Months       1 Year    Since Inception
    Net Asset Value(1)                         5.04%        50.37%         26.12%
    With Maximum Sales Charge(2)              -1.01         41.76          24.01
----------------------------------------------------------------------------------------
    Class B (Inception 12/31/96)             6 Months      1 Year     Since Inception
    Net Asset Value(1)                         4.60%        49.25%         25.18%
    With CDSC(3)                              -0.40         44.25          24.68
----------------------------------------------------------------------------------------
    Class C (Inception 12/31/96)             6 Months      1 Year     Since Inception
    Net Asset Value(1)                         4.60%        49.25%         25.18%
    With CDSC(3)                               3.60         48.25          25.18
----------------------------------------------------------------------------------------
                                                                        Since Fund's
                                                                        Class A, B, C
    Comparative Performance                  6 Months      1 Year        Inception
    Russell 2000 Index(4)                      3.04%        14.32%         12.06%
    Morningstar Small-Cap Growth Average(5)   10.09         55.14          24.89
    Lipper Small Cap Growth Average(6)         9.45         57.71          24.48
----------------------------------------------------------------------------------------

Notes to Charts

These returns represent past performance and do not guarantee future results. Share price and returns will vary and you may have a gain or loss when you sell your shares. Recent returns may be higher or lower than those shown.

(1) These results include reinvestment of any dividends and capital gains, but do not include a sales charge.

(2) These results include reinvestment of any dividends and capital gains, and the maximum sales charge of 5.75%.

(3) These results include reinvestment of any dividends and capital gains. Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge applied when you sell shares. Class C share performance assumes a 1.00% CDSC when you sell shares within one year of purchase.

(4) Russell 2000 Index is an unmanaged index measuring the stock price performance of the 2,000 smallest companies within the Russell 3000 Index. The performance of the index has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. You may not invest directly in an index.

(5) Morningstar Small-Cap Growth Average is the average performance without sales charges of funds with similar investment objectives as calculated by Morningstar, Inc.

(6) Lipper Small-Cap Growth Average is the average performance without sales charges of mutual funds with a similar investment style or objective as determined by Lipper Inc.

                           NVEST STAR SMALL CAP FUND

================================================================================

                                                Overview: How the Fund Performed
--------------------------------------------------------------------------------

Rising interest rates and a broad-based market sell-off created a turbulent investment environment for small-cap stocks, especially during the last three months of the period, although the overall trend in the small-cap area was up. For the six-months ended June 30, 2000, Nvest Star Small Cap Fund produced solid performance. Class A shares returned 5.04%, at net asset value, outperforming the Fund's benchmark, the Russell 2000 Index, which returned 3.04% for the same period.

Nvest Star Small Cap Fund is comprised of four separate portfolio segments, each managed by a different investment management firm with special expertise in specific markets. This multi-manager approach is the essence of the Star concept. It provides a means to diversify among individual securities as well as investment styles and strategies of several established management firms. The extra diversification provided by employing different investment styles is designed to balance out market swings over time, in an effort to seek superior long-term performance results relative to funds that employ a single strategy.

The chart below shows the proportion of assets under the management of each subadviser. The proportions grow and shrink relative to one another as a result of the returns of each Fund segment and the markets in which they invest.

Small-cap stocks weathered a volatile period

The effect of rising interest rates on small-cap companies continued to concern investors during the first six months of 2000. Because higher rates can increase the cost of doing business, they often have the effect of eroding corporate profits. Even a relatively small decline in a company's profits can lead to a pullback in its stock price. The upward trend in interest rates began more than a year ago when the Federal Reserve Board adopted a tight monetary policy designed to slow the pace

                         Portfolio Segments -- 6/30/00

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

               RS Investment Management                       36.5%
               Montgomery                                     19.1%
               Loomis Sayles                                  30.4%
               Harris/Oakmark                                 14.0%

Portfolio holdings and asset allocation will vary.

                           NVEST STAR SMALL CAP FUND

================================================================================


--------------------------------------------------------------------------------

of economic growth and contain inflation. By the end of June 2000, investors were hopeful that the Fed's actions were having the desired effect and that the Fed was at the end of its interest-rate raising cycle.

The January to June 2000 period started out on a high note for small-cap growth stocks. At the beginning of the year, the technology stock euphoria that had characterized the market for more than a year remained a dominant force. Small-cap growth stocks benefited from this high-tech emphasis because many small companies are in the business of creating promising products and services that will be used for expanding the Internet and improving telecommunications and cable services. However, in March there was a dramatic shift in investor sentiment. Concerns about rising interest rates and the relatively high valuations of some growth stocks triggered a sell-off in the small-cap technology area. This led to a broadening of the market, and investors began to favor value stocks over growth stocks. The emphasis on value stocks was short-lived, however. While value stocks maintained their short-term gains, by the end of the period investors had returned to the growth area of the small-cap market.

                      Top 10 Portfolio Holdings -- 6/30/00

                                                           % of
           Company                                       Net Assets
           ----------------------------------------------------------
              1.  Westwood One, Inc.                        1.3
           ----------------------------------------------------------
              2.  Motient Corp.                             1.3
           ----------------------------------------------------------
              3.  Digital Lightwave, Inc.                   1.3
           ----------------------------------------------------------
              4.  Golden State Bancorp, Inc.                1.2
           ----------------------------------------------------------
              5.  billserv. com, Inc.                       1.2
           ----------------------------------------------------------
              6.  Mercury Interactive Corp.                 1.1
           ----------------------------------------------------------
              7.  Macromedia, Inc.                          1.1
           ----------------------------------------------------------
              8.  Oak Technology, Inc.                      1.1
           ----------------------------------------------------------
              9.  R&B Falcon Corp.                          1.1
           ----------------------------------------------------------
             10.  SDL, Inc.                                 1.0
           ----------------------------------------------------------

Portfolio holdings and asset allocation will vary.


The Fund's subadvisers use different strategies

Each of the four portfolio segments of Nvest Star Small Cap Fund was managed to take advantage of the changing nature of the market.

Market volatility took its toll on the RS Investment Management segment. For the six-month period, the segment's holdings in technology, media and utilities held back performance. However its investments in oil field services added to returns.

                           NVEST STAR SMALL CAP FUND

================================================================================


--------------------------------------------------------------------------------

The Loomis Sayles segment invested aggressively in high-growth technology companies, and used the market correction to purchase some high-quality companies at low prices. This segment's holdings in financial stocks defrayed some of the negative pressure on high-tech stocks during the second quarter.

For the Montgomery Asset Management portfolio segment, stock selection in technology, health care, energy and financial services was positive for performance. However, investments in basic materials and durables (industrial machinery) dampened the segment's returns.

The Harris/Oakmark segment maintained its value-based strategy. This segment held relatively small positions in technology, health-care and utilities, while it emphasized financial services, automobiles and non-cyclicals. This strategy benefited the Harris/Oakmark segment, as capital moved out of speculative technology companies and into more traditional value sectors during the second quarter.

Our overall outlook is supportive for small-cap stocks

We expect the small-cap market to remain highly volatile until investors are certain that the Fed has finished raising interest rates. Over the long term, however, we are optimistic about the prospects for small-cap stocks. Technology is rapidly changing the way we live, and many of the small-cap companies in Nvest Star Small Cap Fund's four portfolio segments are creating the products that are responsible for sweeping technological advances. Such companies are likely to benefit investors for years to come.

We also expect to see renewed interest in the value area of the market, as investors seek opportunities in more traditional companies. While we believe the Fed may be successful in slowing the pace of economic growth, we do not anticipate a recession. Relatively strong economic growth should be positive for the small-cap stocks in which the Fund invests.


This portfolio managers' commentary reflects the conditions and actions taken during the reporting period, which are subject to change. A shift in opinion may result in strategic and other portfolio changes.

Nvest Star Small Cap Fund invests in small-cap and emerging growth companies, which are more volatile than the overall market. It may also invest in foreign and emerging market securities, which have special risks; lower-rated bonds, which offer higher yields in return for more risk; real estate investment trusts (REITs), which change in price with underlying real estate values and have other mortgage-related risks; and derivative securities, whose value is based on other securities or indices, which may have significant risk, impact the Fund's performance and increase tax liability. Frequent portfolio turnover may increase your risk of tax liability and lower your total return from this Fund. These risks affect your investment's value. See a prospectus for details.

                             PORTFOLIO COMPOSITION

================================================================================

Investments as of June 30, 2000
(unaudited)

Common Stock -- 95.2% of Total Net Assets

    Shares       Description                                                            Value (a)
----------------------------------------------------------------------------------------------------
                 Automotive -- 1.0%
      30,000     Dollar Thrifty
                 Automotive Group, Inc. (c)............................               $    553,125
     125,000     Fleetwood Enterprises, Inc............................                  1,781,250
      25,000     Standard Motor Products, Inc..........................                    212,500
                                                                                      ------------
                                                                                         2,546,875
                                                                                      ------------
                 Banks & Thrifts -- 3.2%
      70,000     BankAtlantic Bancorp, Inc.............................                    262,500
      10,600     Commerce Bancorp, Inc.................................                    487,600
     170,000     Golden State Bancorp, Inc. (c)........................                  3,060,000
      30,000     People's Bank.........................................                    551,250
      37,800     Silicon Valley Bancshares.............................                  1,611,225
      75,000     U.S. Bancorp..........................................                  1,443,750
      35,000     Washington Mutual, Inc................................                  1,010,625
                                                                                      ------------
                                                                                         8,426,950
                                                                                      ------------
                 Biotechnology -- 0.4%
       1,700     Affymetrix, Inc.......................................                    280,712
      13,150     Aurora Bioscience Corp................................                    896,666
                                                                                      ------------
                                                                                         1,177,378
                                                                                      ------------
                 Broadcasting -- 3.1%
      21,000     Imax Corp. (c)........................................                    477,750
      75,000     LodgeNet Entertainment Corp. (c)......................                  1,818,750
      18,550     Radio One, Inc. Class A (c)...........................                    548,384
      37,100     Radio One, Inc. Class B (c)...........................                    818,519
     101,600     Westwood One, Inc. (c)................................                  3,467,100
     108,800     Ziff-Davis, Inc.......................................                    979,200
                                                                                      ------------
                                                                                         8,109,703
                                                                                      ------------
                 Building & Related -- 0.4%
      20,500     Elcor Corp............................................                    471,500
      21,100     Manitowoc Co..........................................                    564,425
                                                                                      ------------
                                                                                         1,035,925
                                                                                      ------------
                 Business Services -- 3.1%
      24,300     Administaff, Inc. (c).................................                  1,543,050
       2,600     Catalina Marketing Corp. (c)..........................                    265,200
       9,100     Diamond Technology Partners, Inc.(c)..................                    800,800
      35,200     Macrovision Corp......................................                  2,250,050
      56,925     Metris Co.............................................                  1,430,241
      38,400     On Assignment, Inc. (c)...............................                  1,171,200
     142,200     SITEL Corp. (c).......................................                    702,112
                                                                                      ------------
                                                                                         8,162,653
                                                                                      ------------
                 Chemicals -- 0.2%
      30,000     Ferro Corp............................................                    630,000
                                                                                      ------------
                 Communication Equipment -- 1.5%
     155,000     AVT Corp..............................................                  1,143,125
      50,000     CapRock Communications Corp. (c)......................                    975,000
      16,600     iBasis, Inc. (c)......................................                    714,837
       9,650     JDS Uniphase Corp.....................................                  1,156,794
                                                                                      ------------
                                                                                         3,989,756
                                                                                      ------------
                 Communication Services -- 0.3%
      17,300     Powerwave Technologies, Inc. (c)......................                    761,200
                                                                                      ------------
                 Computer Hardware -- 0.9%
     125,000     Micron Electronics, Inc. (c)..........................                  1,562,500
      11,500     SanDisk Corp. (c).....................................                    703,656
                                                                                      ------------
                                                                                         2,266,156
                                                                                      ------------
                 Computer Networking -- 0.8%
     109,400     Auspex Systems, Inc. (c)..............................                    540,163
      10,200     Juniper Networks, Inc.................................                  1,484,737
                                                                                      ------------
                                                                                         2,024,900
                                                                                      ------------
                 Computer Software & Services -- 13.5%
      65,300     Acxiom Corp. (c)......................................                  1,779,425
      15,150     Allaire Corp..........................................                    556,763
       9,900     Bisys Group, Inc. (c).................................                    608,850
      22,800     Blue Wave Systems, Inc. (c)...........................                    235,125
      15,900     Business Objects SA (ADR) (c).........................                  1,401,187
      24,000     Cadence Design Systems, Inc. (c)......................                    489,000
      28,500     Caminus Corp. (c).....................................                    698,250
      13,000     CheckFree Holdings Corp. (c)..........................                    670,312
      17,500     ChoicePoint, Inc. (c).................................                    778,750
      25,000     Exchange Applications, Inc. (c).......................                    665,625
     148,400     Informix Corp. (c)....................................                  1,103,725
       5,000     Interwoven, Inc.......................................                    549,922
      77,000     iXL Enterprises, Inc. (c).............................                  1,116,500
      30,100     Macromedia, Inc. (c)..................................                  2,910,294
      40,000     Maxtor Corp. (c)......................................                    422,500
      40,000     Mentor Graphics Corp. (c).............................                    795,000
      30,200     Mercury Interactive Corp. (c).........................                  2,921,850
     116,600     MetaCreations Software, Inc. (c)......................                  1,399,200
       2,500     Micromuse, Inc........................................                    413,711
     100,000     MSC.Software Corp.....................................                    931,250
      75,000     National Data Corp....................................                  1,725,000
      14,500     Natural Microsystems Corp. (c)........................                  1,630,344
      21,000     Optimal Robotics Corp. (c)............................                    805,875
      29,500     PeopleSoft, Inc. (c)..................................                    494,125
      47,850     Peregrine Systems, Inc................................                  1,659,797


6                See accompanying notes to financial statements.

================================================================================

Investments as of June 30, 2000
(unaudited)

Common Stock -- continued

    Shares       Description                                                            Value (a)
----------------------------------------------------------------------------------------------------
                 Computer Software & Services -- continued
      75,000     Pilot Network Services, Inc. (c)......................               $  1,115,625
      10,800     Precise Software Solutions, Ltd. (c)..................                    259,200
       9,200     Retek, Inc. (c).......................................                    294,400
      21,100     Serena Software, Inc. (c).............................                    958,072
      13,000     Silicon Storage Technology, Inc. (c)..................                  1,148,062
     115,100     Stamps.com, Inc. (c)..................................                    841,669
       5,800     Sybase, Inc. (c)......................................                    133,400
      10,000     Symantec Corp. (c)....................................                    539,375
     270,000     The 3DO Co. (c).......................................                  2,117,812
       1,400     VeriSign, Inc. (c)....................................                    247,100
      14,000     WatchGuard Technologies, Inc. (c).....................                    769,125
       1,800     Witness Systems, Inc. (c).............................                     43,875
                                                                                      ------------
                                                                                        35,230,095
                                                                                      ------------
                 Computers & Business Equipment -- 1.0%
      42,200     Concurrent Computer Corp. (c).........................                    553,875
      22,000     Pinnacle Systems, Inc. (c)............................                    494,656
     190,000     United Shipping and Technology, Inc...................                  1,520,000
      25,000     United Shipping and
                 Technology, Inc., 144A (d)............................                    180,000
                                                                                      ------------
                                                                                         2,748,531
                                                                                      ------------
                 Consumer Goods & Services -- 0.9%
       6,700     Bausch & Lomb, Inc....................................                    518,413
      31,700     Playtex Products, Inc. (c)............................                    358,606
      50,000     R.G. Barry Corp. (c)..................................                    193,750
      50,900     ValueVision International, Inc. (c)...................                  1,221,600
                                                                                      ------------
                                                                                         2,292,369
                                                                                      ------------
                 Drugs & Healthcare -- 4.2%
      10,000     Abgenix, Inc..........................................                  1,198,594
      13,700     Alkermes, Inc.........................................                    645,612
     160,000     Caremark Rx, Inc. (c).................................                  1,090,000
      32,000     Catalytica, Inc. (c)..................................                    352,000
      36,000     Covance, Inc. (c).....................................                    317,250
      35,800     Duane Reade, Inc. (c).................................                    921,850
     100,000     Dura Pharmaceuticals, Inc. (c)........................                  1,437,500
       2,300     Gilead Sciences, Inc. (c).............................                    163,588
      12,200     Invitrogen Corp. (c)..................................                    917,478
      20,200     MedImmune, Inc. (c)...................................                  1,494,800
       7,000     Millennium Pharmaceuticals, Inc. (c)..................                    783,125
      22,300     Priority Healthcare Corp. (c).........................                  1,657,169
                                                                                      ------------
                                                                                        10,978,966
                                                                                      ------------
                 Electric Utilities -- 0.7%
      17,300     American Power
                 Conversion Corp. (c)..................................                    706,056
      35,000     Montana Power Co......................................                  1,235,938
                                                                                      ------------
                                                                                         1,941,994
                                                                                      ------------
                 Electronic Components -- 3.0%
      12,000     C Cube Microsystems, Inc. (c).........................                    235,500
      17,700     California Amplifier, Inc. (c)........................                    809,775
      14,100     Emcore Corp. (c)......................................                  1,692,000
      35,800     Integrated Silicon Solution, Inc. (c).................                  1,360,400
      17,200     Kopin Corp............................................                  1,191,100
      18,100     Plexus Corp. (c)......................................                  2,045,300
       5,600     Zygo Corp. (c)........................................                    508,550
                                                                                      ------------
                                                                                         7,842,625
                                                                                      ------------
                 Electronics -- 7.3%
      17,700     Actel Corp. (c).......................................                    807,563
      60,000     Adaptec, Inc. (c).....................................                  1,365,000
      15,600     Advanced Energy Industries, Inc. (c)..................                    919,425
      13,850     Applied Micro Circuits Corp. (c)......................                  1,367,687
      14,200     Capstone Turbine Corp. (c)............................                    639,888
      27,200     Credence Systems Corp. (c)............................                  1,501,100
      13,800     Cree Research, Inc. (c)...............................                  1,842,300
       8,900     Cymer, Inc. (c).......................................                    424,975
      11,600     Lam Research Corp. (c)................................                    435,000
       2,800     Molecular Devices Corp. (c)...........................                    193,725
       4,200     Nanometrics, Inc. (c).................................                    172,988
       6,000     Newport Corp..........................................                    644,250
       8,000     PE Corp...............................................                    748,000
      16,000     Photon Dynamics, Inc. (c).............................                  1,195,000
      21,000     PRI Automation, Inc. (c)..............................                  1,373,203
       9,500     SDL, Inc. (c).........................................                  2,709,281
      20,300     SpeedFam-IPEC, Inc. (c)...............................                    369,206
      23,900     TranSwitch Corp. (c)..................................                  1,844,781
      50,000     U.S. Industries, Inc. (c).............................                    606,250
                                                                                      ------------
                                                                                        19,159,622
                                                                                      ------------
                 Entertainment -- 0.4%
      19,400     CEC Entertainment, Inc. (c)...........................                    497,125
      10,000     Viacom, Inc., Class B (c).............................                    667,500
                                                                                      ------------
                                                                                         1,164,625
                                                                                      ------------
                 Financial Services -- 0.7%
      60,600     AmeriCredit Corp. (c).................................                  1,030,200
      27,300     Imperial Bancorp......................................                    426,562
      18,100     Profit Recovery Group
                 International, Inc. (c)...............................                    300,913
                                                                                      ------------
                                                                                         1,757,675
                                                                                      ------------


                 See accompanying notes to financial statements.               7

================================================================================

Investments as of June 30, 2000
(unaudited)

Common Stock -- continued

    Shares       Description                                                            Value (a)
----------------------------------------------------------------------------------------------------
                 Food & Beverages -- 1.1%
     150,000     Del Monte Foods Co....................................               $  1,021,875
      20,000     International Multifoods Corp.........................                    346,250
      52,000     M&F Worldwide Corp....................................                    292,500
     100,000     Ralcorp Holdings, Inc. (c)............................                  1,225,000
                                                                                      ------------
                                                                                         2,885,625
                                                                                      ------------
                 Health Care-Medical Technology -- 2.8%
       6,800     Aclara Biosciences, Inc. (c)..........................                    346,375
      17,200     Cerus Corp. (c).......................................                    880,425
      18,900     Curagen Corp..........................................                    719,381
      32,500     Cytyc Corp. (c).......................................                  1,734,687
      62,500     Endocardial Solutions, Inc. (c).......................                    531,250
      20,650     Exelixis, Inc.........................................                    689,194
     150,000     Hanger Orthopedic Group, Inc..........................                    740,625
       7,700     MiniMed, Inc. (c).....................................                    908,600
       8,400     Oratec Interventions, Inc.............................                    280,350
       5,400     Trimeris, Inc.........................................                    377,663
                                                                                      ------------
                                                                                         7,208,550
                                                                                      ------------
                 Health Care-Services -- 1.7%
      50,000     Community Health Systems, Inc.........................                    809,375
      38,600     First Health Group Corp. (c)..........................                  1,266,562
      75,000     Omnicare, Inc.........................................                    679,688
      49,900     Oxford Health Plans, Inc. (c).........................                  1,188,244
      40,000     Veterinary Centers of
                 America, Inc..........................................                    550,000
                                                                                      ------------
                                                                                         4,493,869
                                                                                      ------------
                 Hotels & Restaurants -- 0.3%
      60,000     Prime Hospitality Corp. (c)...........................                    566,250
      95,600     Steakhouse Partners, Inc..............................                    286,800
                                                                                      ------------
                                                                                           853,050
                                                                                      ------------
                 Industrial Goods & Services -- 1.9%
      14,900     C&D Technologies......................................                    841,850
      50,000     Columbus McKinnon Corp................................                    693,750
      15,000     HB Fuller Co..........................................                    683,438
      60,000     MagneTek, Inc. (c)....................................                    480,000
      32,700     PerkinElmer, Inc......................................                  2,162,287
                                                                                      ------------
                                                                                         4,861,325
                                                                                      ------------
                 Insurance -- 1.3%
      17,500     PMI Group, Inc........................................                    831,250
      22,492     Radian Group, Inc. (c)................................                  1,163,961
      19,600     StanCorp Financial Group, Inc. (c)....................                    629,650
      20,000     The MONY Group, Inc...................................                    676,250
                                                                                      ------------
                                                                                         3,301,111
                                                                                      ------------
                 Internet Content -- 2.6%
     330,000     billserv. com, Inc. (c)...............................                  3,031,875
       8,900     BroadVision, Inc......................................                    452,231
      16,500     Digital Insight Corp. (c).............................                    561,000
      26,100     HomeStore.com, Inc. (c)...............................                    761,794
       4,100     Inktomi Corp. (c).....................................                    484,825
      10,600     Lycos, Inc. (c).......................................                    572,400
      14,300     MP3.com, Inc. (c).....................................                    193,944
      15,000     Scient Corp. (c)......................................                    661,875
                                                                                      ------------
                                                                                         6,719,944
                                                                                      ------------
                 Investment Companies -- 0.3%
      22,350     Waddell & Reed Financial, Inc.........................                    733,359
                                                                                      ------------
                 Machinery -- 0.9%
      15,500     Applied Power, Inc....................................                    519,250
      40,000     Jore Corp. (c)........................................                    217,500
     110,000     McDermott International, Inc..........................                    969,375
      47,300     Sames Corp............................................                    744,975
                                                                                      ------------
                                                                                         2,451,100
                                                                                      ------------
                 Manufacturing -- 0.9%
      28,100     Diebold, Inc..........................................                    783,288
      14,800     Kulicke & Soffa Industries, Inc. (c)..................                    878,750
      10,000     Linear Technology Corp................................                    639,375
                                                                                      ------------
                                                                                         2,301,413
                                                                                      ------------
                 Network Systems -- 0.6%
       8,750     Black Box Corp. (c)...................................                    692,754
      47,500     Legato Systems, Inc. (c)..............................                    718,437
       4,400     Stratos Lightwave, Inc. (c)...........................                    122,650
                                                                                      ------------
                                                                                         1,533,841
                                                                                      ------------
                 Oil & Gas-Drilling
                   Equipment -- 4.0%
      17,350     Atwood Oceanics, Inc. (c).............................                    769,906
      90,000     Global Marine, Inc. (c)...............................                  2,536,875
      52,600     Hanover Compressor Co.................................                  1,998,800
      57,300     Marine Drilling Companies, Inc. (c)...................                  1,604,400
      20,000     Nabors Industries, Inc. (c)...........................                    831,250
      35,000     National-Oilwell, Inc. (c)............................                  1,150,625
      25,200     Universal Compression Holdings........................                    844,200
      35,482     Varco International, Inc. (c).........................                    824,957
                                                                                      ------------
                                                                                        10,561,013
                                                                                      ------------


8                See accompanying notes to financial statements.

================================================================================

Investments as of June 30, 2000
(unaudited)

Common Stock -- continued

    Shares       Description                                                            Value (a)
----------------------------------------------------------------------------------------------------
                 Oil & Gas-
                   Exploration & Production -- 2.6%
      25,000     Barrett Resources Corp................................               $    760,937
      45,000     EOG Resources, Inc....................................                  1,507,500
      15,500     Newfield Exploration Co...............................                    606,438
      57,500     Ocean Energy, Inc.....................................                    815,781
      54,300     Santa Fe Snyder Corp..................................                    617,663
      30,000     Triton Energy, Ltd....................................                  1,179,375
      41,900     Valero Energy Corp....................................                  1,330,325
                                                                                      ------------
                                                                                         6,818,019
                                                                                      ------------
                 Petroleum Services -- 4.2%
     280,000     Bonus Resource Services Corp..........................                    690,541
      25,000     ENSCO International, Inc..............................                    895,313
      48,000     Global Industries, Inc................................                    906,000
      28,800     Maverick Tube Corp....................................                    838,800
      50,000     Newpark Resources, Inc................................                    471,875
      62,400     Pride International, Inc. (c).........................                  1,544,400
     117,400     R&B Falcon Corp. (c)..................................                  2,766,237
      27,500     Teekay Shipping Corp..................................                    904,062
      48,400     UTI Energy Corp.......................................                  1,942,050
                                                                                      ------------
                                                                                        10,959,278
                                                                                      ------------
                 Real Estate -- 0.7%
     100,000     Catellus Development
                 Corp. (c) (REIT)......................................                  1,500,000
      35,000     Trammell Crow Co. (REIT)..............................                    376,250
                                                                                      ------------
                                                                                         1,876,250
                                                                                      ------------
                 Retail -- 2.8%
     150,000     Department 56, Inc....................................                  1,650,000
     144,200     Krause's Furniture, Inc. (c)..........................                    162,225
      18,300     Linens'n Things, Inc. (c).............................                    496,388
      55,000     Ross Stores, Inc......................................                    938,437
      31,950     Talbots, Inc..........................................                  1,755,253
     150,000     Ugly Duckling Corp. (c)...............................                  1,059,375
      20,300     Ultimate Electronics, Inc.............................                    543,977
      19,100     Williams-Sonoma, Inc..................................                    619,556
                                                                                      ------------
                                                                                         7,225,211
                                                                                      ------------
                 Retail-Food & Drug -- 0.6%
      60,000     Great Atlantic & Pacific Tea Co.......................                    997,500
      11,800     Whole Foods Market, Inc. (c)..........................                    487,488
                                                                                      ------------
                                                                                         1,484,988
                                                                                      ------------
                 Retail-Specialty -- 0.8%
     120,000     Cyberian Outpost, Inc.................................                    577,500
      24,100     Pacific Sunwear of
                 California, Inc. (c)..................................                    451,875
      20,000     Pier 1 Imports, Inc...................................                    195,000
     172,500     Shop At Home, Inc.....................................                    805,898
      80,000     SkyMall, Inc..........................................                    190,000
                                                                                      ------------
                                                                                         2,220,273
                                                                                      ------------
                 Semiconductors -- 3.6%
      40,700     Alliance Semiconductor Corp...........................                    999,694
       1,200     Broadcom Corp., Class A...............................                    262,725
      29,200     Conductus, Inc........................................                    576,700
       8,800     Diodes, Inc...........................................                    377,300
       5,500     Elantec Semiconductor, Inc............................                    382,938
       6,650     Marvell Technology Group, Ltd.........................                    379,050
      17,500     Novellus Systems, Inc.................................                    989,844
     130,000     Oak Technology, Inc...................................                  2,803,125
      18,200     PLX Technology, Inc...................................                    755,300
       8,600     Silicon Laboratories, Inc.............................                    456,875
      15,000     STMicroelectronics NV.................................                    962,812
      15,000     Superconductor Technologies, Inc......................                    589,687
                                                                                      ------------
                                                                                         9,536,050
                                                                                      ------------
                 Services -- 3.4%
      19,800     American Superconductor Corp..........................                    955,350
     100,000     Checkpoint Systems, Inc...............................                    750,000
      15,300     Corporate Executive Board Co..........................                    916,087
      55,650     DeVry, Inc (c)........................................                  1,471,247
      29,750     Forrester Research, Inc...............................                  2,166,172
     100,000     ITT Educational Services, Inc.........................                  1,756,250
      44,200     Kforce.com, Inc.......................................                    306,638
      30,000     United Rentals, Inc...................................                    513,750
                                                                                      ------------
                                                                                         8,835,494
                                                                                      ------------
                 Telecommunications -- 6.4%
       7,000     Adaptive Broadband Corp...............................                    287,875
      37,500     Dobson Communications Corp............................                    721,875
     225,300     E Spire Communications, Inc...........................                  1,520,775
     100,000     GST Telecommunications, Inc. (c)(e)...................                          0
      45,000     ICG Communications, Inc...............................                    992,812
      72,400     Latitude Communications, Inc..........................                    809,975
      34,800     Metromedia Fiber Network (c)..........................                  1,381,125
     212,100     Motient Corp..........................................                  3,327,319
       4,500     Netro Corp............................................                    254,250
      21,400     Polycom, Inc..........................................                  2,013,606
     102,600     Primus Telecomm Group, Inc............................                  2,552,175


                 See accompanying notes to financial statements.               9

================================================================================

Investments as of June 30, 2000
(unaudited)

Common Stock -- continued

    Shares       Description                                                            Value (a)
----------------------------------------------------------------------------------------------------
                 Telecommunications -- continued
      62,200     Spectralink Corp......................................               $    909,675
     146,300     Startec Global
                 Communications Corp. (c)..............................                  1,563,581
      50,700     Worldquest Networks, Inc. (c).........................                    361,238
                                                                                      ------------
                                                                                        16,696,281
                                                                                      ------------
                 Telecommunications-Equipment -- 4.4%
       9,600     Carrier Access Corp. (c)..............................                    507,600
      24,750     Comtech Telecommunications............................                    408,375
      21,500     Comverse Technology, Inc. (c).........................                  1,999,500
      32,750     Digital Lightwave, Inc................................                  3,291,375
      15,500     Ditech Communications Corp............................                  1,465,719
       5,300     Exfo Electro-Optical Engineering, Inc.................                    232,537
      30,000     Finisar Corp..........................................                    785,625
      22,400     Pinnacle Holdings, Inc................................                  1,209,600
       5,000     Plantronics, Inc......................................                    577,500
      20,400     Sawtek, Inc. (c)......................................                  1,174,275
                                                                                      ------------
                                                                                        11,652,106
                                                                                      ------------
                 Transportation -- 0.7%
      25,800     Landstar Systems, Inc.................................                  1,536,713
      50,000     OMI Corp..............................................                    271,875
                                                                                      ------------
                                                                                         1,808,588
                                                                                      ------------
                 Total Common Stock
                 (Identified Cost $212,102,525)........................                249,264,736
                                                                                      ------------
Short Term Investments -- 5.9%

   Principal
    Amount
----------------------------------------------------------------------------------------------------
$    160,000     Repurchase Agreement with State Street
                 Bank and Trust Co. dated 6/30/2000
                 at 5.25% to be repurchased at
                 $160,070 on 7/03/2000,
                 collaterized by $145,000
                 U.S. Treasury Bond 7.125% due
                 02/15/2023 valued at
                 $165,119..............................................                    160,000
   6,293,000     Repurchase Agreement with State Street
                 Bank and Trust Co. dated 6/30/2000
                 at 5.25% to be repurchased at
                 $6,295,753 on 7/03/2000,
                 collaterized by $5,640,000
                 U.S. Treasury Bond 7.125% due
                 02/15/2023 valued at
                 $6,422,550............................................                  6,293,000
   2,127,000     Repurchase Agreement with State Street
                 Bank and Trust Co. dated 6/30/2000
                 at 5.25% to be repurchased at
                 $2,127,931 on 7/03/2000,
                 collaterized by $1,910,000
                 U.S. Treasury Bond 7.125% due
                 02/15/2023 valued at
                 $2,175,013............................................                  2,127,000
   6,820,000     Repurchase Agreement with State Street
                 Bank and Trust Co. dated 6/30/2000
                 at 6.25% to be repurchased at
                 $6,823,552 on 7/03/2000,
                 collaterized by $6,110,000
                 U.S. Treasury Bond 7.125% due
                 02/15/2023 valued at
                 $6,957,763............................................                  6,820,000
                                                                                      ------------
                 Total Short Term Investments
                 (Identified Cost $15,400,000) ........................                 15,400,000
                                                                                      ------------
                 Total Investments -- 101.1%
                 (Identified Cost $227,502,525) (b)....................                264,664,736
                 Other assets less liabilities.........................                (2,565,661)
                                                                                      ------------
                 Total Net Assets -- 100%..............................               $262,099,075
                                                                                      ============

(a)  See Note 1a of Notes to Financial Statements.

(b)  Federal Tax Information:

     At June 30, 2000 the net unrealized appreciation on investments based on cost of $227,502,525 for federal income tax purposes was as follows:

     Aggregate gross unrealized appreciation for
     all investments in which there is an excess of
     value over tax cost...............................................               $ 58,282,229

     Aggregate gross unrealized depreciation for
     all investments in which there is an excess of
     tax cost over value...............................................                (21,120,018)
                                                                                      ------------
     Net unrealized appreciation.......................................               $ 37,162,211
                                                                                      ============

(c)  Non-income producing security.

(d) Security valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

(e)  Issuer filed petition under Chapter 11 of the Federal Bankruptcy
     Code.

ADR  An American Depositary Receipt is a cetificate issued by a U.S.
     bank representing the right to receive securities of the foreign issuer described. The values of ADRs are significantly influenced by trading on exchanges not located in the United States.

REIT Real Estate Investment Trust

144A Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2000, the value of those securities amounted to $180,000 or 0.1% of net assets.


10                See accompanying notes to financial statements.

                   STATEMENT OF ASSETS & LIABILITIES

========================================================================

June 30, 2000
(unaudited)

ASSETS
   Investments at value (Identified cost $227,502,525) ..................                      $ 264,664,736
   Receivable for:
      Fund shares sold ..................................................                          1,378,889
      Securities sold ...................................................                          5,495,017
      Dividends and interest ............................................                             35,919
   Unamortized organization expense .....................................                             12,666
                                                                                               -------------
                                                                                                 271,587,227

LIABILITIES
   Payable for:
   Securities purchased .................................................   $   8,568,104
   Fund shares redeemed .................................................         576,844
   Custodial bank .......................................................         137,512
   Accrued expenses:
   Management fees ......................................................          21,654
   Deferred trustees' fees ..............................................          30,002
   Accounting and administrative ........................................          14,105
   Transfer agent .......................................................          68,101
   Other expenses .......................................................          71,830
                                                                            -------------
                                                                                                   9,488,152
                                                                                               -------------
NET ASSETS ..............................................................                      $ 262,099,075
                                                                                               =============
   Net Assets consist of:
      Paid-in capital ...................................................                      $ 171,280,896
      Undistributed (overdistributed) net investment income (loss) ......                         (2,025,691)
      Accumulated net realized gains (losses) ...........................                         55,681,659
      Unrealized appreciation (depreciation) on investments .............                         37,162,211
                                                                                               -------------

NET ASSETS ..............................................................                      $ 262,099,075
                                                                                               =============
Computation of net asset value and offering price:
   Net asset value and redemption price of Class A shares ($104,451,329/
     4,246,250 shares of beneficial interest) ...........................                      $       24.60
                                                                                               =============
   Offering price per share (100/94.25 of $ 24.60) ......................                      $       26.10*
                                                                                               =============
   Net asset value and offering price of Class B shares
     ($124,221,373/5,196,723 shares of beneficial interest) .............                      $       23.90**
                                                                                               =============
   Net asset value and offering price of Class C shares
     ($33,426,373/1,398,556 shares of beneficial interest) ..............                      $       23.90**
                                                                                               =============

 *   Based upon single purchases of less than $50,000.
     Reduced sales charges apply for purchases in excess of this amount.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charges.


                 See accompanying notes to financial statements.              11

                             STATEMENT OF OPERATIONS

================================================================================

Six Months Ended June 30, 2000
(unaudited)

INVESTMENT INCOME
   Dividends (net of foreign taxes of $746) ...................                   $    236,673
   Interest ...................................................                        504,108
   Securities lending income ..................................                         90,286
                                                                                  ------------
                                                                                       831,067
   Expenses
    Management fees ...........................................   $  1,312,775
      Service fees - Class A ..................................        125,005
      Service and distribution fees - Class B .................        592,657
      Service and distribution fees - Class C .................        157,588
      Trustees' fees and expenses .............................          8,735
      Accounting and administrative ...........................         46,283
      Custodian and securities lending ........................        158,554
      Transfer agent ..........................................        340,012
      Audit and tax services ..................................         23,331
      Legal ...................................................          5,392
      Printing ................................................         24,221
      Registration ............................................         24,056
      Amortization of organization expense ....................          4,441
      Miscellaneous ...........................................          7,949
                                                                  ------------
      Total expenses ..........................................                      2,830,999
                                                                                  ------------
    Net investment loss .......................................                     (1,999,932)
                                                                                  ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

   Realized gain (loss) on  investments -- net ................     36,497,270
   Unrealized appreciation (depreciation) on investments -- net    (26,416,166)
                                                                  ------------
Net gain (loss) on investment transactions ....................                     10,081,104
                                                                                  ------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS .........                   $  8,081,172
                                                                                  ============


12                See accompanying notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS

================================================================================

(unaudited)

                                                                                  Six Months
                                                                Year Ended          Ended
                                                                December 31,       June 30,
                                                                   1999             2000
                                                               -------------    -------------
FROM OPERATIONS
   Net investment income (loss) ............................   $  (2,815,368)   $  (1,999,932)
   Net realized gain (loss) on investments .................      40,096,152       36,497,270
   Unrealized appreciation (depreciation) on investments ...      45,299,689      (26,416,166)
                                                               -------------    -------------
   Increase (decrease) in net assets from operations .......      82,580,473        8,081,172
                                                               -------------    -------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net realized gain on investments
      Class A ..............................................      (7,389,591)               0
      Class B ..............................................      (8,795,407)               0
      Class C ..............................................      (2,189,940)               0
                                                               -------------    -------------
                                                                 (18,374,938)               0
                                                               -------------    -------------
INCREASE (DECREASE) IN NET ASSETS
   DERIVED FROM CAPITAL SHARE TRANSACTIONS .................      15,593,441       41,236,869
                                                               -------------    -------------
Total increase (decrease) in net assets ....................      79,798,976       49,318,041

NET ASSETS

   Beginning of the period .................................     132,982,058      212,781,034
                                                               -------------    -------------
   End of the period .......................................   $ 212,781,034    $ 262,099,075
                                                               =============    =============

UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME (LOSS)
   End of the Period .......................................   $     (25,759)   $  (2,025,691)
                                                               =============    =============


                 See accompanying notes to financial statements.              13

                              FINANCIAL HIGHLIGHTS

================================================================================

For a share outstanding throughout each period
(unaudited)

                                                                                           Class  A
                                                         --------------------------------------------------------------------------
                                                                         Year Ended December 31,                   Six Months Ended
                                                         ---------------------------------------------------           June 30,
                                                             1997                1998                1999               2000
                                                         -----------         -----------         -----------         -----------
Net asset value, beginning of period (c) ..........      $     12.50         $     15.37         $     15.66         $     23.42
                                                         -----------         -----------         -----------         -----------
Income (loss) from investment operations
Net investment income (loss) ......................            (0.20)(a)           (0.23)(a)           (0.27)(a)           (0.14)
Net realized and unrealized gain on
  investments .....................................             3.55                0.54               10.22                1.32
                                                         -----------         -----------         -----------         -----------
Total from investment operations ..................             3.35                0.31                9.95                1.18
                                                         -----------         -----------         -----------         -----------
Less distributions
Distributions from net realized
  capital gains ...................................            (0.48)              (0.02)              (2.19)               0.00
                                                         -----------         -----------         -----------         -----------
Total distributions ...............................            (0.48)              (0.02)              (2.19)               0.00
                                                         -----------         -----------         -----------         -----------
Net asset value, end of period ....................      $     15.37         $     15.66         $     23.42         $     24.60
                                                         ===========         ===========         ===========         ===========
Total return (%) (b) ..............................             27.0                 2.1                65.4                 5.0
Ratio of operating expenses to average
  net assets (%) ..................................             2.20                2.07                2.06                1.81(d)
Ratio of net investment income (loss)
  to average net assets (%) .......................            (1.44)              (1.52)              (1.54)              (1.15)(d)
Portfolio turnover rate (%) .......................              140                 182                 263                 122
Net assets, end of period (000) ...................      $    52,066         $    56,161         $    84,725         $   104,451

(a) Per share net investment loss has been calculated using the average shares outstanding during the period.

(b)  A sales charge is not reflected in total return calculations.

(c)  Fund commenced operations on December 31, 1996.

(d)  Computed on an annualized basis.


14                See accompanying notes to financial statements.

                              FINANCIAL HIGHLIGHTS

================================================================================

For a share outstanding throughout each period
(unaudited)

                                                                                           Class  B
                                                         --------------------------------------------------------------------------
                                                                         Year Ended December 31,                   Six Months Ended
                                                         ---------------------------------------------------           June 30,
                                                             1997                1998                1999               2000
                                                         -----------         -----------         -----------         -----------
Net asset value, beginning of period (c) ..........      $     12.50         $     15.26         $     15.43         $     22.85
                                                         -----------         -----------         -----------         -----------
Income (loss) from investment operations
Net investment income (loss) ......................            (0.30)(a)           (0.33)(a)           (0.39)(a)           (0.22)

Net realized and unrealized gain on
  investments .....................................             3.54                0.52               10.00                1.27
                                                         -----------         -----------         -----------         -----------
Total from investment operations ..................             3.24                0.19                9.61                1.05
                                                         -----------         -----------         -----------         -----------
Less distributions
Distributions from net realized
  capital gains ...................................            (0.48)              (0.02)              (2.19)               0.00
                                                         -----------         -----------         -----------         -----------
Total distributions ...............................            (0.48)              (0.02)              (2.19)               0.00
                                                         -----------         -----------         -----------         -----------
Net asset value, end of period ....................      $     15.26         $     15.43         $     22.85         $     23.90
                                                         ===========         ===========         ===========         ===========
Total return (%) (b) ..............................             26.1                 1.3                64.1                 4.6
Ratio of operating expenses to average
  net assets (%) ..................................             2.95                2.82                2.81                2.56(d)
Ratio of net investment income (loss)
  to average net assets (%) .......................            (2.19)              (2.27)              (2.29)              (1.90)(d)
Portfolio turnover rate (%) .......................              140                 182                 263                 122
Net assets, end of period (000) ...................      $    52,616         $    61,409         $   102,029         $   124,221

(a) Per share net investment loss has been calculated using the average shares outstanding during the period.

(b) A contingent deferred sales charge is not reflected in total return calculations.

(c)  Fund commenced operations on December 31, 1996.

(d)  Computed on an annualized basis.


                 See accompanying notes to financial statements.              15

                              FINANCIAL HIGHLIGHTS

================================================================================

For a share outstanding throughout each period
(unaudited)

                                                                                           Class  C
                                                         --------------------------------------------------------------------------
                                                                         Year Ended December 31,                   Six Months Ended
                                                         ---------------------------------------------------           June 30,
                                                             1997                1998                1999               2000
                                                         -----------         -----------         -----------         -----------
Net asset value, beginning of period (c) ..........      $     12.50         $     15.26         $     15.43         $     22.85
                                                         -----------         -----------         -----------         -----------
Income (loss) from investment operations
Net investment income (loss) ......................            (0.30)(a)           (0.33)(a)           (0.39)(a)           (0.21)
Net realized and unrealized gain on
  investments .....................................             3.54                0.52               10.00                1.26
                                                         -----------         -----------         -----------         -----------
Total from investment operations ..................             3.24                0.19                9.61                1.05
                                                         -----------         -----------         -----------         -----------
Less distributions
Distributions from net realized
  capital gains ...................................            (0.48)              (0.02)              (2.19)               0.00
                                                         -----------         -----------         -----------         -----------
Total distributions ...............................            (0.48)              (0.02)              (2.19)               0.00
                                                         -----------         -----------         -----------         -----------
Net asset value, end of period ....................      $     15.26         $     15.43         $     22.85         $     23.90
                                                         ===========         ===========         ===========         ===========
Total return (%) (b) ..............................             26.1                 1.3                64.1                 4.6
Ratio of operating expenses to average
  net assets (%) ..................................             2.95                2.82                2.81                2.56(d)
Ratio of net investment income (loss)
  to average net assets (%) .......................            (2.19)              (2.27)              (2.29)              (1.90)(d)
Portfolio turnover rate (%) .......................              140                 182                 263                 122
Net assets, end of period (000) ...................      $    13,970         $    15,412         $    26,027         $    33,426

(a) Per share net investment loss has been calculated using the average shares outstanding during the period.

(b) A contingent deferred sales charge is not reflected in total return calculations.

(c)  Fund commenced operations on December 31, 1996.

(d)  Computed on an annualized basis.


16                See accompanying notes to financial statements.

                          NOTES TO FINANCIAL STATEMENTS

================================================================================

For the Six Months Ended June 30, 2000
(unaudited)

1. Significant Accounting Policies. The Fund is a series of Nvest Funds Trust I, a Massachusetts business trust (the "Trust"), and is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company. The Fund seeks capital appreciation. The Declaration of Trust permits the Trustees to issue an unlimited number of shares of the Trust in multiple series (each such series is a "Fund").

The Fund offers Class A, Class B, and Class C shares. Class A shares are sold with a maximum front end sales charge of 5.75%. Class B shares do not pay a front end sales charge, but pay a higher ongoing distribution fee than Class A shares for eight years (at which point they automatically convert to Class A shares), and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase (or five years if purchased before May 1, 1997). Class C shares do not pay a front end sales charge and do not convert to any other class of shares, but they do pay a higher ongoing distribution fee than Class A shares and may be subject to a contingent deferred sales charge if those shares are redeemed within one year. Expenses of the Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees applicable to such class), and votes as a class only with respect to its own Rule 12b-1 plan. Shares of each class would receive their pro rata share of the net assets of the Fund, if the Fund were liquidated. In addition, the Trustees approve separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States for investment companies. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Security Valuation. Equity securities are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees, which service provides the last reported sale price for securities listed on an applicable securities exchange or on the NASDAQ national market system, or, if no sale was reported and in the case of over-the-counter securities not so listed, the last reported bid price. Short-term obligations with a remaining maturity of less than sixty days are stated at amortized cost, which approximates market value. All other securities and assets are valued at their fair value as determined in good faith by the Fund's adviser and the relevant subadvisers under the supervision of the Fund's Trustees.

b. Security Transactions and Related Investment Income. Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date or when the Fund first learns of the dividend, and interest income is recorded on the accrual basis. In determining net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

c. Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

================================================================================

For the Six Months Ended June 30, 2000
(unaudited)

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Reported net realized foreign exchange gains or losses arise from: sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities resulting from changes in the exchange rate.

d. Federal Income Taxes. The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders all of its income and any net realized capital gains, at least annually. Accordingly, no provision for federal income tax has been made.

e. Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for organization costs, wash sales, and net investment loss. Permanent book and tax basis differences will result in reclassification to capital accounts.

f. Repurchase Agreements. The Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is the Fund's policy that the market value of the collateral be at least equal to 100% of the repurchase price including interest. Each subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

g. Organization Expense. Costs incurred in connection with the Fund's organization and initial registration, amounting to approximately $41,674 in the aggregate, were paid by the Fund and are being amortized over 60 months.

2. Purchases and Sales of Securities. For the six months ended June 30, 2000, purchases and sales of securities (excluding short-term investments) were $294,759,626 and $255,884,730 respectively.

3a. Management Fees and Other Transactions with Affiliates. The Fund pays gross management fees to its investment adviser, Nvest Funds Management, L.P. ("Nvest Management") at the annual rate of 1.05% of the Fund's average daily net assets reduced by the amount of any subadviser fees paid by the Fund to its subadvisers as follows: Harris Associates, L.P., at the annual rate of 0.70% of the average daily net assets of its segment of the Fund, Loomis, Sayles & Company, L.P. and RS Investment Management, L.P. at the annual rate of 0.55% of the first $50 million of the average daily net assets of the segment of the Fund which that sub-adviser manages, and 0.50% of such assets in excess of $50 million, and Montgomery Asset Management, LLC at the annual rate of 0.65% of the

================================================================================

For the Six Months Ended June 30, 2000
(unaudited)

first $50 million of the average daily net assets of the segment of the Fund which that subadviser manages, and 0.50% of such assets in excess of $50 million.

Certain officers and directors of Nvest Management are also officers or Trustees of the Fund. Nvest Management, Harris Associates, L.P. and Loomis, Sayles & Company, L.P. are wholly owned subsidiaries of Nvest Companies, L.P. ("Nvest"), which is a subsidiary of Metropolitan Life Insurance Company (see Note 7). Fees earned by Nvest Management and the subadvisers under the management and subadvisory agreements in effect during the six months ended June 30, 2000, are as follows:

            Fees Earned
            -----------
            Nvest Management                          $    600,428
            Harris Associates, L.P.                        108,763
            Loomis, Sayles & Company, L.P.                 206,075
            Montgomery Asset Management, LLC               135,539
            RS Investment Management, L.P.                 261,970
                                                      ------------
                                                      $  1,312,775
                                                      ============

b. Accounting and Administrative Expense. Nvest Services Company, Inc. ("NSC") is a wholly owned subsidiary of Nvest and performs certain accounting and administrative services for the Fund. The Fund pays NSC a group fee for these services equal to the annual rate of 0.035% of the first $5 billion of Nvest Funds' average daily net assets, 0.0325% of the next $5 billion of the Nvest Funds' average daily net assets, and 0.03% of the Nvest Funds' average daily net assets in excess of $10 billion. For the six months ended June 30, 2000, these expenses amounted to $46,283 and are shown separately in the financial statements as accounting and administrative. The effective accounting and administrative fees for the six months ended June 30, 2000 was 0.034%.

c. Transfer Agent Fees. NSC is the transfer and shareholder servicing agent for the Fund and Boston Financial Data Services ("BFDS") serves as the sub-transfer agent for the Fund. NSC receives account fees for all classes of shareholder accounts. NSC and BFDS are also reimbursed for out-of-pocket expenses. For the six months ended June 30, 2000, the Fund paid NSC $267,739 as compensation for its services as transfer agent.

d. Service and Distribution Fees. Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Service Plan relating to the Fund's Class A shares (the "Class A Plan") and Service and Distribution Plans relating to the Fund's Class B and Class C shares (the "Class B and Class C Plans").

Under the Class A Plan, the Fund pays Nvest Funds Distributor, L.P. ("Nvest Funds"), the Fund's distributor (a wholly owned subsidiary of Nvest), a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class A shares, as reimbursement for expenses (including certain payments to securities dealers, who may be affiliated with Nvest Funds) incurred by Nvest Funds in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts. For the six months ended June 30, 2000, the Fund paid Nvest Funds $125,005 in fees under the Class A Plan.

================================================================================

For the Six Months Ended June 30, 2000
(unaudited)

Under the Class B and Class C Plans, the Fund pays Nvest Funds monthly service fees at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with Nvest Funds) incurred by Nvest Funds in providing personal services to investors in Class B and Class C shares and/or the maintenance of shareholder accounts. For the six months ended June 30, 2000 the Fund paid Nvest Funds $148,164 and $39,397 in service fees under the Class B and Class C Plans, respectively.

Also under the Class B and Class C Plans, the Fund pays Nvest Funds monthly distribution fees at the annual rate of 0.75% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with Nvest Funds) incurred by Nvest Funds in connection with the marketing or sale of Class B and Class C shares. For the six months ended June 30, 2000, the Fund paid Nvest Funds $444,493 and $118,191 in distribution fees under the Class B and Class C plans, respectively.

Commissions (including contingent deferred sales charges) on Fund shares paid to Nvest Funds by investors in shares of the Fund during the six months ended June 30, 2000 amounted to $386,400.

e. Trustees Fees and Expenses. The Fund does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of Nvest Management, Nvest Funds, Nvest, NSC or their affiliates. Each other Trustee receives a retainer fee at the annual rate of $40,000 and meeting attendance fees of $3,500 for each meeting of the Board of Trustees attended. Each committee member receives an additional retainer fee at the annual rate of $6,000 while each committee chairman receives a retainer fee (beyond the $6,000 fee) at the annual rate of $4,000. These fees are allocated to the various Nvest Funds based on a formula that takes into account, among other factors, the relative net assets of each Fund.

A deferred compensation plan is available to the Trustees on a voluntary basis. Each participating Trustee will receive an amount equal to the value that such deferred compensation would have been, had it been invested in the Fund or certain other Nvest Funds on the normal payment date. Deferred amounts remain in the Funds until distributed in accordance with the Plan.

4. Capital Shares. At June 30, 2000 there was an unlimited number of shares of beneficial interest authorized, divided into three classes, Class A, Class B and Class C. Transactions in capital shares were as follows:

                                                                 Year Ended,                     Six Months Ended
                                                              December 31, 1999                    June 30, 2000
                                                        ------------------------------    ------------------------------
  Class A                                                   Shares          Amount            Shares           Amount
-----------                                             -------------    -------------    -------------    -------------
Shares sold .........................................      12,987,079    $ 223,593,397        2,228,668    $  56,275,571
Shares issued in connection with the reinvestment of:
   Distributions from net realized gain .............         338,833        7,092,084                0                0
                                                        -------------    -------------    -------------    -------------
                                                           13,325,912      230,685,481        2,228,668       56,275,571
Shares repurchased ..................................     (13,293,729)    (229,357,906)      (1,600,060)     (39,772,375)
                                                        -------------    -------------    -------------    -------------
Net increase (decrease) .............................          32,183    $   1,327,575          628,608    $  16,503,196
                                                        -------------    -------------    -------------    -------------

================================================================================

For the Six Months Ended June 30, 2000
(unaudited)


                                                                 Year Ended,                     Six Months Ended
                                                              December 31, 1999                    June 30, 2000
                                                        ------------------------------    ------------------------------
  Class B                                                   Shares          Amount            Shares           Amount
-----------                                             -------------    -------------    -------------    -------------
Shares sold .........................................         997,712    $  17,773,867        1,021,767    $  25,502,380
Shares issued in connection with the reinvestment of:
   Distributions from net realized gain .............         395,509        8,078,038                0                0
                                                        -------------    -------------    -------------    -------------
                                                            1,393,221       25,851,905        1,021,767       25,502,380
Shares repurchased ..................................        (908,070)     (14,947,215)        (289,797)      (7,098,239)
                                                        -------------    -------------    -------------    -------------
Net increase (decrease) .............................         485,151    $  10,904,690          731,970    $  18,404,141
                                                        -------------    -------------    -------------    -------------

                                                                 Year Ended,                     Six Months Ended
                                                              December 31, 1999                    June 30, 2000
                                                        ------------------------------    ------------------------------
  Class C                                                   Shares          Amount            Shares           Amount
-----------                                             -------------    -------------    -------------    -------------
Shares sold .........................................         432,575    $   7,736,382          458,059    $  11,449,221
Shares issued in connection with the reinvestment of:
   Distributions from net realized gain .............          94,832        1,937,150                0                0
                                                        -------------    -------------    -------------    -------------
                                                              527,407        9,673,532          458,059       11,449,221
Shares repurchased ..................................        (386,906)      (6,312,356)        (198,568)      (5,119,689)
                                                        -------------    -------------    -------------    -------------
Net increase (decrease) .............................         140,501    $   3,361,176          259,491    $   6,329,532
                                                        -------------    -------------    -------------    -------------
Increase derived from capital shares transactions ...         657,835    $  15,593,441        1,620,069    $  41,236,869
                                                        =============    =============    =============    =============

5. Line of Credit. The Fund along with the other portfolios that comprise the Nvest Funds (the "Funds") participate in a $100,000,000 committed line of credit provided by Citibank, N.A. under a credit agreement (the "Agreement") dated March 3, 2000. Advances under the Agreement are taken primarily for temporary or emergency purposes. Borrowings under the Agreement bear interest at a rate tied to one of several short-term rates that may be selected from time to time. In addition, the Funds are charged a facility fee equal to 0.08% per annum on the unused portion of the line of credit. The annual cost of maintaining the line of credit and the facility fee is apportioned pro rata among the participating Funds. There were no borrowings as of or during the six months ended June 30, 2000.

6. Security Lending. The Fund has entered into an agreement with a third party to lend its securities. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. The Fund receives fees for lending its securities. There were no securities on loan at June 30, 2000.

7. Subsequent Event. Nvest, L.P., and its affiliated operating partnership, Nvest Companies, L.P., have entered into an agreement for CDC Asset Management to acquire all of their outstanding partnership units. CDC Asset Management is the investment management arm of France's Caisse des Depots et Consignations, which is a major diversified financial institution. Nvest will be renamed CDC Asset Management-North America and it will continue to use the holding company structure. Nvest affiliates will retain their investment independence, brand names, management and operating autonomy. The transaction will not affect daily operations of the Nvest Funds or the investment management activities of the Funds' investment advisers or subadvisers.

================================================================================

For the Six Months Ended June 30, 2000
(unaudited)

Consummation of the transaction with CDC is subject to a number of contingencies, including regulatory approvals and approval of the unitholders of Nvest, L.P. and Nvest Companies L.P. Under the rules for mutual funds the transaction may result in a change of control for the Nvest affiliates. Consequently, it is anticipated that the Nvest affiliates will seek approval of new agreements from the Board of Trustees and shareholders prior to the consummation of the transaction. The transaction is expected to close in the fourth quarter of 2000.

================================================================================

                           NVEST STAR SMALL CAP FUND
                             NVEST STAR VALUE FUND
                            NVEST STAR ADVISERS FUND
 Supplement dated August 21, 2000 to Nvest Star Funds Prospectuses Classes A, B
                    and C and Class Y each dated May 1, 2000


Nvest Star Small Cap Fund

Clyde S. McGregor, C.F.A., has become co-portfolio manager of the Harris Associates segment of Nvest Star Small Cap Fund, joining James P. Benson, who has managed the segment since November 1999. Mr. McGregor, who has replaced Steven J. Reid, joined Harris Associates as an analyst in 1981 and began managing portfolios in 1986. He holds an M.B.A. in Finance from the University of Wisconsin-Madison (1977) and a B.A. in Economics and Religion from Oberlin College (1974).

The investment approach of the Harris Associates segment of the Fund remains the same.

Nvest Star Value Fund

Effective August 1, 2000, Margaret Buescher is the sole portfolio manager for the segment of the Fund managed by Vaughan, Nelson, Scarborough & McCullough.

Nvest Star Advisers Fund

Effective August 1, 2000, Joseph Gatz remains the lead portfolio manager and Daniel Thelen remains a co-portfolio manager for the segment of the Fund managed by Loomis Sayles.

                             REGULAR INVESTING PAYS

================================================================================

                                           Five Good Reasons to Invest Regularly
--------------------------------------------------------------------------------

1.   It's an easy way to build assets.
2.   It's convenient and effortless.
3.   It requires a low minimum to get started.
4. It can help you reach important long-term goals like financing retirement or college funding.
5.   It can help you benefit from the ups and downs of the market.

With Investment Builder, Nvest Funds' automatic investment program, you can invest as little as $100 a month in your Nvest fund automatically -- without even writing a check. And, as you can see from the chart below, your monthly investments can really add up over time.


                                                  The Power of Monthly Investing

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                  100            $200            $500
25 Years        $91,236        $182,472        $456,181


Assumes an 8% fixed rate of return compounded monthly and does not allow for taxes. Results are not indicative of the past or future results of any Nvest Funds. The value and return on Nvest Funds fluctuate with changing market conditions.

This program cannot assure a profit nor protect against a loss in a declining market. It does, however, ensure that you buy more shares when the price is low and fewer shares when the price is high. Because this program involves continuous investment in securities regardless of fluctuating prices, investors should consider their financial ability to continue purchases during periods of high or low prices.

You can start an Investment Builder program with your current Nvest Funds account. To open an Investment Builder account today, call your financial representative or Nvest Funds at 800-225-5478.

Please call Nvest Funds for a prospectus, which contains more information, including charges and other ongoing expenses. Please read prospectus carefully before you invest.

                                   NVEST FUNDS

================================================================================


      LARGE-CAP EQUITY FUNDS             GLOBAL/INTERNATIONAL EQUITY
        Capital Growth Fund                  Star Worldwide Fund
        Kobrick Growth Fund               International Equity Fund
           Growth Fund
      Growth and Income Fund                CORPORATE INCOME FUNDS
           Balanced Fund               Short Term Corporate Income Fund
          Star Value Fund                      Bond Income Fund
                                               High Income Fund
       ALL-CAP EQUITY FUNDS                 Strategic Income Fund
        Star Advisers Fund
       Kobrick Capital Fund                GOVERNMENT INCOME FUNDS
          Bullseye Fund               Limited Term U.S. Government Fund
        Equity Income Fund                Government Securities Fund

      SMALL-CAP EQUITY FUNDS                  MONEY MARKET FUNDS*
        Star Small Cap Fund                  Cash Management Trust
   Kobrick Emerging Growth Fund         Tax Exempt Money Market Trust

                                * Investments in money market funds are not
                                  insured or guaranteed by the FDIC or any
                                              government agency.


                              TAX-FREE INCOME FUNDS
                              Municipal Income Fund
                           Intermediate Term Tax Free
                               Fund of California
                       Massachusetts Tax Free Income Fund


To learn more, and for a free prospectus, contact your financial representative.

                    Visit our Web site at www.nvestfunds.com
                          Nvest Funds Distributor, L.P.
                               399 Boylston Street
                                Boston, MA 02116
                             Toll Free 800-225-5478

     This material is authorized for distribution to prospective investors when it is preceded or accompanied by the Fund's current prospectus, which contains information about distribution charges, management and other items of interest. Investors are advised to read the prospectus carefully before investing.

     Nvest Funds Distributor, L.P, and other firms selling shares of Nvest Funds are members of the National Association of Securities Dealers, Inc. (NASD). As a service to investors, the NASD has asked that we inform you of the availability of a brochure on its Public Disclosure Program. The program provides access to information about securities firms and their representatives. Investors may obtain a copy by contacting the NASD at 800-289-9999 or by visiting their Web site at www.NASDR.com.

[LOGO] Nvest Funds(SM)
       Where The Best Minds Meet(R)



          SC58-0600
[LOGO] Printed On Recycled Paper

                                SEMIANNUAL REPORT

================================================================================


[LOGO] Nvest Funds(SM)
       Where The Best Minds Meet(R)

--------------------------------------------------------------------------------


                                                      Nvest Star Value Fund


                                                               Where
                                                             The Best
                                                           Minds Meet(R)




-----------------                                     Please read the prospectus
  June 30, 2000                                           supplement on page 24.
-----------------

                              PRESIDENT'S MESSAGE

================================================================================

                                                                     August 2000
--------------------------------------------------------------------------------


[PHOTO]
John T. Hailer
President and Chief
Executive Officer
Nvest Funds

"No matter how you react to shifting markets, don't let short-term events derail your long-range program. Consult your financial representative before you make any changes."


In an effort to protect the U.S. economy from the specter of renewed inflation, the Federal Reserve Board has raised interest rates six times in the past 12 months -- three times during the first six months of 2000. Because higher interest rates cut into corporate profits and make financial assets less attractive, the markets have been undergoing a period of heightened volatility.

Your choice of investment tools

Investors react to volatility in different ways. Some seek safer harbors; others define risk as opportunity and add selectively to their portfolios. Regardless of which type of investor you may resemble, remember that Nvest funds cover a wide spectrum of investments, from conservative to aggressive. These include a comprehensive family of equity and fixed-income funds that may complement your current holdings, as well as funds that combine different investment styles in a single portfolio.

For example, Nvest Star funds' multi-manager approach can help you through periods of market volatility by offering you greater diversification than single-manager funds. Each Nvest Star fund is composed of four separate segments run by managers with distinct investment disciplines -- a strategy that allows investors to benefit from different investment styles and diversified portfolio holdings, seeking superior long-term results with reduced risk. We search for the strongest candidates to manage each segment, using approaches that complement one another in varying market conditions.

No matter how you react to shifting markets, don't let short-term events derail your long-range program. Consult your financial representative before you make any changes.

Nvest is poised for global growth

As you may know, Nvest Companies is under agreement to be acquired by CDC Asset Management, a leading French institutional money management company and a major global financial institution. CDC's expertise in European stock and bond markets will be a resource for the premier U.S. investment management teams who manage our funds. Nvest Funds will continue to operate independently, but with broader resources to bring you attractive, innovative products and services. Since your vote will be required, you will receive proxy information in September. In the meantime, if you would like more information, you are welcome to call your financial representative or us, or visit our web site, www.nvestfunds.com.

                                                              /s/ John T. Hailer


--------------------------------------------------------------------------------
 NOT FDIC INSURED             MAY LOSE VALUE           NO BANK GUARANTEE
--------------------------------------------------------------------------------

                             NVEST STAR VALUE FUND

================================================================================

                                        Investment Results Through June 30, 2000
--------------------------------------------------------------------------------

Putting Performance in Perspective

The charts comparing Nvest Star Value Fund's performance to a benchmark index provide you with a general sense of how your Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. Your Fund's total return for the period shown below appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged, and has no expenses that affect the results. It is not possible to invest directly in an index. In addition, few investors could purchase all of the securities necessary to match the index and would incur transaction costs and other expenses even if they could.

                                Growth of a $10,000 Investment in Class A Shares

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                          June 1990 through June 2000*

                      NAV           MSC     Russell 1000 Value
         --------------------------------------------------------
         6/00        27,983        26,368        41,314
         6/99        33,480        31,554        45,360
         6/98        31,870        30,038        38,979
         6/97        27,703        26,111        30,254
         6/96        21,016        19,808        22,715
         6/95        17,465        16,461        18,226
         6/94        14,456        13,625        15,135
         6/93        13,538        12,759        14,894
         6/92        11,644        10,975        12,213
         6/91        10,193         9,607        10,534
         6/90        10,000         9,425        10,000


This illustration represents past performance and does not guarantee future results. Share price and return will vary and you may have a gain or loss when you sell your shares. Other classes of shares are available for which performance, fees and expenses will differ. All results include reinvestment of dividends and capital gains.

*    Restructured as an Nvest Star fund in February 2000.

                             NVEST STAR VALUE FUND

================================================================================

                                           Average Annual Total Returns--6/30/00
--------------------------------------------------------------------------------

    Class A (Inception 6/5/70)           6 Months            1 Year              5 Years            10 Years
    Net Asset Value(1)                     -5.37%            -16.33%              9.89%              10.84%
    With Maximum Sales Charge(2)          -10.76             -21.13               8.59               10.18
---------------------------------------------------------------------------------------------------------------
    Class B (Inception 9/13/93)          6 Months            1 Year              5 Years        Since Inception
    Net Asset Value(1)                     -5.75%            -16.99%              9.08%               9.95%
    With CDSC(3)                          -10.46             -20.41               8.85                9.95
---------------------------------------------------------------------------------------------------------------
    Class C (Inception 12/30/94)         6 Months            1 Year              5 Years        Since Inception
    Net Asset Value(1)                    -5.88%             -17.10%              9.07%              11.59%
    With CDSC(3)                          -6.82              -17.78               9.07               11.59
---------------------------------------------------------------------------------------------------------------
    Class Y (Inception 3/31/94)          6 Months            1 Year              5 Years        Since Inception
    Net Asset Value(1)                    -5.12%             -16.03%             10.20%              11.56%
---------------------------------------------------------------------------------------------------------------

                                                                                                 Since     Since     Since
                                                                                                 Fund's    Fund's    Fund's
                                                                                                 Class B   Class C   Class Y
    Comparative Performance                             6 Months   1 Year   5 Years  10 Years    Incept.   Incept.   Incept.
     Russell 1000 Value(4)                               -4.23%    -8.92%    17.78%    15.24%    12.23%    16.78%    14.39%
     Morningstar Large Cap Value Average(5)              -1.92     -5.21     15.56     13.36     14.02     17.23     15.46
     Lipper Multi-Cap Value Average(6)                   -0.47     -3.99     14.20     12.90     12.90     13.35     16.21
----------------------------------------------------------------------------------------------------------------------------

Notes to Charts

These returns represent past performance and do not guarantee future results. Share price and return will vary and you may have a gain or loss when you sell your shares. Recent returns may be higher or lower than those shown. Loomis Sayles, the Fund's manager since July 1, 1996, was joined by Harris Associates/Oakmark Funds; Vaughan, Nelson and Westpeak with the restructuring of the Fund to a multi-manager Star fund in February 2000. Results for earlier periods reflect performances under previous subadvisers. Class Y shares are available to certain institutional investors only.

(1) These results include reinvestment of any dividends and capital gains, but do not include a sales charge.

(2) These results include reinvestment of any dividends and capital gains, and the maximum sales charge of 5.75%.

(3) These results reinvestment of any dividends and capital gains. Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge
     (CDSC) applied when you sell shares. Class C share performance assumes a 1.00% CDSC when you sell shares within one year of purchase.

(4) Russell 1000 Value is an unmanaged index of the largest 1000 U.S. companies within the Russell 3000, selected for their value orientation. You may not invest directly in an index. Class B since inception return is calculated from 9/30/93.

(5) Morningstar Large Cap Value Average is the average performance without sales charges of funds with similar investment objectives as calculated by Morningstar, Inc.. Class B since inception return is calculated from 9/30/93.

(6) Lipper Multi-Cap Value Average is the average performance at net asset value of all mutual funds with a similar current investment style or objective as determined by Lipper Inc. Class B since inception return is calculated from 9/30/93.

                             NVEST STAR VALUE FUND

================================================================================

                                                Overview: How the Fund Performed
--------------------------------------------------------------------------------

During the first six months of 2000, broad-based stock market volatility led to renewed investor interest in value stocks. While growth stocks outperformed value stocks for the six-month period, returns on value stocks finally emerged from more than a year in the doldrums. For the six months ended June 30, 2000, Nvest Star Value Fund Class A shares returned -5.37% at net asset value, compared with a return of -4.23% on its benchmark, the Russell 1000 Value Index.

This Fund was restructured as an Nvest Star fund in February, and changed its name to Nvest Star Value Fund. The foundation of the Nvest Funds Star concept is a multi-manager investment approach, which offers shareholders an opportunity to diversify among individual securities as well as the investment styles and strategies of several established management firms. Nvest Star Value Fund is now composed of four separate portfolio segments, each managed by a different investment management firm. The extra diversification provided by employing different investment styles is designed to balance out market swings over time, seeking superior long-term performance relative to conventional funds that employ only one strategy.

The chart below shows the proportion of assets under the management of each subadviser. The proportions grow and shrink relative to one another depending on the relative returns of each subadviser and the markets in which they invest.

                            Portfolio Mix -- 6/30/00

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

          Harris/Oakmark                                    22.5%
          Vaughan, Nelson                                   25.2%
          Westpeak                                          25.6%
          Loomis Sayles                                     26.7%

     Portfolio holdings and asset allocations will vary.

A challenging market led to renewed interest in value stocks

The Federal Reserve Board's commitment to containing inflation by slowing the pace of economic growth led to a series of interest rate hikes during the period. While the Fed's inflation-fighting policy triggered a sell-off in the stock market, it also had the effect of refocusing investors' attention on value stocks. The selling price of a value stock does not appear to adequately reflect the full value of a company's assets or growth potential. Value stocks may be bargains because the market has not yet perceived a positive change within the company, or they may be in a market sector that is out of favor with investors. Value-oriented investors

                             NVEST STAR VALUE FUND

================================================================================


--------------------------------------------------------------------------------

emphasize the price of a company's stock at least as much as its earnings or sales growth. During the January to June 2000 period, many investors gradually became concerned about the relatively high prices of growth stocks, some of which had soared in value despite the fact that they had yet to turn a profit. As a result, they sought opportunities in value areas of the market -- sectors they had largely ignored for more than a year.

                         Top 10 Portfolio Sectors--6/30/00

                                                       % of
                      Sector                         Net Assets
                    -------------------------------------------
                      1.  Banks                         10.0
                    -------------------------------------------
                      2.  Telecommunications            6.0
                    -------------------------------------------
                      3.  Domestic Oil                  4.5
                    -------------------------------------------
                      4.  Computer Software & Services  4.1
                    -------------------------------------------
                      5.  Drugs & Healthcare            3.9
                    -------------------------------------------
                      6.  Financial Services            3.4
                    -------------------------------------------
                      7.  Machinery                     3.3
                    -------------------------------------------
                      8.  Computer Hardware             3.3
                    -------------------------------------------
                      9.  Insurance                     3.0
                    -------------------------------------------
                     10.  Foods                         2.8
                    -------------------------------------------

               Portfolio holdings and asset allocation will vary.

Value investors benefited from a return to "old economy" stocks

The first half of 2000 encompassed two contrasting periods for value investors. For most of the first three months, investors continued to disregard the potential that could be found in value stocks. Instead, they focused on rapidly growing "new economy" stocks in the technology, media and telecommunications areas of the market. In late March, however, market sentiment changed. Concerns about higher interest rates and rising valuations on growth stocks led to a sell-off in the equity markets, and for several weeks there were broad swings in stock prices. As a result, investors sought the relative safety of more traditional companies, or what have come to be known as "old economy" stocks. Investors who had kept their faith in value stocks benefited from this shift in sentiment, as increased market interest improved valuations. The renewed emphasis on value stocks was a short-term event, however. While value stocks retained their gains, by the end of the period investors once again turned their attention to the growth area of the market.

Nvest Star Value Fund's subadvisers use separate strategies

While all of the Fund's subadvisers focus on price when selecting stocks for their segments, each adviser brings its own expertise and style to the investing process. Companies of virtually every size and in a variety of industries are represented in Nvest Star Value Fund's four portfolio segments.

                             NVEST STAR VALUE FUND

================================================================================


--------------------------------------------------------------------------------

                        Top 10 Portfolio Holdings--6/30/00

                                                       % of
                      Sector                         Net Assets
                    -------------------------------------------
                      1.  Exxon Mobil Corp.             3.5
                    -------------------------------------------
                      2.  Citigroup, Inc.               3.3
                    -------------------------------------------
                      3.  American International
                            Group, Inc.                 2.0
                    -------------------------------------------
                      4.  Chase Manhattan Corp.         1.7
                    -------------------------------------------
                      5.  Ceridian Corp.                1.7
                    -------------------------------------------
                      6.  Hewlett-Packard Co.           1.7
                    -------------------------------------------
                      7.  Toys R Us, Inc.               1.6
                    -------------------------------------------
                      8.  Bell Atlantic Corp.           1.5
                    -------------------------------------------
                      9.  Eaton Corp.                   1.5
                    -------------------------------------------
                     10.  Washington Mutual, Inc.       1.5
                    -------------------------------------------

               Portfolio holdings and asset allocation will vary.

For example, although the Loomis Sayles segment was well diversified among several industries, its largest commitment was to financial and utility stocks. This strategy detracted from performance in the first quarter of 2000 but led to solid gains in the second quarter. The Harris/Oakmark segment invested in stocks that were selling at significant discounts to the business value of the underlying companies. Vaughan, Nelson, Scarborough and McCullough looked to financial and energy companies to prosper in an environment of higher interest rates and moderating economic growth. Westpeak attempted to strike a balance between stocks with growth and value characteristics.

Our outlook is for continued value orientation

The re-emergence of interest in value stocks that began in March is encouraging. We believe investors will continue to seek opportunities in a wide spectrum of companies--not just hot technology stocks--and place greater emphasis on quality and value. In the months ahead, we think value stocks should become a larger part of investors' portfolios. We expect the market volatility of the past six months to continue at least until investors are sure that the Fed has finished raising interest rates. While we expect the Fed to be successful in slowing the pace of economic growth, we do not anticipate a recession. We look forward to an environment of relatively strong economic growth and relatively low inflation. Such an economic backdrop should be positive for value stocks.

This portfolio managers' commentary reflects the conditions and actions taken during the reporting period, which are subject to change. A shift in opinion may result in strategic and other portfolio changes.

Nvest Star Value Fund may invest in foreign securities, which have special risks. Value stocks can fall out of favor with investors and may underperform growth stocks during certain market conditions. These risks affect your investment's value. Share price and return will vary and you may have a gain or loss when you sell your shares.

                             PORTFOLIO COMPOSITION

================================================================================
Investments as of June 30, 2000
(unaudited)

Common Stock-- 96.1% of Total Net Assets

    Shares       Description                                                            Value (a)
---------------------------------------------------------------------------------------------------
                 Aerospace -- 0.5%
       10,100    Boeing Co. ....................................................      $     422,306
       10,000    Honeywell International, Inc. .................................            336,875
        5,000    United Technologies Corp. .....................................            294,375
                                                                                      -------------
                                                                                          1,053,556
                                                                                      -------------
                 Aerospace & Defense -- 0.4%
       14,500    Northrop Grumman Corp. ........................................            960,625
                                                                                      -------------
                 Airlines -- 0.7%
        8,100    Delta Air Lines, Inc. .........................................            409,556
       17,800    UAL Corp. (c)..................................................          1,035,738
                                                                                      -------------
                                                                                          1,445,294
                                                                                      -------------
                 Aluminum -- 0.1%
        4,600    Alcan Aluminium Ltd. ..........................................            142,600
                                                                                      -------------
                 Apparel & Textiles -- 1.1%
      100,000    Jones Apparel Group, Inc. (c)..................................          2,350,000
                                                                                      -------------
                 Auto & Related -- 0.8%
       12,200    Ford Motor Co. ................................................            524,600
       18,800    General Motors Corp. ..........................................          1,091,575
        3,700    Lear Corp. (c).................................................             74,000
        1,597    Visteon Corp. .................................................             19,368
                                                                                      -------------
                                                                                          1,709,543
                                                                                      -------------
                 Banks -- 10.0%
       45,000    Bank of New York Co., Inc. ....................................          2,092,500
       20,000    Bank One Corp. ................................................            531,250
       80,100    Chase Manhattan Corp. .........................................          3,689,606
      116,600    Citigroup, Inc. ...............................................          7,025,150
       24,200    Golden State Bancorp, Inc. (c).................................            435,600
       23,000    PNC Bancorp, Inc. .............................................          1,078,125
       30,000    U.S. Bancorp...................................................            577,500
        4,600    UnionBanCal Corp. .............................................             85,387
      110,000    Washington Mutual, Inc. .......................................          3,176,250
       73,000    Wells Fargo Co. ...............................................          2,828,750
                                                                                      -------------
                                                                                         21,520,118
                                                                                      -------------
                 Broadcasting -- 1.3%
       65,000    AT&T Corp., Liberty Media Group, Class A (c)...................          1,576,250
        5,700    Cabletron Systems, Inc. (c)....................................            143,925
       12,000    New York Times Co. ............................................            474,000
        7,500    Viacom, Inc. ..................................................            512,813
                                                                                      -------------
                                                                                          2,706,988
                                                                                      -------------
                 Building & Related -- 0.8%
       12,000    Black & Decker Corp. ..........................................            471,750
       25,000    Martin Marietta Materials, Inc. ...............................          1,010,938
        2,400    Nucor Corp.....................................................             79,650
        2,500    Southdown, Inc.................................................            152,500
                                                                                      -------------
                                                                                          1,714,838
                                                                                      -------------
                 Business Services -- 1.7%
        6,000    Computer Sciences Corp. .......................................            448,125
      120,000    Equifax, Inc. .................................................          3,150,000
        3,200    Manpower, Inc. ................................................            102,400
                                                                                      -------------
                                                                                          3,700,525
                                                                                      -------------
                 Chemicals-Major -- 1.3%
       21,000    Dow Chemical Co. ..............................................            633,938
       10,300    E.l. du Pont de Nemours & Co. .................................            450,625
       21,280    Pharmacia & Upjohn, Inc. ......................................          1,099,910
       15,500    Praxair, Inc. .................................................            580,281
                                                                                      -------------
                                                                                          2,764,754
                                                                                      -------------
                 Communication Services -- 0.9%
       57,000    Motorola, Inc. ................................................          1,656,563
        3,200    Omnicom Group, Inc. ...........................................            285,000
                                                                                      -------------
                                                                                          1,941,563
                                                                                      -------------
                 Computer Hardware -- 3.3%
       42,400    Apple Computer, Inc. ..........................................          2,220,700
       51,250    Compaq Computer Corp. .........................................          1,310,078
       25,450    International Business Machines Corp. .........................          2,788,366
        1,600    SanDisk Corp. .................................................             97,900
        6,800    Sun Microsystems, Inc. (c).....................................            618,375
                                                                                      -------------
                                                                                          7,035,419
                                                                                      -------------
                 Computer Software -- 2.7%
      150,000    Ceridian Corp. (c).............................................          3,609,375
       15,200    Cisco Systems, Inc. (c)........................................            966,150
       10,000    Computer Associates International, Inc. .......................            511,875
        8,100    Oracle Corp. (c)...............................................            680,906
                                                                                      -------------
                                                                                          5,768,306
                                                                                      -------------
                 Computer Software & Services -- 4.1%
        1,200    Ariba, Inc. ...................................................            117,656
       28,750    Hewlett-Packard Co. ...........................................          3,590,156
       26,200    Microsoft Corp. (c)............................................          2,096,000
      106,500    NOVA Corp. (c).................................................          2,975,344
                                                                                      -------------
                                                                                          8,779,156
                                                                                      -------------
                 Construction Equipment -- 1.2%
       85,000    USG Corp. .....................................................          2,581,875
                                                                                      -------------
                 Consumer Goods & Services -- 2.4%
        1,900    Bausch & Lomb, Inc. ...........................................            147,012
       23,200    Colgate-Palmolive..............................................          1,389,100
       37,500    Hasbro, Inc. ..................................................            564,844
      240,000    Mattel, Inc. ..................................................          3,165,000
                                                                                      -------------
                                                                                          5,265,956
                                                                                      -------------


6                  See accompanying notes to financial statements.

================================================================================
Investments as of June 30, 2000
(unaudited)

Common Stock -- continued

    Shares       Description                                                            Value (a)
---------------------------------------------------------------------------------------------------
                 Consumer Products -- 1.6%
       10,000    Avery Dennison Corp. ..........................................      $     671,250
      120,000    Fort James Corp. ..............................................          2,775,000
                                                                                      -------------
                                                                                          3,446,250
                                                                                      -------------
                 Domestic Oil  -- 4.5%
        6,250    Chevron Corp. .................................................            530,078
       95,800    Exxon Mobil Corp. .............................................          7,520,300
       16,900    Texaco, Inc. ..................................................            899,925
       30,500    USX-Marathon Group, Inc. ......................................            764,406
                                                                                      -------------
                                                                                          9,714,709
                                                                                      -------------
                 Drugs & Healthcare -- 3.9%
       33,600    Bristol-Myers Squibb Co. ......................................          1,957,200
       66,800    HCA-The Healthcare Co. ........................................          2,029,050
        7,300    Johnson & Johnson, Inc. .......................................            743,688
       35,100    Merck & Co. ...................................................          2,689,537
       13,500    Schering-Plough Corp. .........................................            681,750
        3,400    UnitedHealth Group, Inc. ......................................            291,550
                                                                                      -------------
                                                                                          8,392,775
                                                                                      -------------
                 Electric Utilities -- 2.2%
       11,000    Constellation Energy Group.....................................            358,187
       10,000    Duke Power Co. ................................................            563,750
       36,000    General Electric Co. ..........................................          1,908,000
        6,250    Northeast Utilities............................................            135,938
       23,000    PECO Energy Co. ...............................................            927,187
        5,800    PPL Corp. .....................................................            127,238
       11,200    Public Service Enterprise Group................................            387,800
        8,100    Reliant Energy, Inc. ..........................................            239,456
                                                                                      -------------
                                                                                          4,647,556
                                                                                      -------------
                 Electronics -- 1.8%
        2,097    Agilent Technologies, Inc. ....................................            154,654
        2,800    AVX Corp. .....................................................             64,225
        1,400    Corning, Inc. .................................................            377,825
       13,750    Emerson Electric Co. ..........................................            830,156
        9,000    Koninklijke (Royal) Philips Electronics NV (ADR)...............            427,500
        7,500    Litton Industries, Inc. .......................................            315,000
        1,700    LSI Logic Corp. (c)............................................             92,013
        3,100    Parker-Hannifin Corp ..........................................            106,175
        1,500    Teradyne, Inc. ................................................            110,250
      118,300    U.S. Industries, Inc. (c)......................................          1,434,387
                                                                                      -------------
                                                                                          3,912,185
                                                                                      -------------
                 Financial Services -- 3.4%
        4,300    Ambac Financial Group, Inc. ...................................            235,694
       24,600    American General Corp. ........................................          1,500,600
        7,200    AXA Financial, Inc. ...........................................            244,800
       49,900    Fannie Mae.....................................................          2,604,156
       52,300    FleetBoston Financial Corp. ...................................          1,778,200
        7,500    Household International, Inc. .................................            311,719
        3,200    J.P. Morgan & Co., Inc. .......................................            352,400
        7,000    Lincoln National Corp., Inc. ..................................            252,875
        3,000    SLM Holding Corp. .............................................            112,313
                                                                                      -------------
                                                                                          7,392,757
                                                                                      -------------
                 Foods -- 2.8%
       46,300    PepsiCo, Inc. .................................................          2,057,456
       16,250    Philip Morris Companies, Inc. .................................            431,641
       31,700    Quaker Oats Co. ...............................................          2,381,462
       13,800    Ralston-Purina Group. .........................................            275,138
       35,000    Sara Lee Corp. ................................................            675,937
        6,300    Sysco Corp. ...................................................            265,388
                                                                                      -------------
                                                                                          6,087,022
                                                                                      -------------
                 Forest Products -- 0.2%
       10,000    Weyerhaeuser Co. ..............................................            430,000
                                                                                      -------------
                 Gas & Pipeline Utilities -- 0.8%
       17,400    Columbia Gas Systems, Inc. ....................................          1,141,875
       11,250    El Paso Energy Corp. ..........................................            573,047
                                                                                      -------------
                                                                                          1,714,922
                                                                                      -------------
                 Health Care-Services -- 2.0%
       10,900    CIGNA Corp. ...................................................          1,019,150
       33,900    Pfizer, Inc. ..................................................          1,627,200
       59,100    Tenet Healthcare Corp. ........................................          1,595,700
        1,600    Wellpoint Health Networks, Inc. ...............................            115,900
                                                                                      -------------
                                                                                          4,357,950
                                                                                      -------------
                 Household Products -- 1.2%
      160,000    Dial Corp. ....................................................          1,660,000
       13,750    Kimberly-Clark Corp. ..........................................            788,906
        2,400    Whirlpool Corp. ...............................................            111,900
                                                                                      -------------
                                                                                          2,560,806
                                                                                      -------------
                 Industrial Services -- 0.0%
        2,800    Rockwell International Corp. ..................................             88,200
                                                                                      -------------
                 Industrials -- 1.0%
       43,000    Sprint Corp. ..................................................          2,193,000
                                                                                      -------------
                 Information Services -- 0.3%
       19,000    Dun & Bradstreet Corp. ........................................            543,875
                                                                                      -------------
                 Insurance -- 3.0%
       36,250    American International Group, Inc. ............................          4,259,375
       16,000    Aon Corp. .....................................................            497,000
        4,000    Chubb Corp. ...................................................            246,000
       60,000    Conseco, Inc. .................................................            585,000


                 See accompanying notes to financial statements.               7

================================================================================
Investments as of June 30, 2000
(unaudited)

Common Stock -- continued

    Shares       Description                                                            Value (a)
---------------------------------------------------------------------------------------------------
                 Insurance -- continued
        3,000    Marsh & McLennan Co., Inc. ....................................      $     313,312
        5,600    MGIC Investment Corp. .........................................            254,800
        2,500    PMI Group, Inc. ...............................................            118,750
        3,600    Radian Group, Inc. (c).........................................            186,300
                                                                                      -------------
                                                                                          6,460,537
                                                                                      -------------
                 Investment Banking/Broker/Management -- 1.6%
        3,600    Bear Stearns Cos., Inc. .......................................            149,850
       22,800    E*TRADE Group, Inc. ...........................................            376,200
       19,800    Merrill Lynch & Co., Inc. .....................................          2,277,000
        7,500    The Goldman Sachs Group, Inc. .................................            711,562
                                                                                      -------------
                                                                                          3,514,612
                                                                                      -------------
                 Investment Companies -- 1.6%
       14,400    Lehman Brothers Holdings, Inc. ................................          1,361,700
       19,300    Morgan Stanley Dean Witter & Co. ..............................          1,606,725
       10,000    Paine Webber Group, Inc. ......................................            455,000
                                                                                      -------------
                                                                                          3,423,425
                                                                                      -------------
                 Leisure -- 2.5%
      240,000    Toys R Us, Inc. (c)............................................          3,495,000
       49,850    Walt Disney Co. ...............................................          1,934,803
                                                                                      -------------
                                                                                          5,429,803
                                                                                      -------------
                 Liquor -- 0.5%
       15,000    Anheuser-Busch Companies, Inc. ................................          1,120,313
                                                                                      -------------
                 Machinery -- 3.3%
        5,000    Applied Materials, Inc. (c)....................................            453,125
        5,000    Caterpillar, Inc. .............................................            169,375
       80,000    Cooper Industries, Inc. .......................................          2,605,000
        4,500    Deere & Co. ...................................................            166,500
        5,100    Dover Corp. ...................................................            206,869
       49,000    Eaton Corp. ...................................................          3,283,000
        4,100    Ingersoll-Rand Co. ............................................            165,025
                                                                                      -------------
                                                                                          7,048,894
                                                                                      -------------
                 Manufacturing -- 0.7%
       17,000    Minnesota Mining & Manufacturing Co. ..........................          1,402,500
                                                                                      -------------
                 Medical Services -- 1.7%
        2,600    Allergan, Inc. ................................................            193,700
       43,250    Baxter International, Inc. ....................................          3,041,016
        4,700    Cardinal Health, Inc. .........................................            347,800
        3,000    Stryker Corp. (c)..............................................            131,250
                                                                                      -------------
                                                                                          3,713,766
                                                                                      -------------
                 Metals & Mining -- 0.1%
        7,400    Alcoa, Inc. ...................................................            214,600
                                                                                      -------------
                 Natural Gas -- 0.9%
       30,000    Enron Corp. ...................................................          1,935,000
                                                                                      -------------
                 Oil & Gas-Drilling Equipment -- 0.7%
       17,000    Baker Hughes, Inc. ............................................            544,000
       20,000    Transocean Sedco Forex, Inc. ..................................          1,068,750
                                                                                      -------------
                                                                                          1,612,750
                                                                                      -------------
                 Oil & Gas-Major Integrated -- 1.5%
        8,200    BP Amoco PLC (ADR).............................................            463,812
       22,800    Coastal Corp. .................................................          1,387,950
       63,000    Conoco, Inc., Class A..........................................          1,386,000
                                                                                      -------------
                                                                                          3,237,762
                                                                                      -------------
                 Paper & Forest Products -- 0.5%
       23,300    Georgia Pacific Corp., Timber Group............................            611,625
       18,800    Willamette Industries, Inc. ...................................            512,300
                                                                                      -------------
                                                                                          1,123,925
                                                                                      -------------
                 Photography-Imaging -- 0.3%
        9,500    Lexmark International Group, Inc., Class A (c).................            638,875
                                                                                      -------------
                 Pollution Control -- 0.8%
       86,600    Waste Management, Inc. ........................................          1,645,400
                                                                                      -------------
                 Property & Casualty Insurance -- 1.1%
       88,000    ACE, Ltd. .....................................................          2,464,000
                                                                                      -------------
                 Publishing -- 1.0%
       23,600    Gannett Co. ...................................................          1,411,575
       11,900    McGraw-Hill Co., Inc. .........................................            642,600
                                                                                      -------------
                                                                                          2,054,175
                                                                                      -------------
                 Restaurants -- 1.6%
       16,250    McDonald's Corp. ..............................................            535,234
      100,000    Tricon Global Restaurants, Inc. (c)............................          2,825,000
                                                                                      -------------
                                                                                          3,360,234
                                                                                      -------------
                 Retail -- 0.5%
       22,900    Home Depot, Inc. ..............................................          1,143,569
                                                                                      -------------
                 Retail-General Merchandise -- 0.4%

       10,600    Limited, Inc. .................................................            229,225
       12,800    Wal-Mart Stores, Inc. .........................................            737,600
                                                                                      -------------
                                                                                            966,825
                                                                                      -------------


8                See accompanying notes to financial statements.

================================================================================
Investments as of June 30, 2000
(unaudited)

Common Stock -- continued

    Shares       Description                                                            Value (a)
---------------------------------------------------------------------------------------------------
                 Retail-Specialty -- 1.2%
        2,200    Circuit City Stores............................................       $     73,012
       30,900    Federated Department Stores, Inc. .............................          1,042,875
        3,100    Lowe's Co., Inc. ..............................................            127,294
       10,000    Sears, Roebuck & Co. ..........................................            326,250
       13,500    Target Corp. ..................................................            783,000
       12,000    TJX Companies, Inc. ...........................................            225,000
                                                                                      -------------
                                                                                          2,577,431
                                                                                      -------------
                 Semiconductors -- 1.8%
          600    Broadcom Corp., Class A........................................            131,362
       10,700    Cypress Semiconductor Corp. ...................................            452,075
       20,100    Intel Corp. ...................................................          2,687,119
       10,000    Texas Instruments, Inc. .......................................            686,875
                                                                                      -------------
                                                                                          3,957,431
                                                                                      -------------
                 Services-Consumer & Commercial -- 2.6%
      180,000    Cendant Corp. (c)..............................................          2,520,000
       73,000    Electronic Data Systems Corp. .................................          3,011,250
                                                                                      -------------
                                                                                          5,531,250
                                                                                      -------------
                 Services-Data Process -- 0.4%
       17,000    First Data Corp. ..............................................            843,625
                                                                                      -------------
                 Telecommunications -- 6.0%
       65,400    Bell Atlantic Corp. ...........................................          3,323,137
       43,700    BellSouth Corp. ...............................................          1,862,713
       12,000    CenturyTel, Inc. ..............................................            345,000
      160,000    Citizens Communications Co. ...................................          2,760,000
        5,500    GTE Corp. .....................................................            342,375
        4,100    Nortel Networks Corp. .........................................            279,825
       47,100    SBC Communications, Inc. ......................................          2,037,075
       44,000    WorldCom, Inc. ................................................          2,018,500
                                                                                      -------------
                                                                                         12,968,625
                                                                                      -------------
                 Telecommunications-Long Distance -- 0.7%
       49,600    AT&T Corp. ....................................................          1,568,600
                                                                                      -------------
                 Transportation -- 0.1%
       11,300    Burlington Northern Santa Fe...................................            259,194
                                                                                      -------------
                 Total Common Stock (Identified Cost $188,730,306)..............        207,140,244
                                                                                      -------------

Short Term Investments -- 3.7%

   Principal
    Amount       Description                                                              Value(a)
---------------------------------------------------------------------------------------------------
$   6,030,000    Repurchase Agreement with State Street
                 Bank and Trust Co. dated 6/30/2000
                 at 6.25% to be repurchased at
                 $6,033,141 on 7/03/2000,
                 collaterized by $5,405,000
                 U.S. Treasury Bond 7.125% due
                 2/15/2023 valued at
                 $6,154,944.....................................................      $   6,030,000
      178,000    Repurchase Agreement with State Street
                 Bank and Trust Co. dated 6/30/2000
                 at 5.25% to be repurchased at
                 $178,078 on 7/03/2000,
                 collaterized by $185,000
                 U.S. Treasury Bond 5.625% due
                 12/31/2002 valued at $181,763..................................            178,000
      960,000    Repurchase Agreement with State Street
                 Bank and Trust Co. dated 6/30/2000
                 at 5.25% to be repurchased at
                 $960,420 on 7/03/2000,
                 collaterized by $790,000
                 U.S. Treasury Bond 10.375% due
                 11/15/2012 valued at
                 $981,575.......................................................            960,000
      864,863    Associates Corp. of North America, 6.800%, 7/03/2000...........            864,863
                                                                                      -------------
                 Total Short Term Investments (Identified Cost $8,032,863)......          8,032,863
                                                                                      -------------
                 Total Investments-- 99.7% (Identified Cost
                    $196,763,169)(b) ...........................................        215,173,107
                 Other assets less liabilities..................................            388,251
                                                                                      -------------
                 Total Net Assets-- 100%........................................      $ 215,561,358
                                                                                      =============
     (a)  See Note 1a of Notes to Financial Statements.
     (b)  Federal Tax Information:
          At June 30, 2000 the net unrealized appreciation
          on investments based on cost of $196,763,169 for
          federal income tax purposes was as follows:
          Aggregate gross unrealized appreciation
           for all investments in which there is an
           excess of value over tax cost........................................        $29,544,676
          Aggregate gross unrealized depreciation
           for all investments in which there is
           an excess of tax cost over value ....................................        (11,134,738)
                                                                                      -------------
          Net unrealized appreciation...........................................        $18,409,938
                                                                                      =============
     (c)  Non-income producing security.
     ADR  An American Depositary Receipt is a certificate issued by a
          U.S. bank representing the right to receive securities of
          the foreign issuer described. The values of ADR's are
          significantly influenced by trading on exchanges not
          located in the United States.


                  See accompanying notes to financial statements.              9

                        STATEMENT OF ASSETS & LIABILITIES

================================================================================

June 30, 2000
(unaudited)

ASSETS
   Investments at value (Identified cost $196,763,169) ..........                           $ 215,173,107
   Cash .........................................................                                   6,094
   Receivable for:
      Fund shares sold ..........................................                                 556,430
      Securities sold ...........................................                                 909,430
      Dividends and interest ....................................                                 233,128
                                                                                            -------------
                                                                                              216,878,189
LIABILITIES
   Payable for:
      Securities purchased ......................................      $     817,900
      Fund shares redeemed ......................................            255,014
   Accrued expenses:
      Management fees ...........................................             10,655
      Deferred trustees' fees ...................................             85,525
      Accounting and administrative .............................             13,727
      Transfer agent ............................................             66,370
      Other .....................................................             67,640
                                                                       -------------
                                                                                                1,316,831
                                                                                            -------------
NET ASSETS ......................................................                           $ 215,561,358
                                                                                            =============

   Net Assets consist of:
      Paid-in capital ...........................................                           $ 215,761,293
      Undistributed net investment income .......................                                 245,240
      Accumulated net realized gains (losses) ...................                             (18,855,113)
      Unrealized appreciation (depreciation)
      on investments ............................................                              18,409,938
                                                                                            -------------

NET ASSETS ......................................................                           $ 215,561,358
                                                                                            =============

Net asset value and redemption price of Class A shares
   ($161,333,493/22,893,393 shares of beneficial interest) ......                           $        7.05
                                                                                            =============
Offering price per share (100/94.25 of $7.05) ...................                           $        7.48*
                                                                                            =============
 Net asset value and offering price of Class B shares
   ($43,106,873/6,415,615 shares of beneficial interest) ........                           $        6.72**
                                                                                            =============
 Net asset value and offering price of Class C shares
   ($2,438,884/by 362,699 shares of beneficial interest) ........                           $        6.72**
                                                                                            =============
 Net asset value, offering and redemption price of Class Y shares
   ($8,682,108/1,233,140 shares of beneficial interest) .........                           $        7.04
                                                                                            =============


* Based upon single purchases of less than $50,000. Reduced sales charges apply for purchases in excess of this amount.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charges.


10            See accompanying notes to financial statements.

                            STATEMENT OF OPERATIONS

================================================================================

Six Months Ended June 30, 2000
(unaudited)

INVESTMENT INCOME
   Dividends (net of foreign taxes of $463) ..................                         $  1,972,253
   Interest ..................................................                              293,032
                                                                                       ------------
                                                                                          2,265,285
   Expenses
     Management fees .........................................      $    885,060
     Service fees - Class A ..................................           224,962
     Service and distribution fees - Class B .................           239,103
     Service and distribution fees - Class C .................            13,525
     Trustees' fees and expenses .............................             7,952
     Accounting and administrative ...........................            41,877
     Custodian ...............................................            91,297
     Transfer agent - Class A, Class B, Class C ..............           400,050
     Transfer agent - Class Y ................................            15,999
     Audit and tax services ..................................            19,423
     Legal ...................................................            77,280
     Printing ................................................            23,743
     Miscellaneous ...........................................             6,576
                                                                    ------------
     Total expenses before reductions ........................         2,046,847
     Less reductions .........................................           (42,879)         2,003,968
                                                                    ------------       ------------
     Net investment income ...................................                              261,317
                                                                                       ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

   Realized gain (loss) on Investments - net .................                         (13,518,354)
   Unrealized appreciation (depreciation) on
      Investments - net ......................................                          (2,407,282)
                                                                                       ------------
   Net gain (loss) on investment transactions ................                         (15,925,636)
                                                                                       ------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS ........                        $(15,664,319)
                                                                                       ============


            See accompanying notes to financial statements.                   11

                       STATEMENT OF CHANGES IN NET ASSETS

================================================================================

(unaudited)

                                                                                       Six Months
                                                                   Year Ended             Ended
                                                                   December 31,          June 30,
                                                                       1999               2000
                                                                  -------------       -------------
FROM OPERATIONS
   Net investment income ...................................      $     605,873       $     261,317
   Net realized gain (loss) on investments .................         40,961,789         (13,518,354)
   Unrealized appreciation (depreciation) on investments ...        (67,081,156)         (2,407,282)
                                                                  -------------       -------------
   Increase (decrease) in net assets from operations .......        (25,513,494)        (15,664,319)
                                                                  -------------       -------------

FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
     Class A ...............................................           (604,075)                  0
     Class Y ...............................................            (53,329)                  0
   Net realized gain (loss) on investments
     Class A ...............................................        (35,285,726)                  0
     Class B ...............................................        (10,111,504)                  0
     Class C ...............................................           (584,148)                  0
     Class Y ...............................................         (1,629,464)                  0
   In excess of net realized gain
     Class A ...............................................         (3,757,859)                  0
     Class B ...............................................         (1,076,855)                  0
     Class C ...............................................            (62,211)                  0
     Class Y ...............................................           (173,535)                  0
                                                                  -------------       -------------
                                                                    (53,338,706)                  0
                                                                  -------------       -------------
INCREASE (DECREASE) IN NET ASSETS
   DERIVED FROM CAPITAL SHARE TRANSACTIONS .................        (59,686,617)        (58,614,438)
                                                                  -------------       -------------
Total increase (decrease) in net assets ....................       (138,538,817)        (74,278,757)

NET ASSETS
  Beginning of the period ..................................        428,378,932         289,840,115
                                                                  -------------       -------------
  End of the period ........................................      $ 289,840,115       $ 215,561,358
                                                                  =============       =============

UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME (LOSS)
  End of the period ........................................      $     (16,077)      $     245,240
                                                                  =============       =============


12                  See accompanying notes to financial statements.

                              FINANCIAL HIGHLIGHTS

================================================================================

For a share outstanding throughout each period
(unaudited)

                                                                                      Class A
                                                       ------------------------------------------------------------------------
                                                                                                                     Six Months
                                                                         Year Ended December 31,                        Ended
                                                       -----------------------------------------------------------    June 30,
                                                         1995        1996        1997        1998          1999         2000
                                                       ---------   ---------  ---------   ---------      ---------   ---------
Net Asset Value, Beginning of the Period ............  $    7.27   $    8.78  $    9.60   $   10.14      $    9.68   $    7.45
                                                       ---------   ---------  ---------   ---------      ---------   ---------
Income From Investment Operations
Net Investment Income (Loss) ........................       0.10        0.06       0.03        0.03(b)        0.03        0.01
Net Realized and Unrealized Gain
  (Loss) on Investments .............................       2.21        2.12       1.96        0.59          (0.71)      (0.41)
                                                       ---------   ---------  ---------   ---------      ---------   ---------
Total From Investment Operations ....................       2.31        2.18       1.99        0.62          (0.68)      (0.40)
                                                       ---------   ---------  ---------   ---------      ---------   ---------
Less Distributions
Dividends From Net Investment Income ................      (0.09)      (0.06)     (0.02)      (0.02)         (0.02)       0.00
Distributions From Net Realized Capital Gains .......      (0.71)      (1.30)     (1.43)      (1.06)         (1.38)       0.00

Distributions In Excess of Net Realized Gains .......       0.00        0.00       0.00        0.00          (0.15)       0.00
                                                       ---------   ---------  ---------   ---------      ---------   ---------
Total Distributions .................................      (0.80)      (1.36)     (1.45)      (1.08)         (1.55)       0.00
                                                       ---------   ---------  ---------   ---------      ---------   ---------
Net Asset Value, End of the Period ..................  $    8.78   $    9.60  $   10.14   $    9.68      $    7.45   $    7.05
                                                       =========   =========  =========   =========      =========   =========
Total Return (%) (a) (d) ............................       32.3        26.3       21.0         7.1           (6.9)       (5.4)
Ratio of Operating Expenses to
  Average Net Assets (%) ............................       1.37        1.31       1.25        1.26           1.33        1.57(c)
Ratio of Operating Expenses to
  Average Net Assets After Expense Reductions (%) ...       1.37        1.31       1.25        1.26           1.33        1.54(c)(e)
Ratio of Net Investment Income to Average
  Net Assets (%) ....................................       1.22        0.78       0.28        0.29           0.32        0.35(c)
Portfolio Turnover Rate (%) .........................         52          64         55          75             70          94
Net Assets, End of the Period (000) .................  $ 241,038   $ 297,581  $ 348,988   $ 317,902      $ 216,740   $ 161,333

(a)  A sales charge is not reflected in total return calculations.

(b) Per share net investment income has been calculated using the average shares outstanding during the year.

(c)  Computed on an annualized basis.

(d) Effective February 28, 2000, the Fund's investment advisor entered into subadvisory agreements with four subadvisors to restructure the Fund as a Star multimanager fund. Prior to this date the Fund's investment adviser had entered into a subadvisory agreement with a single subadviser.

(e) The Fund has entered into agreements with brokers whereby the brokers will rebate a portion of brokerage commissions. The rebates are used to reduce operating expenses of the Fund.



           See accompanying notes to financial statements.                    13

                              FINANCIAL HIGHLIGHTS

================================================================================

For a share outstanding throughout each period
(unaudited)

                                                                                 Class B
                                                 -----------------------------------------------------------------------------
                                                                                                                    Six Months
                                                                       Year Ended December 31,                         Ended
                                                 ---------------------------------------------------------------     June 30,
                                                   1995         1996         1997         1998            1999         2000
                                                 --------     --------     --------     --------        --------     --------
Net Asset Value, Beginning of the Period ....    $   7.23     $   8.70     $   9.47     $   9.91        $   9.38     $   7.13
                                                 --------     --------     --------     --------        --------     --------
Income From Investment Operations

Net Investment Income (Loss) ................        0.05         0.01        (0.05)       (0.05)(b)       (0.04)       (0.01)
Net Realized and Unrealized Gain (Loss)
  on Investments ............................        2.18         2.07         1.92         0.58           (0.68)       (0.40)
                                                 --------     --------     --------     --------        --------     --------
Total From Investment Operations ............        2.23         2.08         1.87         0.53           (0.72)       (0.41)
                                                 --------     --------     --------     --------        --------     --------
Less Distributions

Dividends From Net Investment Income ........       (0.05)       (0.01)        0.00         0.00            0.00         0.00
Distributions From Net Realized
  Capital Gains .............................       (0.71)       (1.30)       (1.43)       (1.06)          (1.38)        0.00
Distributions In Excess of Net
  Realized Gains ............................        0.00         0.00         0.00         0.00           (0.15)        0.00
                                                 --------     --------     --------     --------        --------     --------
Total Distributions .........................       (0.76)       (1.31)       (1.43)       (1.06)          (1.53)        0.00
                                                 --------     --------     --------     --------        --------     --------
Net Asset Value, End of the Period ..........    $   8.70     $   9.47     $   9.91     $   9.38        $   7.13     $   6.72
                                                 ========     ========     ========     ========        ========     ========
Total Return (%) (a) (d) ....................        31.3         25.4         20.0          6.3            (7.6)        (5.8)
Ratio of Operating Expenses to Average
  Net Assets (%) ............................        2.12         2.06         2.00         2.01            2.08         2.32(c)
Ratio of Operating Expenses to Average
  Net Assets After Expense Reductions (%) ...        2.12         2.06         2.00         2.01            2.08         2.29(c)(e)
Ratio of Net Investment Income to Average
  Net Assets (%) ............................        0.47         0.03        (0.47)       (0.46)          (0.43)       (0.40)(c)
Portfolio Turnover Rate (%) .................          52           64           55           75              70           94
Net Assets, End of the Period (000) .........    $ 27,941     $ 48,210     $ 80,008     $ 86,243        $ 59,497     $ 43,107

(a) A contingent deferred sales charge is not reflected in total return calculations.

(b) Per share net investment loss has been calculated using the average shares outstanding during the year.

(c)  Computed on an annualized basis.

(d) Effective February 28, 2000, the Fund's investment advisor entered into subadvisory agreements with four subadvisors to restructure the Fund as a Star multimanager fund. Prior to this date the Fund's investment adviser had entered into a subadvisory agreement with a single adviser.

(e) The Fund has entered into agreements with brokers whereby the brokers will rebate a portion of brokerage commissions. The rebates are used to reduce operating expenses of the Fund.


14                See accompanying notes to financial statements.

                              FINANCIAL HIGHLIGHTS

================================================================================

For a share outstanding throughout each period
(unaudited)

                                                                                        Class C
                                                           ---------------------------------------------------------------
                                                                                                                Six Months
                                                                        Year Ended December 31,                   Ended
                                                           --------------------------------------------------    June 30,
                                                             1995      1996       1997       1998       1999       2000
                                                           -------   -------    -------    -------    -------    -------
Net Asset Value, Beginning of the Period ...............   $  7.23   $  8.70    $  9.46    $  9.92    $  9.39    $  7.14
                                                           -------   -------    -------    -------    -------    -------
Income From Investment Operations

Net Investment Income (Loss) ...........................      0.05      0.01      (0.05)(b)  (0.05)(b)  (0.04)     (0.01)
Net Realized and Unrealized Gain (loss) on Investments .      2.18      2.06       1.94       0.58      (0.68)     (0.41)
                                                           -------   -------    -------    -------    -------    -------
Total From Investment Operations .......................      2.23      2.07       1.89       0.53      (0.72)     (0.42)
                                                           -------   -------    -------    -------    -------    -------
Less Distributions
Dividends From Net Investment Income ...................     (0.05)    (0.01)      0.00       0.00       0.00       0.00
Distributions From Net Realized Capital Gains ..........     (0.71)    (1.30)     (1.43)     (1.06)     (1.38)      0.00
Distributions In Excess of Net Realized Gains ..........      0.00      0.00       0.00       0.00      (0.15)      0.00
                                                           -------   -------    -------    -------    -------    -------
Total Distributions ....................................     (0.76)    (1.31)     (1.43)     (1.06)     (1.53)      0.00
                                                           -------   -------    -------    -------    -------    -------
Net Asset Value, End of the Period .....................   $  8.70   $  9.46    $  9.92    $  9.39    $  7.14    $  6.72
                                                           =======   =======    =======    =======    =======    =======
Total Return (%) (a)(d) ................................      31.3      25.2       20.2        6.3       (7.6)      (5.9)
Ratio of Operating Expenses to Average Net Assets (%) ..      2.12      2.06       2.00       2.01       2.08       2.32(c)

Ratio of Operating Expenses to Average Net
  Assets After Expense Reductions (%) ..................      2.12      2.06       2.00       2.01       2.08       2.29(c)(e)
Ratio of Net Investment Income to Average Net Assets (%)      0.47      0.03      (0.47)     (0.46)     (0.43)     (0.40)(c)

Portfolio Turnover Rate (%) ............................        52        64         55         75         70         94
Net Assets, End of the Period (000) ....................   $ 1,224   $ 3,735    $ 6,527    $ 6,445    $ 3,398    $ 2,439

(a) A contingent deferred sales charge is not reflected in total return calculations.

(b) Per share net investment loss has been calculated using the average shares outstanding during the year.

(c)  Computed on an annualized basis.

(d) Effective February 28, 2000, the Fund's investment advisor entered into subadvisory agreements with four subadvisors to restructure the Fund as a Star multimanager fund. Prior to this date the Fund's investment adviser had entered into a subadvisory agreement with a single subadviser.

(e) The Fund has entered into agreements with brokers whereby the brokers will rebate a portion of brokerage commissions. The rebates are used to reduce operating expenses of the Fund.


                 See accompanying notes to financial statements.              15

                              FINANCIAL HIGHLIGHTS

================================================================================

(unaudited)
For a share outstanding throughout each period

                                                                                        Class Y
                                                           ---------------------------------------------------------------
                                                                                                                Six Months
                                                                        Year Ended December 31,                   Ended
                                                           --------------------------------------------------    June 30,
                                                             1995      1996       1997       1998       1999       2000
                                                           -------   -------    -------    -------    -------    -------
Net Asset Value, Beginning of the Period ...............   $  7.24   $  8.75    $  9.55    $ 10.10    $  9.65    $  7.42
                                                           -------   -------    -------    -------    -------    -------
Income From Investment Operations

Net Investment Income ..................................      0.12      0.08       0.06(a)    0.06(a)    0.06       0.03
Net Realized and Unrealized Gain (loss)
  on Investments .......................................      2.21      2.10       1.95       0.59      (0.71)     (0.41)
                                                           -------   -------    -------    -------    -------    -------
Total From Investment Operations .......................      2.33      2.18       2.01       0.65      (0.65)     (0.38)
                                                           -------   -------    -------    -------    -------    -------
Less Distributions
Dividends From Net Investment Income ...................     (0.11)    (0.08)     (0.03)     (0.04)     (0.05)      0.00
Distributions From Net Realized Capital Gains ..........     (0.71)    (1.30)     (1.43)     (1.06)     (1.38)      0.00
Distributions In Excess of Net Realized Gains ..........      0.00      0.00       0.00       0.00      (0.15)      0.00
                                                           -------   -------    -------    -------    -------    -------
Total Distributions ....................................     (0.82)    (1.38)     (1.46)     (1.10)     (1.58)      0.00
                                                           -------   -------    -------    -------    -------    -------
Net Asset Value, End of the Period .....................   $  8.75   $  9.55    $ 10.10    $  9.65    $  7.42    $  7.04
                                                           =======   =======    =======    =======    =======    =======
Total Return (%) (c) ...................................      32.8      26.4       21.3        7.4       (6.7)      (5.1)
Ratio of Operating Expenses to
  Average Net Assets (%) ...............................      1.12      1.06       1.00       1.01       1.08       1.08(b)
Ratio of Operating Expenses to
  Average Net Assets After Expense Reductions (%) ......      1.12      1.06       1.00       1.01       1.08       1.05(b)(d)
Ratio of Net Investment Income to Average
  Net Assets (%) .......................................      1.47      1.03       0.53       0.54       0.57       1.04(b)
Portfolio Turnover Rate (%) ............................        52        64         55         75         70         94
Net Assets, End of the Period ..........................   $ 6,738   $12,716    $24,164    $17,789    $10,205    $ 8,682

(a) Per share net investment income has been calculated using the average shares outstanding during the year.

(b)  Computed on an annualized basis.

(c) Effective February 28, 2000, the Fund's investment advisor entered into subadvisory agreements with four subadvisors to restructure the Fund as a Star multimanager fund. Prior to this date the Fund's investment adviser had entered into a subadvisory agreement with a single advisor.

(d) The Fund has entered into agreements with brokers whereby the brokers will rebate a portion of brokerage commissions. The rebates are used to reduce operating expenses of the Fund.


16                See accompanying notes to financial statements.

                         NOTES TO FINANCIAL STATEMENTS

================================================================================

For the Period Ended June 30, 2000
(unaudited)

1. Significant Accounting Policies. The Fund is a Series of Nvest Funds Trust I, (the "Trust"), a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Fund seeks a reasonable long-term investment return from a combination of market appreciation and dividend income from equity securities. The Declaration of Trust permits the Trustees to issue an unlimited number of shares of the Trust in multiple series (each such series is a "Fund").

The Fund offers Class A, Class B, Class C and Class Y shares. Class A shares are sold with a maximum front end sales charge of 5.75%. Class B shares do not pay a front end sales charge, but pay a higher ongoing distribution fee than Class A shares, for eight years (at which point they automatically convert to Class A shares), and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase (or five years if purchased before May 1, 1997). Class C shares do not pay front end sales charges and do not convert to any class of shares, but they do pay a higher ongoing distribution fee than Class A shares and may be subject to a contingent deferred sales charge if those shares are redeemed within one year. Class Y shares do not pay a front end sales charge, a contingent deferred sales charge or service and distribution fees. They are intended for institutional investors with a minimum of $1,000,000 to invest. Expenses of the Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees applicable to such class and certain transfer agent fees), and votes as a class only with respect to its own Rule 12b-1 plan. Shares of each class would receive their pro rata share of the net assets of the Fund, if the Fund were liquidated. In addition, the Trustees approve separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States for investment companies. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Security Valuation. Equity securities are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees, which service provides the last reported sale price for securities listed on an applicable securities exchange or on the NASDAQ national market system, or, if no sale was reported and in the case of over-the-counter securities not so listed, the last reported bid price. Short-term obligations with a remaining maturity of less than sixty days are stated at amortized cost, which approximates market value. All other securities and assets are valued at their fair value as determined in good faith by the Fund's adviser and subadviser, under the supervision of the Fund's Trustees.

b. Security Transactions and Related Investment Income. Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Interest income for the Fund is increased by the accretion of discount. In determining net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

================================================================================

For the Period Ended June 30, 2000
(unaudited)

c. Federal Income Taxes. The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders all of its income and any net realized capital gains, at least annually. Accordingly, no provision for federal income tax has been made.

d. Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles. Permanent book and tax basis differences may result in reclassification to the capital accounts.

e. Repurchase Agreements. The Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is the Fund's policy that the market value of the collateral be at least equal to 100% of the repurchase price, including interest. The subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

2. Purchases and Sales of Securities. For the six months ended June 30, 2000 purchases and sales of securities (excluding short-term investments) were $215,982,531 and $279,766,413 respectively.

3a. Management Fees and Other Transactions with Affiliates. Effective February 28, 2000, the Fund's investment advisor entered into subadvisory agreements with four subadvisors to restructure the Fund as a Star multimanager fund. Prior to this date the Fund's investment adviser had entered into a subadvisory agreement with a single subadviser. The Fund pays gross management fees to its adviser, Nvest Funds Management, L.P. ("Nvest Management"), at the annual rate of 0.75% of the first $200 million of the Fund's average daily net assets, 0.70% of the next $300 million of the Fund's average daily net assets, and 0.65% of such assets in excess of $500 million reduced by amount of any subadvisers fees paid by the Fund to its subadvisers as follows: Loomis, Sayles & Company, L.P. at the annual rate of 0.535% of the first $200 million of the average daily net assets of the segment of the Fund that the subadviser manages, 0.35% of the next $300 million and 0.30% of such assets in excess of $500 million; Vaughan, Nelson Scarborough & McCullough, L.P. at the annual rate of 0.50% of the first $25 million of the average daily net assets of the segment of the Fund that the subadviser manages, 0.40% of the next $175 million and 0.0325% of such assets in excess of $300 million and 0.275% of such assets in excess of $500 million; Harris Associates, L.P. at the annual rate of 0.50% of the first $100 million of the average daily net assets of the segment of the Fund that the subadviser manages and 0.475% of such assets in excess of $100 million; Westpeak Investment Advisors, L.P. at the annual rate of 0.50% of the first $25 million of the average daily net assets of the segment of the Fund that the subadviser manages, 0.40% of the next $75 million and 0.35% of the next $100 million and 0.30% of such assets in excess of $200 million. Certain officers and directors of the Adviser are also officers or trustees of the Fund. Nvest Management, Loomis, Sayles & Company, L.P., Harris Associates, L.P., Vaughan Nelson Scarborough & McCullough L.P., and Westpeak Investment Advisors, L.P. are wholly owned subsidiaries of Nvest Companies, L.P. ("Nvest"), which is a subsidiary of Metropolitan Life Insurance Company (Note 7).

================================================================================

For the Period Ended June 30, 2000
(unaudited)

Fees retained by Nvest Management and paid to each Subadviser under the management agreement and subadvisory agreements in effect during the six months ended June 30, 2000 are as follows:

                   Fees Earned
                   -----------
                   Nvest Management                  $    304,109
                   Loomis Sayles                          317,366
                   Harris Associates                       96,534
                   Vaughan Nelson                          83,534
                   Westpeak                                83,517
                                                     ------------
                                                     $    885,060
                                                     ============

The effective annualized management fee for the period ended June 30, 2000 was 0.74%.

b. Accounting and Administrative Expense. Nvest Services Company, Inc. ("NSC") is a wholly owned subsidiary of Nvest and performs certain accounting and administrative services for the Fund. The Fund pays NSC a group fee for these services equal to the annual rate of 0.035% of the first $5 billion of Nvest Funds' average daily net assets, 0.0325% of the next $5 billion of the Nvest Funds' average daily net assets, and 0.03% of the Nvest Funds' average daily net assets in excess of $10 billion. For the six months ended June 30, 2000, these expenses amounted to $41,877 and are shown separately in the financial statements as accounting and administrative. The effective annualized accounting and administrative expense for the period ended June 30, 2000 was 0.034%.

c. Transfer Agent Fees. NSC is the transfer and shareholder servicing agent to the Fund and Boston Financial Data Services ("BFDS") serves as the sub-transfer agent for the Fund. NSC receives account fees for Class A, Class B and Class C shareholder accounts. NSC and BFDS are also reimbursed by the Fund for our-of-pocket expenses. Class Y shares bear a transfer agent fee of 0.10% of average daily net assets. For the six months ended June 30, 2000, the Fund paid NSC $324,272 as compensation for its services as transfer agent.

d. Service and Distribution Fees. Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Service Plan relating to the Fund's Class A shares (the "Class A Plan") and Service and Distribution Plans relating to the Fund's Class B and Class C shares (the "Class B and Class C Plans").

Under the Class A Plan, the Fund pays Nvest Funds Distributor, L.P. ("Nvest Funds"), the Fund's distributor (a wholly owned subsidiary of Nvest) a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class A shares, as reimbursement for expenses (including certain payments to securities dealers, who may be affiliated with Nvest Funds) incurred by Nvest Funds in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts. For the six months ended June 30, 2000, the Fund paid Nvest Funds $224,962 in fees under the Class A Plan. If the expenses of Nvest Funds that are otherwise reimbursable under the Class A Plan incurred in any year exceed the amounts payable by the Fund under the Class A Plan, the unreimbursed amount (together with unreimbursed amounts from prior years) may be carried forward for

================================================================================

For the Period Ended June 30, 2000
(unaudited)

reimbursement in future years in which the Class A Plan remains in effect. The amount of unreimbursed expenses carried forward at June 30, 2000 is $1,651,994.

Under the Class B and Class C Plans, the Fund pays Nvest Funds a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with Nvest Funds) incurred by Nvest Funds in providing personal services to investors in Class B and Class C shares and/or the maintenance of shareholder accounts. For the six months ended June 30, 2000 the Fund paid Nvest Funds $59,776 and $3,381 in service fees under the Class B and Class C plans, respectively.

Also under the Class B and Class C Plans, the Fund pays Nvest Funds monthly distribution fees at the annual rate of 0.75% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with Nvest Funds) incurred by Nvest Funds in connection with the marketing or sale of Class B and Class C shares. For the six months ended June 30, 2000 the Fund paid Nvest Funds $179,327 and $10,144 in distribution fees under the Class B and Class C plans, respectively.

Commissions (including contingent deferred sales charges) on Fund shares paid to Nvest Funds by investors in shares of the Fund during the six months ended June 30, 2000 amounted to $131,022.

e. Trustees Fees and Expenses. The Fund does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of Nvest Management, Nvest Funds, Nvest, NSC or their affiliates. Each other Trustee receives a retainer fee at the annual rate of $40,000 and meeting attendance fees of $3,500 for each meeting of the Board of Trustees attended. Each committee member receives an additional retainer fee at the annual rate of $6,000 while each committee chairman receives a retainer fee (beyond the $6,000 fee) at the annual rate of $4,000. These fees are allocated to the various Nvest Funds based on a formula that takes into account, among other factors, the relative net assets of each fund.

A deferred compensation plan is available to the Trustees on a voluntary basis. Each participating Trustee will receive an amount equal to the value that such deferred compensation would have been, had it been invested in the Fund or certain other Nvest Funds on the normal payment date. Deferred amounts remain in the Funds until distributed in accordance with the Plan.

================================================================================

For the Period Ended June 30, 2000
(unaudited)

4. Capital Shares. At June 30, 2000 there was an unlimited number of shares of beneficial interest authorized, divided into four classes, Class A, Class B, Class C and Class Y. Transactions in capital shares were as follows:

                                                                          Year Ended                        Six Months Ended
                                                                       December 31, 1999                     June 30, 2000
                                                                -------------------------------     -------------------------------
Class A                                                             Shares            Amount            Shares            Amount
-------                                                         -------------     -------------     -------------     -------------
Shares sold ................................................        2,346,397     $  22,300,459         1,353,566     $   9,682,603
Shares issued in connection with the reinvestment of:
   Dividends from net investment income ....................           75,122           577,581                 0                 0
   Distributions from net realized gain ....................        5,074,919        38,315,721                 0                 0
                                                                -------------     -------------     -------------     -------------
                                                                    7,496,438        61,193,761         1,353,566         9,682,603
Shares repurchased .........................................      (11,234,478)     (104,215,629)       (7,553,772)      (53,413,182)
                                                                -------------     -------------     -------------     -------------
Net increase (decrease) ....................................       (3,738,040)    $ (43,021,868)       (6,200,206)    $ (43,730,579)
                                                                -------------     -------------     -------------     -------------

                                                                          Year Ended                        Six Months Ended
                                                                       December 31, 1999                     June 30, 2000
                                                                -------------------------------     -------------------------------
Class B                                                             Shares            Amount            Shares            Amount
-------                                                         -------------     -------------     -------------     -------------
Shares sold ................................................        1,053,267     $   9,458,092           439,164     $   2,994,970
Shares issued in connection with the reinvestment of:
   Distributions from net realized gain ....................        1,475,509        10,666,215                 0                 0
                                                                -------------     -------------     -------------     -------------
                                                                    2,528,776        20,124,307           439,164         2,994,970
Shares repurchased .........................................       (3,374,257)      (29,996,708)       (2,369,121)      (16,048,754)
                                                                -------------     -------------     -------------     -------------
Net increase (decrease) ....................................         (845,481)    $  (9,872,401)    $  (1,929,957)    $ (13,053,784)
                                                                -------------     -------------     -------------     -------------

                                                                          Year Ended                        Six Months Ended
                                                                       December 31, 1999                     June 30, 2000
                                                                -------------------------------     -------------------------------
Class C                                                             Shares            Amount            Shares            Amount
-------                                                         -------------     -------------     -------------     -------------
Shares sold ................................................          100,723     $     920,756            28,069     $     190,885
Shares issued in connection with the reinvestment of:
   Distributions from net realized gain ....................           85,269           618,538                 0                 0
                                                                -------------     -------------     -------------     -------------
                                                                      185,992         1,539,294            28,069           190,885
                                                                -------------     -------------     -------------     -------------
Shares repurchased .........................................         (395,961)       (3,583,052)         (141,443)         (963,522)
                                                                -------------     -------------     -------------     -------------
Net increase (decrease) ....................................         (209,969)    $  (2,043,758)    $    (113,374)    $    (772,637)
                                                                -------------     -------------     -------------     -------------

================================================================================

For the Period Ended June 30, 2000
(unaudited)

                                                                          Year Ended                        Six Months Ended
                                                                       December 31, 1999                     June 30, 2000
                                                                -------------------------------     -------------------------------
Class Y                                                             Shares            Amount            Shares            Amount
-------                                                         -------------     -------------     -------------     -------------
Shares sold ................................................          365,082     $   3,446,134           155,662     $   1,067,540
Shares issued in connection with the reinvestment of:
   Dividends from net investment income ....................            6,962            53,329                 0                 0
   Distributions from net realized gain ....................          239,879         1,802,999                 0                 0
                                                                -------------     -------------     -------------     -------------
                                                                      611,923         5,302,462           155,662         1,067,540
Shares repurchased .........................................       (1,079,849)      (10,051,052)         (297,877)       (2,124,978)
                                                                -------------     -------------     -------------     -------------
Net increase (decrease) ....................................         (467,926)    $  (4,748,590)         (142,215)    $  (1,057,438)
                                                                -------------     -------------     -------------     -------------
Increase (decrease) derived from
  capital shares transactions ..............................       (5,261,416)    $ (59,686,617)       (8,385,752)    $ (58,614,438)
                                                                -------------     -------------     -------------     -------------

5. Line of Credit. The Fund along with the other portfolios that comprise the Nvest Funds (the "Funds") participate in a $100,000,000 committed line of credit provided by Citibank, N.A. under a credit agreement (the "Agreement") dated March 3, 2000. Advances under the Agreement are taken primarily for temporary or emergency purposes. Borrowings under the Agreement bear interest at a rate tied to one of several short-term rates that may be selected from time to time. In addition, the Funds are charged a facility fee equal to 0.08% per annum on the unused portion of the line of credit. The annual cost of maintaining the line of credit and the facility fee is apportioned pro rata among the participating Funds. There were no borrowings as of or during the six month ended June 30, 2000.

6. Expense reductions. The Fund has entered into agreements with brokers whereby the brokers will rebate a portion of brokerage commissions. Amounts earned by the Fund under such agreements are presented as a reduction of expenses in the Statement of Operations. For the six months ended June 30, 2000, the Fund's expenses were reduced by $42,879 under these agreements.

7. Subsequent Event. Nvest, L.P., and its affiliated operating partnership, Nvest Companies, L.P., have entered into an agreement for CDC Asset Management to acquire all of their outstanding partnership units. CDC Asset Management is the investment management arm of France's Caisse des Depots et Consignations, which is a major diversified financial institution. Nvest will be renamed CDC Asset Management-North America and it will continue to use the holding company structure. Nvest affiliates will retain their investment independence, brand names, management and operating autonomy. The transaction will not affect daily operations of the Nvest Funds or the investment management activities of the Funds' investment advisers or subadvisers.

Consummation of the transaction with CDC is subject to a number of contingencies, including regulatory approvals and approval of the unitholders of Nvest, L.P. and Nvest Companies L.P. Under the rules for mutual funds the transaction may result in a change of control for the Nvest affiliates. Consequently, it is anticipated that the Nvest affiliates will seek approval of new agreements from the Board of Trustees and shareholders prior to the consummation of the transaction. The transaction is expected to close in the fourth quarter of 2000.

================================================================================

ADDITIONAL INFORMATION

Shareholder Meeting (Unaudited). At a special shareholder's meeting held on April 19, 2000, shareholders of the Fund voted for the following proposals:

1. Subadvisory agreement relating to the Fund between Nvest Funds Management, L.P., and Loomis, Sayles & Company, L.P.

      Voted For        Voted Against        Abstained Votes        Total Votes
      ---------        -------------        ---------------        -----------
    18,971,412.353      403,597.630          1,031,638.528        20,406,648.511

2. Subadvisory agreement relating to the Fund between Nvest Funds Management, L.P., and Vaughan, Nelson, Scarborough & McCullough, L.P.

      Voted For        Voted Against        Abstained Votes        Total Votes
      ---------        -------------        ---------------        -----------
    18,888,205.797      430,357.705          1,088,085.009        20,406,648.511

3. Subadvisory agreement relating to the Fund between Nvest Funds Management, L.P., and Harris Associates, L.P.

      Voted For        Voted Against        Abstained Votes        Total Votes
      ---------        -------------        ---------------        -----------
    18,901,761.133      445,167.157          1,059,720.221        20,406,648.511

4. Subadvisory agreement relating to the Fund between Nvest Funds Management, L.P., and Westpeak Investment Advisors, L.P.

      Voted For        Voted Against        Abstained Votes        Total Votes
      ---------        -------------        ---------------        -----------
    18,900,958.432      423,225.776          1,082,464.303        20,406,648.511

                           NVEST STAR SMALL CAP FUND
                             NVEST STAR VALUE FUND
                            NVEST STAR ADVISERS FUND

   Supplement dated August 21, 2000 to Nvest Star Funds Prospectuses Classes
                  A, B and C and Class Y each dated May 1, 2000


Nvest Star Small Cap Fund

Clyde S. McGregor, C.F.A., has become co-portfolio manager of the Harris Associates segment of Nvest Star Small Cap Fund, joining James P. Benson, who has managed the segment since November 1999. Mr. McGregor, who has replaced Steven J. Reid, joined Harris Associates as an analyst in 1981 and began managing portfolios in 1986. He holds an M.B.A. in Finance from the University of Wisconsin-Madison (1977) and a B.A. in Economics and Religion from Oberlin College (1974).

The investment approach of the Harris Associates segment of the Fund remains the same.

Nvest Star Value Fund

Effective August 1, 2000, Margaret Buescher is the sole portfolio manager for the segment of the Fund managed by Vaughan, Nelson, Scarborough & McCullough.

Nvest Star Advisers Fund

Effective August 1, 2000, Joseph Gatz remains the lead portfolio manager and Daniel Thelen remains a co-portfolio manager for the segment of the Fund managed by Loomis Sayles.

                                   NVEST FUNDS

================================================================================


      LARGE-CAP EQUITY FUNDS             GLOBAL/INTERNATIONAL EQUITY
        Capital Growth Fund                  Star Worldwide Fund
        Kobrick Growth Fund               International Equity Fund
           Growth Fund
      Growth and Income Fund
           Balanced Fund
          Star Value Fund                   CORPORATE INCOME FUNDS
                                       Short Term Corporate Income Fund
       ALL-CAP EQUITY FUNDS                    Bond Income Fund
        Star Advisers Fund                     High Income Fund
       Kobrick Capital Fund                 Strategic Income Fund
          Bullseye Fund
        Equity Income Fund                 GOVERNMENT INCOME FUNDS
                                      Limited Term U.S. Government Fund
      SMALL-CAP EQUITY FUNDS              Government Securities Fund
        Star Small Cap Fund
   Kobrick Emerging Growth Fund               MONEY MARKET FUNDS*
                                             Cash Management Trust
                                        Tax Exempt Money Market Trust

                                    *Investments in money market funds are not
                                      insured or guaranteed by the FDIC or any
                                                government agency.


                              TAX-FREE INCOME FUNDS
                              Municipal Income Fund
                           Intermediate Term Tax Free
                               Fund of California
                       Massachusetts Tax Free Income Fund


To learn more, and for a free prospectus, contact your financial representative.

                    Visit our Web site at www.nvestfunds.com
                          Nvest Funds Distributor, L.P.
                               399 Boylston Street
                                Boston, MA 02116
                             Toll Free 800-225-5478


     This material is authorized for distribution to prospective investors when it is preceded or accompanied by the Fund's current prospectus, which contains information about distribution charges, management and other items of interest. Investors are advised to read the prospectus carefully before investing.

     Nvest Funds Distributor, L.P, and other firms selling shares of Nvest Funds are members of the National Association of Securities Dealers, Inc. (NASD). As a service to investors, the NASD has asked that we inform you of the availability of a brochure on its Public Disclosure Program. The program provides access to information about securities firms and their representatives. Investors may obtain a copy by contacting the NASD at 800-289-9999 or by visiting their Web site at www.NASDR.com.

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